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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 6/30
Date of reporting period: 12/31/09

Item 1 — Reports to Shareholders

2009 SEMIANNUAL REPORT

Janus Asset Allocation Funds

Janus Modular Portfolio Construction® Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics
and holdings

            Janus Asset Allocation Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687). You can also visit janus.com/info. Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Letter to the Shareholders

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholder,

We would like to take this opportunity to thank you for your investment with Janus. Over the past twelve months, we’ve seen one of the strongest market rebounds on record from lows reached in March driven by evidence that the U.S. and economies around the globe were beginning to improve. Throughout the market downturn and subsequent rebound, we have remained committed to our 40-year, research-driven approach and long-term investment view. As a result, we have continued to deliver strong results relative to many of our peers.

For the one-year period ended December 31, 2009, 77% of Janus retail funds, Class J Shares, ranked within Lipper’s top two quartiles based on total returns. Looking longer-term, 92% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 86% ranked in Lipper’s top two quartiles for the five-year period ended December 31, 2009. (Lipper rankings are based on total returns. See complete rankings on page 4.)

Current Outlook

Improving economic conditions, positive earnings surprises and healthier capital markets have helped overall market sentiment grow more bullish as 2009 came to an end. We are encouraged by the turnaround since the unprecedented downturn that began in September 2008, but think the sustainability of the current recovery is uncertain. As we have stated in the past, we believe the U.S. Federal Reserve’s (Fed) liquidity injections and other governmental support for the financial system were necessary and that these responses have helped the U.S. and global economies avert a more severe recession. With the financial system in a much healthier position than it was a year ago and with the economy improving, focus has turned towards the Fed’s exit strategy and whether the economy can stand on its own as stimulus and other emergency measures wind down. Other concerns include reduced consumption by consumers brought on by the recession, limited private lending and ongoing weakness in housing market and its impact on consumers.

In the U.S., the S&P 500® Index gained more than 26% during the 12-month period, but still remained more than 28% below its record closing high set in October 2007. Non-U.S. equity markets delivered even stronger performance gaining more than 32% (MSCI All Country World ex-U.S. IndexSM) with emerging equity markets (MSCI EMF Index) rising nearly 63% in local currency terms.

In addition to the strong recovery by equity markets, credit markets posted impressive results. Credit spreads, or the difference between the yields on corporate bonds versus the yields on equivalent Treasury bonds, narrowed sharply after reaching historically wide levels in December 2008 amidst heightened risk aversion. The U.S. High Yield market (Barclays Capital U.S. Corporate High Yield Index) posted the strongest returns, gaining over 58%. The U.S. investment grade credit market (Barclays Capital U.S. Credit Index) rose roughly 16% during the period.

Commodity prices were strong for the year, while the U.S. dollar finished lower versus most major currencies amid a move into higher yielding currencies and concern over a rising U.S. Government deficit. Gold closed near a record high, helping to keep inflation worries in the forefront. Despite the continuation of the strong equity market rally, high unemployment and the U.S. dollar remained key concerns for investors.

Looking Ahead

During the broad market rally, markets worldwide moved higher as investors felt more comfortable moving money back into riskier assets. Individual stocks and bonds performed similarly amid a rising tide that lifted all boats. In this environment, there was little difference between the returns of low quality companies and high quality companies. We think investors should be prepared for a more discriminate environment going forward as markets normalize. Therefore, we believe individual security selection will play a greater role in determining investors’ success. As bottom-up researchers throughout our 40-year history, our goal remains to identify those companies going through positive fundamental transition, which we believe results in the best opportunities for our investors.

Janus Asset Allocation Funds | 1

Continued

Increased savings and greater diversification, with an emphasis on fixed income and dividends, is likely to be a big theme for investors over the next few years. We continue to believe a balanced strategy may provide the best opportunity for the long-term success of our investors, and we remain committed to delivering strong long-term performance on your behalf.

We thank you for your business and your continued confidence in Janus.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.335.2687 or download the file from janus.com/info. Read it carefully before investing or sending money.

There is no assurance that the investment process will consistently lead to successful investing.

The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

The MSCI All Country World ex-U.S. IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

The MSCI EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

Barclays Capital U.S. Corporate High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

The Barclays Capital U.S. Credit Index is comprised of the Barclays Capital U.S. Corporate Index and the non-native currency subcomponent of the Barclays Capital U.S. Government-Related Index. It includes publicly issued U.S. corporates, specified foreign debentures and secured notes denominated in U.S. dollars. It is a subset of the Barclays Capital U.S. Government/Credit Index and the Barclays Capital U.S. Aggregate Bond Index.

Rankings may be based, in part, on the performance of a predecessor fund or share class and are calculated by Lipper using a performance calculation methodology that differs from that used by Janus. Differences in the methodologies may lead to variances in calculating total performance returns, in some cases this variance may be significant, thereby

2 | DECEMBER 31, 2009

Co-Chief Investment Officers’ Letter to the Shareholders

potentially affecting the ranking of the Fund[s]. The rankings are displayed for informational purposes only and should not be relied upon when making investment decisions.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Rankings are for the share class shown only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the rankings for the period.

In preparing this document, Janus has relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (01/10)

Janus Asset Allocation Funds | 3

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 12/31/09

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds

Janus Investment Fund (Inception date)

Growth & Core

Janus Balanced Fund(1);(9/92)	Mixed-Asset Target Allocation-Moderate Funds	43	219/509	1	1/412	1	1/311	19	28/148	4	1/27	1	1/338

Janus Contrarian Fund;(2/00)	Multi-Cap Core Funds	22	170/795	46	308/683	6	29/519	–	–	17	37/227	17	37/227

Janus Enterprise Fund(1);(9/92)	Mid-Cap Growth Funds	41	191/474	25	103/425	14	47/353	93	166/178	39	14/35	26	115/448

Janus Fund;(2/70)	Large-Cap Growth Funds	36	290/814	35	246/702	27	154/582	67	207/310	16	3/18	40	301/754

Janus Growth and Income Fund(1);(5/91)	Large-Cap Core Funds	7	60/906	40	304/773	37	240/653	68	252/374	8	6/78	48	388/820

Janus Orion Fund;(6/00)	Multi-Cap Growth Funds	8	36/459	16	57/378	3	9/310	–	–	19	35/192	57	238/418

Janus Research Fund(1);(5/93)	Large-Cap Growth Funds	16	124/814	17	117/702	14	78/582	76	235/310	4	3/79	12	77/652

Janus Research Core Fund(1);(6/96)	Large-Cap Core Funds	9	74/906	40	302/773	15	98/653	35	129/374	3	6/201	57	466/820

Janus Triton Fund(1);(2/05)	Small-Cap Growth Funds	10	53/540	2	9/472	–	–	–	–	1	4/399	1	4/450

Janus Twenty Fund*;(4/85)	Large-Cap Growth Funds	14	111/814	1	2/702	1	3/582	41	127/310	6	2/34	38	286/766

Janus Venture Fund*;(4/85)	Small-Cap Growth Funds	7	36/540	47	220/472	30	116/397	84	181/217	10	1/10	20	25/125

Risk-Managed

INTECH Risk-Managed Core Fund;(2/03)	Multi-Cap Core Funds	83	656/795	68	464/683	60	312/519	–	–	48	182/386	48	182/386

Value

Perkins Mid Cap Value Fund(1);(8/98)	Mid-Cap Value Funds	76	191/251	6	11/210	5	8/161	4	2/61	3	1/48	3	1/48

Perkins Small Cap Value Fund;(10/87)	Small-Cap Core Funds	27	198/756	1	6/631	4	18/522	12	32/269	4	5/128	4	5/128

Global & International

Janus Global Life Sciences Fund;(12/98)	Global Healthcare/Biotechnology Funds	18	8/45	8	3/41	33	12/36	79	15/18	17	2/11	10	4/42

Janus Global Opportunities Fund(1);(6/01)	Global Funds	49	266/544	33	122/378	65	185/287	–	–	17	31/185	65	201/313

Janus Global Research Fund(1);(2/05)	Global Funds	12	65/544	10	36/378	–	–	–	–	4	11/292	4	11/292

Janus Global Technology Fund;(12/98)	Global Science & Technology Funds	65	50/77	33	21/64	26	15/58	90	18/19	36	6/16	43	27/63

Janus Overseas Fund(1);(5/94)	International Funds	1	2/1275	1	7/975	1	1/700	13	48/386	1	1/99	1	1/611

Janus Worldwide Fund(1);(5/91)	Global Funds	27	142/544	64	239/378	74	211/287	96	137/143	42	7/16	33	181/558

Fixed Income

Janus Flexible Bond Fund(1);(7/87)	Intermediate Investment Grade Debt Funds	52	285/549	6	25/458	7	24/395	18	39/219	10	2/19	7	30/477

Janus High-Yield Bond Fund(1);(12/95)	High Current Yield Funds	76	347/459	25	98/391	17	56/341	16	33/207	7	6/90	23	70/313

Janus Short-Term Bond Fund(1);(9/92)	Short Investment Grade Debt Funds	59	144/246	2	4/223	2	3/176	13	12/94	20	5/24	3	6/231

Asset Allocation

Janus Smart Portfolio – Conservative;(12/05)	Mixed-Asset Target Allocation Conservative Funds	22	97/441	4	13/361	–	–	–	–	2	5/304	2	5/304

Janus Smart Portfolio – Moderate;(12/05)	Mixed-Asset Target Allocation Moderate Funds	10	49/509	1	3/412	–	–	–	–	2	6/369	2	6/369

Janus Smart Portfolio – Growth;(12/05)	Mixed-Asset Target Allocation Growth Funds	7	43/649	6	32/549	–	–	–	–	3	13/497	3	13/497

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*Closed to new investors.

Past performance is no guarantee of future results. For current month end performance, call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit Janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital).

Ranking is for Class J Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

Lipper, Inc., a wholly-owned subsidiary of Reuters, is a nationally recognized organization that ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

4 | DECEMBER 31, 2009

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares only); administrative fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the five-month period from August 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, to certain limits until at least February 16, 2011. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds’ redemption fees (where applicable) and any related exchange fees. These fees are fully described in certain underlying funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Asset Allocation Funds | 5

Janus Modular Portfolio Construction® Fund (unaudited)

Fund Snapshot
We believe that we can provide long-term growth of capital using a sophisticated asset allocation process that dynamically diversifies across core, alpha and alternative categories. Allocations are optimized using internally-developed quantitative tools and risk-overlay in conjunction with the qualitative oversight of Janus’ investment leadership.
Dan Scherman portfolio manager

Performance Overview

Janus Modular Portfolio Construction® (MPC) Fund’s Class I Shares returned 9.94% for the five-month period ended December 31, 2009. This compares to a return of 14.28% for the Russell 3000® Index, the Fund’s primary benchmark, during the same period. These results compare to a 10.94% return by its secondary benchmark, the MPC Allocation Composite Index, a hypothetical combination of unmanaged indices, which combines the total returns from the Russell 3000® Index (50%), the Barclays Capital U.S. Aggregate Bond Index (25%), and the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. IndexSM (25%).

Market Review

Global equity indices continued to march higher for the five months ended December 31, 2009, as economic data pointed to improvement from depressed levels and corporate earnings came in generally higher than expected. Rising unemployment and weak consumer spending remained headwinds, but investors focused on a stabilizing economy and potential for recovery. Markets traded lower at the end of October, which marked the anniversary of 2008’s significant sell-off. Notably, broad indices have rallied since March to levels not seen since the beginning of the market drop in 2008. Emerging markets outperformed developed markets during the period led by Latin America and Russia. Europe led developed market regions followed closely by North America. Asia lagged significantly due to a negative return in Japan for the five-month period. In terms of sectors, materials and information technology were the best performing, while financials and utilities were relative laggards. Commodities, generally, performed strongly led by industrial metals and natural gas. Gold set record highs in December before trimming gains near period end. The Dollar Index finished slightly lower, as the U.S. currency lagged the euro.

In the U.S. fixed income market, the trend of corporate bond spreads tightening relative to Treasuries continued with the largest moves in the high-yield segment (prices move inversely to yield). Commercial mortgage-backed securities (CMBS) and investment grade corporates also posted strong gains. Investment grade aggregate indices finished higher thanks to the strong performance of corporates, which helped offset negative returns on long-term Treasuries during the period. The Treasury yield curve widened at all maturities with the largest moves in the long end (10 and 30 year maturities). Treasuries were weak, as buyers weighed the implications of the Treasury Department’s continued auctions at a time the U.S. Federal Reserve was bringing its Treasury-buying program to a close. Late in the period, evidence of an improving economy encouraged investors to sell Treasuries and buy riskier assets. During December, the Treasury yield curve widened to record spreads between two-year and ten-year notes.

Investment Process

Janus MPC Fund is structured as a proprietary fund-of-funds, which means we have the ability to select from Janus, INTECH and Perkins funds currently available to shareholders. When we want exposure to an asset class not represented by any of these managers, we are free to invest outside our corporate umbrella, as we have done this period in the case of our commodities, foreign currency and hedge fund strategy investments. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Our choice of investments is driven not only by an evaluation of the quality and sustainability of fund performance, but also by our characterization of each underlying strategy as CORE, ALPHA or ALTS (Alternative). While we employ very specific quantitative and qualitative criteria for inclusion in each of these “modules,” they can be simplified this way:

•	CORE strategies are stock and bond portfolios – both international and domestic – that seek to provide market-like exposure to the segments of the market in which each manager specializes.

6 | DECEMBER 31, 2009

(unaudited)

•	ALPHA strategies are those that seek market-beating performance more or less independent of investment style or asset class.

•	ALTS strategies march to their own beat and seek to diversify some of the risks assumed by investing in CORE and ALPHA strategies.

Once we’ve defined our investable universe and parsed it into these three categories, we then employ techniques such as mean-variance optimization (as well as a measured dose of qualitative judgment) to assemble each module independently. For example, in the CORE module, we mix and match the eligible CORE funds into a portfolio that best mimics what we believe represents “the market” to a modern investor. Next, we look across the roster of available ALPHA strategies to assemble a portfolio that gives us what we believe will be the greatest return in exchange for the least amount of risk. Finally, we assemble a portfolio of ALTS assets that we believe will have the lowest possible correlation with the first two modules in an effort to diversify away some of the risks inherent in investing in the other two.

Once the three individual modules are built, we attempt to combine them in a way designed to take advantage of both the benefits of asset class diversification and the current market environment. We do this not by allocating tactically among the modules, or by investing a set percentage of Fund assets in each asset class and then periodically rebalancing back toward those targets, but instead by allocating assets on the basis of how much risk we believe shareholders can bear. When we think risky assets are performing well, we systematically allocate more to the ALPHA module; when we think they are performing poorly, we systematically allocate a greater percentage to CORE. Our allocation to ALTS is designed to remain static at roughly 10% of Fund assets.

Portfolio Review

We trailed the all-equity Russell 3000® Index, our primary benchmark, due to an underweight to equities, which significantly outperformed fixed income. We also lagged the MPC Allocation Composite Index due in part to a modest overweight in fixed income for most of the period.

The synchronized nature of the markets’ recovery off the March lows meant that most asset classes rose together, but with riskier assets outperforming more conservative ones. This theme was echoed in the Fund during the period, as the ALPHA sleeve outpaced both the CORE and ALTS sleeves.

During our quarterly re-allocation in October, we increased our ALPHA exposure by approximately 6% through a reduction to the CORE sleeve, which declined from approximately 55% of the Fund to 49%. The net effect was to raise equity and fixed income allocations to approximately 65% and 25%, respectively, with the balance in ALTS and cash. Among individual investments, we increased our weighting in Janus Contrarian Fund.

Contributors and Detractors

Within the ALPHA sleeve, Janus Global Life Sciences Fund and Janus Forty Fund detracted, while Janus Overseas Fund, Janus Contrarian Fund and Janus Orion Fund were the top contributors. Orion, an all-capitalization strategy, had the second best performance on an absolute basis for MPC Fund.

CORE detractors included Janus Fund, Janus High Yield Fund and INTECH Risk-Managed International Fund. Janus Flexible Bond, the largest holding within the CORE sleeve and MPC Fund overall, was the most significant contributor followed by Janus International Equity Fund.

The ALTS sleeve, which is designed to provide a hedge against specific risks like inflation and market volatility, underperformed both ALPHA and CORE, which we would expect in a fast-rising market. Detractors included the Wisdom Tree Japanese Yen exchange-traded fund (ETF). Despite the sleeve’s overall performance, the best absolute performer for the MPC Fund as a whole was Janus Global Real Estate Fund.

Outlook

After last year’s strong performance across most asset classes, we are expecting more muted returns in 2010, driven less by emphasis on market exposure and more on security selection in both equity and fixed income. We believe the re-emergence of stock and bond picking should play into the strength of the investment teams at Janus, Perkins and INTECH.

Janus Asset Allocation Funds | 7

Janus Modular Portfolio Construction® Fund (unaudited)

Janus Modular Portfolio Construction® Fund
(% of Net Assets)

Core
INTECH Risk-Managed Growth Fund – Class I Shares	2.4%
INTECH Risk-Managed International Fund – Class I Shares	2.3%
INTECH Risk-Managed Value Fund – Class I Shares	2.4%
Janus Flexible Bond Fund – Class I Shares	22.8%
Janus High-Yield Fund – Class I Shares	2.1%
Janus International Equity Fund – Class I Shares	6.3%
Janus Research Core Fund – Class I Shares	2.6%
Janus Research Fund – Class I Shares	2.0%
Janus Triton Fund – Class I Shares	3.5%
Perkins Mid Cap Value Fund – Class I Shares	2.3%
Alpha
Janus Contrarian Fund – Class I Shares	10.3%
Janus Forty Fund – Class I Shares	10.0%
Janus Global Life Sciences Fund – Class I Shares	4.7%
Janus Orion Fund – Class I Shares	5.4%
Janus Overseas Fund – Class I Shares	10.1%
Alternative
Janus Global Real Estate Fund – Class I Shares	1.0%

Janus Modular Portfolio Construction® Fund At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2009

8 | DECEMBER 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009				Expense Ratios – estimated for the fiscal year
	Five-Month
	Period Ended	One	Since	Total Annual Fund	Net Annual Fund
	12/31/09	Year	Inception*	Operating Expenses	Operating Expenses

Janus Modular Portfolio Construction® Fund – Class A Shares

NAV	9.97%	28.64%	–2.01%	13.98%	1.34%

MOP	3.69%	21.19%	–6.29%

Janus Modular Portfolio Construction® Fund – Class C Shares

NAV	9.65%	28.49%	–2.39%	14.10%	2.09%

CDSC	8.57%	27.22%	–2.39%

Janus Modular Portfolio Construction® Fund – Class I Shares	9.94%	28.87%	–1.78%	14.11%	1.09%

Janus Modular Portfolio Construction® Fund – Class S Shares	10.10%	28.82%	–2.00%	17.07%	1.59%

Janus Modular Portfolio Construction® Fund – Class T Shares	9.71%	28.60%	–1.93%	14.60%	1.34%

Russell 3000® Index	14.28%	28.34%	–7.29%

MPC Allocation Composite Index	10.94%	25.98%	–2.03%

Lipper Quartile – Class I Shares	–	2nd	2nd

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Growth Funds	–	172/649	276/636

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

A Fund which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

See important disclosures on the next page.

Janus Asset Allocation Funds | 9

Janus Modular Portfolio Construction® Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s and an underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to Janus Modular Portfolio Construction® Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of Janus Modular Portfolio Construction® Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets in the U.S. and abroad and to the additional risks associated with investments.

The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders.

The underlying funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the underlying fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of the underlying bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the underlying funds and selling of bonds within the underlying funds by the portfolio managers.

The underlying funds that invest in high-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Adviser Modular Portfolio Construction® Fund merged into Janus Modular Portfolio Construction® Fund.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Modular Portfolio Construction® Fund (the “JAD predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into the Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

August 31, 2008 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 3, 2008

10 | DECEMBER 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,098.50	$2.46

Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	$2.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,095.30	$5.01

Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,098.10	$2.46

Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	$2.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,099.70	$2.73

Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	$3.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,097.09	$3.63

Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$4.21

†	Expenses are equal to the annualized expense ratio of 0.56% for Class A Shares, 1.14% for Class C Shares, 0.56% for Class I Shares, 0.62% for Class S Shares and 0.83% for Class T Shares, multiplied by the average account value over the period, multiplied by 153/365 (to reflect a five-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

Janus Asset Allocation Funds | 11

Janus Modular Portfolio Construction® Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Common Stock – 0.9%
Government/Corporate – 0.9%
6,996	Goldman Sachs Absolute Return Tracker Fund (cost $63,399)	$63,590

Exchange Traded Funds – 7.0%
Commodity – 4.4%
9,810	iShares S&P GSCI Commodity-Indexed Trust (ETF)*	312,155
Currency – 2.6%
6,577	WisdomTree Dreyfus Japanese Yen Fund (ETF)*	184,616

Total Exchange Traded Funds (cost $490,140)		496,771

Mutual Funds(1) – 90.2%
Equity Funds – 65.3%
15,628	INTECH Risk-Managed Growth Fund – Class I Shares	172,066
23,152	INTECH Risk-Managed International Fund – Class I Shares	164,383
20,482	INTECH Risk-Managed Value Fund – Class I Shares	170,005
55,581	Janus Contrarian Fund – Class I Shares	733,120
22,171	Janus Forty Fund – Class I Shares	710,138
15,482	Janus Global Life Sciences Fund – Class I Shares	334,260
9,288	Janus Global Real Estate Fund – Class I Shares	74,022
44,574	Janus International Equity Fund – Class I Shares	447,967
38,530	Janus Orion Fund – Class I Shares	384,915
16,871	Janus Overseas Fund – Class I Shares	717,345
9,691	Janus Research Core Fund – Class I Shares	187,716
5,802	Janus Research Fund – Class I Shares	141,741
19,480	Janus Triton Fund – Class I Shares	248,371
8,433	Perkins Mid Cap Value Fund – Class I Shares	166,968
		4,653,017
Fixed-Income Funds – 24.9%
156,796	Janus Flexible Bond Fund – Class I Shares	1,629,110
17,706	Janus High-Yield Fund – Class I Shares	150,502
		1,779,612

Total Mutual Funds (cost $5,611,086)		6,432,629

Money Market – 2.5%
177,362	Janus Cash Liquidity Fund LLC, 0% (cost $177,362)	177,362

Total Investments (total cost $6,341,987) – 100.6%		7,170,352

Cash, Receivables and Other Assets, net of Liabilities – (0.6)%		(42,458)

Net Assets – 100%		$7,127,894

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedule of Investments and Financial Statements.

12 | DECEMBER 31, 2009

Statement of Assets and Liabilities

Janus Modular
As of December 31, 2009 (unaudited)	Portfolio
(all numbers in thousands except net asset value per share)	Construction® Fund

Assets:
Investments at cost	$6,342
Unaffiliated investments at value	$6,993
Affiliated investments at value	177
Repurchase agreements	–
Cash	1
Receivables:
Fund shares sold	1
Dividends	8
Non-interested Trustees’ deferred compensation	–
Other assets	–
Total Assets	7,180
Liabilities:
Payables:
Investments purchased	8
Advisory fees	15
Audit fees	13
Postage fees	3
Printing fees	6
Transfer agent fees and expenses	3
Administrative services fees – Class S Shares	–
Distribution fees – Class A Shares	1
Distribution fees – Class C Shares	2
Distribution fees – Class S Shares	–
Networking fees – Class A Shares	–
Networking fees – Class C Shares	–
Networking fees – Class I Shares	–
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	1
Total Liabilities	52
Net Assets	$7,128
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$6,443
Undistributed net investment income/(loss)*	8
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(151)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	828
Total Net Assets	$7,128
Net Assets – Class A Shares	$3,162
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	332
Net Asset Value Per Share(1)	$9.51
Maximum Offering Price Per Share(2)	$10.09
Net Assets – Class C Shares	$2,257
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	238
Net Asset Value Per Share(1)	$9.46
Net Assets – Class I Shares	$1,394
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	146
Net Asset Value Per Share(1)	$9.54
Net Assets – Class S Shares	$293
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31
Net Asset Value Per Share(1)	$9.51
Net Assets – Class T Shares	$22
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2
Net Asset Value Per Share(1)	$9.52

*	See Note 5 in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 13

Statement of Operations

Janus Modular
For the five-month period ended December 31, 2009 (unaudited)	Portfolio
(all numbers in thousands)	Construction® Fund(1)

Investment Income:
Dividends	$–
Dividends from affiliates	55
Total Investment Income	55
Expenses:
Advisory fees	2
Transfer agent fees and expenses	3
Legal fees	7
Audit fees	9
Postage fees	2
Non-interested Trustees’ fees and expenses	–
Printing expenses	6
Distribution fees – Class A Shares	3
Distribution fees – Class C Shares	7
Distribution fees – Class S Shares	–
Administrative fees – Class S Shares	–
Networking fees – Class A Shares	–
Networking fees – Class C Shares	–
Networking fees – Class I Shares	–
Other expenses	–
Total Expenses	39
Expense and Fee Offset	–
Net Expenses	39
Less: Excess Expense Reimbursement	(21)
Net Expenses after Expense Reimbursement	18
Net Investment Income/(Loss)	37
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	20
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	465
Net Gain/(Loss) on Investments	485
Net Increase/(Decrease) in Net Assets Resulting from Operations	$522

(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

14 | DECEMBER 31, 2009

Statements of Changes in Net Assets

	Janus Modular
For the five-month period ended December 31, 2009 (unaudited)	Portfolio
and the fiscal period ended July 31, 2009	Construction® Fund
(all numbers in thousands)	2009(1)	2009(2)

Operations:
Net investment income/(loss)	$37	$56
Net realized gain/(loss) from investment and foreign currency transactions	20	(159)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	465	364
Net Increase/(Decrease) in Net Assets Resulting from Operations	522	261
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(31)	(3)
Class C Shares	(23)	(6)
Class I Shares	(14)	(3)
Class S Shares	(3)	(2)
Class T Shares	–	–
Net realized gain from investment transactions*
Class A Shares	(6)	–
Class C Shares	(4)	–
Class I Shares	(2)	–
Class S Shares	(1)	–
Class T Shares	–	–
Net (Decrease) from Dividends and Distributions	(84)	(14)
Capital Share Transactions:
Shares sold
Class A Shares	1,226	1,670
Class C Shares	861	1,190
Class I Shares	806	740
Class S Shares	47	494
Class T Shares	20	1
Reinvested dividends and distributions
Class A Shares	37	3
Class C Shares	26	6
Class I Shares	16	3
Class S Shares	3	2
Class T Shares	–	–
Shares repurchased
Class A Shares	(16)	(28)
Class C Shares	(43)	(22)
Class I Shares	(301)	(3)
Class S Shares	(255)	(40)
Class T Shares	–	–
Net Increase/(Decrease) from Capital Share Transactions	2,427	4,016
Net Increase/(Decrease) in Net Assets	2,865	4,263
Net Assets:
Beginning of period	4,263	–
End of period	$7,128	$4,263

Undistributed net investment income/(loss)*	$8	$42

*	See Note 5 in Notes to Financial Statements.
(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from September 3, 2008 (inception date) through July 31, 2009.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 15

Financial Highlights

Class A Shares

For a share outstanding during the
five-month period ended December 31, 2009 (unaudited)	Janus Modular Portfolio Construction® Fund
and the period ended July 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$8.76	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.15
Net gain/(loss) on investments (both realized and unrealized)	.84	(1.31)
Total from Investment Operations	.87	(1.16)
Less Distributions:
Dividends (from net investment income)*	(.10)	(.08)
Dividends (from capital gains)*	(.02)	–
Total Distributions	(.12)	(.08)
Net Asset Value, End of Period	$9.51	$8.76
Total Return**	9.85%	(11.38)%
Net Assets, End of Period (in thousands)	$3,162	$1,734
Average Net Assets for the Period (in thousands)	$2,535	$488
Ratio of Gross Expenses to Average Net Assets***(3)	0.57%	0.62%
Ratio of Net Expenses to Average Net Assets***(3)	0.56%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.70%	3.35%
Portfolio Turnover Rate***	38%	78%

Class C Shares

For a share outstanding during the
five-month period ended December 31, 2009 (unaudited)	Janus Modular Portfolio Construction® Fund
and the period ended July 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$8.74	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	.19
Net gain/(loss) on investments (both realized and unrealized)	.84	(1.37)
Total from Investment Operations	.84	(1.18)
Less Distributions:
Dividends (from net investment income)*	(.10)	(.08)
Dividends (from capital gains)*	(.02)	–
Total Distributions	(.12)	(.08)
Net Asset Value, End of Period	$9.46	$8.74
Total Return**	9.53%	(11.58)%
Net Assets, End of Period (in thousands)	$2,257	$1,288
Average Net Assets for the Period (in thousands)	$1,707	$684
Ratio of Gross Expenses to Average Net Assets***(3)	1.15%	0.48%(4)
Ratio of Net Expenses to Average Net Assets***(3)	1.14%	0.48%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.14%	3.37%
Portfolio Turnover Rate***	38%	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from September 3, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.46% and 1.45% respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

16 | DECEMBER 31, 2009

Class I Shares

For a share outstanding during the
five-month period ended December 31, 2009 (unaudited)	Janus Modular Portfolio Construction® Fund
and the period ended July 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$8.79	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.19
Net gain/(loss) on investments (both realized and unrealized)	.85	(1.32)
Total from Investment Operations	.87	(1.13)
Less Distributions:
Dividends (from net investment income)*	(.10)	(.08)
Dividends (from capital gains)*	(.02)	–
Total Distributions	(.12)	(.08)
Net Asset Value, End of Period	$9.54	$8.79
Total Return**	9.81%	(11.08)%
Net Assets, End of Period (in thousands)	$1,394	$782
Average Net Assets for the Period (in thousands)	$1,183	$382
Ratio of Gross Expenses to Average Net Assets***(3)	0.57%	0.46%
Ratio of Net Expenses to Average Net Assets***(3)	0.56%	0.45%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.66%	3.57%
Portfolio Turnover Rate***	38%	78%

Class S Shares

For a share outstanding during the
five-month period ended December 31, 2009 (unaudited)	Janus Modular Portfolio Construction® Fund
and the period ended July 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$8.75	$10.00
Income from Investment Operations:
Net investment income/(loss)	.15	.19
Net gain/(loss) on investments (both realized and unrealized)	.73	(1.36)
Total from Investment Operations	.88	(1.17)
Less Distributions:
Dividends (from net investment income)*	(.10)	(.08)
Dividends (from capital gains)*	(.02)	–
Total Distributions	(.12)	(.08)
Net Asset Value, End of Period	$9.51	$8.75
Total Return**	9.97%	(11.48)%
Net Assets, End of Period (in thousands)	$293	$458
Average Net Assets for the Period (in thousands)	$409	$274
Ratio of Gross Expenses to Average Net Assets***(3)	0.63%	0.72%
Ratio of Net Expenses to Average Net Assets***(3)	0.62%	0.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.26%	3.09%
Portfolio Turnover Rate***	38%	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from September 3, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 17

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the
five-month period ended December 31, 2009 (unaudited)	Janus Modular Portfolio Construction® Fund
and the period ended July 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$8.78	$8.25
Income from Investment Operations:
Net investment income/(loss)	.03	.01
Net gain/(loss) on investments (both realized and unrealized)	.83	.52
Total from Investment Operations	0.86	.53
Less Distributions:
Dividends (from net investment income)*	(.10)	–
Dividends (from capital gains)*	(.02)	–
Total Distributions	(.12)	–
Net Asset Value, End of Period	$9.52	$8.78
Total Return**	9.71%	6.42%
Net Assets, End of Period (in thousands)	$22	$1
Average Net Assets for the Period (in thousands)	$9	$1
Ratio of Gross Expenses to Average Net Assets***(3)	0.84%	0.76%
Ratio of Net Expenses to Average Net Assets***(3)	0.83%	0.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.18%	1.56%
Portfolio Turnover Rate***	38%	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

18 | DECEMBER 31, 2009

Notes to Schedule of Investments (unaudited)

Barclays Capital U.S. Aggregate Bond Index	Is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

MPC Allocation Composite Index	Is a hypothetical combination of unmanaged indices. This internally-calculated index combines the total returns from the Russell 3000® Index (50%), the Barclays Capital U.S. Aggregate Bond Index (25%), and the Morgan Stanley Capital International All Country World ex-U.S. Index (25%).

Russell 3000® Index	Measures the performance of the stocks of the 3,000 largest publicly-traded U.S. companies, based on market capitalization, and it measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

ETF	Exchange-Traded Fund

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Modular Portfolio Construction® Fund
Common Stock	$63,590	$–	$–
Exchange Traded Funds	496,771	–	–
Mutual Funds	–	6,432,629	–
Money Market	–	177,362	–
Total Investments in Securities	$560,361	$6,609,991	$–

Janus Asset Allocation Funds | 19

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Modular Portfolio Construction® Fund is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”) with approximately 90% of its assets allocated to Janus-managed mutual funds and approximately 10% allocated to unqualified pooled investment vehicles (e.g., ETFs) and derivatives. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The share classes in this report are not offered directly to individual investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
The Fund invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which the Fund’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: 60%-90% stocks and 15%-30% bonds and money market instruments and 5-15% alternative investments for the Fund. A brief description of each of the underlying funds that the Fund may invest in are as follows.

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES
INTECH RISK-MANAGED CORE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the S&P 500® Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Morgan Stanley Capital International (“MSCI”) EAFE® (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital. The fund invests primarily in common

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stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index.

JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in

Janus Asset Allocation Funds | 21

Notes to Financial Statements (unaudited) (continued)

issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

JANUS INTERNATIONAL FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS ORION FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.

JANUS RESEARCH CORE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). The fund may invest in companies of any size.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of

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capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index.

PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index.

PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index.

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES
JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

POTENTIAL UNDERLYING FUNDS PRIMARILY UTILIZING ALTERNATIVE STRATEGIES
JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets, but will normally limit such investments

Janus Asset Allocation Funds | 23

Notes to Financial Statements (unaudited) (continued)

to 15% of its net assets, measured at the time of purchase.

JANUS LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund’s portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle, and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the fund’s portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund’s investment policies.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
The Fund’s net asset value (“NAV”) is partially calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of an underlying fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the Fund and the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the Fund and the underlying funds traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s and the underlying funds’ Trustees. Short-term securities held by the Fund and the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the Fund and the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the Fund and the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund and the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s and the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s and the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the Fund and the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the Fund and the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Additionally, the

24 | DECEMBER 31, 2009

Fund as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the five-month period ended December 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting

Janus Asset Allocation Funds | 25

Notes to Financial Statements (unaudited) (continued)

pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2009 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurements Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to the Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Fund and underlying funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund and underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Fund and underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund and underlying funds invest in a derivative for speculative purposes, the Fund or underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Fund and underlying funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Fund’s or an underlying fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. Derivatives traded OTC, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

26 | DECEMBER 31, 2009

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund and certain underlying funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund and certain underlying funds may require the counterparty to post collateral if the Fund or underlying funds have a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The underlying funds, except INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the “Risk-Managed funds”), may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The underlying funds, except the Risk-Managed funds, may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings of the Fund and underlying funds and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund and underlying funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund and underlying funds are subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Fund or underlying funds are fully collateralized by other securities, which are denoted on the Fund’s or the underlying funds’ Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s or underlying funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund and underlying funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund and underlying funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Fund and underlying funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fund or an underlying fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the

Janus Asset Allocation Funds | 27

Notes to Financial Statements (unaudited) (continued)

possession of the Fund’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the underlying funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund and underlying funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund or underlying funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Fund or underlying funds may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund and underlying funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund and underlying funds, except the Risk-Managed funds, may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund and underlying funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Fund or underlying funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund or underlying funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund or underlying funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund or underlying funds could result in the Fund or underlying funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid by the underlying funds.

The Fund or the underlying funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Fund or underlying funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund or underlying funds and the counterparty and by having the counterparty post collateral to cover the Fund’s or underlying funds’ exposure to the counterparty.

Holdings of the Fund designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Fund or underlying funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund or underlying funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund or underlying funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an

28 | DECEMBER 31, 2009

instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund or underlying funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund or underlying funds may recognize due to written call options.

Other Options
In addition to the option strategies described above, the Fund and certain underlying funds may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Fund and certain underlying funds may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Fund’s net assets, when combined with all other illiquid investments of the Fund. The Fund may use exotic options to the extent that they are consistent with the Fund’s investment objective and investment policies, and applicable regulations.

The Fund and certain underlying funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include but are not limited to outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund and the underlying funds, except the Risk-Managed funds, may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Fund and underlying funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund or underlying funds. If the other party to a swap defaults, the Fund or underlying funds would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund or underlying funds utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund or underlying funds and reduce the Fund’s or underlying funds’ total return. Swap contracts of the Fund are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Fund are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Fund or underlying funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Fund or underlying funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Fund’s or underlying funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers (undiscounted), is the notional value of the contract. The risk is mitigated by having a netting arrangement between the Fund or underlying funds and the counterparty and by posting of collateral by the counterparty to the Fund or underlying funds to cover the Fund’s or underlying funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Janus Asset Allocation Funds | 29

Notes to Financial Statements (unaudited) (continued)

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Fund’s or underlying funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund or underlying funds and the counterparty and by the posting of collateral to the Fund or underlying funds to cover the Fund’s or underlying funds’ exposure to the counterparty.

In accordance with FASB guidance, the Fund adopted the provisions for “Derivative and Hedging,” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$219	$–	$–	$219

Total	$–	$219	$–	$–	$219

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$(268)	$–	$–	$(268)

Total	$–	$(268)	$–	$–	$(268)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The effect of derivatives on the Statement of Operations is indicative of the Fund’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The underlying funds, particularly Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. The Risk-Managed funds do not intend to invest in high-yield/high-risk bonds.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
Certain underlying funds, Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying

30 | DECEMBER 31, 2009

funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Borrowing
The underlying fund, Janus Long/Short Fund, may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, Janus Long/Short Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Janus Long/Short Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows Janus Long/Short Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by Janus Long/Short Fund involves special risk considerations that may not be associated with other funds that may only borrow for temporary or emergency purposes. Because substantially all of Janus Long/Short Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of Janus Long/Short Fund’s agreement with its lender, the NAV per share of Janus Long/Short Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if Janus Long/Short Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, Janus Long/Short Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that Janus Long/Short Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of Janus Long/Short Fund compared with what it would have been without leverage.

Counterparties
Fund or underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund or underlying funds. The Fund or underlying funds may be unable to recover their investments from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s or underlying funds’ exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

The Fund or underlying funds may be exposed to counterparty risk through participation in various programs including, but not limited to, lending their securities to third parties, cash sweep arrangements whereby the Fund’s or underlying funds’ cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund or underlying funds intend to enter into financial transactions with counterparties that Janus Capital believes to be

Janus Asset Allocation Funds | 31

Notes to Financial Statements (unaudited) (continued)

creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund or underlying funds focus their transactions with a limited number of counterparties, they will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Fund or underlying funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund or underlying funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund or underlying funds bears directly in connection with their own operations.

Exchange-Traded Notes
The Fund or underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the underlying funds’ total return. The Fund or underlying funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund or underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s or underlying funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically and are tied to a benchmark lending rate such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The underlying funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the underlying funds may be party to interfund lending agreements between the underlying funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing underlying fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Fannie

32 | DECEMBER 31, 2009

Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ yield and the underlying funds’ return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest changes and causing its price to decline.

Mortgage Dollar Rolls
Certain underlying funds, Janus Flexible Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the underlying funds sell a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The underlying funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income of the underlying funds.

The underlying funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the underlying funds maintained in a segregated account. To the extent that the underlying funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the underlying funds are required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the underlying funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The underlying funds do not have the right to vote on securities while they are being lent; however, the underlying funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign

Janus Asset Allocation Funds | 33

Notes to Financial Statements (unaudited) (continued)

short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the underlying funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral of the underlying funds are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the underlying funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the underlying funds’ Schedules of Investments (if applicable). The lending fees and an underlying fund’s portion of the interest income earned on cash collateral are included on the underlying funds’ Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the underlying funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Securities Traded on a To-Be-Announced Basis
Certain underlying funds, Janus Flexible Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the underlying funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the underlying funds, normally 15 to 45 days later. Beginning on the date the underlying funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The underlying funds, except the Risk-Managed funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Risk-Managed funds, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying funds’ net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls (limitation not applicable to Janus Long/Short Fund). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by other securities. The underlying funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited

34 | DECEMBER 31, 2009

with the broker. The underlying funds pay stock loan fees on assets borrowed from the security broker.

The underlying funds may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the underlying funds to similar risks. To the extent that the underlying funds enter into short derivative positions, the underlying funds may be exposed to risks similar to those associated with short sales, including the risk that the underlying fund’s losses are theoretically unlimited.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Modular Portfolio Construction® Fund	All Asset Levels	0.07

Janus Capital has contractually agreed until at least February 16, 2011, to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Janus Modular Portfolio Construction® Fund	0.45

Janus Capital was entitled to recoup such reimbursement or fee reduction from the Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period the normal operating expenses allocated to the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements expires September 3, 2011.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing or procuring administrative services to investors in Class S Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

Class T Shares of the Fund pays an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. These administrative fees are paid by Class T Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees

Janus Asset Allocation Funds | 35

Notes to Financial Statements (unaudited) (continued)

charged by intermediaries exceed the 0.25% of net assets charged to the Fund.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of December 31, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the five-month period ended December 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the five-month period ended December 31, 2009.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer. The Fund reimburses the adviser for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $128,761 was paid by the Trust during the five-month period ended December 31, 2009. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the five-month period ended December 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Modular Portfolio Construction® Fund	$1,264

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the five-month period ended December 31, 2009, redeeming shareholders of Class C Shares paid the following contingent deferred sales charge:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus Modular Portfolio Construction® Fund	$302

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Fund and the underlying funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated

36 | DECEMBER 31, 2009

unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Fund.

During the five-month period ended December 31, 2009, the Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/09

Janus Modular Portfolio Construction® Fund
INTECH Risk-Managed Growth Fund – Class I Shares	6,057	$62,629	(799)	$(8,124)	$341	$1,195	$172,066
INTECH Risk-Managed International Fund – Class I Shares	9,225	64,777	(2,564)	(17,973)	220	1,305	164,383
INTECH Risk-Managed Value Fund – Class I Shares	8,052	64,346	(1,991)	(15,838)	154	875	170,005
Janus Cash Liquidity Fund LLC	472,172	472,172	(532,000)	(532,000)	–	–	177,362
Janus Contrarian Fund – Class I Shares	42,805	522,289	(1,414)	(18,196)	(388)	900	733,120
Janus Flexible Bond Fund- Class I Shares	72,738	752,717	(37,258)	(381,039)	6,021	36,387	1,629,109
Janus Forty Fund – Class I Shares	10,968	335,573	(611)	(19,661)	(549)	–	710,138
Janus Fund – Class I Shares	335	8,148	(1,069)	(21,848)	4,582	–	–
Janus Global Life Sciences Fund – Class I Shares	6,526	132,383	(433)	(8,990)	144	327	334,260
Janus Global Real Estate Fund – Class I Shares	3,576	26,898	(905)	(6,723)	168	1,301	74,022
Janus High-Yield Fund – Class I Shares	7,104	58,439	(686)	(5,295)	384	4,639	150,502
Janus International Equity Fund – Class I Shares	21,797	210,935	(1,216)	(12,156)	(91)	1,869	447,967
Janus Orion Fund – Class I Shares	21,018	194,711	(24,058)	(217,866)	6,348	492	384,915
Janus Overseas Fund – Class I Shares	7,912	320,353	(670)	(30,570)	(4,634)	2,888	717,345
Janus Research Core Fund – Class I Shares	4,649	85,566	(3,687)	(67,514)	1,242	679	187,716
Janus Research Fund – Class I Shares	2,238	51,652	(382)	(9,077)	(141)	456	141,741
Janus Triton Fund – Class I Shares	7,520	89,821	(1,372)	(16,062)	528	752	248,371
Perkins Mid Cap Value Fund – Class I Shares	3,231	61,615	(570)	(11,178)	(223)	495	166,968

		$3,515,024		$(1,400,110)	$14,106	$54,560	$6,609,990

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended December 31, 2009, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	8/1/09	Purchases	Purchases	Redemptions	Redemption	12/31/09

Janus Modular Portfolio Construction® Fund - Class A Shares	$250,000	$–	–	$–	–	$250,000
Janus Modular Portfolio Construction® Fund - Class C Shares	250,000	–	–	–	–	250,000
Janus Modular Portfolio Construction® Fund - Class I Shares	250,000	–	–	–	–	250,000
Janus Modular Portfolio Construction® Fund - Class S Shares	250,000	–	–	–	–	250,000
Janus Modular Portfolio Construction® Fund - Class T Shares	1,000	10,000	10/29/2009	–	–	11,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment

Janus Asset Allocation Funds | 37

Notes to Financial Statements (unaudited) (continued)

securities for federal income tax purposes as of December 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below excludes appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Modular Portfolio Construction® Fund	$6,518,833	$651,519	$–	$651,519

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Fund that would have been in effect, absent the waiver of certain fees and offsets.

For the five-month period ended December 31, 2009 (unaudited)
and the fiscal period ended July 31, 2009

Janus Modular
Portfolio Construction®Fund

Class A Shares
2009(1)	1.45%
2009(2)	13.34%

Class C Shares
2009(1)	2.04%
2009(2)	13.46%

Class I Shares
2009(1)	1.21%
2009(2)	13.47%

Class S Shares
2009(1)	1.97%
2009(2)	16.43%

Class T Shares
2009(1)	0.32%
2009(3)	7.61%

(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from September 3, 2008 (inception date) through July 31, 2009.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.

38 | DECEMBER 31, 2009

7.	Capital Share Transactions

For the five-month period ended December 31, 2009 (unaudited)	Janus Modular Portfolio
and the fiscal period ended July 31, 2009	Construction® Fund
(all numbers are in thousands)	2009(1)	2009(2)

Transactions in Fund Shares – Class A Shares:
Shares sold	132	201
Reinvested dividends and distributions	4	–
Shares repurchased	(2)	(3)
Net Increase/(Decrease) in Fund Shares	134	198
Shares Outstanding, Beginning of Period	198	–
Shares Outstanding, End of Period	332	198
Transactions in Fund Shares – Class C Shares:
Shares sold	93	149
Reinvested dividends and distributions	3	1
Shares repurchased	(5)	(3)
Net Increase/(Decrease) in Fund Shares	91	147
Shares Outstanding, Beginning of Period	147	–
Shares Outstanding, End of Period	238	147
Transactions in Fund Shares – Class I Shares:
Shares sold	87	89
Reinvested dividends and distributions	2	–
Shares repurchased	(32)	–
Net Increase/(Decrease) in Fund Shares	57	89
Shares Outstanding, Beginning of Period	89	–
Shares Outstanding, End of Period	146	89
Transactions in Fund Shares – Class S Shares:
Shares sold	5	57
Reinvested dividends and distributions	1	–
Shares repurchased	(27)	(5)
Net Increase/(Decrease) in Fund Shares	(21)	52
Shares Outstanding, Beginning of Period	52	–
Shares Outstanding, End of Period	31	52
Transactions in Fund Shares – Class T Shares:
Shares sold	2	122*
Reinvested dividends and distributions	–	–
Shares repurchased	–	–
Net Increase/(Decrease) in Fund Shares	2	122*
Shares Outstanding, Beginning of Period	122*	–
Shares Outstanding, End of Period	2	122*

*	Shares are not in thousands.
(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from September 3, 2008 (inception date) for Class A Shares, Class C Shares, Class I Shares and Class S Shares, and July 6, 2009 (inception date) for Class T Shares through July 31, 2009.

8.	Purchases and Sales of Investment Securities

For the five-month period ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Fund	Securities	of Securities	Obligations	Obligations

Janus Modular Portfolio Construction® Fund	$3,254,993	$875,390	$–	$–

Janus Asset Allocation Funds | 39

Notes to Financial Statements (unaudited) (continued)

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, one of which still remains, and which was brought by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818).

In the Wiggins case, a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether Janus’ petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on Janus’ petition for a writ of certiorari. In addition to the Wiggins case, on January 20, 2010, the Court entered orders dismissing the remaining claims asserted against Janus Capital and its affiliates by fund investors in Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518 (a derivative claim involving alleged frequent trading practices).

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	Subsequent Event

In May 2009, in accordance with FASB guidance, the Fund adopted the provisions of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Fund’s financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

40 | DECEMBER 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

In this disclosure, each fund and portfolio of Janus Investment Fund are referred to as “Fund” and, collectively, as “Funds.”

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the seven Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement,

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent

Janus Asset Allocation Funds | 41

Additional Information (unaudited) (continued)

with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the

42 | DECEMBER 31, 2009

Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Asset Allocation Funds | 43

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

44 | DECEMBER 31, 2009

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Janus Asset Allocation Funds | 45

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

46 | DECEMBER 31, 2009

Notes

Janus Asset Allocation Funds | 47

Notes

48 | DECEMBER 31, 2009

Notes

Janus Asset Allocation Funds | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687); or download the file from janus.com/info. Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0110-041	2-28-10 125-24-71116 02-10

2009 SEMIANNUAL REPORT

Janus Bond & Money Market Funds

Bond
Janus Flexible Bond Fund
Janus High-Yield Fund
Janus Short-Term Bond Fund

Money Market
Janus Money Market Fund
Janus Government Money Market Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Bond & Money Market Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Investment in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

Co-Chief Investment Officers’ Letter to the Shareholders

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholder,

We would like to take this opportunity to thank you for your investment with Janus. Over the past twelve months, we’ve seen one of the strongest market rebounds on record from lows reached in March driven by evidence that the U.S. and economies around the globe were beginning to improve. Throughout the market downturn and subsequent rebound, we have remained committed to our 40-year, research-driven approach and long-term investment view. As a result, we have continued to deliver strong results relative to many of our peers.

For the one-year period ended December 31, 2009, 77% of Janus retail funds, Class J Shares, ranked within Lipper’s top two quartiles based on total returns. Looking longer-term, 92% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 86% ranked in Lipper’s top two quartiles for the five-year period ended December 31, 2009. (Lipper rankings are based on total returns. See complete rankings on page 4.)

Current Outlook

Improving economic conditions, positive earnings surprises and healthier capital markets have helped overall market sentiment grow more bullish as 2009 came to an end. We are encouraged by the turnaround since the unprecedented downturn that began in September 2008, but think the sustainability of the current recovery is uncertain. As we have stated in the past, we believe the U.S. Federal Reserve’s (Fed) liquidity injections and other governmental support for the financial system were necessary and that these responses have helped the U.S. and global economies avert a more severe recession. With the financial system in a much healthier position than it was a year ago and with the economy improving, focus has turned towards the Fed’s exit strategy and whether the economy can stand on its own as stimulus and other emergency measures wind down. Other concerns include reduced consumption by consumers brought on by the recession, limited private lending and ongoing weakness in housing market and its impact on consumers.

In the U.S., the S&P 500® Index gained more than 26% during the 12-month period, but still remained more than 28% below its record closing high set in October 2007. Non-U.S. equity markets delivered even stronger performance gaining more than 32% (MSCI All Country World ex-U.S. IndexSM) with emerging equity markets (MSCI EMF Index) rising nearly 63% in local currency terms.

In addition to the strong recovery by equity markets, credit markets posted impressive results. Credit spreads, or the difference between the yields on corporate bonds versus the yields on equivalent Treasury bonds, narrowed sharply after reaching historically wide levels in December 2008 amidst heightened risk aversion. The U.S. High Yield market (Barclays Capital U.S. Corporate High Yield Index) posted the strongest returns, gaining over 58%. The U.S. investment grade credit market (Barclays Capital U.S. Credit Index) rose roughly 16% during the period.

Commodity prices were strong for the year, while the U.S. dollar finished lower versus most major currencies amid a move into higher yielding currencies and concern over a rising U.S. Government deficit. Gold closed near a record high, helping to keep inflation worries in the forefront. Despite the continuation of the strong equity market rally, high unemployment and the U.S. dollar remained key concerns for investors.

Looking Ahead

During the broad market rally, markets worldwide moved higher as investors felt more comfortable moving money back into riskier assets. Individual stocks and bonds performed similarly amid a rising tide that lifted all boats. In this environment, there was little difference between the returns of low quality companies and high quality companies. We think investors should be prepared for a more discriminate environment going forward as markets normalize. Therefore, we believe individual security selection will play a greater role in determining investors’ success. As bottom-up researchers throughout our 40-year history, our goal remains to identify those companies going through positive fundamental transition, which we believe results in the best opportunities for our investors.

Janus Bond & Money Market Funds | 1

Continued

Increased savings and greater diversification, with an emphasis on fixed income and dividends, is likely to be a big theme for investors over the next few years. We continue to believe a balanced strategy may provide the best opportunity for the long-term success of our investors, and we remain committed to delivering strong long-term performance on your behalf.

We thank you for your business and your continued confidence in Janus.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.335.2687 or download the file from janus.com/info. Read it carefully before investing or sending money.

There is no assurance that the investment process will consistently lead to successful investing.

The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

The MSCI All Country World ex-U.S. IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

The MSCI EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

Barclays Capital U.S. Corporate High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

The Barclays Capital U.S. Credit Index is comprised of the Barclays Capital U.S. Corporate Index and the non-native currency subcomponent of the Barclays Capital U.S. Government-Related Index. It includes publicly issued U.S. corporates, specified foreign debentures and secured notes denominated in U.S. dollars. It is a subset of the Barclays Capital U.S. Government/Credit Index and the Barclays Capital U.S. Aggregate Bond Index.

Rankings may be based, in part, on the performance of a predecessor fund or share class and are calculated by Lipper using a performance calculation methodology that differs from that used by Janus. Differences in the methodologies may lead to variances in calculating total performance returns, in some cases this variance may be significant, thereby

2 | DECEMBER 31, 2009

Co-Chief Investment Officers’ Letter to the Shareholders

potentially affecting the ranking of the Fund[s]. The rankings are displayed for informational purposes only and should not be relied upon when making investment decisions.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Rankings are for the share class shown only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the rankings for the period.

In preparing this document, Janus has relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (01/10)

Janus Bond & Money Market Funds | 3

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 12/31/09

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds

Janus Investment Fund (Inception date)

Growth & Core

Janus Balanced Fund(1);(9/92)	Mixed-Asset Target Allocation-Moderate Funds	43	219/509	1	1/412	1	1/311	19	28/148	4	1/27	1	1/338

Janus Contrarian Fund;(2/00)	Multi-Cap Core Funds	22	170/795	46	308/683	6	29/519	–	–	17	37/227	17	37/227

Janus Enterprise Fund(1);(9/92)	Mid-Cap Growth Funds	41	191/474	25	103/425	14	47/353	93	166/178	39	14/35	26	115/448

Janus Fund;(2/70)	Large-Cap Growth Funds	36	290/814	35	246/702	27	154/582	67	207/310	16	3/18	40	301/754

Janus Growth and Income Fund(1);(5/91)	Large-Cap Core Funds	7	60/906	40	304/773	37	240/653	68	252/374	8	6/78	48	388/820

Janus Orion Fund;(6/00)	Multi-Cap Growth Funds	8	36/459	16	57/378	3	9/310	–	–	19	35/192	57	238/418

Janus Research Fund(1);(5/93)	Large-Cap Growth Funds	16	124/814	17	117/702	14	78/582	76	235/310	4	3/79	12	77/652

Janus Research Core Fund(1);(6/96)	Large-Cap Core Funds	9	74/906	40	302/773	15	98/653	35	129/374	3	6/201	57	466/820

Janus Triton Fund(1);(2/05)	Small-Cap Growth Funds	10	53/540	2	9/472	–	–	–	–	1	4/399	1	4/450

Janus Twenty Fund*;(4/85)	Large-Cap Growth Funds	14	111/814	1	2/702	1	3/582	41	127/310	6	2/34	38	286/766

Janus Venture Fund*;(4/85)	Small-Cap Growth Funds	7	36/540	47	220/472	30	116/397	84	181/217	10	1/10	20	25/125

Risk-Managed

INTECH Risk-Managed Core Fund;(2/03)	Multi-Cap Core Funds	83	656/795	68	464/683	60	312/519	–	–	48	182/386	48	182/386

Value

Perkins Mid Cap Value Fund(1);(8/98)	Mid-Cap Value Funds	76	191/251	6	11/210	5	8/161	4	2/61	3	1/48	3	1/48

Perkins Small Cap Value Fund;(10/87)	Small-Cap Core Funds	27	198/756	1	6/631	4	18/522	12	32/269	4	5/128	4	5/128

Global & International

Janus Global Life Sciences Fund;(12/98)	Global Healthcare/Biotechnology Funds	18	8/45	8	3/41	33	12/36	79	15/18	17	2/11	10	4/42

Janus Global Opportunities Fund(1);(6/01)	Global Funds	49	266/544	33	122/378	65	185/287	–	–	17	31/185	65	201/313

Janus Global Research Fund(1);(2/05)	Global Funds	12	65/544	10	36/378	–	–	–	–	4	11/292	4	11/292

Janus Global Technology Fund;(12/98)	Global Science & Technology Funds	65	50/77	33	21/64	26	15/58	90	18/19	36	6/16	43	27/63

Janus Overseas Fund(1);(5/94)	International Funds	1	2/1275	1	7/975	1	1/700	13	48/386	1	1/99	1	1/611

Janus Worldwide Fund(1);(5/91)	Global Funds	27	142/544	64	239/378	74	211/287	96	137/143	42	7/16	33	181/558

Fixed Income

Janus Flexible Bond Fund(1);(7/87)	Intermediate Investment Grade Debt Funds	52	285/549	6	25/458	7	24/395	18	39/219	10	2/19	7	30/477

Janus High-Yield Bond Fund(1);(12/95)	High Current Yield Funds	76	347/459	25	98/391	17	56/341	16	33/207	7	6/90	23	70/313

Janus Short-Term Bond Fund(1);(9/92)	Short Investment Grade Debt Funds	59	144/246	2	4/223	2	3/176	13	12/94	20	5/24	3	6/231

Asset Allocation

Janus Smart Portfolio – Conservative;(12/05)	Mixed-Asset Target Allocation Conservative Funds	22	97/441	4	13/361	–	–	–	–	2	5/304	2	5/304

Janus Smart Portfolio – Moderate;(12/05)	Mixed-Asset Target Allocation Moderate Funds	10	49/509	1	3/412	–	–	–	–	2	6/369	2	6/369

Janus Smart Portfolio – Growth;(12/05)	Mixed-Asset Target Allocation Growth Funds	7	43/649	6	32/549	–	–	–	–	3	13/497	3	13/497

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*Closed to new investors.

Past performance is no guarantee of future results. For current month end performance, call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit Janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital).

Ranking is for Class J Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

Lipper, Inc., a wholly-owned subsidiary of Reuters, is a nationally recognized organization that ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

4 | DECEMBER 31, 2009

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares of the Bond Funds only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares of certain Bond Funds only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares and Class S Shares of certain Bond Funds only); administrative fees (applicable to Class A Shares, Class C Shares, Class I Shares of the Bond Funds only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the two-month period from November 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Bond Fund’s total annual fund operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares and Class S Shares only), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least February 16, 2011. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Bond & Money Market Funds | 5

Janus Flexible Bond Fund (unaudited)

Fund Snapshot
We seek to identify the best opportunities across fixed income markets using a bottom-up fundamentally-driven process that is focused on credit-oriented investments. We believe this bottom-up, fundamentally-driven investment process that focuses on credit can generate risk-adjusted outperformance relative to peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

During the two-month period ended December 31, 2009, Janus Flexible Bond Fund’s Class J Shares returned 1.14%, compared to a -0.29% return for the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Economic Update

The U.S. economic recovery continued during the two-month period amid improving activity within the U.S. services and manufacturing sectors and more evidence the housing market continues to stabilize. Consumer data was mixed with spending trends showing some signs of life while overall sentiment remained low, largely due to a 10% unemployment rate. Despite headline concerns of accelerating inflation, relatively low capacity utilization and weak labor markets have helped to keep inflationary pressures in check. This has allowed the U.S. Federal Reserve (Fed) to concentrate on stimulating growth by maintaining its accommodative monetary policy for an “extended period.” The Fed’s easy-money policy of a near zero federal funds rate helped to anchor the short-end of the yield curve, while long-term rates moved higher during the period. This helped the yield curve close the period near its steepest point on record as the yield difference between the 10-year and 2-year Treasury bonds stood at 270 basis points (bps) at the end of December (down from the period and record high of 285 bps on December 22).

The steepening of the yield curve provided a negative backdrop for most U.S. government-related securities. U.S. Long Treasuries posted a decline and were among the worst performers, while short-term Treasuries ended the period with slight losses. Rising inflation concerns helped U.S. Treasury Inflation-Protected Security (TIPS) outperform the government sector. The U.S. government’s and Fed’s ongoing support for agencies (Fannie and Freddie) have kept spreads of agencies relative to U.S. Treasuries near historically tight levels at period end.

Spread tightening within corporate credit continued to be a key driver of outperformance. The top performing segment within fixed income markets, high yield, saw spreads decline 118 bps. Investment grade credit spreads narrowed 34 bps in the quarter, which helped this segment outperform the Barclays Capital U.S. Aggregate Bond Index. Overall spreads within corporate credit remained well above long-term averages at the end of December. Within the investment grade corporate rating segments, BBB-rated credits had the highest return, while AAA underperformed. Top-performing corporate sectors within the Barclays Capital U.S. Aggregate Bond Index included metals and media, while lagging sectors included textiles and transportation.

Contributors to Relative Performance

The Fund’s outperformance was due largely to our significant overweight in corporate bonds (ending weight of 78.8% versus 19.3% in the index) as well as positive security selection. We also benefited from a significant overweight in the BBB-rated segment (34.3% vs. 8.5% in the index) and a 24.5% non-index weighting in high-yield bonds. Our high-yield exposure increased from an average weighting of 13% in the third quarter, as we consider this an attractive segment in terms of relative and absolute total returns given the spread tightening potential, the more appealing yield or interest carry on these bonds and the cushion associated with the wide spreads in the event interest rates rise.

Within corporate credit, our overweights and security selection in metals and banks were the largest contributors. Banks continued to improve their liquidity profiles, repair their balance sheets and repay government loans, which has been a positive for the group. We consider bank credits a better alternative than mortgage-backed securities (MBS), where we believe tight option adjusted spreads and the potential for spread widening is likely. Our holdings in Ameriprise Financial, Inc., Citigroup, Inc., and BB&T Corp. outperformed during the period.

6 | DECEMBER 31, 2009

(unaudited)

Among individual credit contributors was Teck Resources, Ltd. Our significant exposure to this non-index name was the largest individual contributor to performance during the period. The Vancouver, Canada-based company focused on metallic (met) coal mining has continued to pay down debt and improve its financial position. We feel the management team has an executable plan to achieve investment grade status as soon as possible. We also believe the macroeconomic environment is supportive of increased demand for met coal, as steel inventories are at historic lows and steel producers have been working through existing raw material inventory. Teck Resources, Ltd. has a strong market position in both met coal and copper; the latter has also shown signs of a recovery.

Detractors from Relative Performance

In terms of detractors, our zero weighting in MBS and commercial mortgage-backed securities (CMBS) were a modest drag on relative results. With agencies and MBS option adjusted spreads near historically tight levels due to U.S. government support, and relatively low yields, these securities have become more sensitive to changes in interest rates. We favor owning Treasuries to express our view on interest rates versus taking the basis risk in agencies and MBS. For this reason and the potential upward pressure on spreads with the Fed’s purchase program scheduled to end March 31, 2010, we do not think the MBS segment of the market is attractive. We believe the better risk-adjusted returns, as well as greater transparency in the research process exist in higher quality segments of the high yield market over the CMBS market. While many are driven to the CMBS sector due to the higher ratings, we feel that better total return profiles exist with companies going through positive fundamental transformation of their capital structures with potential ratings upside offer better opportunities.

Within corporate sectors, our lack of exposure in integrated energy weighed on relative results. Among individual detractors, our lack of exposure to troubled insurer American International Group, Inc. (AIG) weighed on performance, as its bonds continued to perform well. We have not owned AIG because we do not like the lack of transparency and disclosure as well as the uncertainty around management of this very complicated work-out situation.

Outlook

Despite the significant spread tightening we’ve seen in corporate credit relative to Treasuries, we believe there is the potential for further tightening. There are a number of fundamental and structural issues within fixed income that we see as being key drivers of returns over the near term. Government intervention and rising budget deficits have led to a large and unprecedented level of financing needs for the federal government, which has resulted in an increased issuance of Treasury bonds. Meanwhile, corporate America is in the early innings of a deleveraging cycle that we believe will lead to management teams opting for capital structures with less leverage and greater liquidity profiles. We have seen management teams focus more on paying down and building liquidity since emerging from one of the most significant financial crises in history. We think this could continue and that a shrinking supply of corporate bonds coupled with investors demand for higher yields provides a positive backdrop for further spread narrowing within corporate credit.

In addition, as we have highlighted previously, we believe that the evolution of the fixed income markets, moving from four primary sectors (credit, Treasuries, government agencies and agency MBS) to two (credit and government) result in agencies and MBS being more sensitive to interest rate movements. Given agency and MBS securities are at historically tight spreads relative to Treasuries, we prefer to express our view on interest rates using Treasuries versus taking the basis risk. The U.S. government’s support of Fannie and Freddie is likely to continue and remain a key determinant of agencies spreads. Even with the Fed’s MBS purchase program scheduled to end in March, we believe the mortgage market is likely to remain under pressure due to the fragile nature of the housing market. Because of these structural issues, we think both segments will display similar return characteristics to Treasuries and that there are very few spread alternatives to pursue outside of corporate credit.

We have often emphasized the importance of credit analysis in fixed income investing. Furthermore, we believe the corporate credit sector remains an area where fundamental bottom-up analysis combined with robust risk management can improve a manager’s potential to provide risk-adjusted outperformance within fixed income.

Thank you for entrusting your assets to us and your investment in Janus Flexible Bond Fund.

Janus Bond & Money Market Funds | 7

Janus Flexible Bond Fund (unaudited)

Janus Flexible Bond Fund At A Glance

Fund Profile
December 31, 2009

Weighted Average Maturity	5.7 Years
Average Effective Duration*	4.3 Years
30-day Current Yield**	4.34%
Weighted Average Fixed Income Credit Rating	A-
Number of Bonds/Notes	275

*	A theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Net Assets)
December 31, 2009

AAA	20.7%
AA	5.3%
A	18.0%
BBB	36.0%
BB	13.2%
B	2.6%
Other	4.2%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2009

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Emerging markets comprised 0.4% of total net assets.

8 | DECEMBER 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009						Expense Ratios – estimated for the fiscal year
	Two-Month
	Period
	Ended	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	12/31/09	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Flexible Bond Fund – Class A Shares

NAV	1.11%	12.40%	6.10%	6.26%	7.58%	0.81%	0.80%

MOP	–3.70%	7.06%	5.07%	5.74%	7.35%

Janus Flexible Bond Fund – Class C Shares

NAV	0.97%	11.03%	5.39%	5.56%	6.91%	1.53%	1.53%

CDSC	–0.03%	9.97%	5.39%	5.56%	6.91%

Janus Flexible Bond Fund – Class I Shares	1.16%	12.54%	6.13%	6.27%	7.59%	0.52%	0.52%

Janus Flexible Bond Fund – Class J Shares	1.14%	12.54%	6.13%	6.28%	7.59%	0.74%	0.72%

Janus Flexible Bond Fund – Class R Shares	1.03%	11.59%	5.65%	5.81%	7.18%	1.27%	1.27%

Janus Flexible Bond Fund – Class S Shares	1.08%	12.07%	5.89%	6.05%	7.44%	1.02%	1.02%

Barclays Capital U.S. Aggregate Bond Index	–0.29%	5.93%	4.97%	6.33%	7.35%**

Lipper Quartile – Class J Shares	–	3rd	1st	1st	1st

Lipper Ranking – based on total return for Intermediate Investment Grade Debt Funds	–	285/549	24/395	39/219	2/19

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page

Janus Bond & Money Market Funds | 9

Janus Flexible Bond Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares, and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s total operating expenses at period end did not exceed the expense limit so no waivers were in effect for the most recent period presented.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Funds invest in foreign REITs, the Funds may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Flexible Bond Fund designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, Class R Shares, and Class S shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Flexible Bond Fund (the “JAD predecessor fund”) into corresponding shares of Janus Flexible Bond Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitation or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I shares of the JAD predecessor fund into the corresponding share class of Janus Flexible Bond Fund. Performance shown for periods prior to July 6, 2009 reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect any fee and expense limitations and waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

July 9, 1987 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

10 | DECEMBER 31, 2009

(unaudited)

*	The Fund’s inception date – July 7, 1987
**	The Barclays Capital U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,011.10	$1.23

Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,009.70	$2.50

Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,011.60	$0.77

Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$2.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,010.40	$1.08

Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,009.40	$2.03

Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,009.80	$1.61

Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

†	Expenses equal to the annualized expense ratio of 0.73% for Class A Shares, 1.49% for Class C Shares, 0.46% for Class I Shares, 0.64% for Class J Shares, 1.21% for Class R Shares and 0.96% for Class S Shares, multiplied by the average account value over the period, multiplied by 61/365 (to reflect a two-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a two-month period. Therefore, actual expenses are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

Janus Bond & Money Market Funds | 11

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares or Principal Amount		Value

Corporate Bonds – 75.7%
Advertising Services – 0.6%
$1,275,000	WPP Finance UK, 5.8750%, 6/15/14	$1,316,698
10,022,000	WPP Finance UK, 8.0000%, 9/15/14	11,397,619
		12,714,317
Agricultural Chemicals – 0.2%
3,716,000	Mosaic Co., 7.6250%, 12/1/16 (144A)	4,061,722
Automotive – Cars and Light Trucks – 0.6%
8,464,000	Daimler Finance North America LLC 6.5000%, 11/15/13	9,278,533
3,725,000	Daimler Finance North America LLC 8.5000%, 1/18/31	4,577,440
		13,855,973
Automotive – Medium and Heavy Duty Trucks – 0.6%
12,125,000	Volvo A.B. (U.S. Shares) 5.9500%, 4/1/15 (144A)	12,511,957
Beverages – Non-Alcoholic – 0.7%
5,475,000	Dr Pepper Snapple Group, Inc. 2.3500%, 12/21/12	5,480,831
5,065,000	Dr. Pepper Snapple Group, Inc. 6.1200%, 5/1/13	5,543,232
4,369,000	Dr. Pepper Snapple Group, Inc. 6.8200%, 5/1/18	4,901,223
		15,925,286
Beverages – Wine and Spirits – 0.3%
6,123,000	Brown-Forman Corp., 5.0000%, 2/1/14	6,435,175
Brewery – 1.5%
8,900,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14 (144A)	10,094,033
8,595,000	Anheuser-Busch InBev Worldwide, Inc. 7.7500%, 1/15/19 (144A)	10,062,983
12,750,000	Anheuser-Busch InBev Worldwide, Inc. 5.3750%, 1/15/20 (144A)	13,008,302
		33,165,318
Building – Residential and Commercial – 0.6%
3,050,000	D.R. Horton, Inc. 7.8750%, 8/15/11	3,217,750
4,295,000	MDC Holdings, Inc. 5.3750%, 12/15/14	4,262,740
3,050,000	Ryland Group, 5.3750%, 5/15/12	3,095,750
2,150,000	Toll Brothers Finance, Corp. 6.7500%, 11/1/19	2,105,697
		12,681,937
Building Products – Cement and Aggregate – 0.4%
1,645,000	CRH America, Inc. 5.6250%, 9/30/11	1,729,221
3,205,000	CRH America, Inc. 6.9500%, 3/15/12	3,471,688
4,135,000	Martin Marietta Materials, Inc. 6.6000%, 4/15/18	4,256,465
		9,457,374
Cable Television – 1.3%
5,488,000	COX Communications, Inc. 4.6250%, 1/15/10	5,492,566
1,650,000	COX Communications, Inc. 6.2500%, 6/1/18 (144A)	2,087,895
$4,981,000	COX Communications, Inc. 9.3750%, 1/15/19 (144A)	5,301,707
3,011,000	Time Warner Cable, Inc. 6.7500%, 7/1/18	3,307,773
7,300,000	Time Warner Cable, Inc. 5.0000%, 2/1/20	7,079,037
4,470,000	Time Warner Cable, Inc. 6.7500%, 6/15/39	4,681,453
		27,950,431
Casino Hotels – 0.2%
4,805,000	Ameristar Casinos, Inc. 9.2500%, 6/1/14 (144A)	4,985,188
Casino Services – 0.7%
13,515,000	International Game Technology 7.5000%, 6/15/19	14,645,259
Cellular Telecommunications – 0.8%
6,275,000	America Movil S.A.B. de C.V. 5.0000%, 10/16/19 (144A)	6,135,557
4,095,000	Cellco Partnership / Verizon Wireless Capital LLC, 5.2500%, 2/1/12	4,343,259
6,275,000	Cellco Partnership / Verizon Wireless Capital LLC, 7.3750%, 11/15/13	7,207,879
		17,686,695
Chemicals – Diversified – 1.6%
7,345,000	Dow Chemical Co. 7.6000%, 5/15/14	8,357,817
19,180,000	Dow Chemical Co. 8.5500%, 5/15/19	22,884,521
3,087,000	E.I. du Pont de Nemours & Co. 5.0000%, 7/15/13	3,325,461
		34,567,799
Coatings and Paint Products – 0.9%
9,115,000	RPM International, Inc. 6.1250%, 10/15/19	9,170,392
10,025,000	Sherwin-Williams Co. 3.1250%, 12/15/14	9,901,101
		19,071,493
Commercial Banks – 3.1%
9,340,000	American Express Bank FSB 5.5000%, 4/16/13	9,955,777
6,105,000	BB&T Corp. 5.7000%, 4/30/14	6,608,345
8,915,000	BB&T Corp. 6.8500%, 4/30/19	9,999,091
6,047,000	Credit Suisse New York 5.0000%, 5/15/13	6,448,732
6,940,000	Credit Suisse New York 5.5000%, 5/1/14	7,531,295
24,300,000	Discover Bank 8.7000%, 11/18/19	26,033,902
		66,577,142
Computer Services – 0.6%
6,680,000	Affiliated Computer Services, Inc. 4.7000%, 6/1/10	6,738,450
5,275,000	Affiliated Computer Services, Inc. 5.2000%, 6/1/15	5,439,844
		12,178,294

See Notes to Schedules of Investments and Financial Statements.

12 | DECEMBER 31, 2009

Schedule of Investments (unaudited)

As of December 31, 2009

Shares or Principal Amount		Value

Computers – Memory Devices – 0.7%
$8,875,000	Seagate Technology 6.3750%, 10/1/11	$9,030,313
5,175,000	Seagate Technology 10.0000%, 5/1/14 (144A)	5,718,375
		14,748,688
Consulting Services – 0.1%
1,235,000	FTI Consulting, Inc. 7.7500%, 10/1/16	1,250,438
Containers – Metal and Glass – 0.5%
1,741,000	Ball Corp. 7.1250%, 9/1/16	1,784,525
1,935,000	Ball Corp. 7.3750%, 9/1/19	1,988,213
3,600,000	Owens-Brockway Glass Container, Inc. 8.2500%, 5/15/13	3,699,000
2,470,000	Owens-Brockway Glass Container, Inc. 6.7500%, 12/1/14	2,525,575
		9,997,313
Containers – Paper and Plastic – 0.2%
550,000	Rock-Tenn Co. 9.2500%, 3/15/16 (144A)	597,438
3,125,000	Rock-Tenn Co. 9.2500%, 3/15/16	3,394,531
		3,991,969
Cosmetics and Toiletries – 0.2%
1,380,000	Chattem, Inc. 7.0000%, 3/1/14	1,417,950
2,335,000	Estee Lauder Companies, Inc. 7.7500%, 11/1/13	2,712,707
		4,130,657
Cruise Lines – 0.2%
3,250,000	Royal Caribbean Cruises, Ltd. 8.0000%, 5/15/10	3,306,875
Dialysis Centers – 0.2%
3,985,000	DaVita, Inc. 6.6250%, 3/15/13	3,994,963
Diversified Banking Institutions – 7.2%
17,125,000	Bank of America Corp. 7.3750%, 5/15/14	19,431,977
5,560,000	Bank of America Corp. 5.4200%, 3/15/17	5,488,287
3,910,000	Bank of America Corp. 5.6500%, 5/1/18	3,971,043
14,410,000	Citigroup, Inc. 5.6250%, 8/27/12	14,821,679
10,375,000	Citigroup, Inc. 6.0100%, 1/15/15	10,593,892
18,825,000	Citigroup, Inc. 8.5000%, 5/22/19	21,738,226
8,335,000	GMAC LLC 6.8750%, 9/15/11(144A)	8,209,975
2,745,000	Goldman Sachs Group, Inc. 3.6250%, 8/1/12	2,828,187
3,320,000	Goldman Sachs Group, Inc. 5.4500%, 11/1/12	3,569,594
5,505,000	Goldman Sachs Group, Inc. 6.0000%, 5/1/14	6,021,193
$6,075,000	Goldman Sachs Group, Inc. 6.1500%, 4/1/18	6,503,281
8,371,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	8,998,783
4,590,000	JPMorgan Chase & Co. 6.3000%, 4/23/19	5,049,353
15,295,000	Morgan Stanley 4.7500%, 4/1/14	15,382,900
10,650,000	Morgan Stanley 4.2000%, 11/20/14	10,657,434
9,875,000	Morgan Stanley 5.6250%, 9/23/19	9,947,186
		153,212,990
Diversified Financial Services – 1.7%
3,450,000	General Electric Capital Corp. 4.8000%, 5/1/13	3,606,182
4,840,000	General Electric Capital Corp. 5.9000%, 5/13/14	5,232,388
25,956,000	General Electric Capital Corp. 6.0000%, 8/7/19	26,942,873
		35,781,443
Diversified Minerals – 1.9%
3,195,000	Teck Resources, Ltd. 7.0000%, 9/15/12	3,374,719
10,515,000	Teck Resources, Ltd. 9.7500%, 5/15/14	12,131,681
7,875,000	Teck Resources, Ltd. 5.3750%, 10/1/15	7,727,344
8,475,000	Teck Resources, Ltd. 10.7500%, 5/15/19	10,127,625
9,225,000	Teck Resources, Ltd. 6.1250%, 10/1/35	8,256,375
		41,617,744
Diversified Operations – 2.0%
2,215,000	Kansas City Southern Railway 13.0000%, 12/15/13	2,569,400
4,692,000	SPX Corp 7.6250%, 12/15/14	4,832,760
13,680,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	14,514,508
8,285,000	Tyco Electronics Group S.A. 5.9500%, 1/15/14	8,665,903
8,809,000	Tyco Electronics Group S.A. 6.5500%, 10/1/17	9,083,321
3,810,000	Tyco Electronics Group S.A. 7.1250%, 10/1/37	3,939,391
		43,605,283
Electric – Generation – 0.4%
8,160,000	Allegheny Energy Supply Co. LLC 8.2500%, 4/15/12 (144A)	8,927,628
Electric – Integrated – 1.8%
6,904,000	CMS Energy Corp. 6.3000%, 2/1/12	7,026,897
5,950,000	CMS Energy Corp. 1.2344%, 1/15/13‡	5,355,000
5,795,000	Monongahela Power Co. 6.7000%, 6/15/14	6,268,272

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 13

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares or Principal Amount		Value

Electric – Integrated – (continued)
$2,695,000	Pacific Gas & Electric Co. 4.8000%, 3/1/14	$2,862,085
4,040,000	PPL Energy Supply LLC 5.7000%, 10/15/15	4,201,964
6,359,000	Southern California Edison Co. 7.6250%, 1/15/10	6,370,459
5,664,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	6,117,092
		38,201,769
Electronic Components – Semiconductors – 1.2%
16,177,000	National Semiconductor Corp. 0.5036%, 6/15/10‡	15,996,917
6,080,000	National Semiconductor Corp. 6.1500%, 6/15/12	6,368,478
3,047,000	National Semiconductor Corp. 6.6000%, 6/15/17	3,121,225
		25,486,620
Electronic Connectors – 0.7%
14,850,000	Amphenol Corp. 4.7500%, 11/15/14	14,855,212
Electronics – Military – 1.8%
8,326,000	L-3 Communications Corp. 6.1250%, 7/15/13	8,409,260
6,375,000	L-3 Communications Corp. 6.1250%, 1/15/14	6,414,844
9,750,000	L-3 Communications Corp. 6.3750%, 10/15/15	9,786,563
13,875,000	L-3 Communications Corp. 5.2000%, 10/15/19 (144A)	13,724,261
		38,334,928
Enterprise Software/Services – 0.8%
6,404,000	BMC Software, Inc. 7.2500%, 6/1/18	6,974,256
4,000,000	CA, Inc. 6.1250%, 12/1/14	4,348,872
5,850,000	CA, Inc. 5.3750%, 12/1/19	5,882,819
		17,205,947
Fiduciary Banks – 0.4%
7,140,000	Northern Trust Corp. 4.6250%, 5/1/14	7,608,527
Finance – Auto Loans – 1.5%
4,000,000	Ford Motor Credit Co. LLC 9.7500%, 9/15/10	4,127,396
8,340,000	Ford Motor Credit Co. LLC 7.3750%, 2/1/11	8,510,019
4,660,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	4,706,097
4,594,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	4,632,856
9,975,000	PACCAR Financial Corp. 1.9500%, 12/17/12	9,871,749
		31,848,117
Finance – Credit Card – 0.9%
$3,545,000	American Express Co. 7.0000%, 3/19/18	3,904,009
6,925,000	American Express Co. 8.1250%, 5/20/19	8,206,547
2,875,000	American Express Co. 6.8000%, 9/1/66‡	2,573,125
3,725,000	American Express Credit Co. 7.3000%, 8/20/13	4,186,457
		18,870,138
Finance – Investment Bankers/Brokers – 1.9%
11,060,000	Charles Schwab Corp. 4.9500%, 6/1/14	11,667,570
6,837,000	Jefferies Group, Inc. 8.5000%, 7/15/19	7,473,723
2,135,000	Jefferies Group, Inc. 3.8750%, 11/1/29	2,108,313
3,320,000	Lazard Group LLC 7.1250%, 5/15/15	3,446,641
6,235,000	Lazard Group LLC 6.8500%, 6/15/17	6,274,810
4,350,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	4,288,787
5,450,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	5,413,834
		40,673,678
Finance – Other Services – 0.7%
5,185,000	Cantor Fitzgerald L.P. 7.8750%, 10/15/19 (144A)	5,074,326
9,105,000	CME Group, Inc. 5.7500%, 2/15/14	9,958,785
		15,033,111
Food – Meat Products – 0.2%
3,785,000	Smithfield Foods, Inc. 7.0000%, 8/1/11	3,775,538
Food – Miscellaneous/Diversified – 0.4%
1,882,000	Dole Food Co., Inc. 13.8750%, 3/15/14 (144A)	2,263,105
6,446,000	General Mills, Inc. 5.2500%, 8/15/13	6,954,203
		9,217,308
Gas – Distribution – 0.1%
1,669,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	1,593,895
Hotels and Motels – 1.3%
2,646,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	2,661,860
1,985,000	Hyatt Hotels Corp. 6.8750%, 8/15/19 (144A)	1,982,733
8,785,000	Marriott International, Inc. 4.6250%, 6/15/12	8,832,984
2,435,000	Marriott International, Inc. 5.6250%, 2/15/13	2,498,585
1,735,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 10/15/14	1,854,281
9,900,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	9,862,875
		27,693,318

See Notes to Schedules of Investments and Financial Statements.

14 | DECEMBER 31, 2009

Schedule of Investments (unaudited)

As of December 31, 2009

Shares or Principal Amount		Value

Investment Management and Advisory Services – 1.5%
$7,370,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	$8,195,882
5,608,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	4,935,040
9,125,000	BlackRock, Inc. 3.5000%, 12/10/14	9,010,409
9,125,000	BlackRock, Inc. 5.0000%, 12/10/19	8,966,964
		31,108,295
Life and Health Insurance – 1.6%
6,225,000	Aflac, Inc. 6.9000%, 12/17/39	6,132,633
8,475,000	Prudential Financial, Inc. 3.6250%, 9/17/12	8,600,371
5,958,000	Prudential Financial, Inc. 4.7500%, 6/13/15	5,922,663
12,465,000	Prudential Financial, Inc. 7.3750%, 6/15/19	13,975,347
		34,631,014
Machinery – General Industrial – 0.3%
6,700,000	Roper Industries, Inc. 6.2500%, 9/1/19	6,975,129
Medical – Biomedical and Genetic – 0.4%
4,545,000	Bio-Rad Laboratories, Inc. 6.1250%, 12/15/14	4,545,000
4,235,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16 (144A)	4,467,925
		9,012,925
Medical – Generic Drugs – 0.9%
8,890,000	Watson Pharmaceuticals, Inc. 5.0000%, 8/15/14	9,076,494
9,040,000	Watson Pharmaceuticals, Inc. 6.1250%, 8/15/19	9,327,418
		18,403,912
Medical – Hospitals – 0.6%
3,655,000	CHS/Community Health Systems, Inc. 8.8750%, 7/15/15	3,782,925
3,919,000	HCA, Inc. 9.2500%, 11/15/16	4,208,026
3,695,000	HCA, Inc. 8.5000%, 4/15/19 (144A)	3,981,363
		11,972,314
Medical – Wholesale Drug Distributors – 0.3%
3,380,000	McKesson Corp. 6.5000%, 2/15/14	3,738,834
2,925,000	McKesson Corp. 7.5000%, 2/15/19	3,468,708
		7,207,542
Medical Instruments – 1.0%
10,415,000	Boston Scientific Corp. 4.5000%, 1/15/15	10,436,257
5,175,000	Boston Scientific Corp. 6.0000%, 1/15/20	5,287,696
5,000,000	Boston Scientific Corp. 7.3750%, 1/15/40	5,371,830
		21,095,783
Medical Labs and Testing Services – 1.2%
$2,990,000	Laboratory Corp. of America Holdings 5.6250%, 12/15/15	3,126,168
12,965,000	Roche Holdings, Inc. 4.5000%, 3/1/12 (144A)	13,617,360
8,335,000	Roche Holdings, Inc. 6.0000%, 3/1/19 (144A)	9,158,923
		25,902,451
Medical Products – 1.1%
5,765,000	Carefusion Corp. 4.1250%, 8/1/12 (144A)	5,943,254
4,320,000	Carefusion Corp. 5.1250%, 8/1/14 (144A)	4,541,244
4,570,000	Carefusion Corp. 6.3750%, 8/1/19 (144A)	4,892,281
7,310,000	Hospira, Inc. 6.4000%, 5/15/15	8,090,869
		23,467,648
Metal – Copper – 1.0%
9,300,000	Freeport-McMoRan Copper & Gold, Inc. 8.2500%, 4/1/15	10,137,000
10,877,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750%, 4/1/17	11,910,315
		22,047,315
Metal Processors and Fabricators – 0.1%
2,025,000	Timken Co. 6.0000%, 9/15/14	2,131,041
Multi-Line Insurance – 1.1%
2,850,000	Genworth Financial, Inc. 8.6250%, 12/15/16	2,956,704
8,530,000	MetLife, Inc. 6.7500%, 6/1/16	9,552,244
9,810,000	MetLife, Inc. 7.7170%, 2/15/19	11,528,074
		24,037,022
Non-Hazardous Waste Disposal – 1.0%
4,125,000	Allied Waste North America, Inc. 6.5000%, 11/15/10	4,289,385
5,475,000	Allied Waste North America, Inc. 7.2500%, 3/15/15	5,721,375
8,095,000	Allied Waste North America, Inc. 7.1250%, 5/15/16	8,621,175
3,567,000	Waste Management, Inc. 7.3750%, 8/1/10	3,694,927
		22,326,862
Office Automation and Equipment – 0.5%
1,115,000	Xerox Corp. 5.6500%, 5/15/13	1,161,787
2,704,000	Xerox Corp. 8.2500%, 5/15/14	3,101,821
2,575,000	Xerox, Corp. 5.6250%, 12/15/19	2,571,405
3,650,000	Xerox, Corp. 6.7500%, 12/15/39	3,677,491
		10,512,504
Oil – Field Services – 0.2%
3,320,000	Weatherford International, Ltd. 9.6250%, 3/1/19	4,139,054

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 15

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares or Principal Amount		Value

Oil and Gas Drilling – 0.9%
$7,963,000	Nabors Industries, Inc. 9.2500%, 1/15/19	$9,752,414
7,628,000	Rowan Companies, Inc. 7.8750%, 8/1/19	8,486,844
		18,239,258
Oil Companies – Exploration and Production – 1.4%
6,860,000	Anadarko Petroleum Corp. 5.9500%, 9/15/16	7,420,441
9,358,000	Forest Oil Corp. 8.0000%, 12/15/11	9,755,716
3,150,000	Forest Oil Corp. 8.5000%, 2/15/14 (144A)	3,291,750
3,049,000	Kerr-McGee Corp. 6.8750%, 9/15/11	3,278,077
2,560,000	Newfield Exploration Co. 7.6250%, 3/1/11	2,643,200
3,350,000	Questar Market Resources 6.8000%, 3/1/20	3,491,722
		29,880,906
Pharmacy Services – 0.8%
3,140,000	Express Scripts, Inc. 5.2500%, 6/15/12	3,336,567
8,280,000	Express Scripts, Inc. 6.2500%, 6/15/14	9,034,556
3,380,000	Express Scripts, Inc. 7.2500%, 6/15/19	3,840,302
		16,211,425
Pipelines – 2.5%
3,325,000	Energy Transfer Partners L.P. 5.9500%, 2/1/15	3,523,180
14,290,000	Enterprise Products Operating LLC 4.6000%, 8/1/12	15,091,411
2,105,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	2,229,648
9,675,000	Kinder Morgan Energy Partners L.P. 6.9500%, 1/15/38	10,311,257
13,631,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	13,085,759
4,575,000	Midcontinent Express Pipeline LLC 5.4500%, 9/15/14 (144A)	4,680,907
2,145,000	Plains All American Pipeline L.P. 4.2500%, 9/1/12	2,529,157
2,585,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	2,667,679
		54,118,998
Property Trust – 0.4%
9,100,000	WEA Finance LLC / WT Finance Australia Pty, Ltd. 5.7500%, 9/2/15 (144A)	9,595,404
Real Estate Management/Services – 0.7%
7,225,000	AMB Property L.P. 6.1250%, 12/1/16	7,134,600
7,225,000	AMB Property L.P. 6.6250%, 12/1/19	7,086,490
		14,221,090
Reinsurance – 1.1%
$13,930,000	Berkshire Hathaway Finance Corp 4.0000%, 4/15/12	14,598,222
6,391,000	Berkshire Hathaway Finance Corp. 5.0000%, 8/15/13	6,872,268
2,092,000	Berkshire Hathaway Finance Corp. 4.6250%, 10/15/13	2,230,262
		23,700,752
REIT – Diversified – 0.5%
10,981,000	Duke Realty L.P. 7.3750%, 2/15/15	11,580,376
REIT – Health Care – 1.0%
9,630,000	HCP, Inc. 6.4500%, 6/25/12	9,914,537
3,625,000	HCP, Inc. 5.6500%, 12/15/13	3,631,308
8,005,000	Ventas Realty LP / Ventas Capital Corp. 6.5000%, 6/1/16	7,724,825
		21,270,670
REIT – Regional Malls – 0.1%
2,874,000	Simon Property Group L.P. 6.7500%, 5/15/14	3,062,764
REIT – Warehouse/Industrial – 0.1%
3,200,000	ProLogis 7.3750%, 10/30/19	3,156,496
Resorts and Theme Parks – 0.3%
6,560,000	Vail Resorts, Inc. 6.7500%, 2/15/14	6,510,800
Retail – Apparel and Shoe – 1.0%
6,025,000	Limited Brands, Inc. 8.5000%, 6/15/19 (144A)	6,552,188
8,520,000	Limited Brands, Inc. 7.6000%, 7/15/37	7,582,800
5,705,000	Nordstrom, Inc. 6.7500%, 6/1/14	6,371,338
		20,506,326
Retail – Computer Equipment – 0.1%
1,850,000	GameStop Corp. 8.0000%, 10/1/12	1,917,063
Retail – Office Supplies – 0.1%
1,385,000	Staples, Inc. 7.7500%, 4/1/11	1,488,335
Retail – Propane Distribution – 0.2%
3,810,000	Amerigas Partners L.P. 7.2500%, 5/20/15	3,810,000
Retail – Regional Department Stores – 1.3%
3,350,000	JC Penney Corp., Inc. 9.0000%, 8/1/12	3,777,125
10,014,000	JC Penney Corp., Inc. 6.8750%, 10/15/15	10,564,770
2,950,000	JC Penney Corp., Inc. 5.7500%, 2/15/18	2,909,438
1,300,000	JC Penney Corp., Inc. 6.3750%, 10/15/36	1,154,400
4,490,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	4,501,225

See Notes to Schedules of Investments and Financial Statements.

16 | DECEMBER 31, 2009

Schedule of Investments (unaudited)

As of December 31, 2009

Shares or Principal Amount		Value

Retail – Regional Department Stores – (continued)
$4,490,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	$4,377,750
		27,284,708
Retail – Restaurants – 0.9%
10,253,000	Brinker International 5.7500%, 6/1/14	10,053,754
9,400,000	Darden Restaurants, Inc. 5.6250%, 10/15/12	10,033,118
		20,086,872
Special Purpose Entity – 0.5%
5,450,000	Harley-Davidson Funding Corp. 5.7500%, 12/15/14 (144A)	5,533,211
2,830,000	Petroplus Finance, Ltd. 6.7500%, 5/1/14 (144A)	2,660,200
2,089,000	Petroplus Finance, Ltd. 7.0000%, 5/1/17 (144A)	1,880,100
		10,073,511
Steel – Producers – 1.3%
4,460,000	ArcelorMittal 5.3750%, 6/1/13	4,706,419
3,675,000	ArcelorMittal 9.0000%, 2/15/15	4,340,528
4,650,000	ArcelorMittal 6.1250%, 6/1/18	4,798,037
6,700,000	Reliance Steel & Aluminum, Co. 6.2000%, 11/15/16	6,604,525
6,951,000	Steel Dynamics, Inc. 7.7500%, 4/15/16 (144A)	7,237,729
		27,687,238
Super-Regional Banks – 0.7%
4,640,000	Capital One Financial Corp. 7.3750%, 5/23/14	5,253,557
3,985,000	National City Corp. 6.8750%, 5/15/19	4,218,126
5,275,000	Wells Fargo Capital 7.7000%, 9/26/99‡	5,116,750
		14,588,433
Telephone – Integrated – 1.3%
4,193,000	BellSouth Corp. 4.7500%, 11/15/12	4,477,306
3,550,000	Qwest Communications International, Inc. 7.2500%, 2/15/11	3,567,750
19,725,000	Sprint Capital Corp. 7.6250%, 1/30/11	20,193,469
		28,238,525
Television – 1.4%
9,800,000	CBS Corp. 8.2000%, 5/15/14	11,140,816
12,840,000	CBS Corp. 8.8750%, 5/15/19	15,360,800
3,250,000	CBS Corp. 5.5000%, 5/15/33	2,722,194
		29,223,810
Transportation – Railroad – 0.3%
$2,710,124	CSX Corp. 8.3750%, 10/15/14	3,122,524
1,675,000	Kansas City Southern de Mexico S.A. de C.V., 7.6250%, 12/1/13	1,649,875
970,000	Kansas City Southern de Mexico S.A. de C.V., 7.3750%, 6/1/14	945,750
		5,718,149
Wireless Equipment – 0.3%
1,525,000	American Tower Corp. 4.6250%, 4/1/15 (144A)	1,542,469
5,000,000	American Tower Corp. 7.0000%, 10/15/17	5,537,500
		7,079,969

Total Corporate Bonds (cost $1,530,503,089)		1,617,658,146

Preferred Stock – 0.1%
Diversified Banking Institution – 0.1%
26,800	Citigroup, Inc., convertible, 7.5000% (T-DECS) (cost $2,680,000)	2,796,312

U.S. Treasury Notes/Bonds – 20.6%
	U.S. Treasury Notes/Bonds:
$52,000,000	0.8750%, 1/31/11	52,162,500
9,265,000	0.8750%, 2/28/11	9,287,440
5,780,000	0.8750%, 3/31/11	5,790,612
19,750,000	0.8750%, 5/31/11	19,773,917
43,170,000	1.1250%, 6/30/11	43,345,357
41,945,000	1.0000%, 9/30/11	41,933,549
20,475,000	1.0000%, 10/31/11	20,456,573
12,017,000	1.1250%, 1/15/12	12,005,728
25,871,000	4.6250%, 2/29/12	27,728,460
18,395,000	1.3750%, 5/15/12	18,395,000
2,907,000	4.7500%, 5/31/12	3,139,333
430,000	1.8750%, 6/15/12	434,703
14,067,000	1.5000%, 7/15/12	14,088,973
12,445,000	1.3750%, 9/15/12	12,386,658
6,266,263	0.6250%, 4/15/13ÇÇ	6,372,006
4,425,000	2.7500%, 10/31/13	4,531,824
29,045,000	1.7500%, 1/31/14	28,493,610
5,613,000	1.8750%, 2/28/14	5,520,475
3,245,000	1.7500%, 3/31/14	3,167,931
22,003,000	2.2500%, 5/31/14**	21,853,446
12,875,000	2.6250%, 7/31/14	12,939,375
6,285,000	2.3750%, 8/31/14	6,238,843
21,909,000	2.3750%, 9/30/14	21,724,088
2,995,000	2.1250%, 11/30/14	2,924,108
1,597,920	1.3750%, 7/15/18ÇÇ	1,601,166
19,444,277	2.1250%, 1/15/19ÇÇ	20,620,053
8,304,000	2.7500%, 2/15/19	7,644,870
8,363,000	3.1250%, 5/15/19	7,920,020
7,610,000	3.6250%, 8/15/19	7,481,581

Total U.S. Treasury Notes/Bonds (cost $438,924,590)		439,962,199

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 17

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares or Principal Amount		Value

Money Market – 2.7%
56,885,575	Janus Cash Liquidity Fund LLC, 0% (cost $56,885,575)	$56,885,575

Total Investments (total cost $2,028,993,254) – 99.1%		2,117,302,232

Cash, Receivables and Other Assets, net of Liabilities – 0.9%		19,497,584

Net Assets – 100%		$2,136,799,816

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$4,540,300	0.2%
Canada	42,571,823	2.0%
Cayman Islands	14,748,688	0.7%
Liberia	3,306,875	0.2%
Luxembourg	50,048,107	2.4%
Mexico	8,731,182	0.4%
Sweden	12,511,957	0.6%
Switzerland	18,119,081	0.8%
United Kingdom	12,714,317	0.6%
United States††	1,950,009,902	92.1%

Total	$2,117,302,232	100.0%

††	Includes Cash Equivalents (89.4% excluding Cash Equivalents)

See Notes to Schedules of Investments and Financial Statements.

18 | DECEMBER 31, 2009

Janus High-Yield Fund (unaudited)

Fund Snapshot
We seek to identify total return opportunities within the high-yield corporate bond market with a focus on companies that are committed to improving their capital structure. We believe a bottom-up, fundamentally-driven investment process that is focused on key credit characteristics can generate risk-adjusted performance relative to our peers over time. Through our comprehensive research process, we seek to invest with conviction in the high-yield markets.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

For the two-month period ended December 31, 2009, Janus High-Yield Fund’s Class J Shares returned 4.05%, compared to a 4.32% return of its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index.

Economic Update

The U.S. economic recovery continued during the two-month period amid improving activity within the U.S. services and manufacturing sectors and more evidence the housing market continues to stabilize. Consumer data was mixed with spending trends showing some signs of revival while overall sentiment remained low, largely due to a 10% unemployment rate. Despite headline concerns of accelerating inflation, relatively low capacity utilization and weak labor markets have helped to keep inflationary pressures in check. This has allowed the U.S. Federal Reserve (Fed) to concentrate on stimulating growth by maintaining its accommodative monetary policy for an “extended period.” The Fed’s zero interest rate policy has helped to anchor the short-end of the yield curve. With the massive amount of liquidity in the system, concerns around future inflation has escalated leading to long-term rates moving higher and a steepening of the yield curve during the period. This helped the yield curve close the period near its steepest point on record as the yield difference between the 10-year and 2-year Treasury bonds stood at 270 basis points (bps) at the end of December (down from the period and record high of 285 bps on December 22). The steepening of the yield curve provided a negative backdrop for most U.S. government-related securities, as yields rose and prices declined. U.S. Long Treasuries posted a decline and were among the worst performers.

In light of the steepening of the yield curve led by high long-term interest rates, spread tightening within the high yield credit markets continued. The spread tightening proved to be more powerful than the rise in interest rates leading to the key driver of outperformance. Overall spreads within high yield and investment grade credit remained well above long-term averages at the end of December, despite having tightened from historically wide levels. Lower rated CCC credits significantly outperformed both BB and B credits, up 7.20% for the period while BB and single B segments were up 4.20% and 3.89%, respectively The Barclays Capital U.S. High Yield Index returned 4.32% for the period. Within the index, top performing sectors included diversified financials and consumer finance. Relative sector laggards included supermarkets, natural gas pipelines and refining.

Detractors from Performance

Security selection within the various credit segments was the primary detractor from our relative performance. The low-quality rally in the credit markets led to underperformance, as we continue to avoid credits that we do not feel have strong fundamentals backing them. When we look across the return profiles of the markets as well as digging into the sectors we found that it was the highest risk, highest leveraged, lowest quality issuers within the index that performed the best. We believe the added liquidity in the market has given these lower-quality issuers a temporary boost, as access to reopening capital markets, investors’ willingness to allow for exchanges within capital structures, and the increased risk-taking in the market have all resulted in this trend for the lower-quality segments of the market. Keeping this in mind, we believe the economic uncertainty and inefficient capital structures make many of the top performing credits in 2009 vulnerable. Longer term, we continue to believe that a focus on fundamentally-improving credits that have strong liquidity profiles and the ability to weather difficult economic times will outperform.

On a sector basis, our security selection and overweights within technology and diversified financials detracted the most from performance. While our technology holdings lagged in the quarter, we continue to believe they will be among the largest beneficiaries should corporate spending begin to rise.

Janus Bond & Money Market Funds | 19

Janus High-Yield Fund (unaudited)

On a security level basis, commercial and consumer finance company CIT Group, Inc. emerged from bankruptcy protection in December after a judge approved its reorganization plan. The bonds rallied post bankruptcy. Because we believed the company’s loan portfolio was worth more than the market was valuing the bonds, we initiated our position in the name. After we purchased the new bonds, they traded relatively flat for the remainder of the period, making the position a detractor relative to the index.

Our holdings in First Data Corp., a processor of financial transactions, modestly lagged. We feel the company’s CEO, Michael Capellas, is improving both the company’s capital structure and organizational structure. Regarding the capital structure, we feel Mr. Capellas has several levers that he can pull near-term that would lead to a significant de-leveraging of the balance sheet, which presently contains considerable debt the company incurred when it went private in 2007. The company also has a dominant position in its industry. We feel First Data Corp. is a good example of the type of companies that our investment process is designed to identify – a transforming balance sheet and management committed to reducing debt.

Contributors to Performance

Contributors included our holdings and overweights in chemicals and retailers as well as our holdings in wireless communications. On a security level basis, our overweight in Momentive Performance Materials, Inc. the world’s second largest producer of silicones and silicone derivatives, was a key contributor. We initiated a position during the summer after our analysis suggested the company was improving faster than the value of the bonds suggested.

Our holdings in arts and crafts retailer Michael’s Stores, Inc. contributed to performance, as its bonds rose after the company reported better-than-expected sales and margins. We invested in the bonds after the company named John Menzer, a former high-level executive at Wal-Mart Stores, Inc., to be its new CEO. We have confidence in Mr. Menzer’s management ability and feel he is committed to reducing debt the company incurred as a result of if its leverage buyout in 2006.

Outlook

Despite the significant spread tightening we’ve seen in high yield credit relative to Treasuries, we believe there is potential for further tightening. Corporate America has been very focused on increasing liquidity positions and paying down debt since emerging from one of the most significant financial crises in history. We believe the deleveraging trend in corporate America is in its early innings, as many management teams are going to opt toward capital structures with significantly less leverage and far stronger liquidity profiles as the uncertain times prevail. While spreads were tightening, the default rate among high-yield issuers declined. Many, including ourselves, expected the default rate to trend significantly higher, but the reopening of the capital markets allowed many companies with short-term debt maturities, threatening their ability to refinance, the ability to extend their maturities through new issuance of longer-dated securities. Even some of the most distressed credits within the high yield market were able to access the market via exchanges (loans for bonds) or new issuance to address their liquidity problems. The new issuance increased significantly, as the debt capital markets reopened allowing many to avoid the bankruptcy courts. We believe the reopening of capital markets and the increased risk taking in the market will allow this downward trend in the default rate to continue and should be supportive of the high yield market. While new issuances have risen, the overall supply of corporate debt has declined. We think these trends could continue and that the overall shrinking supply of corporate debt, along with investor demand for higher yields, provides a positive backdrop for further spread narrowing within high yield credit. However, unlike 2009 when a rising tide lifted all boats, we think individual security selection will play a larger role in determining relative performance.

While the sustainability of the current economic recovery is uncertain, we believe there continues to be many opportunities within high yield. As such, we remain focused on companies with strong management teams and a demonstrated commitment to de-levering their balance sheets. We continue to believe that in-depth fundamental credit research is the key to long-term success in fixed income investing. And we believe the high yield credit sector remains an area where fundamental bottom-up analysis combined with robust risk management can improve a manager’s ability to provide risk-adjusted outperformance within fixed income.

Thank you for entrusting your assets to us and for your investment in Janus High-Yield Fund.

20 | DECEMBER 31, 2009

(unaudited)

Janus High-Yield Fund At A Glance

Fund Profile
December 31, 2009

Weighted Average Maturity	5.9 Years
Average Effective Duration*	3.8 Years
30-day Current Yield**	8.12%
Weighted Average Fixed Income Credit Rating	B+
Number of Bonds/Notes	244

*	A theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Net Assets)
December 31, 2009

BBB	3.8%
BB	24.4%
B	46.6%
CCC	17.5%
Other	7.7%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2009

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Emerging markets comprised 0.7% of total net assets.

Janus Bond & Money Market Funds | 21

Janus High-Yield Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009						Expense Ratios – estimated for the fiscal year
	Two-Month
	Period
	Ended	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	12/31/09	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus High-Yield Fund – Class A Shares

NAV	3.92%	40.45%	5.51%	6.20%	7.58%	1.11%	1.04%

MOP	–0.98%	33.78%	4.49%	5.68%	7.20%

Janus High-Yield Fund – Class C Shares

NAV	3.90%	39.02%	4.80%	5.46%	6.83%	1.71%	1.71%

CDSC	2.88%	37.78%	4.80%	5.46%	6.83%

Janus High-Yield Fund – Class I Shares	4.21%	40.86%	5.63%	6.26%	7.63%	0.70%	0.70%

Janus High-Yield Fund – Class J Shares	4.05%	40.86%	5.63%	6.26%	7.63%	0.90%	0.90%

Janus High-Yield Fund – Class R Shares	3.95%	39.42%	5.02%	5.70%	7.08%	1.45%	1.45%

Janus High-Yield Fund – Class S Shares	4.00%	40.10%	5.29%	5.96%	7.34%	1.20%	1.20%

Barclays Capital U.S. Corporate High-Yield Bond Index	4.32%	58.21%	6.46%	6.71%	6.79%

Lipper Quartile – Class J Shares	–	4th	1st	1st	1st

Lipper Ranking – based on total return for High Current Yield Funds	–	347/459	56/341	33/207	6/90

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

22 | DECEMBER 31, 2009

(unaudited)

For Class I Shares, Class J Shares, Class R Shares, and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class R Shares, and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s total operating expenses at period end did not exceed the expense limit so no waivers were in effect for the most recent period presented.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus High-Yield Fund designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser High-Yield Fund (the “JAD predecessor fund”) into corresponding shares of Janus High-Yield Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Janus High-Yield Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

December 31, 1995 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 29, 1995

Janus Bond & Money Market Funds | 23

Janus High-Yield Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,040.40	$1.53

Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,039.00	$2.81

Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,042.10	$1.08

Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	$3.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,040.50	$1.43

Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,039.54	$2.35

Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$7.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,041.18	$1.93

Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.75

†	Expenses equal to the annualized expense ratio of 0.90% for Class A Shares, 1.65% for Class C Shares, 0.63% for Class I Shares, 0.84% for Class J Shares, 1.38% for Class R Shares and 1.13% for Class S Shares, multiplied by the average account value over the period, multiplied by 61/365 (to reflect a two-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a two-month period. Therefore, actual expenses are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

24 | DECEMBER 31, 2009

Janus High-Yield Fund

Schedule of Investments

As of December, 31, 2009

Shares or Principal Amount		Value

Bank Loans – 1.2%
Automotive – Cars and Light Trucks – 0.9%
$11,726,360	Ford Motor Co. 3.2400% 12/15/13‡	$10,802,909
Casino Hotels – 0.2%
2,370,957	Las Vegas Sands LLC. 0.0000% 5/23/14‡	2,062,915
Special Purpose Entity – 0.1%
280,000	Universal City Development 6.5000% 11/4/16,‡	280,350
479,043	Las Vegas Sands LLC 0.0000% 5/23/14‡	418,238
		698,588

Total Bank Loans (cost $9,974,960)		13,564,412

Common Stock – 0.8%
Auction House – Art Dealer – 0.3%
227,360	KAR Auction Services, Inc.*	3,135,294
Telephone – Integrated – 0.5%
1,391,610	Qwest Communications International Inc.	5,858,679

Total Common Stock (cost $8,289,085)		8,993,973

Corporate Bonds – 94.7%
Advertising Agencies – 0.3%
$2,779,000	Interpublic Group of Cos., Inc. 10.0000%, 7/15/17, (144A)	3,084,690
Advertising Services – 0.9%
2,769,000	Visant Holding Corp., 7.6250%, 10/1/12	2,782,845
6,546,000	Visant Holding Corp., 8.7500%, 12/1/13	6,726,015
1,457,000	Visant Holding Corp., 10.2500% 12/1/13,‡	1,504,353
		11,013,213
Agricultural Chemicals – 0.2%
1,977,000	Terra Capital, Inc., 7.7500%, 11/1/19, (144A)	2,115,390
Airlines – 0.6%
1,667,000	American Airlines, Inc. 10.5000% 10/15/12, (144A)	1,742,015
1,392,000	AMR Corp., 6.2500%, 10/15/14	1,442,460
1,111,000	Delta Air Lines, Inc. 9.5000% 9/15/14, (144A)	1,154,051
1,110,000	Delta Air Lines, Inc. 12.2500% 3/15/15, (144A)	1,110,000
2,225,000	UAL Corp., convertible, 4.5000% 6/30/21	1,974,688
		7,423,214
Apparel Manufacturers – 1.8%
5,715,000	Levi Strauss & Co., 9.7500%, 1/15/15	6,000,750
6,227,000	Levi Strauss & Co., 8.8750%, 4/1/16	6,514,999
10,626,000	Quiksilver, Inc., 6.8750%, 4/15/15	8,713,319
		21,229,068
Athletic Equipment – 0.1%
575,000	Easton-Bell Sports, Inc., 9.7500% 12/1/16, (144A)	595,844
Auction House – Art Dealer – 0.7%
7,400,000	Kar Holdings, Inc., 10.0000%, 5/1/15	7,918,000
Automotive – Cars and Light Trucks – 1.7%
$2,275,000	Ford Motor Co., 4.2500%, 11/15/16	2,852,281
18,789,000	Ford Motor Co., 7.4500%, 7/16/31	16,604,779
		19,457,060
Automotive – Truck Parts and Equipment – Original – 3.4%
11,075,000	American Axle & Manufacturing Holdings Inc., 9.2500%, 1/15/17, (144A)	11,241,124
8,380,000	Tenneco, Inc., 10.2500%, 7/15/13	8,662,825
5,712,000	Tenneco, Inc., 8.6250%, 11/15/14	5,761,980
5,282,000	TRW Automotive, Inc. 7.0000% 3/15/14, (144A)	5,176,360
9,051,000	TRW Automotive, Inc. 7.2500% 3/15/17, (144A)	8,779,470
		39,621,759
Broadcast Services and Programming – 0.3%
700,000	Clear Channel Worldwide Holdings, Inc. 9.2500%, 12/15/17	714,000
2,725,000	Clear Channel Worldwide Holdings, Inc. 9.2500%, 12/15/17	2,806,750
		3,520,750
Building – Residential and Commercial – 0.9%
2,602,000	M/I Homes, Inc., 6.8750%, 4/1/12	2,452,385
5,556,000	Meritage Homes Corp. 6.2500%, 3/15/15	5,111,520
2,275,000	Standard Pacific Escrow LLC 10.7500%, 9/15/16, (144A)	2,320,500
		9,884,405
Building and Construction Products – Miscellaneous – 1.6%
5,375,000	Associated Materials LLC 9.8750% 11/15/16, (144A)	5,670,625
9,171,000	Owens Corning, 9.0000%, 6/15/19	10,227,306
2,775,000	Ply Gem Industries, Inc. 11.7500% 6/15/13	2,775,000
		18,672,931
Building Products – Wood – 0.4%
4,638,000	Boise Cascade LLC, 7.1250%, 10/15/14	4,179,998
Cable Television – 1.7%
14,225,000	CCH II LLC / CCH II Capital, Corp. 13.5000%, 11/30/16	16,749,937
3,429,000	Mediacom Communications Corp. 9.1250%, 8/15/19, (144A)	3,497,580
		20,247,517
Casino Hotels – 2.9%
8,283,000	Ameristar Casinos, Inc., 9.2500% 6/1/14, (144A)	8,593,612
8,840,000	Boyd Gaming Corp., 7.1250%, 2/1/16	7,690,799
7,290,000	Harrah’s Operating Co., Inc. 10.0000% 12/15/18, (144A)	5,850,225
2,228,000	Harrahs Operating Escrow LLC, 11.2500% 6/1/17, (144A)	2,331,045
4,011,000	MGM Mirage 10.3750% 5/15/14, (144A)	4,351,935
3,865,000	MGM Mirage 11.1250% 11/15/17, (144A)	4,280,488
		33,098,104

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 25

Janus High-Yield Fund

Schedule of Investments

As of December, 31, 2009

Shares or Principal Amount		Value

Cellular Telecommunications – 0.9%
$10,565,000	Nextel Communications, Inc. 7.3750% 8/1/15	$10,274,463
Chemicals – Diversified – 0.5%
2,525,000	Solutia, Inc., 8.7500%, 11/1/17	2,629,156
2,773,000	Innophos Holdings, Inc. 9.5000% 4/15/12, (144A)	2,814,595
		5,443,751
Chemicals – Plastics – 0.2%
1,925,000	PolyOne Corp., 8.8750%, 5/1/12	1,982,750
Chemicals – Specialty – 2.5%
3,364,000	Ashland, Inc., 9.1250%, 6/1/17, (144A)	3,691,990
3,050,000	Ferro Corp., 6.5000%, 8/15/13	2,706,875
3,890,000	Huntsman International LLC 5.5000% 6/30/16, (144A)	3,452,375
3,613,000	MacDermid, Inc. 9.5000% 4/15/17, (144A)	3,613,000
6,200,000	Momentive Performance Materials, Inc. 9.7500%, 12/1/14	5,967,500
7,325,000	Momentive Performance Materials, Inc. 11.5000%, 12/1/16	6,482,624
1,779,000	Nalco Co., 8.8750%, 11/15/13	1,832,370
1,669,000	Nalco Co., 8.2500%, 5/15/17, (144A)	1,773,313
		29,520,047
Coal – 1.1%
1,110,000	Arch Coal, Inc., 8.7500%, 8/1/16, (144A)	1,173,825
2,501,000	Arch Western Finance LLC 6.7500% 7/1/13	2,482,243
2,000,000	Cloud Peak Energy Resources LLC 8.2500%, 12/15/17, (144A)	2,000,000
2,000,000	Cloud Peak Energy Resources LLC 8.5000%, 12/15/19, (144A)	2,040,000
5,650,000	Murray Energy Corp. 10.2500% 10/15/15, (144A)	5,621,750
		13,317,818
Commercial Services – 1.1%
5,645,000	Iron Mountain, Inc., 6.6250%, 1/1/16	5,532,100
2,775,000	Iron Mountain, Inc., 8.3750%, 8/15/21	2,865,188
6,394,000	Live Nation Inc., 2.8750%, 7/15/27	4,955,350
		13,352,638
Commercial Services – Finance – 1.0%
5,426,000	Cardtronics, Inc., 9.2500%, 8/15/13	5,581,998
6,282,000	Cardtronics, Inc., 9.2500%, 8/15/13	6,462,607
		12,044,605
Computer Services – 0.8%
2,664,000	SunGard Data Systems, Inc. 9.1250% 8/15/13	2,730,600
3,330,000	SunGard Data Systems, Inc. 10.6250% 5/15/15	3,667,163
2,550,000	SunGard Data Systems, Inc. 10.2500% 8/15/15	2,715,750
		9,113,513
Computers – Memory Devices – 0.3%
3,333,000	Seagate Technology 10.0000% 5/1/14, (144A)	3,682,965
Consumer Products – Miscellaneous – 0.8%
$2,694,000	Amscan Holdings, Inc., 8.7500%, 5/1/14	2,653,590
2,223,000	Jarden Corp., 8.0000%, 5/1/16	2,295,248
4,236,000	Jarden Corp., 7.5000%, 5/1/17	4,225,410
		9,174,248
Containers – Metal and Glass – 0.3%
1,041,000	Ball Corp., 7.1250%, 9/1/16	1,067,025
1,151,000	Ball Corp., 7.3750%, 9/1/19	1,182,653
1,477,000	Owens-Brockway Glass Container, Inc. 7.3750%, 5/15/16	1,525,002
		3,774,680
Containers – Paper and Plastic – 1.1%
5,029,000	Graphic Packaging International, Inc., 9.5000%, 8/15/13	5,192,443
7,136,000	Graham Packaging Co. L.P./GPC Capital Corp. I, 9.8750%, 10/15/14	7,278,720
		12,471,163
Cosmetics and Toiletries – 0.4%
3,282,000	Chattem Inc., 1.6250%, 5/1/14	4,451,213
Data Processing and Management – 2.8%
8,568,000	First Data Corp., 9.8750%, 9/24/15	7,989,660
2,775,000	First Data Corp. 10.5500%, 9/24/15 (PIK)	2,462,813
25,712,000	First Data Corp., 11.2500%, 3/31/16	21,983,759
		32,436,232
Dialysis Centers – 0.2%
1,945,000	DaVita, Inc., 6.6250%, 3/15/13	1,949,863
Direct Marketing – 0.6%
6,528,000	Affinion Group, Inc., 11.5000%, 10/15/15	6,838,080
Distribution/Wholesale – 0.9%
3,523,000	Ace Hardware Corp. 9.1250% 6/1/16, (144A)	3,729,976
4,550,000	McJunkin Red Man, Corp. 9.5000% 12/15/16, (144A)	4,447,625
3,074,000	Nebraska Book Co., Inc. 8.6250% 3/15/12	2,643,640
		10,821,241
Diversified Banking Inst – 1.4%
8,689,000	GMAC LLC 6.8750%, 9/15/11, (144A)	8,558,664
9,139,000	GMAC LLC 8.0000%, 11/1/31, (144A)	8,225,100
		16,783,764
Diversified Financial Services – 1.6%
11,375,000	CIT Group, Inc., 7.0000%, 5/1/13	10,607,187
9,125,000	CIT Group, Inc., 7.0000%, 5/1/17	7,915,937
		18,523,124
Diversified Minerals – 1.5%
8,853,000	Teck Resources, Ltd., 10.2500%, 5/15/16	10,313,744
6,283,000	Teck Resources, Ltd., 10.7500%, 5/15/19	7,508,185
		17,821,929

See Notes to Schedules of Investments and Financial Statements.

26 | DECEMBER 31, 2009

Schedule of Investments

As of December, 31, 2009

Shares or Principal Amount		Value

Diversified Operations – 0.7%
$5,093,000	AMH Holdings, Inc., 11.2500%, 3/1/14,‡	$4,914,745
1,852,000	Kansas City Southern Railway 13.0000% 12/15/13	2,148,320
1,371,000	Kansas City Southern Railway 8.0000% 6/1/15	1,420,699
		8,483,764
Diversified Operations – Commercial Services – 0.9%
9,809,000	ARAMARK Corp., 8.5000%, 2/1/15	10,103,270
Electric – Generation – 0.8%
2,225,000	AES Corp., 9.7500%, 4/15/16, (144A)	2,436,375
6,361,000	AES Corp., 8.0000%, 10/15/17	6,527,976
		8,964,351
Electric – Integrated – 0.9%
5,708,000	Calpine Construction Finance Co. L.P.,8.0000%, 6/1/16, (144A)	5,879,240
5,800,000	Energy Future Holdings Corp. 10.8750% 11/1/17	4,741,500
		10,620,740
Electronic Components – Semiconductors – 1.7%
2,875,000	Advanced Micro Devices, Inc. 8.1250% 12/15/17, (144A)	2,864,219
6,975,000	Avago Technologies US/Avago Technologies Wireless 11.8750% 12/1/15	7,681,218
8,710,000	National Semiconductor Corp. 6.6000% 6/15/17	8,922,175
		19,467,612
Electronics – Military – 1.1%
1,750,000	L-3 Communications Corp. 6.1250% 1/15/14	1,760,938
10,575,000	L-3 Communications Corp. 6.3750% 10/15/15	10,614,656
		12,375,594
Enterprise Software/Services – 0.3%
4,025,000	JDA Software Group, Inc. 8.0000% 12/15/14, (144A)	4,105,500
Finance – Auto Loans – 1.4%
2,647,000	Ford Motor Credit Co. LLC 7.2500% 10/25/11	2,673,184
5,297,000	Ford Motor Credit Co. LLC 7.5000% 8/1/12	5,341,802
5,405,000	Ford Motor Credit Co. LLC 8.0000% 6/1/14	5,549,789
2,225,000	Ford Motor Credit Co. LLC 8.7000% 10/1/14	2,326,220
		15,890,995
Finance – Credit Card – 0.1%
1,125,000	American Express Co., 6.8000%, 9/1/66,‡	1,006,875
Finance – Investment Bankers/Brokers – 0.5%
5,025,000	Cemex Finance LLC 9.5000% 12/14/16, (144A)	5,263,688
Finance – Other Services – 0.1%
1,125,000	Pinnacle Foods Finance LLC 9.2500% 4/1/15, (144A)	1,141,875
Food – Meat Products – 0.8%
$1,668,000	JBS USA LLC/JBS USA Finance Inc. 11.6250%, 5/1/14, (144A)	1,889,010
1,748,000	National Beef Packing Co. LLC/NB Finance Corp., 10.5000%, 8/1/11	1,752,370
2,780,000	Smithfield Foods, Inc. 10.0000%, 7/15/14, (144A)	3,016,300
3,057,000	Tyson Foods Inc., 7.8500%, 4/1/16	3,133,425
		9,791,105
Food – Miscellaneous/Diversified – 2.1%
8,382,000	Del Monte Corp., 6.7500%, 2/15/15	8,549,639
2,217,000	Del Monte Corp. 7.5000% 10/15/19, (144A)	2,283,510
4,932,000	Dole Food Co., Inc., 8.7500%, 7/15/13	5,055,300
5,323,000	Dole Food Co., Inc. 13.8750% 3/15/14, (144A)	6,400,908
1,659,000	Dole Food Co., Inc. 8.0000% 10/1/16, (144A)	1,683,885
		23,973,242
Food – Retail – 0.3%
2,940,000	Stater Brothers Holdings 7.7500% 4/15/15	2,984,100
Funeral Services and Related Items – 0.4%
5,125,000	Stonemor Operating LLC 10.2500% 12/1/17, (144A)	5,214,688
Gambling – Non-Hotel – 1.3%
3,328,000	Isle of Capri Casinos, Inc. 7.0000% 3/1/14	2,961,920
5,479,000	Jacobs Entertainment, Inc. 9.7500% 6/15/14	5,109,168
3,696,000	Pinnacle Entertainment, Inc. 8.2500% 3/15/12	3,696,000
1,670,000	Pinnacle Entertainment, Inc. 8.6250% 8/1/17, (144A)	1,703,400
1,593,000	Pokagon Gaming Authority 10.3750% 6/15/14, (144A)	1,656,720
		15,127,208
Home Furnishings – 0.4%
4,875,000	Norcraft Finance, Corp. 10.5000% 12/15/15, (144A)	4,996,875
Independent Power Producer – 0.1%
1,472,000	AES China Generating Co., Ltd.	1,415,768
Machine Tools and Related Products – 0.2%
2,219,000	Thermadyne Holdings Corp., 10.5000%,2/1/14,‡	2,099,729
Medical – Hospitals – 4.2%
5,864,000	CHS/Community Health Systems, Inc. 8.8750%, 7/15/15	6,069,240
3,280,000	HCA, Inc., 8.7500%, 9/1/10	3,357,900
2,800,000	HCA, Inc., 7.8750%, 2/1/11	2,880,500
14,780,000	HCA, Inc., 9.2500%, 11/15/16	15,870,024
1,388,000	HCA, Inc., 9.8750%, 2/15/17, (144A)	1,533,740
4,950,000	IASIS Healthcare, 8.7500%, 6/15/14	5,011,875
5,589,000	Tenet Healthcare Corp., 7.3750%, 2/1/13	5,602,973
7,455,000	Tenet Healthcare Corp., 9.2500%, 2/1/15	7,939,575
		48,265,827

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 27

Janus High-Yield Fund

Schedule of Investments

As of December, 31, 2009

Shares or Principal Amount		Value

Medical – Outpatient and Home Medical Care – 0.1%
$1,107,000	National Mentor Holdings, Inc. 11.2500% 7/1/14	$1,129,140
Medical Products – 0.6%
6,397,000	Biomet Inc., 11.6250%, 10/15/17	7,068,685
Motion Pictures and Services – 0.4%
5,075,000	Lions Gate Entertainment, Inc. 10.2500% 11/1/16, (144A)	5,030,594
Music – 0.6%
3,886,000	WMG Acquisition Corp. 9.5000% 6/15/16, (144A)	4,162,878
3,200,000	WMG Holdings Corp. 9.5000% 12/15/14,‡	3,240,000
		7,402,878
Office Furnishings – Original – 0.2%
1,943,000	Interface, Inc. 11.3750% 11/1/13, (144A)	2,171,303
Office Supplies and Forms – 0.5%
5,135,000	ACCO Brands Corp. 10.6250% 3/15/15, (144A)	5,648,500
Oil – Field Services – 0.2%
575,000	Aquilex Holdings LLC/Aquilex Finance, Corp., 11.1250%, 12/15/16, (144A)	573,563
1,975,000	Calfrac Holdings L.P. 7.7500%, 2/15/15, (144A)	1,915,750
		2,489,313
Oil Companies – Exploration and Production – 3.7%
1,951,000	Chesapeake Energy Corp. 7.5000% 9/15/13	1,985,143
5,075,000	Chesapeake Energy Corp. 7.0000% 8/15/14	5,138,438
4,444,000	Continental Resources 8.2500% 10/1/19, (144A)	4,666,200
1,443,000	Forest Oil Corp. 8.5000% 2/15/14, (144A)	1,507,935
2,262,000	Forest Oil Corp., 7.7500% 5/1/14	2,290,275
1,110,000	Hilcorp Energy I L.P./Hilcorp Finance Co., 9.0000% 6/1/16, (144A)	1,126,650
1,125,000	OPTI Canada, Inc. 9.0000% 12/15/12, (144A)	1,150,313
2,350,000	PetroHawk Energy Corp. 9.1250% 7/15/13	2,455,750
1,724,000	Plains Exploration & Production Co., 7.7500% 6/15/15	1,754,170
2,780,000	Plains Exploration & Production Co., 8.6250% 10/15/19	2,856,450
5,168,000	Quicksilver Resources, Inc. 8.2500% 8/1/15	5,297,199
2,223,000	Quicksilver Resources, Inc. 11.7500% 1/1/16	2,523,105
4,999,000	SandRidge Energy, Inc. 9.8750% 5/15/16, (144A)	5,261,447
1,325,000	Swift Energy Co., 7.1250%, 6/1/17	1,252,125
3,975,000	Swift Energy Co., 8.8750%, 1/15/20	4,074,375
		43,339,575
Oil Field Machinery and Equipment – 0.2%
1,913,000	Dresser-Rand Group, Inc. 7.3750% 11/1/14	1,893,870
Oil Refining and Marketing – 0.2%
$2,389,000	Frontier Oil Corp., 8.5000%, 9/15/16	2,484,560
Paper and Related Products – 1.1%
1,725,000	Boise Paper Holdings LLC 9.0000% 11/1/17, (144A)	1,787,531
7,683,000	Georgia-Pacific LLC 7.1250% 1/15/17, (144A)	7,779,038
2,775,000	Newpage Corp. 11.3750% 12/31/14, (144A)	2,802,750
		12,369,319
Physical Therapy and Rehabilitation Centers – 0.4%
4,492,000	HealthSouth Corp., 10.7500%, 6/15/16	4,885,050
Pipelines – 0.9%
788,000	Dynegy Holdings, Inc., 8.7500%, 2/15/12	827,400
2,875,000	Dynegy Holdings, Inc. 7.5000% 6/1/15, (144A)	2,645,000
1,487,000	El Paso Corp., 12.0000%, 12/12/13	1,743,508
5,277,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	5,065,920
		10,281,828
Private Corrections – 0.2%
2,520,000	The Geo Group, Inc. 7.7500% 10/15/17, (144A)	2,579,850
Publishing – Books – 1.1%
3,632,000	Cengage Learning Acquisitions, Inc. 10.5000%, 1/15/15, (144A)	3,473,100
9,065,000	Cengage Learning Acquisitions Inc. 13.2500%, 7/15/15, (144A),‡	8,804,381
		12,277,481
Publishing – Newspapers – 0.8%
9,138,000	Block Communications, Inc. 8.2500% 12/15/15, (144A)	8,875,283
Publishing – Periodicals – 0.4%
1,668,000	Nielsen Finance Co. LLC 11.6250% 2/1/14	1,874,415
2,220,000	Nielson Finance Co. LLC 11.5000% 5/1/16	2,480,850
		4,355,265
Racetracks – 0%
510,000	Speedway Motorsports, Inc. 8.7500% 6/1/16	538,050
Radio – 0.4%
4,850,000	Salem Communications Corp. 9.6250% 12/15/16, (144A)	5,080,375
REIT – Diversified – 0.5%
5,700,000	DuPont Fabros Technology L.P. 8.5000% 12/15/17, (144A)	5,792,625
REIT – Health Care – 0.3%
3,064,000	Senior Housing Properties Trust 8.6250% 1/15/12	3,171,240
Rental Auto/Equipment – 0.5%
5,141,000	Hertz Corp., 10.5000%, 1/1/16	5,488,018
Resorts and Theme Parks – 0.5%
5,578,000	Vail Resorts, Inc., 6.7500%, 2/15/14	5,536,165

See Notes to Schedules of Investments and Financial Statements.

28 | DECEMBER 31, 2009

Schedule of Investments

As of December, 31, 2009

Shares or Principal Amount		Value

Retail – Apparel and Shoe – 1.5%
$10,806,000	Burlington Coat Factory Warehouse Corp., 11.1250%, 4/15/14	$11,157,194
1,111,000	Limited Brands, Inc., 6.9000%, 7/15/17	1,109,611
5,832,000	Limited Brands, Inc., 7.6000%, 7/15/37	5,190,480
		17,457,285
Retail – Arts and Crafts – 1.5%
16,845,000	Michael’s Stores, Inc., 11.3750%, 11/1/16	17,729,362
Retail – Automobile – 0.2%
1,910,000	Penske Auto Group, Inc., 7.7500% 12/15/16	1,847,925
Retail – Bookstore – 0.3%
3,350,000	Nebraska Book Co. 10.0000% 12/1/11, (144A)	3,391,875
Retail – Computer Equipment – 0.6%
6,362,000	GameStop Corp., 8.0000%, 10/1/12	6,592,623
Retail – Drug Store – 0.2%
1,945,000	Rite Aid, Corp., 9.7500%, 6/12/16	2,110,325
Retail – Leisure Products – 0.6%
7,778,000	Steinway Musical Instruments 7.0000% 3/1/14, (144A)	7,058,535
Retail – Mail Order – 0.2%
2,775,000	QVC, Inc., 7.5000%, 10/1/19, (144A)	2,830,500
Retail – Major Department Stores – 0.5%
4,000,000	Saks, Inc., 7.5000%, 12/1/13, (144A)	5,915,000
Retail – Miscellaneous/Diversified – 0.1%
1,666,000	Eye Care Centers of America, Inc. 10.7500%, 2/15/15	1,736,805
Retail – Propane Distribution – 0.7%
1,650,000	Ferrellgas Partners L.P. 9.1250% 10/1/17, (144A)	1,744,875
3,649,000	Ferrellgas Partners L.P. / Ferrellgas Partners Finance Corp. 8.7500% 6/15/12	3,694,613
3,163,000	Ferrellgas Escrow LLC / Ferrellgas Finance Escrow Corp. 6.7500% 5/1/14	3,115,555
		8,555,043
Retail – Regional Department Stores – 1.6%
1,665,000	JC Penney Corp Inc., 7.4000%, 4/1/37	1,652,513
4,725,000	Macy’s Retail Holdings, Inc. 7.4500%, 7/15/17	4,890,375
12,002,000	Neiman Marcus Group, Inc. 10.3750% 10/15/15	11,761,959
		18,304,847
Retail – Restaurants – 1.0%
6,327,000	Denny’s Holdings, Inc. 10.0000% 10/1/12	6,469,358
5,675,000	Landry’s Restaurants, Inc. 11.6250% 12/1/15, (144A)	5,075,375
		11,544,733
Retail – Toy Store – 0.3%
2,850,000	Toys R Us Property Co LLC 8.5000% 12/1/17, (144A)	2,899,875
Rubber – Tires – 0.8%
$4,169,000	Goodyear Tire & Rubber Co. 7.8570% 8/15/11	4,309,704
2,778,000	Goodyear Tire & Rubber Co. 9.0000% 7/1/15	2,889,120
1,664,000	Goodyear Tire & Rubber Co. 10.5000% 5/15/16	1,838,720
		9,037,544
Satellite Telecommunications – 0.9%
1,598,000	Intelsat Subsidiary Holding Co., Ltd., 8.8750% 1/15/15, (144A),§	1,645,940
7,851,000	Intelsat Jackson Holdings, Ltd. 11.2500% 6/15/16	8,498,708
		10,144,648
Seismic Data Collection – 0.2%
1,670,000	Cie Generale de Geophysique-Veritas 9.5000%, 5/15/16, (144A)	1,786,900
Soap and Cleaning Preparations – 0.4%
5,100,000	Johnsondiversey, Inc., 8.2500% 11/15/19, (144A)	5,163,750
Special Purpose Entity – 3.0%
5,115,000	CCM Merger, Inc., 8.0000%,8/1/13, (144A)	4,149,544
14,208,000	Kar Holdings, Inc., 8.7500%, 5/1/14	14,651,999
13,038,000	Petroplus Finance, Ltd. 7.0000% 5/1/17, (144A)	11,734,199
1,125,000	Universal City Development Partners, Ltd. 8.8750%, 11/15/15, (144A)	1,101,094
575,000	Universal City Development Partners, Ltd. 10.8750%, 11/15/16, (144A)	576,438
2,275,000	UPC Germany GmbH 8.1250% 12/1/17, (144A)	2,300,594
		34,513,868
Steel – Producers – 0.5%
5,998,000	Steel Dynamics, Inc. 7.7500% 4/15/16, (144A)	6,245,418
Steel Pipe and Tube – 0.1%
1,650,000	Mueller Water Products, 7.3750%, 6/1/17	1,526,250
Super-Regional Banks – 0.2%
2,850,000	Wells Fargo Capital XIII 7.7000% 9/26/99,‡	2,764,500
Telecommunication Services – 1.7%
2,850,000	Clearwire Communications LLC 12.0000%, 12/1/15, (144A)	2,892,750
5,700,000	Clearwire Communications LLC 12.0000%, 12/1/15, (144A)	5,785,499
2,780,000	Global Crossing, Ltd. 12.0000% 9/15/15, (144A)	3,051,050
5,100,000	Qwest Corp., 8.3750%, 5/1/16, (144A)	5,469,750
2,643,000	Time Warner Telecom Holdings, Inc. 9.2500%, 2/15/14	2,725,594
		19,924,643
Telephone – Integrated – 4.7%
4,450,000	Frontier Communications Corp. 8.2500% 5/1/14	4,639,125
2,775,000	Frontier Communications Corp. 8.1250% 10/1/18	2,809,688

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 29

Janus High-Yield Fund

Schedule of Investments

As of December, 31, 2009

Shares or Principal Amount		Value

Telephone – Integrated – (continued)
$3,334,000	Level 3 Communications Corp. 10.0000% 5/1/11	$3,367,340
5,541,000	Level 3 Financing, Inc., 9.2500% 11/1/14	5,236,245
2,775,000	Level 3 Financing, Inc., 8.7500% 2/15/17	2,532,188
850,000	Qwest Capital Funding, Inc. 7.7500% 2/15/31	722,500
2,224,000	Sprint Capital Corp., 8.3750%, 3/15/12	2,301,840
6,250,000	Sprint Capital, Corp., 6.8750%, 11/15/28	5,195,313
4,171,000	Sprint Nextel Corp., 6.0000%, 12/1/16	3,806,038
5,711,000	Sprint Nextel Corp., 8.3750%, 8/15/17	5,825,219
6,389,000	Virgin Media Finance PLC 9.1250% 8/15/16	6,732,408
6,282,000	Virgin Media Finance PLC 9.5000% 8/15/16	6,745,297
3,955,000	Virgin Media Finance PLC 8.3750% 10/15/19	4,068,706
		53,981,907
Television – 0.7%
8,300,000	Belo, Corp., 8.0000%, 11/15/16	8,528,250
Transportation – Marine – 0.9%
3,945,000	Navios Maritime Holdings, Inc. 8.8750% 11/1/17, (144A)	4,097,869
6,972,000	Ship Finance International, Ltd. 8.5000% 12/15/13	6,579,825
		10,677,694
Transportation – Railroad – 0.7%
1,802,000	Kansas City Southern de Mexico S.A. de C.V., 9.3750%, 5/1/12	1,869,575
6,537,000	Kansas City Southern de Mexico S.A. de C.V., 7.6250%, 12/1/13	6,438,945
		8,308,520
Transportation – Services – 0.2%
2,264,000	Bristow Group Inc., 6.1250%, 6/15/13	2,235,700
Transportation – Truck – 0.8%
10,422,000	Saint Acquisition Corp. 12.5000% 5/15/17, (144A)	8,767,508

Total Corporate Bonds (cost $1,008,726,797)		1,098,603,636

Preferred Stock – 0.5%
Metal – Copper – 0.1%
13,785	Freeport-McMoRan Copper & Gold, Inc. convertible 6.7500% 5/1/10	1,588,032
Special Purpose Entity – 0.4%
361,215	Dole Food Automatic Exchange 7.0000% (144A),§	4,182,183

Total Preferred Stock (cost $5,180,852)		5,770,215

Money Market – 1.9%
22,001,000	Janus Cash Liquidity Fund LLC, 0% (cost $22,001,000)	22,001,000

Total Investments (total cost $1,054,172,694) – 99.1%		1,148,933,236

Cash, Receivables and Other Assets, net of Liabilities – 0.9%		10,815,906

Net Assets – 100%		$1,159,749,142

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$32,925,491	2.9%
Canada	24,038,162	2.0%
Cayman Islands	3,682,965	0.3%
France	1,786,900	0.2%
Germany	2,300,594	0.2%
Marshall Islands	4,097,869	0.4%
Mexico	8,308,520	0.7%
Singapore	7,681,219	0.7%
United Kingdom	17,546,412	1.5%
United States††	1,046,565,104	91.1%

Total	$1,148,933,236	100.0%

††	Includes Cash Equivalents (89.2% excluding Cash Equivalents)

See Notes to Schedules of Investments and Financial Statements.

30 | DECEMBER 31, 2009

Janus Short-Term Bond Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally-driven investment process that focuses on credit-oriented investments can generate risk-adjusted performance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about overall portfolio allocations.
Jason Groom co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

For the two-month period ended December 31, 2009, Janus Short-Term Bond Fund’s Class J Shares returned 0.86%, compared to a 0.06% return of its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index.

Market Environment

The U.S. economic recovery continued during the two-month period amid improving activity within the U.S. services and manufacturing sectors and more evidence the housing market continues to stabilize. Consumer data was mixed with spending trends showing some signs of life while overall sentiment remained low, largely due to a 10% unemployment rate. Despite headline concerns of accelerating inflation, relatively low capacity utilization and weak labor markets have helped to keep inflationary pressures in check. This has allowed the U.S. Federal Reserve (Fed) to concentrate on stimulating growth by maintaining its accommodative monetary policy for an “extended period.” The Fed’s easy-money policy of a near zero federal funds rate helped to anchor the short-end of the yield curve, while long-term rates moved higher during the period. This helped the yield curve close the period near its steepest point on record as the yield difference between the 10-year and 2-year Treasury bonds stood at 270 basis points (bps) at the end of December (down from the period and record high of 285 bps on December 22).

The steepening of the yield curve provided a negative backdrop for most U.S. Government-related securities. U.S. long maturity Treasuries posted declines and were among the worst performers, while short-term Treasuries ended the period with slight losses. Rising inflation concerns helped U.S. TIPS outperform the government sector. The U.S. Government’s and Fed’s ongoing support for agencies (Fannie and Freddie) have kept spreads of agencies relative to U.S. Treasuries near historically tight levels at period end.

Spread tightening within corporate credit continued to be a key driver of outperformance for this segment. The top performing group within fixed income, high yield, saw spreads decline 118 bps. Investment grade credit spreads narrowed 34 bps in the quarter, which helped this segment outperform the Barclays Capital U.S. 1-3 Year Government Credit Index. Overall spreads within corporate credit remained well above long-term averages at the end of December. Within the investment grade corporate rating segments, BBB-rated credits had the highest return, while AAA underperformed. Top-performing corporate sectors within the Barclays Capital 1-3 Year Government Credit Index included life insurance and paper, while lagging sectors included aerospace/defense, integrated energy and technology.

Contributors to Performance

Our more than triple the index weighting in corporate credits (68.6% vs. 17.8% as of period end) and our security selection in corporates were key contributors. Within credits, our significant overweight in BBB-rated credits was among top contributors. We also benefited from our non-index exposure in high-yield debt, which outperformed investment grade credits during the period. Our high-yield exposure increased from 9.1% at the end of the third quarter to 13.6% by period end, as we consider this an attractive segment in terms of relative and absolute total returns given the more appealing yield or interest carry on these bonds and the potential cushion associated with the wide spreads in the event interest rates rise.

Our large underweights in both Treasuries and agency/government sponsored debt were also contributors to our outperformance. On a corporate sector basis, our significant overweights in real estate investment trusts (REITs) and banks were the largest contributors followed by our overweight in metals. Banks continued to repair their balance sheets and repay government loans, which has been a positive for the group. Within REITs, we are favoring regional malls and health care with best-in-class

Janus Bond & Money Market Funds | 31

Janus Short-Term Bond Fund (unaudited)

assets, which we feel are relatively unaffected by concerns over commercial real estate.

On a security level basis, the world’s largest steel maker ArcelorMittal benefited from a turnaround and subsequent stability in steel prices, which was part of why we were attracted to the company’s credits. In addition, management is following through with its pledge to pay down debt, which we think will help it maintain its investment grade rating. Our non-index exposure in Macy’s also contributed, as its credits posted moderate gains. We established a position after the company’s debt was downgraded to high-yield early in 2009. We feel management is focused on reducing the company’s debt.

Detractors from Performance

Corporate sector detractors included our underweights in non-captive consumer finance and security selection in non-captive diversified finance and electric utilities. Among individual detractors, our lack of exposure to troubled insurer American International Group (AIG) weighed on performance, as its bonds continued to perform well. We have not owned AIG because we do not like the lack of transparency and disclosure.

Outlook

Despite the significant spread tightening we’ve seen in corporate credit relative to Treasuries, we believe there is the potential for further tightening. There are a number of fundamental and structural issues within fixed income that we see as being key drivers of returns over the near term. Government intervention and rising budget deficits have led to a large and unprecedented level of financing needs for the Federal Government, which has resulted in an increased issuance of Treasury bonds. Meanwhile, corporate America has focused more on paying down its debt since emerging from the most significant financial crisis in history. We think this could continue and that a shrinking supply of corporate bonds coupled with investors demand for higher yields provides a positive backdrop for further spread narrowing within corporate credit.

In addition, we think agencies will be more sensitive to interest rate movements, given their historically tight spreads relative to U.S. Treasuries. The U.S. Government’s support of agencies such as Fannie and Freddie is likely to continue and remain a key determinant of agencies spreads. Because of these structural issues, we think agencies will display similar return characteristics to Treasuries and that there are very few spread alternatives to pursue outside of corporate credit.

We have often emphasized the importance of credit analysis in fixed income investing. Furthermore, we believe the corporate credit sector remains an area where fundamental bottom-up analysis combined with robust risk management can improve a manager’s ability to provide risk-adjusted outperformance within fixed income.

Thank you for your investment in Janus Short-Term Bond Fund.

32 | DECEMBER 31, 2009

(unaudited)

Janus Short-Term Bond Fund At A Glance

Fund Profile
December 31, 2009

Weighted Average Maturity	2.2 Years
Average Effective Duration*	1.9 Years
30-day Current Yield**
Without Reimbursement	1.64%
With Reimbursement	1.72%
Weighted Average Fixed Income Credit Rating	A+
Number of Bonds/Notes	282

*	A theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Net Assets)
December 31, 2009

AAA	31.2%
AA	10.8%
A	17.6%
BBB	24.4%
BB	11.5%
Other	4.5%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2009

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Janus Bond & Money Market Funds | 33

Janus Short-Term Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009						Expense Ratios – estimated for the fiscal year
	Two-Month
	Period
	Ended	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	12/31/09	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Short-Term Bond Fund – Class A Shares

NAV	0.51%	8.16%	4.36%	4.33%	4.45%	1.10%	0.80%

MOP	–4.19%	3.02%	3.35%	3.82%	4.15%

Janus Short-Term Bond Fund – Class C Shares

NAV	0.38%	7.83%	3.82%	3.73%	3.79%	1.85%	1.55%

CDSC	–0.62%	6.79%	3.82%	3.73%	3.79%

Janus Short-Term Bond Fund – Class I Shares	0.55%	8.06%	4.52%	4.53%	4.67%	0.85%	0.55%

Janus Short-Term Bond Fund – Class J Shares	0.86%	8.56%	4.80%	4.79%	4.91%	0.90%	0.72%

Janus Short-Term Bond Fund – Class S Shares	0.46%	7.57%	4.14%	4.15%	4.28%	1.24%	1.05%

Barclays Capital 1-3 Year U.S. Government/Credit Index	0.06%	3.83%	4.32%	4.86%	5.10%**

Lipper Quartile – Class J Shares	–	3rd	1st	1st	1st

Lipper Ranking – based on total return for Short Investment Grade Debt Funds	–	144/246	3/176	12/94	5/24

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

34 | DECEMBER 31, 2009

(unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Short-Term Bond Fund designated its initial share class as “Class J Shares” and commenced offering Class A Shares, Class C Shares, Class I Shares and Class S Shares.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992
**	The Barclays Capital 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.

Janus Bond & Money Market Funds | 35

Janus Short-Term Bond Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,005.10	$1.36

Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,003.80	$2.61

Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.93

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,005.50	$0.94

Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	$2.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,008.60	$1.31

Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,004.60	$1.78

Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40

†	Expenses are equal to the annualized expense ratio of 0.81% for Class A Shares, 1.56% for Class C Shares, 0.56% for Class I Shares, 0.78% for Class J Shares and 1.06% for Class S Shares, multiplied by the average account value over the period, multiplied by 61/365 (to reflect a two-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a two-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

36 | DECEMBER 31, 2009

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares or Principal Amount		Value

Bank Loans – 0.5%
Cable/Satellite TV – 0.4%
6,181,151	Discovery Communications Holding LLC 2.2506%, 5/14/14‡	$6,029,219
Food – Miscellaneous/Diversified – 0.1%
200,399	Dole Food Co., Inc., 0.2844%, 4/12/13‡	202,188
1,132,875	Dole Food Co., Inc., 8.0000%, 4/12/13‡	1,142,992
348,505	Dole Food Co., Inc., 8.0000%, 4/12/13‡	351,617
		1,696,797

Total Bank Loans (cost $7,705,588)		7,726,016

Corporate Bonds – 64.1%
Advertising Services – 0.3%
2,389,000	Visant Corp., 7.6250%, 10/1/12	2,400,945
1,769,000	WPP Finance UK, 5.8750%, 6/15/14	1,826,853
		4,227,798
Aerospace and Defense – 0.2%
2,000,000	BAE Systems PLC 4.9500%, 6/1/14 (144A)	2,082,488
1,529,000	Northrop Grumman Systems Corp. 7.1250%, 2/15/11	1,618,564
		3,701,052
Agricultural Chemicals – 0.1%
1,029,000	Potash Corporation of Saskatchewan Inc. 5.2500%, 5/15/14	1,105,768
Airlines – 1.2%
8,825,000	Southwest Airlines Co. 6.5000%, 3/1/12	9,390,418
10,120,000	Southwest Airlines Co. 5.2500%, 10/1/14	10,250,244
		19,640,662
Automotive – Cars and Light Trucks – 1.3%
9,555,000	Daimler Finance North America LLC 5.7500%, 9/8/11	10,036,687
10,990,000	Daimler Finance North America LLC 7.3000%, 1/15/12	11,947,690
		21,984,377
Beverages – Non-Alcoholic – 0.2%
2,272,000	Dr. Pepper Snapple Group, Inc. 6.1200%, 5/1/13	2,486,520
365,000	PepsiAmericas, Inc., 4.3750%, 2/15/14	379,753
		2,866,273
Beverages – Wine and Spirits – 0.3%
1,435,000	Diageo Capital PLC, 4.3750%, 5/3/10	1,454,295
2,860,000	Diageo Capital PLC, 3.8750%, 4/1/11	2,951,926
		4,406,221
Brewery – 1.3%
9,557,000	Anheuser-Busch InBev Worldwide Inc., 3.0000%, 10/15/12 (144A)	9,601,774
7,644,000	Anheuser-Busch InBev Worldwide Inc., 7.2000%, 1/15/14 (144A)	8,669,527
3,918,000	SABMiller PLC 6.2000%, 7/1/11 (144A)	4,146,427
		22,417,728
Building Products – Air and Heating – 0.1%
$1,435,000	American Standard, Inc. 7.6250%, 2/15/10	1,443,256
Building Products – Cement and Aggregate – 0.9%
2,763,000	CRH America, Inc., 5.6250%, 9/30/11	2,904,460
5,115,000	CRH America, Inc., 6.9500%, 3/15/12	5,540,619
5,735,000	CRH America, Inc., 5.3000%, 10/15/13	5,976,903
		14,421,982
Building Products – Wood – 0.1%
2,515,000	Masco Corp., 0.5543%, 3/12/10‡	2,504,746
Cable Television – 0.9%
767,000	Comcast Corp., 5.8500%, 1/15/10	767,852
3,404,000	Comcast Corp., 5.4500%, 11/15/10	3,517,966
1,435,000	COX Communications, Inc. 4.6250%, 1/15/10	1,436,194
743,000	COX Communications, Inc. 6.7500%, 3/15/11	781,223
1,435,000	COX Communications, Inc. 7.1250%, 10/1/12	1,594,050
1,337,000	CSC Holdings, Inc., 7.6250%, 4/1/11	1,380,453
3,343,000	Time Warner Cable, Inc. 5.4000%, 7/2/12	3,571,757
1,145,000	Time Warner Cable, Inc. 6.2000%, 7/1/13	1,257,732
1,431,000	Time Warner Cable, Inc. 8.2500%, 2/14/14	1,672,474
		15,979,701
Cellular Telecommunications – 0.7%
1,435,000	Rogers Communications, Inc. 9.6250%, 5/1/11	1,574,578
2,870,000	Verizon Wireless Capital LLC 3.7500%, 5/20/11	2,959,446
1,074,000	Verizon Wireless Capital LLC 5.2500%, 2/1/12	1,139,111
2,914,000	Verizon Wireless Capital LLC 7.8750%, 5/1/12	3,265,720
1,747,000	Verizon Wireless Capital LLC 7.3750%, 11/15/13	2,006,720
1,794,000	Verizon Wireless Capital LLC 5.5500%, 2/1/14	1,946,989
		12,892,564
Chemicals – Diversified – 1.0%
2,865,000	Dow Chemical Co., 4.8500%, 8/15/12	3,011,003
5,255,000	Dow Chemical Co., 7.6000%, 5/15/14	5,979,622
7,483,000	Rohm & Hoss Co., 5.6000%, 3/15/13	7,897,768
		16,888,393
Coal – 0.2%
2,865,000	Peabody Energy Corp. 6.8750%, 3/15/13	2,897,231
Commercial Banks – 6.8%
14,812,000	American Express Bank FSB 5.5500%, 10/17/12	15,840,382
15,785,000	ANZ National International, Ltd. 2.3750%, 12/21/12 (144A)	15,670,022
8,130,000	Banco Santander Chile 2.8750%, 11/13/12 (144A)	8,189,821
4,780,000	Barclays Bank PLC, 5.4500%, 9/12/12	5,169,259
9,565,000	Barclays Bank PLC, 2.5000%, 1/23/13	9,553,991

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 37

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares or Principal Amount		Value

Commercial Banks – (continued)
$8,599,000	BB&T Corp., 6.5000%, 8/1/11	$9,133,032
4,780,000	Commonwealth Bank of Australia 2.7500%, 10/15/12 (144A)	4,813,666
6,690,000	Commonwealth Bank of Australia 3.7500%, 10/15/14 (144A)	6,706,270
4,077,000	Credit Suisse/New York NY 5.5000%, 5/1/14	4,424,364
3,575,000	National Australia Bank 5.3500%, 6/12/13 (144A)	3,847,919
3,960,000	National City Bank of Kentucky 6.3000%, 2/15/11	4,092,030
10,515,000	Svenska Handelsbanken AB 2.8750%, 9/14/12 (144A)	10,579,867
1,709,000	U.S. Bank N.A., 6.3750%, 8/1/11	1,837,148
9,565,000	Westpac Banking Corp. 2.2500%, 11/19/12	9,542,446
3,825,000	Westpac Banking Corp. 4.2000%, 2/27/15	3,888,005
		113,288,222
Commercial Services – Finance – 0.5%
6,683,000	Equifax, Inc., 4.4500%, 12/1/14	6,716,535
1,912,000	Western Union Co., 6.5000%, 2/26/14	2,125,676
		8,842,211
Computer Services – 0.9%
14,355,000	Affiliated Computer Services, Inc. 4.7000%, 6/1/10	14,480,606
Computers – 0.2%
3,820,000	Hewlett-Packard Co., 2.2500%, 5/27/11	3,874,252
Computers – Memory Devices – 0.7%
12,234,000	Seagate Technology, 6.3750%, 10/1/11	12,448,095
Cosmetics and Toiletries – 0.9%
14,334,000	Procter & Gamble International 1.3500%, 8/26/11	14,407,691
Data Processing and Management – 0.1%
1,627,000	Fiserv, Inc., 6.1250%, 11/20/12	1,771,593
Diversified Banking Institutions – 3.9%
1,050,000	Bank of America Corp. 4.2500%, 10/1/10	1,076,837
954,000	Bank of America Corp. 4.3750%, 12/1/10	984,870
955,000	Bank of America Corp. 4.8750%, 9/15/12	1,000,690
5,905,000	Bank of America Corp. 7.3750%, 5/15/14	6,700,486
3,825,000	Citigroup, 5.2500%, 2/27/12	3,952,047
9,270,000	Citigroup, 5.3000%, 10/17/12	9,656,957
6,401,000	Citigroup Inc., 5.1250%, 2/14/11	6,604,443
910,000	Goldman Sachs Group, Inc. 3.6250%, 8/1/12	937,578
4,780,000	Goldman Sachs Group, Inc. 5.7000%, 9/1/12	5,141,664
4,205,000	Goldman Sachs Group, Inc. 5.2500%, 10/15/13	4,465,765
2,020,000	Goldman Sachs Group, Inc. 6.0000%, 5/1/14	2,209,411
860,000	JPMorgan Chase & Co. 6.7500%, 2/1/11	907,171
$2,675,000	JPMorgan Chase & Co. 5.3750%, 10/1/12	2,894,698
2,580,000	Morgan Stanley, 5.0500%, 1/21/11	2,675,940
3,247,000	Morgan Stanley, 6.7500%, 4/15/11	3,440,141
6,690,000	Morgan Stanley, 6.7500%, 10/15/13	7,310,819
5,735,000	Morgan Stanley, 4.7500%, 4/1/14	5,767,959
		65,727,476
Diversified Financial Services – 1.1%
4,016,000	American Express Travel Related Services Co., 5.2500% 11/21/11 (144A)	4,211,487
1,244,000	General Electric Capital Corp. 4.2500%, 9/13/10	1,279,004
8,600,000	General Electric Capital Corp. 6.1250%, 2/22/11	9,087,603
3,712,000	General Electric Capital Corp. 5.9000%, 5/13/14	4,012,939
		18,591,033
Diversified Minerals – 0.5%
2,389,000	BHP Billiton Finance U.S.A., Ltd. 5.5000%, 4/1/14	2,620,329
1,505,000	Rio Tinto Finance USA Ltd. 8.9500%, 5/1/14	1,803,443
4,870,000	Teck Resources, Ltd., 7.0000%, 9/15/12	5,143,938
		9,567,710
Diversified Operations – 0.8%
1,436,000	Dover Corp., 6.5000%, 2/15/11	1,517,018
1,043,000	Eaton Corp., 4.9000%, 5/15/13	1,103,669
10,841,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	11,502,323
		14,123,010
Electric – Distribution – 0.3%
5,770,000	SP Powerassets, Ltd. 5.0000% 10/22/13 (144A)	6,097,240
Electric – Integrated – 1.0%
1,145,000	CMS Energy Corp., 7.7500%, 8/1/10	1,162,914
1,130,000	CMS Energy Corp., 8.5000%, 4/15/11	1,184,024
1,910,000	CMS Energy Corp., 6.3000%, 2/1/12	1,944,000
1,575,000	Duke Energy Corp., 6.3000%, 2/1/14	1,731,900
954,000	Georgia Power Co., 6.0000%, 11/1/13	1,060,407
1,435,000	Monongahela Power Co. 7.9500%, 12/15/13 (144A)	1,576,998
958,000	Nevada Power Co., 8.2500%, 6/1/11	1,035,554
4,776,000	NiSource, Inc., 5.4000%, 7/15/14	4,904,011
743,000	Oncor Electric Delivery Co. 5.9500%, 9/1/13	797,145
958,000	Wisconsin Energy Corp. 6.5000%, 4/1/11	1,013,411
		16,410,364
Electronic Components – Semiconductors – 0.6%
2,870,000	Avago Technologies Finance 11.8750%, 12/1/15	3,160,588
920,000	National Semiconductor Corp. 0.5036%, 6/15/10‡	909,759
6,475,000	National Semiconductor Corp. 6.1500%, 6/15/12	6,782,218
		10,852,565

See Notes to Schedules of Investments and Financial Statements.

38 | DECEMBER 31, 2009

Schedule of Investments (unaudited)

As of December 31, 2009

Shares or Principal Amount		Value

Electronics – Military – 1.3%
$7,983,000	L-3 Communications Corp. 6.1250%, 7/15/13	$8,062,830
13,837,000	L-3 Communications Corp. 6.3750%, 10/15/15	13,888,889
		21,951,719
Fiduciary Banks – 0.2%
1,910,000	Northern Trust Corp., 5.5000%, 8/15/13	2,089,340
1,407,000	Northern Trust Corp., 4.6250%, 5/1/14	1,499,327
		3,588,667
Finance – Auto Loans – 0.4%
7,525,000	PACCAR Financial, Corp. 1.9500%, 12/17/12	7,447,109
Finance – Credit Card – 0%
575,000	American Express Credit Co. 5.8750%, 5/2/13	617,066
Finance – Investment Bankers/Brokers – 1.7%
10,285,000	Charles Schwab Corp., 4.9500%, 6/1/14	10,849,997
3,964,000	Credit Suisse USA, Inc. 6.1250%, 11/15/11	4,274,714
6,690,000	Merrill Lynch & Co., Inc. 5.4500%, 2/5/13	7,039,693
6,695,000	TD Ameritrade Holding Corp. 2.9500%, 12/1/12	6,618,583
		28,782,987
Finance – Mortgage Loan Banker – 0.2%
2,575,000	Countrywide Home Loan 4.0000%, 3/22/11	2,629,824
Finance – Other Services – 0.6%
4,779,000	BP Capital Markets PLC 1.5500%, 8/11/11	4,813,600
2,679,000	CME Group, Inc., 5.7500%, 2/15/14	2,930,213
1,910,000	National Rural Utilities Cooperative Finance Corp., 2.6250%, 9/16/12	1,921,859
		9,665,672
Food – Confectionery – 0.4%
6,050,000	WM Wrigley Jr. Co., 4.3000%, 7/15/10‡	6,108,122
Food – Miscellaneous/Diversified – 0.5%
4,780,000	Campbell Soup Co., 3.3750%, 8/15/14	4,858,512
648,000	General Mills, Inc., 5.2500%, 8/15/13	699,088
1,912,000	H.J. Heinz Finance Co. 6.6250%, 7/15/11	2,053,085
762,000	Kraft Foods, Inc., 0.7725%, 8/11/10‡	761,931
514,000	Kraft Foods, Inc., 6.7500%, 2/19/14	568,398
		8,941,014
Food – Retail – 0.3%
355,000	Delhaize Group, 5.8750%, 2/1/14	381,275
1,170,000	Kroger Co., 6.8000%, 4/1/11	1,242,410
1,646,000	Safeway, Inc., 4.9500%, 8/16/10	1,689,348
1,318,000	Safeway, Inc., 6.2500%, 3/15/14	1,447,515
		4,760,548
Home Decoration Products – 0%
675,000	Newell Rubbermaid, Inc. 4.0000%, 5/1/10	679,994
Hotels and Motels – 0.8%
$9,651,000	Marriott International, Inc. 4.6250%, 6/15/12	9,703,714
4,220,000	Starwood Hotels & Resorts Worldwide, Inc., 7.8750%, 10/15/14	4,510,125
		14,213,839
Instruments – Scientific – 0.3%
4,945,000	Thermo Fisher Scientific, Inc. 2.1500%, 12/28/12 (144A)	4,876,729
Investment Management and Advisory Services – 0.9%
15,770,000	BlackRock, Inc., 2.2500%, 12/10/12	15,700,959
Life and Health Insurance – 1.3%
10,330,000	Prudential Financial, Inc. 5.1000%, 12/14/11	10,781,937
8,065,000	Prudential Financial, Inc. 3.6250%, 9/17/12	8,184,306
955,000	Prudential Financial, Inc. 4.5000%, 7/15/13	965,800
1,550,000	Prudential Financial, Inc. 6.2000%, 1/15/15	1,667,603
		21,599,646
Machinery – General Industrial – 0.2%
2,696,000	Wabtec Corp. DE, 6.8750%, 7/31/13	2,722,960
Medical – Biomedical and Genetic – 0.1%
1,435,000	Genetech, Inc., 4.4000%, 7/15/10	1,464,538
Medical – Drugs – 0.2%
2,860,000	Merck & Co, Inc., 1.8750%, 6/30/11	2,886,947
Medical – Generic Drugs – 0.4%
6,950,000	Watson Pharmaceuticals, Inc. 5.0000%, 8/15/14	7,095,797
Medical – HMO – 0.3%
2,060,000	UnitedHealth Group, Inc. 5.1250%, 11/15/10	2,131,276
2,866,000	UnitedHealth Group, Inc. 5.2500%, 3/15/11	2,969,772
		5,101,048
Medical – Wholesale Drug Distributors – 0.1%
902,000	McKesson Corp., 6.5000%, 2/15/14	997,760
Medical Instruments – 0.5%
1,915,000	Beckman Coulter, Inc., 6.0000%, 6/1/15	2,087,825
4,301,000	Boston Scientific Corp. 6.0000%, 6/15/11	4,494,545
2,570,000	Boston Scientific, Corp. 4.5000%, 1/15/15	2,575,245
		9,157,615
Medical Labs and Testing Services – 0.4%
3,824,000	Roche Holdings, Inc. 5.0000%, 3/1/14 (144A)	4,091,057
3,184,000	Roche Holdings, Inc. 4.5000%, 3/1/12 (144A)	3,344,209
		7,435,266
Medical Products – 1.1%
2,895,000	Carefusion Corp. 4.1250%, 8/1/12 (144A)	2,984,513
2,180,000	Carefusion Corp. 5.1250%, 8/1/14 (144A)	2,291,647

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 39

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares or Principal Amount		Value

Medical Products – (continued)
$1,435,000	Covidien International Finance S.A. 5.4500%, 10/15/12	$1,552,770
7,130,000	Hospira, Inc., 5.5500%, 3/30/12	7,599,625
2,866,000	Hospira, Inc., 6.4000%, 5/15/15	3,172,152
		17,600,707
Metal – Aluminum – 0.1%
1,145,000	Rio Tinto Alcan, Inc., 6.4500%, 3/15/11	1,201,279
Multimedia – 0.2%
1,417,000	COX Enterprises, Inc. 7.8750%, 9/15/10 (144A)	1,472,755
1,912,000	News America Holdings, Inc. 9.2500% 2/1/13	2,230,816
		3,703,571
Non-Hazardous Waste Disposal – 0.2%
1,912,000	Allied Waste North America, Inc. 6.5000%, 11/15/10	1,988,195
1,912,000	Waste Management, Inc. 7.3750% 8/1/10	1,980,572
		3,968,767
Office Automation and Equipment – 0.3%
3,290,000	Xerox Corp., 5.5000%, 5/15/12	3,476,938
1,066,000	Xerox Corp., 8.2500%, 5/15/14	1,222,833
		4,699,771
Oil Companies – Exploration and Production – 1.3%
10,198,000	Anadarko Finance Co., 6.7500%, 5/1/11	10,776,552
2,840,000	Anadarko Petroleum Corp. 5.7500%, 6/15/14	3,077,589
4,597,000	Forest Oil Corp., 8.0000%, 12/15/11	4,792,373
1,915,000	Range Resources Corp. 7.3750%, 7/15/13	1,948,513
955,000	Whiting Petroleum Corp. 7.2500%, 5/1/12	959,775
		21,554,802
Oil Companies – Integrated – 1.1%
4,770,000	Chevron Corp., 3.4500%, 3/3/12	4,957,547
2,389,000	ConocoPhillips, 4.7500%, 2/1/14	2,565,050
10,990,000	Shell International Financial 1.3000%, 9/22/11	11,018,365
		18,540,962
Oil Refining and Marketing – 1.1%
9,607,000	Frontier Oil Corp., 6.6250%, 10/1/11	9,667,044
8,191,000	Valero Energy Corp., 6.8750%, 4/15/12	8,943,597
		18,610,641
Paper and Related Products – 0.9%
14,051,000	Georgia-Pacific LLC, 8.1250%, 5/15/11	14,753,550
Pharmacy Services – 1.2%
14,295,000	Express Scripts, Inc., 5.2500%, 6/15/12	15,189,881
3,935,000	Express Scripts, Inc., 6.2500%, 6/15/14	4,293,597
		19,483,478
Pipelines – 2.6%
2,389,000	Consolidated Natural Gas Co. 6.2500%, 11/1/11	2,571,806
1,435,000	El Paso Corp., 7.0000%, 5/15/11	1,466,494
5,545,000	Energy Transfer Partners L.P. 5.6500%, 8/1/12	5,893,509
$3,090,000	Enterprise Products Operating LLC 7.5000%, 2/1/11	3,274,071
7,078,000	Enterprise Products Operating LLC 4.6000%, 8/1/12	7,474,949
1,435,000	Kinder Morgan Energy Partners L.P. 7.5000%, 11/1/10	1,502,370
1,145,000	Kinder Morgan Energy Partners L.P. 6.7500%, 3/15/11	1,210,879
2,670,000	Kinder Morgan Energy Partners L.P. 5.8500%, 9/15/12	2,873,387
3,085,000	Kinder Morgan Energy Partners 5.0000%, 12/15/13	3,238,664
6,812,000	Kinder Morgan Finance Co. ULC 5.3500%, 1/5/11	6,880,120
1,148,000	Oneok, Inc., 7.1250%, 4/15/11	1,214,204
1,325,000	Plains All American Pipeline L.P. 4.2500%, 9/1/12	1,367,379
4,770,000	Williams Cos., Inc., 7.1250%, 9/1/11	5,097,732
		44,065,564
Property and Casualty Insurance – 0.1%
1,716,000	Chubb Corp., 5.2000%, 4/1/13	1,810,620
Property Trust – 1.1%
11,470,000	WEA Finance LLC/WCI Finance LLC 5.4000%, 10/1/12 (144A)	12,167,215
5,530,000	Westfield Capital Corp. 4.3750%, 11/15/10 (144A)	5,682,075
		17,849,290
Reinsurance – 0.6%
4,780,000	Berkshire Hathaway Finance Corp. 4.0000%, 4/15/12	5,009,297
3,151,000	Berkshire Hathaway Finance Corp. 4.6000%, 5/15/13	3,327,768
1,122,000	Berkshire Hathaway Finance Corp. 5.0000%, 8/15/13	1,206,491
		9,543,556
REIT – Diversified – 0.6%
9,080,000	Duke Realty L.P., 5.8750%, 8/15/12	9,340,088
REIT – Health Care – 1.9%
4,300,000	HCP Inc., 4.8750%, 9/15/10	4,387,617
7,645,000	HCP Inc., 5.9500%, 9/15/11	7,887,493
3,939,000	HCP Inc., 5.6250%, 2/28/13	3,952,542
5,746,000	HCP, Inc., 5.6500%, 12/15/13	5,755,998
4,850,000	Healthcare Realty Trust, Inc. 8.1250%, 5/1/11	5,095,075
5,475,000	Healthcare Realty Trust, Inc. 5.1250%, 4/1/14	5,282,745
5,000	Ventas Realty Trust L.P./Ventas Capital Corp., 6.7500%, 6/1/10	5,010
		32,366,480
REIT – Office Property – 0.6%
9,513,000	Reckson Operating Partnership L.P. 5.1500%, 1/15/11	9,479,391
REIT – Regional Malls – 1.2%
1,192,000	Simon Property Group L.P. 4.6000%, 6/15/10	1,209,649
1,398,000	Simon Property Group L.P. 4.8750%, 8/15/10	1,426,262

See Notes to Schedules of Investments and Financial Statements.

40 | DECEMBER 31, 2009

Schedule of Investments (unaudited)

As of December 31, 2009

Shares or Principal Amount		Value

REIT – Regional Malls – (continued)
$6,690,000	Simon Property Group L.P. 7.7500%, 1/20/11	$6,983,785
3,317,000	Simon Property Group L.P. 5.3750%, 6/1/11	3,443,268
6,690,000	Simon Property Group L.P. 5.3000%, 5/30/13	6,902,775
		19,965,739
REIT – Shopping Centers – 0.3%
4,785,000	Equity One, Inc., 6.2500%, 12/15/14	4,707,598
REIT – Warehouse/Industry – 0.2%
2,850,000	ProLogis, 5.2500%, 11/15/10	2,869,352
Retail – Apparel and Shoe – 0.3%
3,152,000	Limited Brands, Inc., 6.1250%, 12/1/12	3,230,800
2,235,000	Nordstrom, Inc., 6.7500%, 6/1/14	2,496,046
		5,726,846
Retail – Building Products – 0.1%
1,814,000	Hewlett-Packard Co., 4.6250%, 8/15/10	1,857,006
Retail – Discount – 0.1%
995,000	Wal-Mart Stores, Inc., 3.2000%, 5/15/14	1,013,259
Retail – Drug Store – 0.1%
2,389,000	CVS Caremark Corp., 0.5556%, 6/1/10‡	2,389,989
Retail – Office Supplies – 0.2%
2,389,000	Staples, Inc., 7.7500%, 4/1/11	2,567,243
Retail – Regional Department Stores – 1.5%
1,912,000	JC Penny Co., Inc., 8.0000%, 3/1/10	1,933,510
1,912,000	JC Penney Corp Inc., 9.0000%, 8/1/12	2,155,780
21,025,000	Macy’s Retail Holdings, Inc. 6.6250%, 4/1/11	21,682,031
		25,771,321
Retail – Restaurants – 0.9%
7,247,000	Brinker International, 5.7500%, 6/1/14	7,106,169
1,996,000	Darden Restaurants, Inc. 4.8750%, 8/15/10	2,011,571
5,281,000	Darden Restaurants, Inc. 5.6250%, 10/15/12	5,636,691
		14,754,431
Steel – Producers – 1.5%
7,655,000	AK Steel Corp., 7.7500%, 6/15/12	7,731,550
9,347,000	ArcelorMittal, 5.3750%, 6/1/13	9,863,431
7,165,000	ArcelorMittal USA, Inc. 6.5000%, 4/15/14	7,647,169
		25,242,150
Super-Regional Banks – 1.2%
7,645,000	Bank One Corp., 5.9000%, 11/15/11	8,159,447
1,627,000	Wells Fargo & Co., 4.6250%, 8/9/10	1,668,627
575,000	Wells Fargo & Co., 6.4500%, 2/1/11	607,227
383,000	Wells Fargo & Co., 5.3000%, 8/26/11	405,629
8,600,000	Wells Fargo & Co., 4.9500%, 10/16/13	9,001,190
		19,842,120
Telecommunication Services – 0.1%
1,337,000	Verizon Communications, Inc. 7.2500%, 12/1/10	1,412,910
Telephone – Integrated – 1.4%
1,435,000	AT&T, Inc., 5.8750%, 8/15/12	1,566,595
1,052,000	AT&T, Inc., 4.9500%, 1/15/13	1,122,358
$6,690,000	Qwest Communications International, Inc. 7.2500% 2/15/11	6,723,450
13,380,000	Sprint Capital Corp., 7.6250%, 1/30/11	13,697,775
		23,110,178
Television – 1.1%
15,480,000	CBS Corp., 6.6250%, 5/15/11	16,222,359
1,435,000	CBS Corp., 8.2000%, 5/15/14	1,631,334
		17,853,693
Textile – Home Furnishings – 0.1%
955,000	Mohawk Industries, Inc. 6.5000%, 1/15/11	978,875
Tobacco – 0.1%
1,529,000	Philip Morris International, Inc. 4.8750%, 5/16/13	1,614,098
Transportation – Railroad – 0.3%
2,230,000	Canadian Pacific Railway Co. 6.2500%, 10/15/11	2,378,342
2,674,000	Union Pacific Corp., 5.4500%, 1/31/13	2,877,435
		5,255,777
Transportation – Services – 0.2%
954,000	Fedex Corp., 7.3750%, 1/15/14	1,082,455
2,254,000	United Parcel Service, Inc. 3.8750%, 4/1/14	2,341,848
		3,424,303

Total Corporate Bonds (cost $1,045,306,629)		1,075,215,051

Mortgage-Backed Securities – 4.3%
	Fannie Mae:
8,910,000	3.0000%, 7/12/10	9,043,676
1,245,000	2.8750%, 10/12/10	1,267,171
8,086,000	2.7500%, 4/11/11	8,286,921
5,588,000	6.0000%, 5/15/11	5,982,451
5,650,000	3.3750%, 5/19/11	5,849,033
1,125,000	3.6250%, 8/15/11	1,172,099
		31,601,351
	Freddie Mac:
4,310,000	2.8750%, 6/28/10	4,364,991
1,245,000	2.8750%, 11/23/10	1,271,583
3,269,000	5.1250%, 4/18/11	3,450,224
1,080,000	3.8750%, 6/29/11	1,126,762
17,170,000	2.1250%, 3/23/12	17,433,130
		27,646,690
	Federal Home Loan Bank System:
5,140,000	2.3750%, 4/30/10	5,176,993
6,560,000	2.7500%, 6/18/10	6,635,440
1,475,000	3.5000%, 7/16/10	1,499,669
		13,312,102

Total Mortgage-Backed Securities (cost $71,225,114)		72,560,143

U.S. Treasury Notes/Bonds – 27.0%
1,592,000	2.1250%, 1/31/10	1,594,300
4,982,000	4.7500%, 2/15/10	5,008,076
2,493,000	2.0000%, 2/28/10	2,500,110
1,805,000	2.1250%, 4/30/10	1,816,633
1,734,000	4.5000%, 5/15/10	1,761,161
6,355,000	2.6250%, 5/31/10	6,417,806
1,255,000	2.8750%, 6/30/10	1,271,423

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 41

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares or Principal Amount		Value

U.S. Treasury Notes/Bonds – (continued)
1,350,000	2.7500%, 7/31/10	$1,369,248
4,114,000	2.3750%, 8/31/10	4,168,478
1,237,000	4.5000%, 11/15/10	1,280,054
1,475,000	1.2500%, 11/30/10	1,485,371
560,000	4.5000%, 2/28/11	584,522
26,595,000	0.8750%, 3/31/11	26,643,828
5,059,000	4.8750%, 4/30/11	5,328,549
173,547,000	1.1250%, 6/30/11**	174,251,948
53,005,000	1.0000%, 7/31/11	53,085,727
20,966,000	1.0000%, 8/31/11	20,976,651
1,386,000	4.6250%, 8/31/11	1,469,702
2,830,000	1.7500%, 11/15/11	2,865,706
139,240,000	0.7500%, 11/30/11**	138,331,738
360,000	1.1250%, 1/15/12	359,662
357,000	1.8750%, 6/15/12	360,905

Total U.S. Treasury Notes/Bonds (cost $452,604,816)		452,931,598

Money Market – 3.1%
52,666,519	Janus Cash Liquidity Fund LLC, 0% (cost $52,666,519)	52,666,519

Short-Term Variable Rate Demand Note – 0.1%
1,142,425	California Infrastructure and Economic Development Bank Industrial Revenue Series B, 3.7500%, 4/1/24 (amortized cost $1,142,425)‡	1,142,425

Total Investments (total cost $1,630,651,091) – 99.1%		1,662,241,752

Cash, Receivables and Other Assets, net of Liabilities – 0.9%		15,804,063

Net Assets – 100%		$1,678,045,815

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$33,222,078	2.0%
Belgium	381,275	0.0%
Canada	32,326,297	2.0%
Cayman Islands	12,448,095	0.8%
Chile	8,189,821	0.5%
Luxembourg	37,326,215	2.2%
Netherlands	13,970,291	0.8%
New Zealand	15,670,022	0.9%
Singapore	9,257,827	0.6%
Sweden	10,579,867	0.6%
Switzerland	4,424,364	0.3%
United Kingdom	26,964,426	1.6%
United States††	1,457,481,174	87.7%

Total	$1,662,241,752	100.0%

††	Includes Cash Equivalents (84.4% excluding Cash Equivalents)

Financial Futures – Short
430 Contracts	U.S. Treasury Note 5 Year expires March 2010, principal amount $49,581,662, value $49,183,938 cumulative appreciation	$397,724

See Notes to Schedules of Investments and Financial Statements.

42 | DECEMBER 31, 2009

Janus Money Market Funds (unaudited)

Co-Portfolio Manager
Janus Money Market Fund	Eric Thorderson
Average Annual Total Return	Co-Portfolio Manager
For the Periods Ended December 31, 2009	David Spilsted

Class J Shares
Two-Month Period Ended 12/31/09	0.00%
1 Year	0.07%
5 Year	2.86%
10 Year	2.71%
Since Inception (February 14, 1995)	3.50%

Seven-Day Current Yield
Class J Shares
With Reimbursement	0.0078%
Without Reimbursement	0.0078%

Expense Ratio
Estimated for the fiscal year

Class J Shares
Total Annual Fund Operating Expenses	0.75%

Co-Portfolio Manager
Janus Government Money Market Fund	Eric Thorderson
Average Annual Total Return	Co-Portfolio Manager
For the Periods Ended December 31, 2009	David Spilsted

Class J Shares
Two-Month Period Ended 12/31/09	0.00%
1 Year	0.01%
5 Year	2.73%
10 Year	2.60%
Since Inception (February 14, 1995)	3.40%

Seven-Day Current Yield
Class J Shares
With Reimbursement	0.0099%
Without Reimbursement	0.0099%

Expense Ratio
Estimated for the fiscal year

Class J Shares
Total Annual Fund Operating Expenses	0.74%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital)or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Janus Capital Management LLC has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers, the Fund’s yields and total returns would have been lower.

Included in the Total Annual Fund Operating Expenses is an administration fee of 0.50% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

Expense information shown reflects estimated annualized expenses that the share class of the Fund expects to incur during the fiscal year. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

See Notes to Schedules of Investments and Financial Statements.

See “Explanations of Charts, Tables and Financial Statements.”

Effective July 6, 2009, the Fund designated its Investor Shares as “Class J Shares.”

Janus Bond & Money Market Funds | 43

Janus Money Market Fund (unaudited)

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,000.00	$0.43

Hypothetical (5% return before expenses)	$1,000.00	$1,023.89	$1.33

†	Expenses are equal to the annualized expense ratio of 0.26%, multiplied by the average account value over the period, multiplied by 61/365 (to reflect a two-month period). Expenses include effect of voluntary waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a two-month period. Therefore, actual expenses are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

Janus Government Money Market Fund (unaudited)

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,000.00	$0.40

Hypothetical (5% return before expenses)	$1,000.00	$1,024.00	$1.22

†	Expenses are equal to the annualized expense ratio of 0.24%, multiplied by the average account value over the period, multiplied by 61/365 (to reflect a two-month period). Expenses include effect of voluntary waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a two-month period. Therefore, actual expenses are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

44 | DECEMBER 31, 2009

Janus Money Market Fund

Schedule of Investments

As of December 31, 2009 (unaudited)

Principal Amount		Value

Certificates of Deposit – 26.2%
	Banco Bilboa Vizcaya Argentaria:
$25,000,000	0.1800%, 2/8/10	$25,000,000
25,000,000	0.2150%, 2/17/10	25,000,488
	Bank of Montreal, Chicago:
25,000,000	0.2000%, 1/7/10	25,000,000
29,000,000	0.1700%, 2/2/10	29,000,000
20,000,000	0.2000%, 2/22/10	20,000,000
	Bank of Tokyo:
19,000,000	0.1800%, 1/15/10	19,000,000
30,000,000	0.1800%, 1/19/10	30,000,000
	BNP Paribas Securities Corp.:
25,000,000	0.2300%, 1/15/10	25,000,000
25,000,000	0.2100%, 3/3/10	25,000,000
20,000,000	0.1900%, 3/31/10	20,000,000
	Canadian Imperial Bank of Commerce:
25,000,000	0.1700%, 1/20/10	25,000,000
	Credit Industriel et Commercial:
25,000,000	0.3000%, 1/12/10	25,000,000
22,000,000	0.2000%, 1/25/10	22,000,000
25,000,000	0.2200%, 1/25/10	25,000,000
24,000,000	Societe Generale, New York 0.1800%, 1/13/10	24,000,000
25,000,000	Toronto Dominion Bank, New York 0.1700%, 2/2/10	25,000,000

Total Certificates of Deposit (amortized cost $389,000,488)		389,000,488

Commercial Paper – 19.9%
	Bryant Park Funding LLC:
25,000,000	0.1700%, 1/6/10 (Section 4(2))	24,999,410
23,000,000	0.1700%, 1/15/10 (Section 4(2))	22,998,479
20,000,000	Danske Corp. 0.1900%, 1/6/10 (Section 4(2))	19,999,472
	Manhattan Asset Funding Company LLC:
32,750,000	0.2000%, 1/8/10 (Section 4(2))	32,748,726
15,000,000	0.2200%, 1/13/10 (Section 4(2))	14,998,900
20,000,000	0.2100%, 1/22/10 (Section 4(2))	19,997,550
	Nieuw Amsterdam Receivables Corp.:
30,000,000	0.2000%, 1/4/10 (Section 4(2))	29,999,500
30,000,000	0.2000%, 1/8/10 (Section 4(2))	29,998,833
25,000,000	Societe Generale, New York 0.1800%, 1/21/10	24,997,500
	Standard Chartered Bank:
24,000,000	0.2300%, 1/4/10 (Section 4(2))	23,999,540
25,000,000	0.2200%, 1/6/10 (Section 4(2))	24,999,236
25,000,000	0.1500%, 1/29/10 (Section 4(2))	24,997,084

Total Commercial Paper (amortized cost $294,734,230)		294,734,230

Floating Rate Note – 2.0%
30,000,000	Bank of America Securities LLC (same day put), 0.2125%, 1/4/10 (amortized cost $30,000,000)	30,000,000

Taxable Variable Rate Demand Notes – 16.3%
620,000	Arapahoe County, Colorado, Industrial Development Revenue (Cottrell), Series B 0.8000%, 10/1/19	620,000
4,435,000	Brattlebro Retreat, 0.2900%, 1/1/36	4,435,000
	Breckenridge Terrace LLC:
4,000,000	0.6500%, 5/1/39	4,000,000
$14,980,000	0.6500%, 5/1/39	14,980,000
800,000	California Infrastructure and Economic Development, 1.2300%, 7/1/33	800,000
1,190,000	Capital Markets Access 0.3200%, 7/1/25	1,190,000
5,700,000	Colorado Housing Facilities Revenue (Tenderfoot Seasonal Housing LLC) Series A, 0.6500%, 7/1/35	5,700,000
7,130,000	Crozer-Keystone Health Systems 1.0000%, 12/15/21	7,130,000
6,715,000	Danville-Pittsylvania, Virginia Facility Revenue, (Cane Creek Project) 0.2900%, 1/1/26	6,715,000
	Eagle County, Colorado Housing Facility Revenue, (BC Housing LLC Project) Series A:
9,100,000	0.6500%, 6/1/27	9,100,000
8,000,000	0.6500%, 5/1/39	8,000,000
11,995,000	Eskaton Properties, Inc. 1.0000%, 12/1/37	11,995,000
4,950,000	FJM Properties – Wilmar 1.0000%, 10/1/24	4,950,000
15,280,000	HHH Supply and Investment Co. 0.4000%, 7/1/29	15,280,000
5,620,000	Hunter’s Ridge, South Point 0 .3000%, 6/1/25	5,620,000
4,650,000	J-Jay Properties LLC, 0.3000%, 7/1/35	4,650,000
740,000	Kentucky Economic Development Financial Authority Health Care Revenue, (Christian-B) 1.0000%, 11/1/15	740,000
2,570,000	Lone Tree Building Authority 1.9500%, 12/1/17	2,570,000
9,000,000	Louisiana Local Government Environmental Facilities 0.2000%, 7/1/47	9,000,000
3,700,000	Lowell Family LLC, 0.2800%, 4/1/30	3,700,000
6,115,000	Mississippi Business Finance, Corp. 1.1800%, 12/1/39	6,115,000
2,360,000	Missouri State Development Financial Board (Cook Composites Co. Project) 0.0900%, 11/1/24	2,360,000
6,040,000	Monongallia Health Systems 0.5000%, 7/1/40	6,040,000
160,000	Phoenix, Illinois Realty Special Account Multifamily Revenue, (Brightons Mark) 0.4500%, 4/1/20	160,000
12,980,000	Racetrac Capital LLC, Series 1998-A 0.2400%, 4/1/18	12,980,000
300,000	Saint Joseph, Missouri Industrial Development Authority Revenue (Albaugh, Inc. Project), Series B 0.6500%, 11/1/19	300,000
4,775,000	Springfield, Tennessee, Health and Educational Facilities Revenue, Series A 0.2900%, 6/1/26	4,775,000
2,600,000	Tift County, Georgia Development Authority, (Heatcraft), Series A 0.2900%, 2/1/18	2,600,000

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 45

Janus Money Market Fund

Schedule of Investments

As of December 31, 2009 (unaudited)

Principal Amount		Value

Taxable Variable Rate Demand Notes – (continued)
$3,960,000	Timber Ridge County Affordable Housing Corp., Series 2003 0.3300%, 12/1/32	$3,960,000
	Tuscaloosa County, Alabama, Industrial Development Gulf Opportunity Zone (Revenue Bonds):
25,000,000	0.3200%, 3/1/28	25,000,000
45,000,000	0.3200%, 4/1/39	45,000,000
100,000	Union City, Tennessee Industrial Development Board, (Cobank LLC Project), 0.3300%, 1/1/25	100,000
1,910,000	Volunteers of America, Alabama 0.2900%, 8/1/23	1,910,000
9,705,000	Washington Road Properties 0.2900%, 12/1/26	9,705,000

Total Taxable Variable Rate Demand Notes (amortized cost $242,180,000)		242,180,000

U.S. Government Agency Notes – 16.9%
	Army & Air Force Exchange Services:
6,053,000	0.2500%, 1/4/10	6,053,000
20,000,000	0.4000%, 1/12/10ß	20,000,000
30,000,000	0.5200%, 1/22/10ß	30,000,000
15,000,000	0.3000%, 1/26/10ß	15,000,000
	Fannie Mae:
5,000,000	0.3600%, 2/22/10	4,997,398
10,000,000	0.2000%, 3/17/10	9,995,832
10,000,000	0.2000%, 3/24/10	9,995,380
5,000,000	0.3900%, 3/29/10	4,995,217
25,000,000	0.1489%, 5/3/10	24,987,208
5,000,000	0.1900%, 6/2/10	4,995,933
	Federal Home Loan Bank System:
5,000,000	0.1000%, 1/5/10	4,999,944
5,000,000	0.3600%, 1/13/10	4,999,391
	Freddie Mac:
5,000,000	0.3300%, 1/8/10	4,999,674
10,000,000	0.2300%, 1/11/10	9,999,352
25,000,000	0.2186%, 1/26/10	24,996,151
10,000,000	0.2000%, 3/15/10	9,995,943
10,000,000	0.2000%, 3/22/10	9,995,493
10,000,000	0.2100%, 4/7/10	9,994,321
20,000,000	0.1700%, 4/19/10	19,989,657
5,000,000	0.1650%, 5/10/10	4,997,003
5,000,000	0.1700%, 5/11/10	4,996,888
5,000,000	0.1900%, 6/1/10	4,995,960
5,000,000	0.2000%, 6/14/10	4,995,381

Total U.S. Government Agency Notes (amortized cost $250,975,126)		250,975,126

Total Investments (total amortized cost $1,206,889,844) – 81.3%		1,206,889,844

Cash, Receivables and Other Assets, net of Liabilities – 18.7%		278,081,083

Net Assets – 100%		$1,484,970,927

See Notes to Schedules of Investments and Financial Statements.

46 | DECEMBER 31, 2009

Janus Government Money Market Fund

Schedule of Investments

As of December 31, 2009 (unaudited)

Principal Amount		Value

Repurchase Agreements – 13.7%
$30,700,000	Credit Suisse Securities (USA) LLC 0.0000%, dated 12/31/09, maturing 1/4/10 to be repurchased at $30,700,000 collateralized by $360,724,152 in U.S. Government Agencies 0.3092% – 8.5000%, 9/15/12 – 9/20/38 with a value of $31,314,778 (amortized cost $30,700,000)	$30,700,000

Taxable Variable Rate Demand Notes – 20.4%
1,380,000	A.E. Realty LLC, Series 2003 0.4000%, 10/1/23	1,380,000
95,000	Anaheim, California Housing Authority Multifamily Housing Revenue (Cobblestone), 0.4000%, 3/15/33	95,000
95,000	Anaheim, California Housing Authority Multifamily Housing Revenue (Cobblestone), 0.4000%, 7/15/33	95,000
125,000	California Statewide Communities Development Authority 0.4000%, 3/15/33	125,000
4,120,000	Cunat Capital, Corp., 0.2800%, 4/1/36	4,120,000
9,000,000	Cypress Bend Real Estate Development LLC, 0.3800%, 4/1/33	9,000,000
6,360,000	Florida Housing Financial Corp. Multifamily Revenue, (Stone Harbor Apartments) Series K, 0.2600%, 7/15/36	6,360,000
1,975,000	GMC Financing LLC, 1.0000%, 6/1/30	1,975,000
3,110,000	Johnson Capital Management LLC, 0.3900%, 6/1/47	3,110,000
115,000	Lakeshore Professional Properties LLC, 0.3900%, 7/1/45	115,000
1,000,000	Maryland State Community Development Administration Multifamily Development (Crusader-D), 0.1800%, 2/1/41	1,000,000
5,500,000	Mississippi Business Finance Corp. Mississippi Revenue (John Fayard) Series A, 1.0000%, 3/1/29	5,500,000
5,080,000	Mississippi Business Finance Corp. Mississippi Revenue (John Fayard) Series B, 1.0000%, 3/1/29	5,080,000
2,065,000	New York City Housing Development Corp. Multifamily Revenue (Aldus St. Apartments) Series A, 0.2100%, 6/15/37	2,065,000
500,000	Sacramento California Redevelopment Agency, 0.4500%, 1/15/36	500,000
350,000	Shepherd Capital LLC, 0.3900%, 10/1/53	350,000
4,825,000	Tyler Enterprises LLC, 0.4000%, 10/1/22	4,825,000

Total Taxable Variable Rate Demand Notes (amortized cost $45,695,000)		45,695,000

U.S. Government Agency Notes – 49.8%
	Army & Air Force Exchange Services:
5,000,000	0.3000%, 1/5/10ß	5,000,000
5,000,000	0.3600%, 1/6/10ß	5,000,000
5,000,000	0.5200%, 1/22/10ß	5,000,000
5,000,000	0.3000%, 1/26/10ß	5,000,000
	Fannie Mae:
$5,000,000	0.9000%, 1/4/10	5,000,000
5,000,000	0.1200%, 1/13/10	4,999,797
5,000,000	0.2000%, 3/17/10	4,997,999
5,000,000	0.2000%, 3/24/10	4,997,690
3,000,000	0.1900%, 6/2/10	2,997,560
1,322,000	0.1950%, 6/16/10	1,320,802
5,000,000	0.1460%, 6/18/10	4,996,002
	Federal Home Loan Bank System:
4,000,000	0.3750%, 1/21/10	3,999,154
2,590,000	0.1986%, 2/3/10	2,589,522
3,366,000	0.1289%, 2/19/10	3,365,410
	Freddie Mac:
5,000,000	0.1250%, 2/16/10	4,999,191
5,600,000	0.1250%, 2/18/10	5,599,054
5,000,000	0.2000%, 3/22/10	4,997,746
3,625,000	0.3000%, 3/29/10	3,622,334
5,000,000	0.2100%, 4/7/10	4,997,161
5,000,000	0.1700%, 4/19/10	4,997,414
5,000,000	0.1200%, 4/20/10	4,998,175
5,000,000	0.1200%, 4/22/10	4,998,141
10,167,000	0.1650%, 5/10/10	10,161,648
3,000,000	0.1900%, 6/1/10	2,997,576

Total U.S. Government Agency Notes (amortized cost $111,632,376)		111,632,376

U.S. Government Agency Variable Notes – 5.2%
6,727,526	Federal Home Loan Bank System 0.6500%, 1/15/42	6,727,526
5,000,000	Freddie Mac, 0.1394%, 2/4/10	5,000,000

Total U.S. Government Agency Variable Notes (amortized cost $11,727,526)		11,727,526

Total Investments (total amortized cost $199,754,902) – 89.1%		199,754,902

Cash, Receivables and Other Assets, net of Liabilities – 10.9%		24,499,336

Net Assets – 100%		$224,254,238

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 47

Statements of Assets and Liabilities – Bond Funds

As of December 31, 2009 (unaudited)	Janus Flexible	Janus High-Yield	Janus Short-Term
(all numbers in thousands except net asset value per share)	Bond Fund	Fund	Bond Fund

Assets:
Investments at cost	$2,028,993	$1,054,173	$1,630,651
Unaffiliated investments at value	$2,060,416	$1,126,932	$1,609,575
Affiliated money market investments	56,886	22,001	52,667
Cash	12	26	3
Receivables:
Fund shares sold	6,216	2,720	6,880
Dividends	8	2	9
Interest	24,231	21,949	14,817
Non-interested Trustees’ deferred compensation	53	28	41
Other assets	33	392	9
Variation margin	–	–	124
Total Assets	2,147,855	1,174,050	1,684,125
Liabilities:
Payables:
Investments purchased	–	9,831	–
Fund shares repurchased	9,225	2,997	4,904
Dividends and distributions	571	573	100
Advisory fees	743	550	709
Transfer agent fees and expenses	37	20	6
Administrative fees – Class J Shares	171	173	271
Administrative fees – Class R Shares	1	–	N/A
Administrative fees – Class S Shares	16	1	1
Distribution fees and shareholder servicing fees – Class A Shares	52	19	12
Distribution fees and shareholder servicing fees – Class C Shares	149	56	27
Distribution fees and shareholder servicing fees – Class R Shares	1	–	N/A
Distribution fees and shareholder servicing fees – Class S Shares	16	1	1
Networking fees – Class A Shares	–	–	–
Networking fees – Class C Shares	–	–	–
Networking fees – Class I Shares	–	–	–
Non-interested Trustees’ fees and expenses	13	7	5
Non-interested Trustees’ deferred compensation fees	53	28	41
Accrued expenses	7	45	2
Total Liabilities	11,055	14,301	6,079
Net Assets	$2,136,800	$1,159,749	$1,678,046
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,038,280	$1,186,308	$1,645,548
Undistributed net investment income/(loss)*	755	828	(78)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	9,461	(122,145)	591
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	88,304	94,758	31,985
Total Net Assets	$2,136,800	$1,159,749	$1,678,046
Net Assets – Class A Shares	$247,678	$92,444	$65,925
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,847	10,880	21,518
Net Asset Value Per Share(1)	$10.39	$8.50	$3.06
Maximum Offering Price Per Share(2)	$10.91	$8.92	$3.21
Net Assets – Class C Shares	$178,880	$67,141	$32,991
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,221	7,900	10,788
Net Asset Value Per Share(1)	$10.39	$8.50	$3.06
Net Assets – Class I Shares	$515,576	$26,684	$87,474
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	49,642	3,140	28,587
Net Asset Value Per Share	$10.39	$8.50	$3.06
Net Assets – Class J Shares	$1,126,009	$965,653	$1,487,158
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	108,413	113,709	485,190
Net Asset Value Per Share	$10.39	$8.49	$3.07
Net Assets – Class R Shares	$3,588	$1,069	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	346	126	N/A
Net Asset Value Per Share	$10.39	$8.49	N/A
Net Assets – Class S Shares	$65,069	$6,758	$4,498
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,263	794	1,471
Net Asset Value Per Share	$10.39	$8.51	$3.06

*	See Note 5 in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

48 | DECEMBER 31, 2009

Statements of Operations – Bond Funds

For the two-month period ended December 31, 2009 (unaudited)	Janus Flexible	Janus High-Yield	Janus Short-Term
(all numbers in thousands)	Bond Fund(1)	Fund(1)	Bond Fund(1)

Investment Income:
Interest	$17,098	$17,630	$9,101
Dividends from affiliates	16	10	17
Fee Income	–	22	11
Total Investment Income	17,114	17,662	9,129
Expenses:
Advisory fees	1,437	1,060	1,419
Transfer agent fees and expenses	40	23	18
Registration fees	48	29	49
Custodian fees	3	1	3
Audit fees	1	1	6
Non-interested Trustees’ fees and expenses	13	6	7
Administrative fees – Class J Shares	334	331	515
Administrative fees – Class R Shares	1	–	N/A
Administrative fees – Class S Shares	31	2	2
Distribution fees and shareholder servicing fees – Class A Shares	100	36	22
Distribution fees and shareholder servicing fees – Class C Shares	285	107	48
Distribution fees and shareholder servicing fees – Class R Shares	3	1	N/A
Distribution fees and shareholder servicing fees – Class S Shares	31	2	2
Networking fees – Class A Shares	11	3	–
Networking fees – Class C Shares	10	3	–
Networking fees – Class I Shares	–	–	–
Other expenses	46	38	37
Non-recurring costs (Note 4)	–	–	–
Cost assumed by Janus Capital Management LLC (Note 4)	–	–	–
Total Expenses	2,394	1,643	2,128
Expense and Fee Offset	–	–	(1)
Net Expenses	2,394	1,643	2,127
Less: Excess Expense Reimbursement	–	–	(120)
Net Expenses after Expense Reimbursement	2,394	1,643	2,007
Net Investment Income/(Loss)	14,720	16,019	7,122
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	10,106	8,301	687
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(4,397)	19,324	(675)
Net Gain/(Loss) on Investments	5,709	27,625	12
Net Increase/(Decrease) in Net Assets Resulting from Operations	$20,429	$43,644	$7,134

(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

Janus Bond & Money Market Funds | 49

Statements of Changes in Net Assets – Bond Funds

For the two-month period ended December 31, 2009 (unaudited)	Janus Flexible		Janus High-Yield		Janus Short-Term
and the fiscal year ended October 31, 2009	Bond Fund		Fund		Bond Fund
(all numbers in thousands)	2009(1)	2009(2)	2009(1)	2009(2)	2009(1)	2009(2)

Operations:
Net investment income/(loss)	$14,720	$48,224	$16,019	$76,100	$7,122	$20,655
Net realized gain/(loss) from investment and foreign currency transactions	10,106	33,784	8,301	(42,414)	687	5,043
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(4,397)	125,978	19,324	171,845	(675)	32,492
Net Increase/(Decrease) in Net Assets Resulting from Operations	20,429	207,986	43,644	205,531	7,134	58,190
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(1,715)	(3,018)	(1,245)	(2,470)	(245)	(171)
Class C Shares	(988)	(1,552)	(832)	(1,539)	(99)	(61)
Class I Shares	(3,664)	(2,987)	(326)	(499)	(396)	(86)
Class J Shares	(8,243)	(39,850)	(13,135)	(71,629)	(6,594)	(20,188)
Class R Shares	(21)	(33)	(13)	(28)	N/A	N/A
Class S Shares	(505)	(877)	(85)	(161)	(18)	(22)
Net realized gain/(loss) from investment transactions*
Class A Shares	(1,373)	–	–	–	(14)	–
Class C Shares	(988)	–	–	–	(8)	–
Class I Shares	(2,818)	–	–	–	(21)	–
Class J Shares	(6,281)	–	–	–	(361)	–
Class R Shares	(19)	–	–	–	N/A	N/A
Class S Shares	(409)	–	–	–	(1)	–
Net (Decrease) from Dividends and Distributions	(27,024)	(48,317)	(15,636)	(76,326)	(7,757)	(20,528)
Capital Share Transactions:
Shares sold
Class A Shares	30,869	99,964	10,035	32,160	24,945	44,791
Class C Shares	25,431	58,100	5,398	23,589	10,465	23,813
Class I Shares	70,977	307,620	6,073	15,328	21,470	71,096
Class J Shares	76,927	466,061	82,926	467,613	341,529	1,260,160
Class R Shares	583	1,990	72	43	N/A	N/A
Class S Shares	7,062	23,950	1,299	2,904	1,460	6,819
Shares issued in connection with acquisition (see Note 9)
Class A Shares	N/A	182,146	N/A	55,786	N/A	N/A
Class C Shares	N/A	107,892	N/A	36,350	N/A	N/A
Class I Shares	N/A	140,078	N/A	11,556	N/A	N/A
Class R Shares	N/A	1,321	N/A	879	N/A	N/A
Class S Shares	N/A	58,255	N/A	3,581	N/A	N/A
Redemption fees
Class I Shares	N/A	N/A	12	–	N/A	N/A
Class J Shares	N/A	N/A	18	346	N/A	N/A
Class R Shares	N/A	N/A	–	–	N/A	N/A
Class S Shares	N/A	N/A	1	5	N/A	N/A
Reinvested dividends and distributions
Class A Shares	2,615	2,200	1,062	2,021	172	78
Class C Shares	1,078	824	628	1,114	73	42
Class I Shares	5,507	2,842	229	441	24	17
Class J Shares	13,757	37,151	12,345	66,465	6,796	18,905
Class R Shares	31	26	13	28	N/A	N/A
Class S Shares	895	858	65	117	8	8
Shares repurchased
Class A Shares	(16,183)	(65,835)	(5,848)	(13,009)	(2,785)	(1,492)
Class C Shares	(8,311)	(13,725)	(2,268)	(5,010)	(1,098)	(409)
Class I Shares	(12,233)	(11,062)	(2,243)	(6,688)	(3,783)	(1,535)
Class J Shares	(47,879)	(277,166)	(34,384)	(148,029)	(73,089)	(335,458)
Class R Shares	(135)	(367)	(1)	–	N/A	N/A
Class S Shares	(13,240)	(17,691)	(606)	(1,170)	(1,520)	(2,318)
Net Increase/(Decrease) from Capital Share Transactions	137,751	1,105,432	74,826	546,420	324,667	1,084,517
Net Increase/(Decrease) in Net Assets	131,156	1,265,101	102,834	675,625	324,044	1,122,179
Net Assets:
Beginning of period	2,005,644	740,543	1,056,915	381,290	1,354,002	231,823
End of period	$2,136,800	$2,005,644	$1,159,749	$1,056,915	$1,678,046	$1,354,002
Undistributed net investment income/(loss)*	$755	$1,171	$828	$445	$(78)	$152

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from November 1, 2008 through October 31, 2009.

See Notes to Financial Statements.

50 | DECEMBER 31, 2009

Financial Highlights - Bond Funds

Class A Shares

For a share outstanding during the two-month period ended	Janus Flexible Bond Fund		Janus High-Yield Fund
December 31, 2009 (unaudited) and the period ended October 31, 2009	2009(1)	2009(2)	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.41	$9.97	$8.29	$7.61
Income from Investment Operations:
Net investment income/(loss)	.08	.14	.13	.27
Net gain/(loss) on investments (both realized and unrealized)	.04	.44	.20	.68
Total from Investment Operations	.12	.58	.33	.95
Less Distributions:
Dividends (from net investment income)*	(.08)	(.14)	(.12)	(.27)
Distributions (from capital gains)*	(.06)	–	–	–
Total Distributions	(.14)	(.14)	(.12)	(.27)
Net Asset Value, End of Period	$10.39	$10.41	$8.50	$8.29
Total Return**	1.11%	5.87%	4.04%	12.63%
Net Assets, End of Period (in thousands)	$247,678	$231,112	$92,444	$84,972
Average Net Assets for the Period (in thousands)	$239,927	$218,408	$87,524	$75,369
Ratio of Gross Expenses to Average Net Assets***(3)	0.73%	0.80%	0.90%	0.96%
Ratio of Net Expenses to Average Net Assets***(3)	0.73%	0.80%	0.90%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.20%	4.28%	8.71%	10.07%
Portfolio Turnover Rate***	96%	215%	96%	97%

Class A Shares

For a share outstanding during the two-month period ended	Janus Short-Term Bond Fund
December 31, 2009 (unaudited) and the period ended October 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$3.06	$3.01
Income from Investment Operations:
Net investment income/(loss)	.01	.04
Net gain/(loss) on investments (both realized and unrealized)	–	.05
Total from Investment Operations	.01	.09
Less Distributions:
Dividends (from net investment income)*	(.01)	(.04)
Distributions (from capital gains)*	–	–
Total Distributions	(.01)	(.04)
Net Asset Value, End of Period	$3.06	$3.06
Total Return**	0.51%	3.05%
Net Assets, End of Period (in thousands)	$65,925	$43,636
Average Net Assets for the Period (in thousands)	$52,728	$18,271
Ratio of Gross Expenses to Average Net Assets***(3)	0.81%	0.82%
Ratio of Net Expenses to Average Net Assets***(3)	0.81%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.76%	2.78%
Portfolio Turnover Rate***	29%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Bond & Money Market Funds | 51

Financial Highlights - Bond Funds (continued)

Class C Shares

For a share outstanding during the two-month period ended	Janus Flexible Bond Fund		Janus High-Yield Fund
December 31, 2009 (unaudited) and the period ended October 31, 2009	2009(1)	2009(2)	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.41	$9.97	$8.29	$7.61
Income from Investment Operations:
Net investment income/(loss)	.06	.12	.11	.27
Net gain/(loss) on investments (both realized and unrealized)	.04	.44	.21	.68
Total from Investment Operations	.10	.56	.32	.95
Less Distributions:
Dividends (from net investment income)*	(.06)	(.12)	(.11)	(.27)
Distributions (from capital gains)*	(.06)	–	–	–
Total Distributions	(.12)	(.12)	(.11)	(.27)
Net Asset Value, End of Period	$10.39	$10.41	$8.50	$8.29
Total Return**	0.97%	5.61%	3.90%	12.36%
Net Assets, End of Period (in thousands)	$178,880	$161,218	$67,141	$61,744
Average Net Assets for the Period (in thousands)	$170,509	$137,244	$64,185	$51,080
Ratio of Gross Expenses to Average Net Assets***(3)	1.49%	1.57%	1.65%	1.71%
Ratio of Net Expenses to Average Net Assets***(3)	1.49%	1.57%	1.65%	1.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.44%	3.51%	7.96%	9.27%
Portfolio Turnover Rate***	96%	215%	96%	97%

Class C Shares

For a share outstanding during the two-month period ended	Janus Short-Term Bond Fund
December 31, 2009 (unaudited) and the period ended October 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$3.06	$3.01
Income from Investment Operations:
Net investment income/(loss)	.01	.05
Net gain/(loss) on investments (both realized and unrealized)	–	.05
Total from Investment Operations	.01	.10
Less Distributions:
Dividends (from net investment income)*	(.01)	(.05)
Distributions (from capital gains)*	–	–
Total Distributions	(.01)	(.05)
Net Asset Value, End of Period	$3.06	$3.06
Total Return**	0.38%	3.31%
Net Assets, End of Period (in thousands)	$32,991	$23,567
Average Net Assets for the Period (in thousands)	$28,960	$8,848
Ratio of Gross Expenses to Average Net Assets***(3)	1.56%	1.57%
Ratio of Net Expenses to Average Net Assets***(3)	1.56%	1.56%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.01%	2.01%
Portfolio Turnover Rate***	29%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

52 | DECEMBER 31, 2009

Class I Shares

For a share outstanding during the two-month period ended	Janus Flexible Bond Fund		Janus High-Yield Fund
December 31, 2009 (unaudited) and the period ended October 31, 2009	2009(1)	2009(2)	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.41	$9.97	$8.28	$7.61
Income from Investment Operations:
Net investment income/(loss)	.08	.15	.13	.28
Net gain/(loss) on investments (both realized and unrealized)	.04	.44	.22	.67
Total from Investment Operations	.12	.59	.35	.95
Less Distributions:
Dividends (from net investment income)*	(.08)	(.15)	(.13)	(.28)
Distributions (from capital gains)*	(.06)	–	–	–
Total Distributions	(.14)	(.15)	(.13)	(.28)
Net Asset Value, End of Period	$10.39	$10.41	$8.50	$8.28
Total Return**	1.16%	5.96%	4.21%	12.60%
Net Assets, End of Period (in thousands)	$515,576	$453,037	$26,684	$22,052
Average Net Assets for the Period (in thousands)	$481,129	$202,602	$22,213	$14,845
Ratio of Gross Expenses to Average Net Assets***(3)	0.46%	0.48%	0.63%	0.66%
Ratio of Net Expenses to Average Net Assets***(3)	0.46%	0.48%	0.63%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.47%	4.55%	8.99%	10.33%
Portfolio Turnover Rate***	96%	215%	96%	97%

Class I Shares

For a share outstanding during the two-month period ended	Janus Short-Term Bond Fund
December 31, 2009 (unaudited) and the period ended October 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$3.06	$3.01
Income from Investment Operations:
Net investment income/(loss)	.02	.03
Net gain/(loss) on investments (both realized and unrealized)	–	.05
Total from Investment Operations	.02	.08
Less Distributions:
Dividends (from net investment income)*	(.02)	(.03)
Distributions (from capital gains)*	–	–
Total Distributions	(.02)	(.03)
Net Asset Value, End of Period	$3.06	$3.06
Total Return**	0.55%	2.75%
Net Assets, End of Period (in thousands)	$87,474	$69,785
Average Net Assets for the Period (in thousands)	$78,036	$8,399
Ratio of Gross Expenses to Average Net Assets***(3)	0.56%	0.59%
Ratio of Net Expenses to Average Net Assets***(3)	0.56%	0.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.03%	2.85%
Portfolio Turnover Rate***	29%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Bond & Money Market Funds | 53

Financial Highlights - Bond Funds (continued)

Class J Shares

For a share outstanding during the two-month period ended	Janus Flexible Bond Fund
December 31, 2009 (unaudited) and each fiscal year ended October 31	2009(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$10.42	$9.09	$9.45	$9.42	$9.41	$9.76
Income from Investment Operations:
Net investment income/(loss)	.08	.43	.42	.46	.42	.40
Net gain/(loss) on investments (both realized and unrealized)	.03	1.33	(.36)	.02	.02	(.34)
Total from Investment Operations	.11	1.76	.06	.48	.44	.06
Less Distributions:
Dividends (from net investment income)*	(.08)	(.43)	(.42)	(.45)	(.43)	(.41)
Distributions (from capital gains)*	(.06)	–	–	–	–	–
Total Distributions	(.14)	(.43)	(.42)	(.45)	(.43)	(.41)
Net Asset Value, End of Period	$10.39	$10.42	$9.09	$9.45	$9.42	$9.41
Total Return**	1.04%	19.74%	0.50%	5.27%	4.80%	0.60%
Net Assets, End of Period (in thousands)	$1,126,009	$1,086,604	$740,543	$759,576	$766,863	$935,168
Average Net Assets for the Period (in thousands)	$1,108,195	$915,900	$855,399	$755,593	$827,407	$1,037,336
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.64%	0.73%	0.78%	0.80%	0.83%	0.78%
Ratio of Net Expenses to Average Net Assets***(2)	0.64%	0.73%	0.77%	0.80%	0.82%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.30%	4.34%	4.32%	4.81%	4.37%	4.01%
Portfolio Turnover Rate***	96%	215%	185%	140%(4)	144%(4)	174%(4)

Class J Shares

For a share outstanding during the two-month period ended	Janus High-Yield Fund
December 31, 2009 (unaudited) and each fiscal year ended October 31	2009(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$8.28	$6.94	$9.53	$9.69	$9.48	$9.86
Income from Investment Operations:
Net investment income/(loss)	.13	.93	.73	.73	.71	.65
Net gain/(loss) on investments (both realized and unrealized)	.20	1.34	(2.59)	(.16)	.20	(.38)
Total from Investment Operations	.33	2.27	(1.86)	.57	.91	.27
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	(.93)	(.73)	(.73)	(.70)	(.65)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption Fees	–(5)	–(5)	–(5)	–(5)	–(5)	–(5)
Total Distributions and Other	(.12)	(.93)	(.73)	(.73)	(.70)	(.65)
Net Asset Value, End of Period	$8.49	$8.28	$6.94	$9.53	$9.69	$9.48
Total Return**	4.05%	35.34%	(20.74)%	6.04%	10.00%	2.76%
Net Assets, End of Period (in thousands)	$965,653	$881,347	$381,290	$591,876	$511,619	$523,183
Average Net Assets for the Period (in thousands)	$918,296	$574,291	$510,868	$579,507	$490,849	$548,993
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.84%	0.89%	0.90%	0.87%	0.91%	0.88%
Ratio of Net Expenses to Average Net Assets***(2)	0.84%	0.89%	0.89%	0.86%	0.90%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	8.77%	12.44%	8.26%	7.54%	7.37%	6.65%
Portfolio Turnover Rate***	96%	97%	109%	114%	119%	102%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 141% in 2007, 147% in 2006 and 180% in 2005.
(5)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

54 | DECEMBER 31, 2009

Class J Shares

For a share outstanding during the two-month period ended		Janus Short-Term Bond Fund
December 31, 2009 (unaudited) and each fiscal year ended October 31	2009(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$3.06	$2.87	$2.88	$2.88	$2.87	$2.94
Income from Investment Operations:
Net investment income/(loss)	.01	.10	.10	.13	.11	.08
Net gain/(loss) on investments (both realized and unrealized)	.02	.19	(.01)	–	.01	(.06)
Total from Investment Operations	.03	.29	.09	.13	.12	.02
Less Distributions:
Dividends (from net investment income)*	(.02)	(.10)	(.10)	(.13)	(.11)	(.08)
Distributions (from capital gains)*	–	–	–	–	–	(.01)
Total Distributions	(.02)	(.10)	(.10)	(.13)	(.11)	(.09)
Net Asset Value, End of Period	$3.07	$3.06	$2.87	$2.88	$2.88	$2.87
Total Return**	0.86%	10.35%	3.24%	4.74%	4.08%	0.65%
Net Assets, End of Period (in thousands)	$1,487,158	$1,212,465	$231,823	$172,642	$175,258	$201,493
Average Net Assets for the Period (in thousands)	$1,359,098	$588,441	$193,360	$172,326	$182,285	$233,536
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.78%	0.72%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Expenses to Average Net Assets***(2)	0.78%	0.72%	0.64%	0.64%	0.64%	0.64%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.80%	3.46%	3.51%	4.63%	3.65%	2.75%
Portfolio Turnover Rate***	29%	57%	127%	130%	120%	97%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

Janus Bond & Money Market Funds | 55

Financial Highlights - Bond Funds (continued)

Class R Shares

For a share outstanding during the two-month period ended	Janus Flexible Bond Fund		Janus High-Yield Fund
December 31, 2009 (unaudited) and the period ended October 31, 2009	2009(1)	2009(2)	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.42	$9.97	$8.28	$7.61
Income from Investment Operations:
Net investment income/(loss)	.07	.13	.12	.26
Net gain/(loss) on investments (both realized and unrealized)	.03	.45	.21	.67
Total from Investment Operations	.10	.58	.33	.93
Less Distributions:
Dividends (from net investment income)*	(.07)	(.13)	(.12)	(.26)
Distributions (from capital gains)*	(.06)	–	–	–
Total Distributions	(.13)	(.13)	(.12)	(.26)
Net Asset Value, End of Period	$10.39	$10.42	$8.49	$8.28
Total Return**	0.94%	5.81%	3.95%	12.33%
Net Assets, End of Period (in thousands)	$3,588	$3,120	$1,069	$959
Average Net Assets for the Period (in thousands)	$3,268	$2,700	$991	$885
Ratio of Gross Expenses to Average Net Assets***(3)	1.21%	1.25%	1.38%	1.41%
Ratio of Net Expenses to Average Net Assets***(3)	1.21%	1.24%	1.38%	1.41%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.73%	3.83%	8.23%	9.83%
Portfolio Turnover Rate***	96%	215%	96%	97%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

56 | DECEMBER 31, 2009

Class S Shares

For a share outstanding during the two-month period ended	Janus Flexible Bond Fund		Janus High-Yield Fund
December 31, 2009 (unaudited) and the period ended October 31, 2009	2009(1)	2009(2)	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.42	$9.97	$8.29	$7.61
Income from Investment Operations:
Net investment income/(loss)	.07	.14	.12	.27
Net gain/(loss) on investments (both realized and unrealized)	.03	.45	.22	.67
Total from Investment Operations	.10	.59	.34	.94
Less Distributions and Other:
Dividends (from net investment income)*	(.07)	(.14)	(.12)	(.27)
Distributions (from capital gains)*	(.06)	–	–	–
Redemption fees	N/A	N/A	–	.01
Total Distributions and Other	(.13)	(.14)	(.12)	(.26)
Net Asset Value, End of Period	$10.39	$10.42	$8.51	$8.29
Total Return**	0.98%	5.89%	4.12%	12.55%
Net Assets, End of Period (in thousands)	$65,069	$70,553	$6,758	$5,841
Average Net Assets for the Period (in thousands)	$73,179	$67,591	$6,119	$5,037
Ratio of Gross Expenses to Average Net Assets***(3)	0.96%	0.99%	1.13%	1.18%
Ratio of Net Expenses to Average Net Assets***(3)	0.96%	0.99%	1.13%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.98%	4.10%	8.48%	9.82%
Portfolio Turnover Rate***	96%	215%	96%	97%

Class S Shares

For a share outstanding during the two-month period ended	Janus Short-Term Bond Fund
December 31, 2009 (unaudited) and the period ended October 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$3.06	$3.01
Income from Investment Operations:
Net investment income/(loss)	.01	.03
Net gain/(loss) on investments (both realized and unrealized)	–	.05
Total from Investment Operations	.01	.08
Less Distributions:
Dividends (from net investment income)*	(.01)	(.03)
Distributions (from capital gains)*	–	–
Total Distributions	(.01)	(.03)
Net Asset Value, End of Period	$3.06	$3.06
Total Return**	0.46%	2.62%
Net Assets, End of Period (in thousands)	$4,498	$4,549
Average Net Assets for the Period (in thousands)	$4,275	$2,543
Ratio of Gross Expenses to Average Net Assets***(3)	1.06%	1.07%
Ratio of Net Expenses to Average Net Assets***(3)	1.06%	1.06%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.53%	2.59%
Portfolio Turnover Rate***	29%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Bond & Money Market Funds | 57

Statements of Assets and Liabilities – Money Market Funds

		Janus Government
As of December 31, 2009 (unaudited)	Janus Money	Money
(all numbers in thousands except net asset value per share)	Market Fund	Market Fund

Assets:
Investments at amortized cost	$1,206,890	$169,055
Repurchase Agreements	$–	$30,700
Cash	278,160	24,683
Receivables:
Fund shares sold	2,630	285
Interest	285	39
Non-interested Trustees’ deferred compensation	36	6
Other assets	1	69
Total Assets	1,488,002	224,837
Liabilities:
Payables:
Fund shares repurchased	2,612	540
Dividends and distributions	68	4
Advisory fees	127	19
Administrative fees	179	10
Non-interested Trustees’ fees and expenses	–	–
Non-interested Trustees’ deferred compensation fees	36	6
Accrued expenses and other payables	9	4
Total Liabilities	3,031	583
Net Assets	$1,484,971	$224,254
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,485,006	$224,210
Undistributed net investment income/(loss)*	(32)	29
Undistributed net realized gain/(loss) from investment transactions*	–	16
Unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	(3)	(1)
Total Net Assets	$1,484,971	$224,254
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,484,999	224,210
Net Asset Value Per Share	$1.00	$1.00

*	See Note 5 in Notes to Financial Statements

See Notes to Financial Statements.

58 | DECEMBER 31, 2009

Statements of Operations – Money Market Funds

		Janus Government
For the two-month period ended December 31, 2009 (unaudited)	Janus Money	Money
(all numbers in thousands)	Market Fund(1)	Market Fund(1)

Investment Income:
Interest	$654	$122
Total Investment Income	654	122
Expenses:
Advisory fees	502	76
Non-interested Trustees’ fees and expenses	15	2
Administrative fees	1,255	189
Other Expenses	5	2
Total Expenses	1,777	269
Less: Excess Expense Reimbursement	(1,129)	(179)
Net Expenses after Expense Reimbursement	648	90
Net Investment Income/(Loss)	6	32
Net Realized and Unrealized Gain/(Loss) on Investments:
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	3	–
Net Gain/(Loss) on Investments	3	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	$9	$32

(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

Janus Bond & Money Market Funds | 59

Statements of Changes in Net Assets – Money Market Funds

			Janus Government
For the two-month period ended December 31, 2009 (unaudited)	Janus Money		Money
and the fiscal year ended October 31, 2009	Market Fund		Market Fund
(all numbers in thousands)	2009(1)	2009(2)	2009(1)	2009(2)

Operations:
Net investment income/(loss)	$6	$3,520	$32	$272
Net realized gain/(loss) from investment transactions	–	1	–	16
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	3	(24)	–	(4)
Net Increase/(Decrease) in Net Assets Resulting from Operations	9	3,497	32	284
Dividends and Distributions to Shareholders:
Net investment income*
Class J Shares	(16)	(3,458)	(2)	(250)
Net realized gain/(loss) from investment transactions*
Class J Shares	–	–	–	–
Net Decrease from Dividends and Distributions	(16)	(3,458)	(2)	(250)
Capital Share Transactions:
Shares sold
Class J Shares	84,824	697,726	9,969	102,392
Reinvested dividends and distributions
Class J Shares	12	3,101	2	242
Shares repurchased
Class J Shares	(117,573)	(1,166,589)	(14,278)	(186,385)
Net Increase/(Decrease) from Capital Share Transactions	(32,737)	(465,762)	(4,307)	(83,751)
Net Increase/(Decrease) in Net Assets	(32,744)	(465,723)	(4,277)	(83,717)
Net Assets:
Beginning of period	1,517,715	1,983,438	228,531	312,248
End of period	$1,484,971	$1,517,715	$224,254	$228,531

Undistributed net investment income/(loss)*	$(32)	$(22)	$29	$(1)

*	See Note 5 in the Notes to Financial Statements.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from November 1, 2008 through October 31, 2009.

See Notes to Financial Statements.

60 | DECEMBER 31, 2009

Financial Highlights - Money Market Funds

Class J Shares

For a share outstanding during the two-month period ended
December 31, 2009 (unaudited)		Janus Money Market Fund
and each fiscal year ended October 31	2009(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	–	–	.03	.05	.04	.02
Net gain/(loss) on investments	–	–	–	–	–	–
Total from Investment Operations	–	–	.03	.05	.04	.02
Less Distributions:
Dividends (from net investment income)*	–	–	(.03)	(.05)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	(.03)	(.05)	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.18%	2.76%	4.93%	4.39%	2.41%
Net Assets, End of Period (in thousands)	$1,484,971	$1,517,715	$1,983,438	$1,721,914	$1,412,927	$1,360,997
Average Net Assets for the Period (in thousands)	$1,501,474	$1,785,483	$1,931,685	$1,577,950	$1,362,170	$1,449,569
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.26%(4)	0.54%(4)	0.61%(4)	0.60%(4)	0.60%(4)	0.60%(4)
Ratio of Net Expenses to Average Net Assets***(2)	0.26%	0.54%	0.61%	0.60%	0.60%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	0.20%	2.68%	4.82%	4.31%	2.36%

Class J Shares

For a share outstanding during the two-month period ended
December 31, 2009 (unaudited)		Janus Government Money Market Fund
and each fiscal year ended October 31	2009(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	–	–	.02	.05	.04	.02
Net gain/(loss) on investments	–	–	–	–	–	–
Total from Investment Operations	–	–	.02	.05	.04	.02
Less Distributions:
Dividends (from net investment income)*	–	–	(.02)	(.05)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	(.02)	(.05)	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.08%	2.46%	4.79%	4.31%	2.34%
Net Assets, End of Period (in thousands)	$224,254	$228,531	$312,248	$188,133	$176,188	$186,361
Average Net Assets for the Period (in thousands)	$226,842	$273,901	$225,293	$177,655	$176,580	$198,231
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.24%(5)	0.55%(5)	0.62%(5)	0.61%(5)	0.61%(5)	0.61%(5)
Ratio of Net Expenses to Average Net Assets***(2)	0.24%	0.55%	0.62%	0.61%	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.08%	0.10%	2.33%	4.69%	4.22%	2.29%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one year.
(1)	Period from November 1, 2009 to December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	The ratio was 0.71% during the two-month period ended December 31, 2009, 0.73% in 2009, 0.71% in 2008, 0.70% in 2007, 0.70% in 2006 and 0.70% in 2005 before waiver of certain fees incurred by the Fund.
(5)	The ratio was 0.71% during the two-month period ended December 31, 2009, 0.73% in 2009, 0.72% in 2008, 0.71% in 2007, 0.71% in 2006 and 0.71% in 2005 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Bond & Money Market Funds | 61

Notes to Schedules of Investments (unaudited)

Barclays Capital 1-3 Year U.S. Government/Credit Index	Is composed of all bonds of investment grade with a maturity between one and three years.

Barclays Capital U.S. Aggregate Bond Index	Is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Barclays Capital U.S. Corporate High-Yield Bond Index	Is composed of fixed-rate, publicly issued, non-investment grade debt.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Short Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

PIK	Pay-in-kind (PIK) bonds give the issuer an option to make the interest payment in cash or additional securities.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

T-DECS	Tangible Dividend Enhanced Common Stock

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ß	Security is illiquid.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

§ Schedule of Restricted and Illiquid Securities (as of December 31, 2009)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus High-Yield Fund
Dole Food Automatic Exchange, 7.0000% (144A)	10/22/09	4,515,188	4,182,183	0.4%
Intelsat Subsidiary Holding Co., Ltd., 8.8750%, 1/15/15 (144A)	1/29/09 – 8/13/09	1,443,135	1,645,940	0.1%

		$5,958,323	$5,828,123	0.5%

The Fund has registration rights for certain restricted securities held as of December 31, 2009. The issuer incurs all registration costs.

62 | DECEMBER 31, 2009

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of December 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Flexible Bond Fund
Corporate Bonds	$–	$1,617,658,146	$–

Preferred Stock	–	2,796,312	–

U.S. Treasury Notes/Bonds	–	439,962,199	–

Money Market	–	56,885,575	–

Total Investments in Securities	$–	$2,117,302,232	$–

Investments in Securities:
Janus High-Yield Fund
Bank Loans	$–	$13,564,412	$–

Common Stock	–	8,993,973	–

Corporate Bonds	–	1,098,603,636	–

Preferred Stock	–	5,770,215	–

Money Market	–	22,001,000	–

Total Investments in Securities	$–	$1,148,933,236	$–

Investments in Securities:
Janus Short-Term Bond Fund
Bank Loans	$–	$7,726,016	$–

Corporate Bonds	–	1,075,215,051	–

Mortgage-Backed Securities	–	72,560,143	–

U.S. Treasury Notes/Bonds	–	452,931,598	–

Short-Term Taxable Variable Rate Demand Note	–	1,142,425	–

Money Market	–	52,666,519	–

Total Investments in Securities	$–	$1,662,241,752	$–

Investments in Securities:
Janus Government Money Market Fund
Repurchase Agreements	$–	$30,700,000	$–

Taxable Variable Rate Demand Notes	–	45,695,000	–

U.S. Government Agency Notes	–	111,632,376	–

U.S. Government Agency Variable Notes	–	11,727,526	–

Total Investments in Securities	$–	$199,754,902	$–

Investments in Securities:
Janus Money Market Fund
Certificates of Deposit	$–	$389,000,488	$–

Commercial Paper	–	294,734,230	–

Floating Rate Note	–	30,000,000	–

Taxable Variable Rate Demand Notes	–	242,180,000	–

U.S. Government Agency Notes	–	250,975,126	–

Total Investments in Securities	$–	$1,206,889,844	$–

Other Financial Instruments:(1)
Janus Short-Term Bond Fund	$–	$397,724	$–

(1)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Janus Bond & Money Market Funds | 63

Notes to Schedules of Investments (unaudited) (continued)

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of December 31, 2009 is noted below.

Fund	Aggregate Value

Janus Flexible Bond Fund	$17,877,654
Janus High-Yield Fund	27,885,000
Janus Short-Term Bond Fund	52,559,167

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2009.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

64 | DECEMBER 31, 2009

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively, the “Bond Funds”) and Janus Money Market Fund and Janus Government Money Market Fund (collectively, the “Money Market Funds”) are series funds. The Bond Funds and the Money Market Funds (collectively, the “Funds” and individually, a “Fund”) are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Bond Funds invest primarily in income-producing securities. The Money Market Funds invest primarily in short-term money market securities. Each Bond Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Bond Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class J Shares are available to shareholders investing in the Funds either directly or through financial intermediaries.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the Money Market Funds are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value

Janus Bond & Money Market Funds | 65

Notes to Financial Statements (unaudited) (continued)

pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Bond Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends are declared daily and distributed monthly for the Funds. Realized capital gains, if any, are declared and distributed in December. The majority of dividends and net realized capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Bond Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

66 | DECEMBER 31, 2009

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the two-month period ended December 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2009 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Bond Funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Bond Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Bond Funds may use derivative instruments for hedging (to offset risks associated with an investment,

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Notes to Financial Statements (unaudited) (continued)

currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Bond Funds invest in a derivative for speculative purposes, the Bond Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. A Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. A Fund’s ability to use derivatives instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Bond Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. Derivatives traded OTC, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Bond Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Bond Fund may require the counterparty to post collateral if the Bond Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Bond Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Bond Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Bond Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Bond Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Bond Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to

68 | DECEMBER 31, 2009

hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Bond Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Bond Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Bond Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Bond Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Bond Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Bond Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Bond Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Bond Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Bond Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Bond Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Bond Funds and the counterparty and by having the counterparty post collateral to cover the Bond Funds’ exposure to the counterparty.

Holdings of the Bond Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as

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Notes to Financial Statements (unaudited) (continued)

a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Bond Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Bond Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Bond Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Bond Funds may recognize due to written call options.

Other Options
In addition to the option strategies described above, a Bond Fund may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Bond Funds may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of each Fund’s net assets, when combined with all other illiquid investments of each Fund. A Bond Fund may use exotic options to the extent that they are consistent with the Fund’s investment objective and investment policies, and applicable regulations.

The Bond Funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include but are not limited to outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Bond Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Bond Funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Bond Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Bond Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Bond Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Bond Funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Bond Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Bond Funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers (undiscounted), is the notional value of the contract. The risk is mitigated by having a netting arrangement between the Bond Funds and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to

70 | DECEMBER 31, 2009

allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Bond Funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Bond Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of December 31, 2009

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Janus Short-Term Bond Fund

Futures Contracts(a)	Variation Margin	$124,297		$–

Total		$124,297		$–

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the Schedule of Investments. Only the current day’s variation margin is reported on the Statement of Assets and Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the two-months ended December 31, 2009

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Short-Term Bond Fund

Interest Rate Contracts	$397,724	$–	$–	$–	$397,724

Total	$397,724	$–	$–	$–	$397,724

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Fund’s volume throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The Bond Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility

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Notes to Financial Statements (unaudited) (continued)

in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
The Bond Funds may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Bond Funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Bond Funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Bond Funds utilize an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the two-month period ended December 31, 2009 are indicated in the table below:

	Average Monthly
Fund	Value	Rates

Bond
Janus High-Yield Fund	$13,267,430	0% - 6.5000%
Janus Short-Term Bond Fund	7,982,317	0.2844% - 8.0000%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Bond Funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

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Exchange-Traded Notes
The Bond Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
The Bond Funds may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically and are tied to a benchmark lending rate such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Bond Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and the Funds’ return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be

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Notes to Financial Statements (unaudited) (continued)

subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest changes and causing its price to decline.

Mortgage Dollar Rolls
The Bond Funds may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Funds sell a mortgage-related security (such as a Government National Mortgage Association (“Ginnie Mae”) security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The Funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Funds, maintained in a segregated account. To the extent that the Funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Funds are required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Funds no longer had

74 | DECEMBER 31, 2009

any securities on loan. Management continues to review the program and may resume securities lending.

Securities Traded on a To-Be-Announced Basis
The Bond Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The Bond Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Bond Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Bond Funds may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Funds’ contractual investment advisory fee rate (expressed as an annual rate).

Janus Bond & Money Market Funds | 75

Notes to Financial Statements (unaudited) (continued)

			Contractual
			Investment
	Average		Advisory
	Daily Net Assets		Fee (%)
Fund	of the Fund		(annual rate)

Bond
Janus Flexible Bond Fund	First $	300 Million	0.50
	Over $	300 Million	0.40
Janus High-Yield Fund	First $	300 Million	0.65
	Over $	300 Million	0.55
Janus Short-Term Bond Fund	First $	300 Million	0.64
	Over $	300 Million	0.54
Money Market
Janus Money Market Fund		All Asset Levels	0.20
Janus Government Money Market Fund		All Asset Levels	0.20

Janus Capital has agreed to waive one-half of each Money Market Fund’s advisory fees. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. In addition, the Money Market Funds pay Janus Capital an administration fee. This fee is 0.50% of average daily net assets. The Money Market Funds pay those expenses not assumed by Janus Capital. The expenses not assumed by Janus Capital include interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary expenses.

The Bond Funds pay Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Funds’ transfer agent, an asset-weighted averaged annual fee based on the proportion of each Bond Fund’s total net assets sold directly and the proportion of each Bond Fund’s net assets sold through intermediaries. The applicable fee rates are 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries for Class J Shares.

In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds. Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds as applicable for providing or arranging for the provision of, administrative services including but not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors in Class R Shares and Class S Shares of the Funds, as applicable. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, and other financial intermediaries for providing these services.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Bond Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least February 16, 2011 to reimburse the Bond Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class J Shares, Class R Shares, and Class S Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Bond
Janus Flexible Bond Fund	0.55
Janus High-Yield Fund	0.78
Janus Short-Term Bond Fund	0.55

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts

76 | DECEMBER 31, 2009

credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of December 31, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” for the Bond Funds, and “Unrealized net appreciation/(depreciation) of investments for non-interested Trustees’ deferred compensation” for the Money Market Funds on the Statements of Assets and Liabilities. Deferred compensation expenses for the two-month period ended December 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the two-month period ended December 31, 2009.

For the two-month period ended December 31, 2009, Janus Capital assumed $870 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 10. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $52,482 was paid by the Trust during the two-month period ended December 31, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price for the Bond Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the two-month period ended December 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Bond
Janus Flexible Bond Fund	$13,941
Janus High-Yield Fund	6,887
Janus Short-Term Bond Fund	2,971

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the two-month period ended December 31, 2009, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Bond
Janus Flexible Bond Fund	$3,549
Janus High-Yield Bond Fund	3,847
Janus Short-Term Bond Fund	1,965

A 2.00% redemption fee may be imposed on Class I Shares, Class J Shares, Class S Shares, and Class T Shares of Janus High-Yield Fund held for 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund’s asset levels and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital.

Total redemption fees received by the Fund for the two-month period ended December 31, 2009 is indicated in the table below:

Fund	Redemption Fee

Bond
Janus High-Yield Fund	$31,397

The Bond Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the

Janus Bond & Money Market Funds | 77

Notes to Financial Statements (unaudited) (continued)

Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Bond Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the two-month period ended December 31, 2009, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/09

Janus Cash Liquidity Fund LLC
Bond
Janus Flexible Bond Fund	$234,560,684	$(213,974,000)	$16,015	$56,885,575
Janus High-Yield Fund	114,439,815	(141,906,629)	10,406	22,001,000
Janus Short-Term Bond Fund	205,587,080	(221,259,000)	17,238	52,666,519

	$554,587,579	$(577,139,629)	$43,659	$131,553,094

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the two-month period ended December 31, 2009, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	11/1/09	Purchases	Purchases	Redemptions	Redemption	12/31/09

Bond
Janus High-Yield Fund - Class R Shares	$625,000(1)	$–	–	$–	–	$625,000
Janus High-Yield Fund - Class S Shares	129,337(1)	–	–	–	–	$129,337
Janus Short-Term Bond Fund - Class A Shares	1,000	–	–	–	–	1,000
Janus Short-Term Bond Fund - Class C Shares	1,000	–	–	–	–	1,000
Janus Short-Term Bond Fund - Class I Shares	1,000	–	–	–	–	1,000
Janus Short-Term Bond Fund - Class S Shares	1,000	–		–	–	1,000

(1)	Seed capital acquired pursuant to merger. See Note 9.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

78 | DECEMBER 31, 2009

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Bond
Janus Flexible Bond Fund	$2,029,438,508	$91,406,235	$(3,542,511)	$87,863,724
Janus High-Yield Fund	1,057,725,309	94,199,707	(2,991,780)	91,207,927
Janus Short-Term Bond Fund	1,630,748,375	32,831,667	(1,338,290)	31,493,377
Money Market
Janus Money Market Fund	1,206,889,844	–	–	–
Janus Government Money Market Fund	199,754,902	–	–	–

Net capital loss carryovers as of October 31, 2009 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2009

Accumulated
Fund	June 30, 2010	June 30, 2015	June 30, 2016	June 30, 2017	Capital Losses

Bond
Janus Flexible Bond Fund	$–	$–	$–	$–	$–
Janus High-Yield Fund	(25,200,139)	(27,476)	(57,460,437)	(43,984,661)	(126,672,713)
Janus Short-Term Bond Fund	–	–	–	–	–
Money Market
Janus Money Market Fund	–	–	–	–	–
Janus Government Money Market Fund	–	–	–	–	–

During the two-month period ended October 31, 2009, the following capital loss carryovers were utilized by the Funds as indicated in the table.

Capital Loss
Fund	Carryover Utilized

Bond
Janus Flexible Bond Fund	$21,334,647
Janus Short-Term Bond Fund	4,686,764

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Bond Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the two-month period ended December 31, 2009 (unaudited)
and the fiscal years or period ended October 31

	Janus Flexible	Janus High-Yield	Janus Short-Term
	Bond Fund	Fund	Bond Fund

Class A Shares
2009(1)	0.73%	0.90%	0.85%
2009(2)	0.80%	0.96%	0.88%

Class C Shares
2009(1)	1.49%	1.65%	1.60%
2009(2)	1.58%	1.71%	1.63%

Class I Shares
2009(1)	0.46%	0.63%	0.60%
2009(2)	0.48%	0.66%	0.79%

Janus Bond & Money Market Funds | 79

Notes to Financial Statements (unaudited) (continued)

	Janus Flexible	Janus High-Yield	Janus Short-Term
	Bond Fund	Fund	Bond Fund

Class J Shares
2009(1)	0.64%(3)	0.84%(3)	0.83%(3)
2009(2)	0.73%(3)	0.89%(3)	0.87%(3)
2008	0.78%(3)	0.90%(3)	0.98%(3)
2007	0.80%(3)	0.87%(3)	1.01%(3)
2006	0.83%(3)	0.93%(3)	1.06%(3)
2005	0.78%(3)	0.88%(3)	0.97%(3)

Class R Shares
2009(1)	1.21%	1.38%	N/A
2009(2)	1.25%	1.41%	N/A

Class S Shares
2009(1)	0.96%	1.13%	1.11%
2009(2)	0.99%	1.18%	1.13%

(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

7.	Capital Share Transactions

For the two-month period ended December 31, 2009 (unaudited)
and the fiscal year ended October 31, 2009	Janus Flexible		Janus High-Yield		Janus Short-Term
(all numbers in thousands)	Bond Fund		Fund		Bond Fund
Bond	2009(1)	2009(2)	2009(1)	2009(2)	2009(1)	2009(2)

Transactions in Fund Shares – Class A Shares:
Shares sold	2,955	9,736	1,197	4,029	8,120	14,712
Shares issued in connection with acquisition (see Note 9)	N/A	18,622	N/A	7,575	N/A	N/A
Reinvested dividends and distributions	251	213	126	249	56	25
Shares repurchased	(1,550)	(6,380)	(697)	(1,599)	(906)	(489)
Net Increase/(Decrease) in Fund Shares	1,656	22,191	626	10,254	7,270	14,248
Shares Outstanding, Beginning of Period	22,191	–	10,254	–	14,248	–
Shares Outstanding, End of Period	23,847	22,191	10,880	10,254	21,518	14,248
Transactions in Fund Shares – Class C Shares:
Shares sold	2,433	5,693	645	2,957	3,413	7,829
Shares issued in connection with acquisition (see Note 9)	N/A	11,050	N/A	4,978	N/A	N/A
Reinvested dividends and distributions	103	80	75	138	24	14
Shares repurchased	(795)	(1,343)	(270)	(623)	(358)	(134)
Net Increase/(Decrease) in Fund Shares	1,741	15,480	450	7,450	3,079	7,709
Shares Outstanding, Beginning of Period	15,480	–	7,450	–	7,709	–
Shares Outstanding, End of Period	17,221	15,480	7,900	7,450	10,788	7,709
Transactions in Fund Shares – Class I Shares:
Shares sold	6,785	29,763	719	1,894	6,999	23,311
Shares issued in connection with acquisition (see Note 9)	N/A	14,545	N/A	1,551	N/A	N/A
Reinvested dividends and distributions	528	275	27	55	8	5
Shares repurchased	(1,171)	(1,083)	(268)	(838)	(1,233)	(503)
Net Increase/(Decrease) in Fund Shares	6,142	43,500	478	2,662	5,774	22,813
Shares Outstanding, Beginning of Period	43,500	–	2,662	–	22,813	–
Shares Outstanding, End of Period	49,642	43,500	3,140	2,662	28,587	22,813
Transactions in Fund Shares – Class J Shares:
Shares sold	7,355	46,972	9,927	62,740	111,140	419,692
Reinvested dividends and distributions	1,318	3,739	1,470	8,890	2,210	6,288
Shares repurchased	(4,579)	(27,903)	(4,111)	(20,129)	(23,786)	(111,230)
Net Increase/(Decrease) in Fund Shares	4,094	22,808	7,286	51,501	89,564	314,750
Shares Outstanding, Beginning of Period	104,319	81,511	106,423	54,922	395,626	80,876
Shares Outstanding, End of Period	108,413	104,319	113,709	106,423	485,190	395,626

80 | DECEMBER 31, 2009

For the two-month period ended December 31, 2009 (unaudited)
and the fiscal year ended October 31, 2009	Janus Flexible		Janus High-Yield		Janus Short-Term
(all numbers in thousands)	Bond Fund		Fund		Bond Fund
Bond	2009(1)	2009(2)	2009(1)	2009(2)	2009(1)	2009(2)

Transactions in Fund Shares – Class R Shares:
Shares sold	56	197	9	5	N/A	N/A
Shares issued in connection with acquisition (see Note 9)	N/A	136	N/A	107	N/A	N/A
Reinvested dividends and distributions	3	3	1	4	N/A	N/A
Shares repurchased	(13)	(36)	–	–	N/A	N/A
Net Increase/(Decrease) in Fund Shares	46	300	10	116	N/A	N/A
Shares Outstanding, Beginning of Period	300	–	116	–	N/A	N/A
Shares Outstanding, End of Period	346	300	126	116	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	677	2,340	155	364	476	2,246
Shares issued in connection with acquisition (see Note 9)	N/A	6,074	N/A	470	N/A	N/A
Reinvested dividends and distributions	86	83	8	14	2	3
Shares repurchased	(1,271)	(1,726)	(73)	(144)	(496)	(760)
Net Increase/(Decrease) in Fund Shares	(508)	6,771	90	704	(18)	1,489
Shares Outstanding, Beginning of Period	6,771	–	704	–	1,489	–
Shares Outstanding, End of Period	6,263	6,771	794	704	1,471	1,489

(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class J Shares.

Janus Bond & Money Market Funds | 81

Notes to Financial Statements (unaudited) (continued)

For the two-month period ended December 31, 2009 (unaudited)
and the fiscal year ended October 31, 2009
(all numbers in thousands)	Janus Money Market Fund		Janus Government Money Market Fund
Money Market	2009(1)	2009(2)	2009(1)	2009(2)

Transactions in Fund Shares – Class J Shares:
Shares sold	84,824	697,726	9,969	102,392
Reinvested dividends and distributions	12	3,100	2	242
Shares repurchased	(117,573)	(1,166,590)	(14,278)	(186,385)
Net Increase/(Decrease) in Fund Shares	(32,737)	(465,764)	(4,307)	(83,751)
Shares Outstanding, Beginning of Period	1,517,736	1,983,500	228,517	312,268
Shares Outstanding, End of Period	1,484,999	1,517,736	224,210	228,517
(1) Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2) Period from November 1, 2008 through October 31, 2009.

8.	Purchases and Sales of Investment Securities

For the two-month period ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Bond
Janus Flexible Bond Fund	$370,997,293	$196,282,525	$67,697,194	$127,090,566
Janus High-Yield Fund	256,130,924	169,263,887	–	–
Janus Short-Term Bond Fund	385,412,516	50,393,081	7,049,405	19,009,209

9.	Fund Acquisition

On July 6, 2009, Janus Flexible Bond Fund and Janus High-Yield Fund acquired all of the net assets of Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund, respectively, pursuant to separate plans of reorganization approved by the Trustees of Janus Investment Fund. The reorganization involved certain funds that were a series of the Janus Adviser Series trust (“JAD Trust”) being merged into corresponding funds of the Trust. The reorganization was accomplished by a tax-fee exchange of the series of the JAD Trust for the series of the Trust. The table below reflects the merger activity.

						Target Fund’s
						Unrealized
	Target Fund’s	Target Fund’s	Acquiring Fund’s	Acquiring Fund’s	Combined	Appreciation/
	Shares Outstanding	Net Assets	Shares Issued	Net Assets	Net Assets	(Depreciation)
Fund	Prior to Merger	Prior to Merger	in Merger	Prior to Merger	after Merger	Prior to Merger

Bond	-	-	-	-	-	-
Janus Flexible Bond Fund	40,252,957	$502,967,658	50,427,335	$948,343,596	$1,451,311,254	$(13,275,300)
Janus High-Yield Fund	14,642,660	111,693,397	14,681,438	653,584,506	765,277,903	(3,617,428)

10.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five

82 | DECEMBER 31, 2009

consolidated amended complaints were filed with the Court, one of which still remains, and which was brought by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818).

In the Wiggins case, a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether Janus’ petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on Janus’ petition for a writ of certiorari. In addition to the Wiggins case, on January 20, 2010, the Court entered orders dismissing the remaining claims asserted against Janus Capital and its affiliates by fund investors in Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518 (a derivative claim involving alleged frequent trading practices).

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

11.	Subsequent Events

Effective February 16, 2010, Class J Shares will be renamed Class T Shares and will be available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus will be moved to a newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares will commence operations on or about February 16, 2010. The transfer agency (TA) fee structure for Class D Shares and Class T Shares will be different than that of Class J Shares. Class D Shares will pay a fixed annual TA fee rate of 0.12% of net assets. Class T Shares will pay a fixed annual TA fee rate of 0.25% of net assets. Currently, Class J Shares pay a blended annual fee rate of 0.12% of average net assets for the proportion of assets sold directly and 0.25% of average net assets sold through financial intermediaries. A Fund’s total expense ratio could be impacted by the change in TA fee structure.

Effective February 16, 2010, the Money Market Funds have agreed to compensate Janus Capital for certain administrative services at the annual rate of 0.46% of the value of the average daily net assets of the Class D Shares and 0.48% of the value of the average daily net assets of Class T Shares. Prior to February 16, 2010, the fee was 0.50% of the value of the average daily net assets of Class J Shares.

Effective February 16, 2010, the maximum initial sales charge applied to purchases of Class A Shares of Janus Short-Term Bond Fund changed from 4.75% to 2.50%.

In May 2009, in accordance with the FASB guidance, the Funds adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Funds’ financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Bond & Money Market Funds | 83

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

In this disclosure, each fund and portfolio of Janus Investment Fund are referred to as “Fund” and, collectively, as “Funds.”

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the seven Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement,

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent

84 | DECEMBER 31, 2009

with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the

Janus Bond & Money Market Funds | 85

Additional Information (unaudited) (continued)

Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

86 | DECEMBER 31, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

Janus Bond & Money Market Funds | 87

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total

88 | DECEMBER 31, 2009

return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Bond & Money Market Funds | 89

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0110-041	2-28-10 125-24-71111 02-10

2009 SEMIANNUAL REPORT

Janus Risk-Managed Funds

Risk-Managed
INTECH Risk-Managed Core Fund
INTECH Risk-Managed Growth Fund
INTECH Risk-Managed International Fund
INTECH Risk-Managed Value Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Risk-Managed Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Lipper Rankings (unaudited)

Our funds have delivered strong long-term relative investment performance across all three asset managers, Janus, INTECH and Perkins Investment Management.

		Lipper Rankings – Based on total returns as of 12/31/09

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds

Janus Investment Fund (Inception date)

Growth & Core

Janus Balanced Fund(1);(9/92)	Mixed-Asset Target Allocation-Moderate Funds	43	219/509	1	1/412	1	1/311	19	28/148	4	1/27	1	1/338

Janus Contrarian Fund;(2/00)	Multi-Cap Core Funds	22	170/795	46	308/683	6	29/519	–	–	17	37/227	17	37/227

Janus Enterprise Fund(1);(9/92)	Mid-Cap Growth Funds	41	191/474	25	103/425	14	47/353	93	166/178	39	14/35	26	115/448

Janus Fund;(2/70)	Large-Cap Growth Funds	36	290/814	35	246/702	27	154/582	67	207/310	16	3/18	40	301/754

Janus Growth and Income Fund(1);(5/91)	Large-Cap Core Funds	7	60/906	40	304/773	37	240/653	68	252/374	8	6/78	48	388/820

Janus Orion Fund;(6/00)	Multi-Cap Growth Funds	8	36/459	16	57/378	3	9/310	–	–	19	35/192	57	238/418

Janus Research Fund(1);(5/93)	Large-Cap Growth Funds	16	124/814	17	117/702	14	78/582	76	235/310	4	3/79	12	77/652

Janus Research Core Fund(1);(6/96)	Large-Cap Core Funds	9	74/906	40	302/773	15	98/653	35	129/374	3	6/201	57	466/820

Janus Triton Fund(1);(2/05)	Small-Cap Growth Funds	10	53/540	2	9/472	–	–	–	–	1	4/399	1	4/450

Janus Twenty Fund*;(4/85)	Large-Cap Growth Funds	14	111/814	1	2/702	1	3/582	41	127/310	6	2/34	38	286/766

Janus Venture Fund*;(4/85)	Small-Cap Growth Funds	7	36/540	47	220/472	30	116/397	84	181/217	10	1/10	20	25/125

Risk-Managed

INTECH Risk-Managed Core Fund;(2/03)	Multi-Cap Core Funds	83	656/795	68	464/683	60	312/519	–	–	48	182/386	48	182/386

Value

Perkins Mid Cap Value Fund(1);(8/98)	Mid-Cap Value Funds	76	191/251	6	11/210	5	8/161	4	2/61	3	1/48	3	1/48

Perkins Small Cap Value Fund;(10/87)	Small-Cap Core Funds	27	198/756	1	6/631	4	18/522	12	32/269	4	5/128	4	5/128

Global & International

Janus Global Life Sciences Fund;(12/98)	Global Healthcare/Biotechnology Funds	18	8/45	8	3/41	33	12/36	79	15/18	17	2/11	10	4/42

Janus Global Opportunities Fund(1);(6/01)	Global Funds	49	266/544	33	122/378	65	185/287	–	–	17	31/185	65	201/313

Janus Global Research Fund(1);(2/05)	Global Funds	12	65/544	10	36/378	–	–	–	–	4	11/292	4	11/292

Janus Global Technology Fund;(12/98)	Global Science & Technology Funds	65	50/77	33	21/64	26	15/58	90	18/19	36	6/16	43	27/63

Janus Overseas Fund(1);(5/94)	International Funds	1	2/1275	1	7/975	1	1/700	13	48/386	1	1/99	1	1/611

Janus Worldwide Fund(1);(5/91)	Global Funds	27	142/544	64	239/378	74	211/287	96	137/143	42	7/16	33	181/558

Fixed Income

Janus Flexible Bond Fund(1);(7/87)	Intermediate Investment Grade Debt Funds	52	285/549	6	25/458	7	24/395	18	39/219	10	2/19	7	30/477

Janus High-Yield Bond Fund(1);(12/95)	High Current Yield Funds	76	347/459	25	98/391	17	56/341	16	33/207	7	6/90	23	70/313

Janus Short-Term Bond Fund(1);(9/92)	Short Investment Grade Debt Funds	59	144/246	2	4/223	2	3/176	13	12/94	20	5/24	3	6/231

Asset Allocation

Janus Smart Portfolio – Conservative;(12/05)	Mixed-Asset Target Allocation Conservative Funds	22	97/441	4	13/361	–	–	–	–	2	5/304	2	5/304

Janus Smart Portfolio – Moderate;(12/05)	Mixed-Asset Target Allocation Moderate Funds	10	49/509	1	3/412	–	–	–	–	2	6/369	2	6/369

Janus Smart Portfolio – Growth;(12/05)	Mixed-Asset Target Allocation Growth Funds	7	43/649	6	32/549	–	–	–	–	3	13/497	3	13/497

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*Closed to new investors.

Past performance is no guarantee of future results. For current month end performance, call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit Janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital).

Ranking is for Class J Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

Lipper, Inc., a wholly-owned subsidiary of Reuters, is a nationally recognized organization that ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

Janus Risk-Managed Funds | 1

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from the Funds’ investment personnel as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ investment personnel in the Management Commentaries are just that: opinions. They are a reflection of the investment personnel’s best judgment at the time this report was compiled, which was December 31, 2009. As the investing environment changes, so could the investment personnel’s opinions. These views are unique to the investment personnel and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class S Shares, and Class T Shares only); administrative fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the two-month period from November 1, 2009 to December 31, 2009 or the five-month period from August 1, 2009 to December 31, 2009 depending on the Fund.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative fees payable to the Transfer Agency Agreement (applicable to Class J Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least February 16, 2011. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

2 | DECEMBER 31, 2009

INTECH Risk-Managed Core Fund (unaudited)

Fund Snapshot
Analyst-driven, team-refined investment process attempts to capture the value of our research and manage investment risk. We believe a portfolio reflecting our team’s best ideas can deliver superior risk-adjusted results.
Managed by INTECH Investment Management LLC

Performance Overview

For the two-month period ended December 31, 2009, INTECH Risk-Managed Core Fund’s Class J Shares returned 8.67%. This compares to the 8.05% return posted by the S&P 500® Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

INTECH’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any stock in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 22 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long term, while attempting to manage risk relative to the benchmark. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over the long term. Risk management remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in INTECH Risk-Managed Core Fund.

Janus Risk-Managed Funds | 3

INTECH Risk-Managed Core Fund (unaudited)

INTECH Risk-Managed Core Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2009

Exxon Mobil Corp. Oil Companies – Integrated	5.1%
AT&T, Inc. Telephone – Integrated	3.5%
International Business Machines Corp. Computers	2.0%
Johnson & Johnson Medical Products	1.7%
Apple, Inc. Computers	1.6%

13.9%

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Emerging markets comprised 0.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2009

As of October 31, 2009

4 | DECEMBER 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009					Expense Ratios – estimated for the fiscal year
	Two-Month
	Period
	Ended	One	Five	Since	Total Annual Fund	Net Annual Fund
	12/31/09	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Risk-Managed Core Fund – Class A Shares

NAV	8.69%	22.50%	0.21%	6.69%	1.04%	1.03%

MOP	2.48%	15.46%	–0.97%	5.77%

INTECH Risk-Managed Core Fund – Class C Shares

NAV	8.47%	21.28%	–0.54%	5.90%	1.83%	1.78%

CDSC	7.39%	20.09%	–0.54%	5.90%

INTECH Risk-Managed Core Fund – Class I Shares	8.71%	22.91%	0.52%	7.02%	0.69%	0.69%

INTECH Risk-Managed Core Fund – Class J Shares	8.67%	22.91%	0.52%	7.02%	0.97%	0.97%

INTECH Risk-Managed Core Fund – Class S Shares	8.54%	22.14%	0.00%	6.47%	1.19%	1.19%

S&P 500® Index	8.05%	26.46%	0.42%	6.30%

Lipper Quartile – Class J Shares	–	4th	3rd	2nd

Lipper Ranking – based on total return for Multi-Cap Core Funds	–	656/795	312/519	182/386

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Risk-Managed Funds | 5

INTECH Risk-Managed Core Fund (unaudited)

For Class I Shares, Class J Shares, and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The voluntary waiver of the Fund’s management fee terminated June 25, 2004. Without such waivers, total returns from inception to June 25, 2004 would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by the risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risk to the Fund may include those associated with investing in foreign securities, initial public offerings, and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests In foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, INTECH Risk-Managed Core Fund designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser INTECH Risk-Managed Core Fund (the “JAD predecessor fund”) into corresponding shares of INTECH Risk-Managed Core Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of INTECH Risk-Managed Core Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for Class J Shares only; other classes may have different performance characteristics.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 28, 2003

6 | DECEMBER 31, 2009

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,086.90	$1.78

Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,084.70	$3.19

Hypothetical (5% return before expenses)	$1,000.00	$1,015.98	$9.30

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,088.10	$0.96

Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,087.70	$1.41

Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,138.90	$4.32

Hypothetical (5% return before expenses)	$1,000.00	$1,019.68	$5.58

†	Expenses are equal to the annualized expense ratio of 1.02% for Class A Shares, 1.83% for Class C Shares, 0.54% for Class I Shares, 0.81% for Class J Shares and 1.10% for Class S Shares, multiplied by the average account value over the period, multiplied by 61/365 (to reflect a two-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a two-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

Janus Risk-Managed Funds | 7

INTECH Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Common Stock – 99.8%
Advertising Agencies – 0.4%
25,300	Interpublic Group of Companies, Inc.*	$186,714
26,100	Omnicom Group, Inc.	1,021,815
		1,208,529
Aerospace and Defense – 0.6%
2,600	Boeing Co.	140,738
200	General Dynamics Corp.	13,634
8,200	Lockheed Martin Corp.	617,870
4,100	Northrop Grumman Corp.	228,985
16,600	Rockwell Collins, Inc.	918,976
		1,920,203
Aerospace and Defense – Equipment – 0.9%
37,400	B.F. Goodrich Co.	2,402,950
5,400	United Technologies Corp.	374,814
		2,777,764
Agricultural Chemicals – 0.1%
1,500	CF Industries Holdings, Inc.	136,170
2,900	Monsanto Co.	237,075
		373,245
Agricultural Operations – 0.3%
26,300	Archer-Daniels-Midland Co.	823,453
Apparel Manufacturers – 0.5%
31,300	Coach, Inc.	1,143,389
5,200	Polo Ralph Lauren Corp.	421,096
400	VF Corp.	29,296
		1,593,781
Appliances – 0.1%
2,500	Whirlpool Corp.	201,650
Applications Software – 1.9%
13,200	Citrix Systems, Inc.*	549,252
16,500	Intuit, Inc.*	506,715
114,000	Microsoft Corp.	3,475,860
20,200	Red Hat, Inc.*	624,180
8,500	Salesforce.com, Inc.*	627,045
		5,783,052
Athletic Footwear – 0.1%
2,800	NIKE, Inc. – Class B	184,996
Audio and Video Products – 0%
1,800	Harman International Industries, Inc.*	63,504
Automotive – Cars and Light Trucks – 0.3%
97,100	Ford Motor Co.*	971,000
Automotive – Medium and Heavy Duty Trucks – 0.1%
5,050	PACCAR, Inc.	183,164
Automotive – Truck Parts and Equipment – Original – 0.1%
7,300	Johnson Controls, Inc.	198,852
Beverages – Non-Alcoholic – 2.9%
55,700	Coca-Cola Co.	3,174,900
96,200	Coca-Cola Enterprises, Inc.	2,039,440
24,800	Dr. Pepper Snapple Group, Inc.	701,840
43,500	Pepsi Bottling Group, Inc.	1,631,250
25,900	PepsiCo, Inc.	1,574,720
		9,122,150
Broadcast Services and Programming – 0.3%
21,000	Scripps Networks Interactive, Inc. – Class A	871,500
Building – Residential and Commercial – 0%
3,800	D.R. Horton, Inc.	41,306
2,900	Lennar Corp. – Class A	37,033
		78,339
Building Products – Wood – 0%
800	Masco Corp.	11,048
Cable Television – 1.2%
90,900	Comcast Corp. – Class A	1,532,574
17,300	DIRECTV Group, Inc.*	576,955
38,000	Time Warner Cable, Inc. – Class A*	1,572,820
		3,682,349
Casino Hotels – 0%
1,100	Wynn Resorts, Ltd.	64,053
Casino Services – 0.2%
39,900	International Game Technology	748,923
Chemicals – Diversified – 0.4%
10,600	Dow Chemical Co.	292,878
24,400	E.I. du Pont de Nemours & Co.	821,548
1,200	FMC Corp.	66,912
2,200	PPG Industries, Inc.	128,788
		1,310,126
Chemicals – Specialty – 0.3%
12,700	Eastman Chemical Co.	765,048
1,000	Ecolab, Inc.	44,580
300	International Flavors & Fragrances, Inc.	12,342
		821,970
Coal – 0%
400	Massey Energy Co.	16,804
3,300	Peabody Energy Corp.	149,193
		165,997
Commercial Banks – 0.3%
6,000	BB&T Corp.	152,220
13,581	First Horizon National Corp.*	181,985
100	M&T Bank Corp.	6,689
35,700	Marshall & Ilsley Corp.	194,565
25,000	Regions Financial Corp.	132,250
13,600	Zions Bancorporation	174,488
		842,197
Commercial Services – 0.3%
36,100	Iron Mountain, Inc.*	821,636
2,600	Quanta Services, Inc.*	54,184
		875,820
Commercial Services – Finance – 1.9%
25,200	Automatic Data Processing, Inc.	1,079,064
5,200	Equifax, Inc.	160,628
5,400	MasterCard, Inc. – Class A	1,382,292
24,300	Moody’s Corp.	651,240
2,400	Paychex, Inc.	73,536
58,500	Total System Services, Inc.	1,010,295
14,000	Visa, Inc. – Class A	1,224,440
15,000	Western Union Co.	282,750
		5,864,245

See Notes to Schedules of Investments and Financial Statements.

8 | DECEMBER 31, 2009

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Computer Services – 1.1%
7,800	Affiliated Computer Services, Inc. – Class A*	$465,582
43,400	Cognizant Technology Solutions Corp.*	1,966,020
19,600	Computer Sciences Corp.*	1,127,588
		3,559,190
Computers – 4.7%
22,800	Apple, Inc.*	4,807,608
25,200	Dell, Inc.*	361,872
59,500	Hewlett-Packard Co.	3,064,845
47,200	International Business Machines Corp.	6,178,480
31,000	Sun Microsystems, Inc.*	290,470
		14,703,275
Computers – Integrated Systems – 0.4%
44,200	Terdata Corp.*	1,389,206
Computers – Memory Devices – 1.1%
42,600	EMC Corp.*	744,222
47,200	NetApp, Inc.*	1,623,208
3,400	SanDisk Corp.*	98,566
21,300	Western Digital Corp.*	940,395
		3,406,391
Consulting Services – 0%
8,100	SAIC, Inc.*	153,414
Consumer Products – Miscellaneous – 0%
500	Kimberly-Clark Corp.	31,855
Containers – Metal and Glass – 0.7%
27,600	Ball Corp.	1,426,920
21,800	Owens-Illinois, Inc.*	716,566
		2,143,486
Containers – Paper and Plastic – 0.3%
42,100	Sealed Air Corp.	920,306
Cosmetics and Toiletries – 2.0%
11,800	Avon Products, Inc.	371,700
12,200	Colgate-Palmolive Co.	1,002,230
1,600	Estee Lauder Cos., Inc. – Class A	77,376
75,575	Procter & Gamble Co.	4,582,112
		6,033,418
Cruise Lines – 0.1%
9,400	Carnival Corp. (U.S. Shares)*	297,886
Data Processing and Management – 0.9%
300	Dun & Bradstreet Corp.	25,311
48,600	Fidelity National Information Services, Inc.	1,139,184
32,600	Fiserv, Inc.*	1,580,448
		2,744,943
Dental Supplies and Equipment – 0.1%
11,900	Patterson Companies, Inc.*	332,962
Distribution/Wholesale – 0.2%
5,200	W.W. Grainger, Inc.	503,516
Diversified Banking Institutions – 2.9%
122,106	Bank of America Corp.	1,838,916
122,200	Citigroup, Inc.*	404,482
16,100	Goldman Sachs Group, Inc.	2,718,324
78,726	JPMorgan Chase & Co.	3,280,513
22,100	Morgan Stanley	654,160
		8,896,395
Diversified Operations – 2.4%
8,200	3M Co.	677,894
1,500	Dover Corp.	62,415
7,600	Eaton Corp.	483,512
259,300	General Electric Co.	3,923,209
39,600	Honeywell International, Inc.	1,552,320
7,400	Illinois Tool Works, Inc.	355,126
1,000	ITT Corp.	49,740
7,800	Parker Hannifin Corp.	420,264
700	Textron, Inc.	13,167
		7,537,647
E-Commerce/Products – 0.4%
9,800	Amazon.com, Inc.*	1,318,296
E-Commerce/Services – 1.1%
62,400	eBay, Inc.*	1,468,896
43,200	Expedia, Inc.*	1,110,672
3,300	Priceline.com, Inc.*	721,050
		3,300,618
Electric – Generation – 0.4%
94,900	AES Corp.*	1,263,119
Electric – Integrated – 2.9%
2,100	American Electric Power Company, Inc.	73,059
65,200	CMS Energy Corp.	1,021,032
13,600	Consolidated Edison, Inc.	617,848
18,600	Constellation Energy Group, Inc.	654,162
3,400	Duke Energy Corp.	58,514
800	Entergy Corp.	65,472
58,300	FPL Group, Inc.	3,079,406
14,600	Northeast Utilities	376,534
15,300	PG&E Corp.	683,145
7,900	PPL Corp.	255,249
2,000	Progress Energy, Inc.	82,020
21,200	Public Service Enterprise Group, Inc.	704,900
1,100	SCANA Corp.	41,448
3,200	Wisconsin Energy Corp.	159,456
49,700	Xcel Energy, Inc.	1,054,634
		8,926,879
Electric Products – Miscellaneous – 0.1%
600	Emerson Electric Co.	25,560
7,100	Molex, Inc.	153,005
		178,565
Electronic Components – Semiconductors – 2.6%
34,500	Advanced Micro Devices, Inc.*	333,960
600	Altera Corp.	13,578
45,100	Broadcom Corp. – Class A*	1,418,395
90,100	Intel Corp.	1,838,040
11,100	LSI Corp.*	66,711
36,200	Microchip Technology, Inc.	1,051,972
35,100	Micron Technology, Inc.*	370,656
9,800	National Semiconductor Corp.	150,528
42,100	Nvidia Corp.*	786,428
52,400	Texas Instruments, Inc.	1,365,544
26,900	Xilinx, Inc.	674,114
		8,069,926
Electronic Connectors – 0.2%
11,800	Amphenol Corp. – Class A	544,924
Electronic Forms – 0.2%
12,700	Adobe Systems, Inc.*	467,106

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 9

INTECH Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Electronic Measuring Instruments – 0.2%
17,200	Agilent Technologies, Inc.*	$534,404
Energy – Alternate Sources – 0%
600	First Solar, Inc.*	81,240
Engineering – Research and Development Services – 0.2%
11,900	Fluor Corp.	535,976
3,800	Jacobs Engineering Group, Inc.*	142,918
		678,894
Engines – Internal Combustion – 0%
1,700	Cummins, Inc.	77,962
Enterprise Software/Services – 1.9%
58,100	BMC Software, Inc.*	2,329,810
7,700	CA, Inc.	172,942
138,877	Oracle Corp.	3,408,042
		5,910,794
Fiduciary Banks – 0.9%
47,200	Bank of New York Mellon Corp.	1,320,184
3,900	Northern Trust Corp.	204,360
26,900	State Street Corp.	1,171,226
		2,695,770
Finance – Consumer Loans – 0.1%
25,400	SLM Corp.*	286,258
Finance – Credit Card – 0.6%
37,900	American Express Co.	1,535,708
31,500	Discover Financial Services	463,365
		1,999,073
Finance – Investment Bankers/Brokers – 0%
6,000	Charles Schwab Corp.	112,920
Finance – Other Services – 0.9%
3,100	CME Group, Inc.	1,041,445
5,200	IntercontinentalExchange, Inc.*	583,960
42,200	NYSE Euronext	1,067,660
		2,693,065
Food – Confectionery – 0.1%
3,000	Hershey Co.	107,370
2,700	J.M. Smucker Co.	166,725
		274,095
Food – Dairy Products – 0%
2,400	Dean Foods Co.*	43,296
Food – Meat Products – 0.4%
22,200	Hormel Foods Corp.	853,590
43,500	Tyson Foods, Inc. – Class A	533,745
		1,387,335
Food – Miscellaneous/Diversified – 0.3%
9,500	ConAgra Foods, Inc.	218,975
3,000	General Mills, Inc.	212,430
19,100	Kraft Foods, Inc. – Class A	519,138
2,700	Sara Lee Corp.	32,886
		983,429
Food – Retail – 0.4%
16,600	Supervalu, Inc.	210,986
35,200	Whole Foods Market, Inc.*	966,240
		1,177,226
Food – Wholesale/Distribution – 0%
700	Sysco Corp.	19,558
Gas – Distribution – 0.5%
4,900	NiSource, Inc.	75,362
25,700	Sempra Energy	1,438,686
		1,514,048
Gold Mining – 0.2%
10,700	Newmont Mining Corp.	506,217
Home Decoration Products – 0%
10,300	Newell Rubbermaid, Inc.	154,603
Hotels and Motels – 0.5%
44,583	Marriott International, Inc. – Class A	1,214,887
5,600	Starwood Hotels & Resorts Worldwide, Inc.	204,792
7,500	Wyndham Worldwide Corp.	151,275
		1,570,954
Human Resources – 0.2%
19,800	Monster Worldwide, Inc.*	344,520
9,700	Robert Half International, Inc.	259,281
		603,801
Industrial Automation and Robotics – 0.4%
25,700	Rockwell Automation, Inc.	1,207,386
Industrial Gases – 0.9%
23,200	Air Products & Chemicals, Inc.	1,880,592
1,200	Airgas, Inc.	57,120
8,800	Praxair, Inc.	706,728
		2,644,440
Instruments – Scientific – 0.2%
13,000	PerkinElmer, Inc.	267,670
5,900	Thermo Fisher Scientific, Inc.*	281,371
2,700	Waters Corp.*	167,292
		716,333
Internet Infrastructure Software – 0%
1,100	Akamai Technologies, Inc.*	27,863
Internet Security – 0.2%
11,900	McAfee, Inc.*	482,783
11,700	Symantec Corp.*	209,313
500	VeriSign, Inc.*	12,120
		704,216
Investment Management and Advisory Services – 1.0%
19,700	Ameriprise Financial, Inc.	764,754
24,700	Federated Investors, Inc. – Class B	679,250
6,500	Franklin Resources, Inc.	684,775
30,900	INVESCO, Ltd.	725,841
1,900	Legg Mason, Inc.	57,304
2,500	T. Rowe Price Group, Inc.	133,125
		3,045,049
Life and Health Insurance – 0.6%
4,700	AFLAC, Inc.	217,375
12,500	Lincoln National Corp.	311,000
14,000	Principal Financial Group, Inc.	336,560
19,400	Prudential Financial, Inc.	965,344
800	Torchmark Corp.	35,160
		1,865,439
Linen Supply and Related Items – 0.1%
8,500	Cintas Corp.	221,425

See Notes to Schedules of Investments and Financial Statements.

10 | DECEMBER 31, 2009

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Machinery – Construction and Mining – 0.1%
6,300	Caterpillar, Inc.	$359,037
Machinery – Farm – 0.4%
23,600	Deere & Co.	1,276,524
Machinery – General Industrial – 0%
2,600	Roper Industries, Inc.	136,162
Machinery – Pumps – 0.1%
2,800	Flowserve Corp.	264,684
Medical – Biomedical and Genetic – 0.9%
9,700	Amgen, Inc.*	548,729
400	Biogen Idec, Inc.*	21,400
1,600	Gilead Sciences, Inc.*	69,248
30,900	Life Technologies Corp.*	1,613,907
7,400	Millipore Corp.*	535,390
		2,788,674
Medical – Drugs – 3.3%
10,700	Abbott Laboratories	577,693
16,400	Allergan, Inc.	1,033,364
59,000	Bristol-Myers Squibb Co.	1,489,750
1,600	Eli Lilly & Co.	57,136
21,000	Forest Laboratories, Inc.*	674,310
3,000	King Pharmaceuticals, Inc.*	36,810
104,386	Merck & Co., Inc.	3,814,264
135,283	Pfizer, Inc.	2,460,798
		10,144,125
Medical – Generic Drugs – 0.7%
83,800	Mylan, Inc.*	1,544,434
16,500	Watson Pharmaceuticals, Inc.*	653,565
		2,197,999
Medical – HMO – 1.5%
4,800	Aetna, Inc.	152,160
22,700	CIGNA Corp.	800,629
31,100	Coventry Health Care, Inc.*	755,419
4,300	Humana, Inc.*	188,727
38,400	UnitedHealth Group, Inc.	1,170,432
28,600	WellPoint, Inc.*	1,667,094
		4,734,461
Medical – Hospitals – 0.2%
101,200	Tenet Healthcare Corp.*	545,468
Medical – Wholesale Drug Distributors – 0.4%
24,300	AmerisourceBergen Corp.	633,501
11,000	McKesson Corp.	687,500
		1,321,001
Medical Instruments – 0.7%
86,700	Boston Scientific Corp.*	780,300
2,200	Intuitive Surgical, Inc.*	667,304
4,800	Medtronic, Inc.	211,104
10,600	St. Jude Medical, Inc.*	389,868
		2,048,576
Medical Labs and Testing Services – 0.1%
900	Laboratory Corp. of America Holdings*	67,356
3,100	Quest Diagnostics, Inc.	187,178
		254,534
Medical Products – 2.3%
4,500	Baxter International, Inc.	264,060
16,200	Hospira, Inc.*	826,200
83,300	Johnson & Johnson	5,365,353
11,100	Zimmer Holdings, Inc.*	656,121
		7,111,734
Metal – Aluminum – 0%
10,100	Alcoa, Inc.	162,812
Metal – Copper – 0.1%
5,700	Freeport-McMoRan Copper & Gold, Inc. – Class B	457,653
Metal – Iron – 0%
3,300	Cliffs Natural Resources, Inc.	152,097
Metal Processors and Fabricators – 0.2%
5,500	Precision Castparts Corp.	606,925
Multi-Line Insurance – 1.5%
18,900	American International Group, Inc.*	566,622
7,800	Assurant, Inc.	229,944
8,800	Cincinnati Financial Corp.	230,912
50,300	Genworth Financial, Inc. – Class A*	570,905
16,500	Hartford Financial Services Group, Inc.	383,790
23,200	Loews Corp.	843,320
15,900	MetLife, Inc.	562,065
65,400	XL Capital, Ltd. – Class A	1,198,782
		4,586,340
Multimedia – 2.6%
44,800	McGraw-Hill Cos., Inc.	1,501,248
8,700	Meredith Corp.	268,395
91,500	News Corp. – Class A	1,252,635
44,199	Time Warner, Inc.	1,287,959
89,900	Viacom, Inc. – Class B*	2,672,727
28,900	Walt Disney Co.	932,025
		7,914,989
Networking Products – 1.3%
156,000	Cisco Systems, Inc.*	3,734,640
5,500	Juniper Networks, Inc.*	146,685
		3,881,325
Non-Hazardous Waste Disposal – 0%
2,400	Waste Management, Inc.	81,144
Oil – Field Services – 0.9%
3,500	Baker Hughes, Inc.	141,680
25,000	BJ Services Co.	465,000
20,800	Halliburton Co.	625,872
22,900	Schlumberger, Ltd. (U.S. Shares)	1,490,561
		2,723,113
Oil and Gas Drilling – 0.2%
3,500	Diamond Offshore Drilling, Inc.	344,470
7,000	Nabors Industries, Ltd.	153,230
		497,700
Oil Companies – Exploration and Production – 2.6%
18,200	Anadarko Petroleum Corp.	1,136,044
700	Apache Corp.	72,219
8,700	Cabot Oil & Gas Corp.	379,233
7,500	Chesapeake Energy Corp.	194,100
3,200	EOG Resources, Inc.	311,360
39,500	EQT Corp.	1,734,840
12,400	Noble Energy, Inc.	883,128
19,400	Occidental Petroleum Corp.	1,578,190

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 11

INTECH Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Oil Companies – Exploration and Production – (continued)
4,000	Pioneer Natural Resources Co.	$192,680
5,200	Questar Corp.	216,164
11,300	Range Resources Corp.	563,305
6,800	Southwestern Energy Co.*	327,760
10,400	XTO Energy, Inc.	483,912
		8,072,935
Oil Companies – Integrated – 7.1%
59,930	Chevron Corp.	4,614,010
9,400	ConocoPhillips	480,058
231,800	Exxon Mobil Corp.	15,806,441
2,600	Hess Corp.	157,300
8,362	Marathon Oil Corp.	261,062
11,300	Murphy Oil Corp.	612,460
		21,931,331
Oil Field Machinery and Equipment – 0.4%
7,100	Cameron International Corp.*	296,780
10,400	FMC Technologies, Inc.*	601,536
7,500	National Oilwell Varco, Inc.	330,675
		1,228,991
Oil Refining and Marketing – 0.1%
5,900	Tesoro Corp.	79,945
5,700	Valero Energy Corp.	95,475
		175,420
Paper and Related Products – 0.4%
13,200	International Paper Co.	353,496
30,900	MeadWestvaco Corp.	884,667
		1,238,163
Pharmacy Services – 0.3%
2,400	Express Scripts, Inc. – Class A*	207,480
13,260	Medco Health Solutions, Inc.*	847,447
		1,054,927
Pipelines – 0.1%
31,800	El Paso Corp.	312,594
4,400	Williams Companies, Inc.	92,752
		405,346
Printing – Commercial – 0.2%
29,500	R.R. Donnelley & Sons Co.	656,965
Property and Casualty Insurance – 0.5%
31,400	Progressive Corp.	564,886
19,500	Travelers Cos., Inc.	972,270
		1,537,156
Real Estate Management/Services – 0.2%
36,700	CB Richard Ellis Group, Inc. – Class A*	498,019
REIT – Health Care – 0.1%
4,700	HCP, Inc.	143,538
6,000	Ventas, Inc.	262,440
		405,978
REIT – Hotels – 0.1%
23,940	Host Hotels & Resorts, Inc.*	279,380
REIT – Regional Malls – 0%
307	Simon Property Group, Inc.	24,499
REIT – Storage – 0.1%
3,100	Public Storage	252,495
Retail – Apparel and Shoe – 0.6%
8,300	Abercrombie & Fitch Co. – Class A	289,255
31,100	Gap, Inc.	651,545
19,000	Limited Brands, Inc.	365,560
8,200	Nordstrom, Inc.	308,156
8,700	Ross Stores, Inc.	371,577
		1,986,093
Retail – Auto Parts – 1.1%
9,600	AutoZone, Inc.*	1,517,472
45,900	O’Reilly Automotive, Inc.*	1,749,708
		3,267,180
Retail – Automobile – 0.1%
14,300	Auto Nation, Inc.*	273,845
Retail – Bedding – 0.3%
21,300	Bed Bath & Beyond, Inc.*	822,819
Retail – Building Products – 0.6%
60,500	Home Depot, Inc.	1,750,265
6,100	Lowe’s Cos., Inc.	142,679
		1,892,944
Retail – Consumer Electronics – 0.5%
34,500	Best Buy Co., Inc.	1,361,370
2,900	RadioShack Corp.	56,550
		1,417,920
Retail – Discount – 1.2%
6,100	Big Lots, Inc.*	176,778
1,900	Family Dollar Stores, Inc.	52,877
5,100	Target Corp.	246,687
59,500	Wal-Mart Stores, Inc.	3,180,275
		3,656,617
Retail – Drug Store – 0.5%
20,253	CVS Caremark Corp.	652,349
28,000	Walgreen Co.	1,028,160
		1,680,509
Retail – Jewelry – 0%
2,700	Tiffany & Co.	116,100
Retail – Major Department Stores – 0.6%
16,100	JC Penney Co., Inc.	428,421
2,800	Sears Holdings Corp.*	233,660
31,500	TJX Cos., Inc.	1,151,325
		1,813,406
Retail – Office Supplies – 0.2%
42,200	Office Depot, Inc.*	272,190
20,500	Staples, Inc.	504,095
		776,285
Retail – Regional Department Stores – 0.5%
25,600	Kohl’s Corp.*	1,380,608
10,800	Macy’s, Inc.	181,008
		1,561,616
Retail – Restaurants – 1.9%
35,000	Darden Restaurants, Inc.	1,227,450
32,600	McDonald’s Corp.	2,035,544
75,300	Starbucks Corp.*	1,736,418
21,500	Yum! Brands, Inc.	751,855
		5,751,267

See Notes to Schedules of Investments and Financial Statements.

12 | DECEMBER 31, 2009

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Rubber – Tires – 0.1%
24,400	Goodyear Tire & Rubber Co.*	$344,040
Savings/Loan/Thrifts – 0%
2,200	People’s United Financial, Inc.	36,740
Semiconductor Components/Integrated Circuits – 0.4%
36,200	Analog Devices, Inc.	1,143,196
3,600	Linear Technology Corp.	109,944
		1,253,140
Semiconductor Equipment – 0.9%
22,800	Applied Materials, Inc.	317,832
40,700	KLA-Tencor Corp.	1,471,712
30,500	Novellus Systems, Inc.*	711,870
16,600	Teradyne, Inc.*	178,118
		2,679,532
Steel – Producers – 0.3%
19,800	Nucor Corp.	923,670
Steel – Specialty – 0%
700	Allegheny Technologies, Inc.	31,339
Super-Regional Banks – 2.0%
21,500	Capital One Financial Corp.	824,310
13,500	Comerica, Inc.	399,195
97,300	Fifth Third Bancorp	948,675
175,600	Huntington Bancshares, Inc.	640,940
21,400	Keycorp	118,770
14,600	PNC Financial Services Group, Inc.	770,734
4,300	SunTrust Banks, Inc.	87,247
7,600	U.S. Bancorp	171,076
76,480	Wells Fargo & Co.	2,064,195
		6,025,142
Telecommunication Equipment – 0.2%
106,000	Tellabs, Inc.*	602,080
Telecommunication Equipment – Fiber Optics – 0.4%
52,700	Corning, Inc.	1,017,637
12,700	JDS Uniphase Corp.*	104,775
		1,122,412
Telephone – Integrated – 4.6%
388,558	AT&T, Inc.	10,891,281
18,462	CenturyTel, Inc.	668,509
139,400	Qwest Communications International, Inc.	586,874
42,100	Sprint Nextel Corp.*	154,086
59,600	Verizon Communications, Inc.	1,974,548
		14,275,298
Television – 0%
3,300	CBS Corp. – Class B	46,365
Tobacco – 1.1%
42,800	Altria Group, Inc.	840,164
8,600	Lorillard, Inc.	689,978
34,600	Philip Morris International, Inc.	1,667,374
1,200	Reynolds American, Inc.	63,564
		3,261,080
Tools – Hand Held – 0%
1,000	Stanley Works	51,510
Toys – 0.1%
8,600	Mattel, Inc.	171,828
Transportation – Railroad – 0.2%
3,300	Burlington Northern Santa Fe Corp.	325,446
4,600	CSX Corp.	223,054
1,700	Union Pacific Corp.	108,630
		657,130
Transportation – Services – 0.1%
3,300	C.H. Robinson Worldwide, Inc.	193,809
1,500	United Parcel Service, Inc. – Class B	86,055
		279,864
Vitamins and Nutrition Products – 0.1%
6,100	Mead Johnson Nutrition Co. – Class A	266,570
Web Portals/Internet Service Providers – 1.4%
5,000	Google, Inc. – Class A*	3,099,900
66,800	Yahoo!, Inc.*	1,120,904
		4,220,804
Wireless Equipment – 1.3%
161,100	Motorola, Inc.*	1,250,136
57,500	QUALCOMM, Inc.	2,659,950
		3,910,086

Total Investments (total cost $266,069,105) – 99.8%		308,386,239

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		545,975

Net Assets – 100%		$308,932,214

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$879,071	0.3%
Cayman Islands	1,198,782	0.4%
Netherlands Antilles	1,490,561	0.5%
Panama	297,886	0.1%
United States	304,519,939	98.7%

Total	$308,386,239	100.0%

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 13

INTECH Risk-Managed Growth Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
Managed by INTECH Investment Management LLC

Performance Overview

For the five-month period ended December 31, 2009, INTECH Risk-Managed Growth Fund returned 13.81% for its Class S Shares. This compares to the 14.87% return posted by the Russell 1000® Growth Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

INTECH’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the Russell 1000® Growth Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any stock in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 22 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the Russell 1000® Growth Index over the long term, while attempting to manage risk relative to the benchmark. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over the long term. Risk management remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in INTECH Risk-Managed Growth Fund.

14 | DECEMBER 31, 2009

(unaudited)

INTECH Risk-Managed Growth Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2009

International Business Machines Corp. Computers	5.1%
Microsoft Corp. Applications Software	4.7%
Apple, Inc. Computers	3.2%
Cisco Systems, Inc. Networking Products	3.0%
Coca-Cola Co. Beverages – Non-Alcoholic	2.6%

18.6%

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2009

As of July 31, 2009

Janus Risk-Managed Funds | 15

INTECH Risk-Managed Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009					Expense Ratios – estimated for the fiscal year
	Five-Month
	Period
	Ended	One	Five	Since	Total Annual Fund	Net Annual Fund
	12/31/09	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Risk-Managed Growth Fund – Class A Shares

NAV	13.93%	33.24%	–0.59%	4.35%	0.82%	0.82%

MOP	7.35%	25.63%	–1.76%	3.67%

INTECH Risk-Managed Growth Fund – Class C Shares

NAV	13.48%	32.08%	–1.38%	3.80%	1.67%	1.67%

CDSC	12.35%	30.76%	–1.38%	3.80%

INTECH Risk-Managed Growth Fund – Class I Shares	14.09%	33.63%	–0.83%	4.35%	0.55%	0.55%

INTECH Risk-Managed Growth Fund – Class S Shares	13.81%	32.84%	–0.83%	4.35%	1.04%	1.04%

INTECH Risk-Managed Growth Fund – Class T Shares	13.88%	32.84%	–0.83%	4.35%	0.79%	0.79%

Russell 1000® Growth Index	14.87%	37.21%	1.63%	5.42%

Lipper Quartile – Class S Shares	–	3rd	4th	4th

Lipper Ranking – Class S Shares based on total returns for Multi-Cap Growth Funds	–	283/459	252/310	227/279

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

16 | DECEMBER 31, 2009

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings, and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Adviser INTECH Risk-Managed Growth Fund merged into INTECH Risk-Managed Growth Fund.

Class A Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares of Janus Adviser INTECH Risk-Managed Growth Fund (the “JAD predecessor fund”) into Class A Shares of the Fund. Performance shown for Class A Shares reflects the performance of the JAD predecessor fund’s Class A Shares from September 30, 2004 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class A Shares, net of any fee and expense limitations or waivers, and the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from January 2, 2003 to September 30, 2004 (prior to the reorganization). Performance shown for certain periods prior to September 30, 2004 for Class A Shares was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class A Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class C Shares of the JAD predecessor fund into Class C Shares of the Fund. Performance shown for Class C Shares reflects the performance of the JAD predecessor fund’s Class C Shares from January 2, 2003 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any fee and expense limitations or waivers. If Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into Class I Shares of the Fund. Performance shown for Class I Shares reflects the performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any fee and expense limitations or waivers. For the periods January 2, 2003 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly Class I Shares). The performance shown for certain periods prior to November 28, 2005, was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of the JAD predecessor fund into Class S Shares of the Fund. Performance shown for Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into the Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Janus Risk-Managed Funds | 17

INTECH Risk-Managed Growth Fund (unaudited)

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date — January 2, 2003

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,138.20	$4.30

Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,130.60	$12.24

Hypothetical (5% return before expenses)	$1,000.00	$1,013.72	$11.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,140.90	$2.60

Hypothetical (5% return before expenses)	$1,000.00	$1,022.28	$2.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,137.00	$4.88

Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,237.77	$3.98

Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	$4.32

†	Expenses are equal to the annualized expense ratio of 0.96% for Class A Shares, 2.74% for Class C Shares, 0.58% for Class I Shares, 1.09% for Class S Shares and 0.85% for Class T Shares, multiplied by the average account value over the period, multiplied by 153/365 (to reflect a five-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

18 | DECEMBER 31, 2009

INTECH Risk-Managed Growth Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Common Stock – 99.8%
Advertising Agencies – 0.4%
77,900	Omnicom Group, Inc.	$3,049,785
Aerospace and Defense – 0.5%
1,600	Lockheed Martin Corp.	120,560
4,100	Northrop Grumman Corp.	228,985
54,700	Rockwell Collins, Inc.	3,028,192
27,600	Spirit Aerosystems Holdings, Inc.*	548,136
9,100	TransDigm Group, Inc.*	432,159
		4,358,032
Aerospace and Defense – Equipment – 1.4%
174,100	B.F. Goodrich Co.	11,185,925
13,700	United Technologies Corp.	950,917
		12,136,842
Agricultural Chemicals – 0.4%
38,100	Monsanto Co.	3,114,675
4,600	Terra Industries, Inc.	148,074
		3,262,749
Agricultural Operations – 0.8%
204,600	Archer-Daniels-Midland Co.	6,406,026
Airlines – 0.2%
33,700	Copa Holdings S.A.	1,835,639
Apparel Manufacturers – 0.3%
54,000	Coach, Inc.	1,972,620
9,900	Polo Ralph Lauren Corp.	801,702
		2,774,322
Applications Software – 5.3%
8,600	Citrix Systems, Inc.*	357,846
62,200	Intuit, Inc.*	1,910,162
1,313,700	Microsoft Corp.	40,054,713
2,200	Nuance Communications, Inc.*	34,188
46,400	Red Hat, Inc.*	1,433,760
24,800	Salesforce.com, Inc.*	1,829,496
		45,620,165
Athletic Footwear – 0%
4,400	NIKE, Inc. – Class B	290,708
Automotive – Medium and Heavy Duty Trucks – 0%
6,500	PACCAR, Inc.	235,755
Automotive – Truck Parts and Equipment – Original – 0.4%
55,800	BorgWarner, Inc*	1,853,676
28,300	Johnson Controls, Inc.	770,892
29,700	WABCO Holdings, Inc.*	765,963
		3,390,531
Beverages – Non-Alcoholic – 5.6%
393,500	Coca-Cola Co.	22,429,500
406,000	Coca-Cola Enterprises, Inc.	8,607,200
17,600	Hansen Natural Corp.*	675,840
124,300	Pepsi Bottling Group, Inc.	4,661,250
187,200	PepsiCo, Inc.	11,381,760
		47,755,550
Broadcast Services and Programming – 0.9%
204,000	Discovery Communications*	5,410,080
49,700	Scripps Networks Interactive, Inc. – Class A	2,062,550
		7,472,630
Building – Residential and Commercial – 0%
300	NVR, Inc.*	213,213
Building Products – Air and Heating – 0%
4,600	Lennox International, Inc.	179,584
Building Products – Cement and Aggregate – 0.1%
27,700	Eagle Materials, Inc.	721,585
Cable Television – 0.2%
17,800	Comcast Corp. – Class A	300,108
37,800	DIRECTV Group, Inc.*	1,260,630
		1,560,738
Casino Hotels – 0.2%
9,500	Las Vegas Sands Corp.*	141,930
147,200	MGM Mirage*	1,342,464
		1,484,394
Casino Services – 0.5%
229,400	International Game Technology	4,305,838
Cellular Telecommunications – 0%
32,300	MetroPCS Communications, Inc.*	246,449
Chemicals – Diversified – 0.2%
60,000	E.I. du Pont de Nemours & Co.	2,020,200
Chemicals – Specialty – 0.3%
7,000	Albemarle Corp.	254,590
5,000	Ashland, Inc.	198,100
22,700	Lubrizol Corp.	1,655,965
		2,108,655
Coal – 0%
5,300	Alpha Natural Resources, Inc.*	229,914
Coatings and Paint Products – 0.2%
81,400	RPM International, Inc.	1,654,862
Coffee – 0.3%
32,600	Green Mountain Coffee Roasters, Inc.*	2,655,922
Commercial Services – 0.5%
203,800	Iron Mountain, Inc.*	4,638,488
Commercial Services – Finance – 2.3%
113,300	Automatic Data Processing, Inc.	4,851,506
29,900	Lender Processing Services, Inc.	1,215,734
20,600	MasterCard, Inc. – Class A	5,273,188
48,000	Moody’s Corp.	1,286,400
3,300	Paychex, Inc.	101,112
171,600	Total System Services, Inc.	2,963,532
31,100	Visa, Inc. – Class A	2,720,006
69,900	Western Union Co.	1,317,615
		19,729,093
Computer Services – 0.6%
10,600	Affiliated Computer Services, Inc. – Class A*	632,714
98,200	Cognizant Technology Solutions Corp.*	4,448,460
3,500	IHS, Inc. – Class A*	191,835
		5,273,009
Computers – 10.4%
128,300	Apple, Inc.*	27,053,338
106,700	Dell, Inc.*	1,532,212
320,700	Hewlett-Packard Co.	16,519,257
335,800	International Business Machines Corp.	43,956,220
		89,061,027

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 19

INTECH Risk-Managed Growth Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Computers – Integrated Systems – 1.1%
6,300	Diebold, Inc.	$179,235
117,700	Micros Systems, Inc.*	3,652,231
15,300	NCR Corp.*	170,289
180,200	Terdata Corp.*	5,663,686
		9,665,441
Computers – Memory Devices – 0.6%
8,900	EMC Corp.*	155,483
115,100	NetApp, Inc.*	3,958,289
21,600	Seagate Technology	392,904
16,200	Western Digital Corp.*	715,230
		5,221,906
Consulting Services – 0.1%
10,100	FTI Consulting, Inc.*	476,316
11,400	Verisk Analytics, Inc.*	345,192
		821,508
Consumer Products – Miscellaneous – 0%
1,000	Kimberly-Clark Corp.	63,710
1,900	Scotts Miracle-Gro Co. – Class A	74,689
		138,399
Containers – Metal and Glass – 1.4%
80,800	Ball Corp.	4,177,360
256,600	Crown Holdings, Inc.*	6,563,828
23,600	Owens-Illinois, Inc.*	775,732
		11,516,920
Cosmetics and Toiletries – 1.2%
29,100	Avon Products, Inc.	916,650
80,100	Colgate-Palmolive Co.	6,580,215
14,500	Estee Lauder Cos., Inc. – Class A	701,220
34,234	Procter & Gamble Co.	2,075,607
		10,273,692
Data Processing and Management – 1.5%
138,400	Broadridge Financial Solutions, Inc.	3,122,304
1,200	Dun & Bradstreet Corp.	101,244
219,255	Fidelity National Information Services, Inc.	5,139,337
83,200	Fiserv, Inc.*	4,033,536
		12,396,421
Decision Support Software – 0.1%
23,500	MSCI, Inc.*	747,300
Dental Supplies and Equipment – 0.1%
37,800	Patterson Companies, Inc.*	1,057,644
Diagnostic Kits – 0.3%
8,500	Idexx Laboratories, Inc.*	454,240
45,400	Inverness Medical Innovations, Inc.*	1,884,554
		2,338,794
Distribution/Wholesale – 0.2%
14,900	W.W. Grainger, Inc.	1,442,767
8,000	Wesco International, Inc.*	216,080
		1,658,847
Diversified Banking Inst – 0.1%
6,600	Goldman Sachs Group, Inc.	1,114,344
Diversified Operations – 1.5%
22,900	3M Co.	1,893,143
49,900	Brink’s Co.	1,214,566
6,800	Carlisle Cos., Inc.	232,968
21,700	Crane Co.	664,454
3,900	Dover Corp.	162,279
69,900	Harsco Corp.	2,252,877
148,200	Honeywell International, Inc.	5,809,440
7,400	Leucadia National Corp.*	176,046
		12,405,773
E-Commerce/Products – 0.3%
20,300	Amazon.com, Inc.*	2,730,756
E-Commerce/Services – 0.8%
123,100	eBay, Inc.*	2,897,774
24,700	Expedia, Inc.*	635,037
8,900	IAC/InterActiveCorp*	182,272
4,600	Netflix, Inc.*	253,644
13,500	Priceline.com, Inc.*	2,949,750
		6,918,477
Electric – Generation – 0.3%
177,500	AES Corp.*	2,362,525
Electric – Integrated – 0.9%
58,400	Constellation Energy Group, Inc.	2,053,928
80,100	FPL Group, Inc.	4,230,882
91,900	Sierra Pacific Resources	1,137,722
		7,422,532
Electric – Transmission – 0.1%
11,000	ITC Holdings Corp.	572,990
Electric Products – Miscellaneous – 0%
1,500	Emerson Electric Co.	63,900
Electronic Components – Miscellaneous – 0.1%
23,800	Gentex Corp.	424,830
Electronic Components – Semiconductors – 3.4%
55,600	Broadcom Corp. – Class A*	1,748,620
14,200	Cree, Inc.*	800,454
430,800	Intel Corp.	8,788,320
44,600	Intersil Corp. – Class A	684,164
118,200	Microchip Technology, Inc.	3,434,892
3,400	Micron Technology, Inc.*	35,904
56,200	National Semiconductor Corp.	863,232
184,100	Nvidia Corp.*	3,438,988
84,400	Rovi Corp.*	2,689,828
5,500	Silicon Laboratories, Inc.*	265,870
199,100	Texas Instruments, Inc.	5,188,546
58,300	Xilinx, Inc.	1,460,998
		29,399,816
Electronic Connectors – 0.2%
37,200	Amphenol Corp. – Class A	1,717,896
Electronic Design Automation – 0.3%
46,100	Cadence Design Systems, Inc.*	276,139
107,100	Synopsys, Inc.*	2,386,188
		2,662,327
Electronic Forms – 0.1%
33,200	Adobe Systems, Inc.*	1,221,096
Electronic Measuring Instruments – 0.2%
58,100	Agilent Technologies, Inc.*	1,805,167

See Notes to Schedules of Investments and Financial Statements.

20 | DECEMBER 31, 2009

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Electronic Parts Distributors – 0.5%
66,000	Arrow Electronics, Inc.*	$1,954,260
81,900	Avnet, Inc.*	2,470,104
		4,424,364
Energy – Alternate Sources – 0%
2,700	First Solar, Inc.*	365,580
Engineering – Research and Development Services – 0.1%
27,900	Aecom Technology Corp.*	767,250
1,000	Fluor Corp.	45,040
4,200	Shaw Group, Inc.*	120,750
		933,040
Enterprise Software/Services – 4.0%
280,000	BMC Software, Inc.*	11,228,000
10,200	CA, Inc.	229,092
52,300	Novell, Inc.*	217,045
770,744	Oracle Corp.	18,914,058
64,800	Sybase, Inc.	2,812,320
		33,400,515
Entertainment Software – 0.2%
76,800	Activision Blizzard, Inc.*	853,248
55,000	Electronic Arts, Inc.*	976,250
		1,829,498
Fiduciary Banks – 0.4%
47,100	Bank of New York Mellon Corp.	1,317,387
3,100	Northern Trust Corp.	162,440
52,500	State Street Corp.	2,285,850
		3,765,677
Finance – Consumer Loans – 0.1%
104,300	SLM Corp.*	1,175,461
Finance – Credit Card – 0.1%
11,400	American Express Co.	461,928
Finance – Investment Bankers/Brokers – 0%
1,900	Greenhill & Co., Ltd.	152,456
Finance – Other Services – 0.3%
2,100	CME Group, Inc.	705,495
9,000	IntercontinentalExchange, Inc.*	1,010,700
47,800	NYSE Euronext	1,209,340
		2,925,535
Food – Dairy Products – 0.1%
42,600	Dean Foods Co.	768,504
Food – Meat Products – 0.1%
10,200	Hormel Foods Corp.	392,190
10,300	Smithfield Foods, Inc.*	156,457
		548,647
Food – Retail – 0.3%
76,500	Whole Foods Market, Inc.*	2,099,925
Food – Wholesale/Distribution – 0.1%
14,800	Sysco Corp.	413,512
Gold Mining – 0.5%
91,400	Newmont Mining Corp.	4,324,134
Hospital Beds and Equipment – 0.2%
8,700	Hill-Rom Holdings, Inc.	208,713
28,000	Kinetic Concepts, Inc.*	1,054,200
		1,262,913
Hotels and Motels – 0.3%
87,498	Marriott International, Inc. – Class A	2,384,321
8,600	Starwood Hotels & Resorts Worldwide, Inc.	314,502
		2,698,823
Human Resources – 0.1%
30,700	Monster Worldwide, Inc.*	534,180
Independent Power Producer – 0%
1,500	Calpine Corp.*	16,500
Industrial Audio and Video Products – 0.2%
42,400	Dolby Laboratories, Inc.*	2,023,752
Industrial Automation and Robotics – 0.1%
14,100	Rockwell Automation, Inc.	662,418
Industrial Gases – 0.8%
67,700	Air Products & Chemicals, Inc.	5,487,762
21,200	Praxair, Inc.	1,702,572
		7,190,334
Instruments – Controls – 0%
1,800	Mettler-Toledo International, Inc.*	188,982
Instruments – Scientific – 0.2%
20,300	PerkinElmer, Inc.	417,977
16,700	Thermo Fisher Scientific, Inc.*	796,423
6,300	Waters Corp.*	390,348
		1,604,748
Internet Content – Information/News – 0.1%
16,988	WebMD Health Corp*	653,868
Internet Infrastructure Software – 0.1%
8,000	Akamai Technologies, Inc.*	202,640
8,000	F5 Networks, Inc.*	423,840
		626,480
Internet Security – 0.1%
5,600	McAfee, Inc.*	227,192
32,000	VeriSign, Inc.*	775,680
		1,002,872
Investment Management and Advisory Services – 0.2%
38,700	Federated Investors, Inc. – Class B	1,064,250
1,800	Franklin Resources, Inc.	189,630
12,000	Waddell & Reed Financial, Inc. – Class A	366,480
		1,620,360
Leisure and Recreation Products – 0.1%
27,700	WMS Industries, Inc.*	1,108,000
Life and Health Insurance – 0.2%
9,500	AFLAC, Inc.	439,375
14,200	Lincoln National Corp.	353,296
34,800	Principal Financial Group, Inc.	836,592
6,900	Prudential Financial, Inc.	343,344
		1,972,607
Machinery – Construction and Mining – 0.1%
16,400	Caterpillar, Inc.	934,636
Machinery – Farm – 0.4%
62,100	Deere & Co.	3,358,989
Machinery – Print Trade – 0.2%
74,100	Zebra Technologies Corp.*	2,101,476
Machinery – Pumps – 0%
3,800	Flowserve Corp.	359,214

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 21

INTECH Risk-Managed Growth Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Medical – Biomedical and Genetic – 1.7%
3,100	Amgen, Inc.*	$175,367
12,400	Amylin Pharmaceuticals, Inc.*	175,956
20,200	Biogen Idec, Inc.*	1,080,700
6,000	Celgene Corp.*	334,080
53,300	Charles River Laboratories International, Inc.*	1,795,677
62,300	Dendreon Corp.*	1,637,244
78,200	Gilead Sciences, Inc.*	3,384,496
90,600	Life Technologies Corp.*	4,732,038
13,100	Millipore Corp.*	947,785
		14,263,343
Medical – Drugs – 3.4%
170,400	Abbott Laboratories	9,199,896
50,200	Allergan, Inc.	3,163,102
310,800	Bristol-Myers Squibb Co.	7,847,700
251,820	Merck & Co., Inc.	9,201,503
		29,412,201
Medical – Generic Drugs – 0.7%
320,500	Mylan, Inc.*	5,906,815
Medical – HMO – 0.4%
700	Aetna, Inc.	22,190
6,600	CIGNA Corp.	232,782
48,300	Coventry Health Care, Inc.*	1,173,207
3,400	Humana, Inc.*	149,226
25,900	WellPoint, Inc.*	1,509,711
		3,087,116
Medical – Hospitals – 0.2%
11,000	Community Health Systems, Inc.*	391,600
129,600	Tenet Healthcare Corp.*	698,544
6,000	Universal Health Services, Inc. – Class B	183,000
		1,273,144
Medical – Wholesale Drug Distributors – 0.5%
115,700	AmerisourceBergen Corp.	3,016,299
18,800	McKesson Corp.	1,175,000
		4,191,299
Medical Information Systems – 0.3%
13,100	Allscripts Healthcare Solutions, Inc.*	265,013
32,400	Cerner Corp.*	2,671,056
		2,936,069
Medical Instruments – 0.7%
16,500	Beckman Coulter, Inc.	1,079,760
139,900	Boston Scientific Corp.*	1,259,100
6,300	Edwards Lifesciences Corp.*	547,155
2,200	Intuitive Surgical, Inc.*	667,304
31,200	Medtronic, Inc.	1,372,176
31,000	St. Jude Medical, Inc.*	1,140,180
		6,065,675
Medical Labs and Testing Services – 0.2%
20,100	Covance, Inc.*	1,096,857
7,500	Laboratory Corp. of America Holdings*	561,300
		1,658,157
Medical Products – 1.5%
27,100	Baxter International, Inc.	1,590,228
11,400	Becton, Dickinson and Co.	899,004
13,300	Henry Schein, Inc.*	699,580
43,700	Hospira, Inc.*	2,228,700
102,700	Johnson & Johnson	6,614,907
8,700	Stryker Corp.	438,219
		12,470,638
Metal – Aluminum – 0%
17,000	Alcoa, Inc.	274,040
Metal – Copper – 0.1%
15,600	Southern Copper Corp.	513,396
Metal Processors and Fabricators – 0.2%
18,300	Precision Castparts Corp.	2,019,405
Multi-Line Insurance – 0.3%
61,600	American International Group, Inc.*	1,846,768
42,500	Genworth Financial, Inc. – Class A*	482,375
		2,329,143
Multimedia – 0.7%
33,400	FactSet Research Systems, Inc.	2,200,058
121,700	McGraw-Hill Cos., Inc.	4,078,167
		6,278,225
Networking Products – 3.0%
1,073,700	Cisco Systems, Inc.*	25,704,378
Oil – Field Services – 0.6%
10,900	Exterran Holdings, Inc.*	233,805
11,300	Oceaneering International, Inc.*	661,276
67,900	Schlumberger, Ltd. (U.S. Shares)	4,419,611
		5,314,692
Oil and Gas Drilling – 0.2%
5,700	Atwood Oceanics, Inc.*	204,345
6,000	Diamond Offshore Drilling, Inc.	590,520
8,500	Helmerich & Payne, Inc.	338,980
6,000	Pride International, Inc.*	191,460
		1,325,305
Oil Companies – Exploration and Production – 1.5%
219,700	EQT Corp.	9,649,224
7,000	Plains Exploration & Production Co.*	193,620
22,400	Range Resources Corp.	1,116,640
35,600	Southwestern Energy Co.*	1,715,920
		12,675,404
Oil Companies – Integrated – 1.7%
213,300	Exxon Mobil Corp.	14,544,927
Oil Field Machinery and Equipment – 0.2%
11,700	Cameron International Corp.*	489,060
30,500	Dresser-Rand Group, Inc.*	964,105
4,500	FMC Technologies, Inc.*	260,280
		1,713,445
Oil Refining and Marketing – 0.1%
9,600	Frontier Oil Corp.	115,584
20,000	Tesoro Corp.	271,000
		386,584
Pharmacy Services – 0.5%
2,000	Express Scripts, Inc. – Class A*	172,900
60,666	Medco Health Solutions, Inc.*	3,877,164
		4,050,064
Physical Practice Management – 0.1%
20,200	Mednax, Inc.*	1,214,222

See Notes to Schedules of Investments and Financial Statements.

22 | DECEMBER 31, 2009

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Pipelines – 0.1%
49,000	El Paso Corp.	$481,670
Printing – Commercial – 0.1%
51,500	R.R. Donnelley & Sons Co.	1,146,905
Private Corrections – 0%
7,900	Corrections Corporation of America*	193,945
Property and Casualty Insurance – 0.1%
28,800	Fidelity National Financial, Inc. – Class A	387,648
Protection – Safety – 0.3%
73,500	Brinks Co.*	2,399,040
Quarrying – 0.1%
6,100	Compass Minerals International, Inc.	409,859
Real Estate Management/Services – 0%
16,300	CB Richard Ellis Group, Inc. – Class A*	221,191
Real Estate Operating/Development – 0.1%
14,400	St. Joe Co.*	416,016
REIT – Storage – 0%
1,400	Public Storage	114,030
Respiratory Products – 0.2%
34,000	ResMed, Inc.*	1,777,180
Retail – Apparel and Shoe – 1.5%
26,600	Abercrombie & Fitch Co. – Class A	927,010
15,600	Aeropostale, Inc.*	531,180
160,100	American Eagle Outfitters, Inc.	2,718,498
2,600	Chico’s FAS, Inc.*	36,530
44,500	Foot Locker, Inc.	495,730
7,700	Gap, Inc.	161,315
20,600	Limited Brands, Inc.	396,344
9,600	Nordstrom, Inc.	360,768
11,600	Phillips-Van Heusen Corp.	471,888
125,200	Ross Stores, Inc.	5,347,292
38,200	Urban Outfitters, Inc.*	1,336,618
		12,783,173
Retail – Auto Parts – 2.4%
119,600	Advance Auto Parts, Inc.	4,841,408
42,600	AutoZone, Inc.*	6,733,782
204,300	O’Reilly Automotive, Inc.*	7,787,916
		19,363,106
Retail – Automobile – 0.4%
127,100	Carmax, Inc.*	3,082,175
Retail – Bedding – 0.3%
56,700	Bed Bath & Beyond, Inc.*	2,190,321
Retail – Building Products – 0.1%
41,800	Home Depot, Inc.	1,209,274
Retail – Catalog Shopping – 0%
4,100	MSC Industrial Direct Co. – Class A	192,700
Retail – Consumer Electronics – 0.7%
154,900	Best Buy Co., Inc.	6,112,354
Retail – Discount – 2.5%
12,700	Dollar Tree, Inc.*	613,410
5,800	Family Dollar Stores, Inc.	161,414
21,700	Target Corp.	1,049,629
348,600	Wal-Mart Stores, Inc.	18,632,670
		20,457,123
Retail – Drug Store – 0.5%
28,346	CVS Caremark Corp.	913,025
92,800	Walgreen Co.	3,407,616
		4,320,641
Retail – Jewelry – 0%
4,600	Tiffany & Co.	197,800
Retail – Mail Order – 0%
12,300	Williams-Sonoma, Inc.	255,594
Retail – Major Department Stores – 0.3%
73,900	TJX Cos., Inc.	2,701,045
Retail – Office Supplies – 0%
10,900	Staples, Inc.	268,031
Retail – Regional Department Stores – 0.7%
108,400	Kohl’s Corp.*	5,846,012
Retail – Restaurants – 3.2%
11,100	Brinker International, Inc.	165,612
41,900	Chipotle Mexican Grill, Inc. – Class A*	3,693,904
110,300	Darden Restaurants, Inc.	3,868,221
167,100	McDonald’s Corp.	10,433,724
185,000	Starbucks Corp.*	4,266,100
97,200	Wendy’s/Arby’s Group, Inc.	455,868
133,200	Yum! Brands, Inc.	4,658,004
		27,541,433
Retail – Sporting Goods – 0.1%
25,700	Dick’s Sporting Goods, Inc.*	639,159
Schools – 0%
10,300	Career Education Corp.*	240,093
Semiconductor Components/Integrated Circuits – 0.6%
114,400	Analog Devices, Inc.	3,612,752
17,900	Linear Technology Corp.	546,666
24,700	Marvell Technology Group, Ltd.*	512,525
40,600	Maxim Integrated Products	824,180
		5,496,123
Semiconductor Equipment – 0.3%
87,700	Novellus Systems, Inc.*	2,046,918
58,300	Teradyne, Inc.*	625,559
		2,672,477
Software Tools – 0.1%
11,100	VMware, Inc. – Class A*	470,418
Super-Regional Banks – 0.1%
16,500	Capital One Financial Corp.	632,610
9,500	Wells Fargo & Co.	256,405
		889,015
Telecommunication Equipment – Fiber Optics – 0.4%
182,000	Corning, Inc.	3,514,420
Telecommunication Services – 0.1%
9,300	NeuStar, Inc. – Class A*	214,272
20,100	tw telecom, inc. – Class A*	344,514
		558,786
Tobacco – 3.1%
373,400	Altria Group, Inc.	7,329,842
44,200	Lorillard, Inc.	3,546,166
323,700	Philip Morris International, Inc.	15,599,103
		26,475,111

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 23

INTECH Risk-Managed Growth Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Toys – 0.1%
4,200	Marvel Entertainment, Inc.*	$227,136
21,900	Mattel, Inc.	437,562
		664,698
Transportation – Marine – 0%
6,600	Kirby Corp.*	229,878
Transportation – Railroad – 0%
5,900	Kansas City Southern*	196,411
2,000	Union Pacific Corp.	127,800
		324,211
Transportation – Services – 0%
1,000	Expeditors International of Washington, Inc.	34,730
Transportation – Truck – 0.1%
6,300	Con-way, Inc.	219,933
10,800	J.B. Hunt Transport Services, Inc.	348,516
		568,449
Veterinary Diagnostics – 0.1%
20,900	VCA Antech, Inc.*	520,828
Vitamins and Nutrition Products – 0.2%
15,000	Herbalife, Ltd.	608,550
29,100	NBTY, Inc.*	1,267,014
		1,875,564
Water Treatment Systems – 0.1%
24,200	Nalco Holding Co.	617,342
Web Portals/Internet Service Providers – 3.1%
33,600	Google, Inc. – Class A*	20,831,328
316,200	Yahoo!, Inc.*	5,305,836
		26,137,164
Wireless Equipment – 2.0%
44,100	Crown Castle International Corp.*	1,721,664
101,400	Motorola, Inc.*	786,864
300,900	QUALCOMM, Inc.	13,919,634
25,300	SBA Communications Corp. – Class A*	864,248
		17,292,410
X-Ray Equipment – 0%
16,900	Hologic, Inc.*	245,050

Total Investments (total cost $737,998,745) – 99.8%		851,982,813

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		1,940,547

Net Assets – 100%		$853,923,360

Summary of Investments by Country – Long Positions

		% of Investment
Country	Value	Securities

Bermuda	$512,525	0.1%
Cayman Islands	1,001,454	0.1%
Netherlands Antilles	4,419,611	0.5%
United States	846,049,223	99.3%

Total	$851,982,813	100.0%

See Notes to Schedules of Investments and Financial Statements.

24 | DECEMBER 31, 2009

INTECH Risk-Managed International Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
Managed by INTECH Investment Management LLC

Performance Overview

For the five-month period ended December 31, 2009, INTECH Risk-Managed International Fund returned 9.29% for its Class I Shares. This compares to the 11.86% return posted by the MSCI EAFE® Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

INTECH’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the MSCI EAFE® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any stock in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 22 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the MSCI EAFE® Index over the long term, while attempting to manage risk relative to the benchmark. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over the long term. Risk management remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in INTECH Risk-Managed International Fund.

Janus Risk-Managed Funds | 25

INTECH Risk-Managed International Fund (unaudited)

INTECH Risk-Managed International Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2009

BP PLC Oil Companies – Integrated	1.4%
Banco Santander Central Hispano S.A. Commercial Banks	1.2%
HSBC Holdings PLC Diversified Banking Institutions	0.9%
GlaxoSmithKline PLC Medical – Drugs	0.9%
Banco Bilbao Vizcaya Argentaria S.A. Commercial Banks	0.9%

5.3%

Asset Allocation – (% of Net Assets)
As of December 31, 2009

* Includes Cash and Cash Equivalents of (0.2)%.

Emerging markets comprised 0.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2009

As of July 31, 2009

26 | DECEMBER 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009				Expense Ratios – estimated for the fiscal year
	Five-Month
	Period Ended	One	Since	Total Annual Fund	Net Annual Fund
	12/31/09	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Risk-Managed International Fund – Class A Shares

NAV	9.13%	25.54%	–9.80%	6.45%	1.25%

MOP	2.86%	18.39%	–11.79%

INTECH Risk-Managed International Fund – Class C Shares

NAV	9.12%	25.72%	–10.17%	7.20%	2.00%

CDSC	8.03%	24.50%	–10.17%

INTECH Risk-Managed International Fund – Class I Shares	9.29%	25.53%	–9.67%	6.34%	1.00%

INTECH Risk-Managed International Fund – Class S Shares	9.28%	25.72%	–9.89%	6.66%	1.50%

INTECH Risk-Managed International Fund – Class T Shares	9.14%	23.04%	–12.21%	6.45%	1.25%

Morgan Stanley Capital International EAFE® Index	11.86%	31.78%	–9.66%

Lipper Quartile – Class I Shares	–	4th	3rd

Lipper Ranking – Class I Shares based on total returns for International Funds	–	1,019/1,275	551/1,025

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Risk-Managed Funds | 27

INTECH Risk-Managed International Fund (unaudited)

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s fee waiver exceeded the investment advisory fee for the period presented so the Fund did not pay Janus Capital any investment advisory fees (net of waivers).

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings, and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Adviser INTECH Risk-Managed International Fund merged into INTECH Risk-Managed International Fund.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser INTECH Risk-Managed International Fund (the “JAD predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, net of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into the Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class I Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

28 | DECEMBER 31, 2009

(unaudited)

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date — May 2, 2007

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,091.30	$4.91

Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,091.20	$5.00

Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,092.90	$4.74

Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,092.80	$4.91

Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,091.40	$3.11

Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.62

†	Expenses are equal to the annualized expense ratio of 1.12% for Class A Shares, 1.14% for Class C Shares, 1.08% for Class I Shares, 1.12% for Class S Shares and 0.71% for Class T Shares, multiplied by the average account value over the period, multiplied by 153/365 (to reflect a five-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

Janus Risk-Managed Funds | 29

INTECH Risk-Managed International Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Common Stock – 99.4%
Advertising Services – 0.7%
1,100	Dentsu, Inc.	$25,330
40	Hakuhodo DY Holdings, Inc.	1,933
69	JC Decaux S.A.*	1,674
813	Publicis Groupe	33,005
		61,942
Aerospace and Defense – 0.5%
4,947	Rolls-Royce Group PLC*	38,591
Aerospace and Defense – Equipment – 0.1%
1,298	Cobham PLC	5,230
Agricultural Chemicals – 0%
3	Syngenta A.G.	841
Agricultural Operations – 0.5%
9,000	Wilmar International, Ltd.	40,881
Airlines – 0.2%
1,220	British Airways PLC*	3,638
1,000	Cathay Pacific Airways, Ltd.*	1,853
148	Groupe Air France*	2,309
2,944	Qantas Airways, Ltd.	7,832
340	Singapore Airlines, Ltd.	3,593
		19,225
Airport Development – Maintenance – 0%
38	Aeroports de Paris	3,059
Apparel Manufacturers – 0.7%
1,164	Billabong International, Ltd.	11,327
2,974	Burberry Group PLC	28,503
194	Christian Dior	19,954
9	Hermes International	1,198
		60,982
Appliances – 0.5%
1,936	Electrolux A.B.*	45,544
Applications Software – 0.2%
3,538	Sage Group PLC	12,556
Athletic Footwear – 0.3%
123	Adidas A.G.	6,646
36	Puma A.G. Rudolf Dassler Sport	11,931
2,000	Yue Yuen Industrial Holdings, Ltd.	5,776
		24,353
Automotive – Cars and Light Trucks – 1.5%
369	Bayerische Motoren Werke A.G.	16,788
49	Daimler A.G.	2,620
901	Fiat S.P.A.*	13,123
200	Honda Motor Co., Ltd.	6,766
1,000	Isuzu Motors, Ltd.	1,869
3,400	Nissan Motor Co., Ltd.*	29,733
61	PSA Peugeot Citroen*	2,045
800	Suzuki Motor Corp.	19,656
700	Toyota Motor Corp.	29,428
261	Volvo A.B. – Class A	2,214
439	Volvo A.B. – Class B	3,749
		127,991
Automotive – Truck Parts and Equipment – Original – 1.1%
100	Aisin Seiki Co., Ltd.	2,860
400	Denso Corp.	11,995
200	JTEKT Corp.	2,557
1,000	NHK Spring Co., Ltd.	9,279
400	NOK Corporation	5,523
1,000	Stanley Electric Co., Ltd.	20,121
1,300	Sumitomo Electric Industries, Ltd.	16,123
500	Toyoda Gosei Company, Ltd.	15,056
500	Toyota Boshoku, Corp.	11,115
		94,629
Batteries and Battery Systems – 0.1%
1,000	GS Yuasa Corp.	7,343
Beverages – Non-Alcoholic – 0.5%
2,967	Coca-Cola Amatil, Ltd.	30,603
323	Coca-Cola Hellenic Bottling Company S.A.	7,364
300	Ito En, Ltd.	4,502
		42,469
Beverages – Wine and Spirits – 0.2%
768	Diageo PLC	13,388
59	Pernod-Ricard S.A.	5,068
		18,456
Brewery – 2.3%
524	Anheuser-Busch InBev N.V.	27,092
700	Asahi Breweries, Ltd.	12,845
285	Carlsberg A/S – Class B	21,053
2,485	Foster’s Group, Ltd.	12,240
2,000	Fraser and Neave, Ltd.	5,949
355	Heineken Holding NV	14,884
404	Heineken N.V.	19,157
1,000	Kirin Holdings Co., Ltd.	15,952
2,035	SABMiller PLC	59,652
		188,824
Building – Heavy Construction – 0.8%
305	ACS Actividades de Construccion y Servicios S.A.	15,175
61	Fomento de Construcciones y Contratas S.A.	2,560
730	Sacyr Vallehermoso S.A.	8,328
1,408	Skanska A.B. – Class B	24,015
308	Vinci S.A.	17,264
		67,342
Building – Residential and Commercial – 0.1%
1,000	Daiwa House Industry Co., Ltd.	10,706
Building and Construction – Miscellaneous – 0.7%
1,397	Cintra Concesiones de Infraestructuras de Transporte S.A.	16,327
78	Eiffage SA	4,410
211	Hochtief A.G.	16,136
178	Koninklijke Boskalis Westminster N.V.	6,860
454	Leighton Holdings, Ltd.	15,355
		59,088
Building and Construction Products – Miscellaneous – 1.3%
104	Cie de Saint-Gobain	5,587
4,780	Fletcher Building, Ltd.	27,638
226	Geberit A.G.	40,069
900	JS Group Corp.	15,494
2,000	Panasonic Electric Works Co., Ltd.	24,058
		112,846
Building Products – Air and Heating – 0.1%
200	Rinnai Corp.	9,625

See Notes to Schedules of Investments and Financial Statements.

30 | DECEMBER 31, 2009

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Building Products – Cement and Aggregate – 1.3%
2,270	Boral, Ltd.	$12,007
1,176	Cimpor-Cimentos de Portugal	10,844
59	CRH PLC	1,599
213	HeidelbergCement A.G.	14,662
295	Holcim, Ltd.*	22,889
2,647	James Hardie Industries N.V.*	19,977
127	Lafarge S.A.	10,452
480	Titan Cement Co. S.A.	13,914
		106,344
Building Products – Doors and Windows – 0.2%
2,000	Asahi Glass Co., Ltd.	18,747
Cable Television – 0.2%
1,368	British Sky Broadcasting Group PLC	12,318
5	Jupiter Telecommunications Co., Ltd.	4,957
		17,275
Capacitors – 0%
200	Mitsumi Electric Co., Ltd.	3,521
Casino Hotels – 0.2%
1,778	Crown, Ltd.	12,742
1,700	Sands China, Ltd.*	2,074
		14,816
Casino Services – 0.1%
986	Aristocrat Leisure, Ltd.	3,523
100	Sankyo Co., Ltd.	4,984
		8,507
Cellular Telecommunications – 0.5%
19,634	Vodafone Group PLC	45,449
Chemicals – Diversified – 2.5%
199	Akzo Nobel N.V.	13,126
1,000	Asahi Kasei Corp.	5,000
803	BASF S.E.	49,845
235	Bayer A.G.	18,796
4,000	Denki Kagaku Kogyo Kabushiki Kaisha	17,898
900	Hitachi Chemical Co., Ltd.	18,127
38	Johnson Matthey PLC	938
1,000	Kaneka Corp.	6,348
319	Koninklijke DSM N.V.	15,652
1,000	Nissan Chemical Industries, Ltd.	14,249
700	Nitto Denko Corp.	24,960
100	Shin-Etsu Chemical Co., Ltd.	5,640
2,000	Showa Denko K.K.	3,991
47	Solvay S.A.	5,071
34	Wacker Chemie A.G.	5,934
		205,575
Chemicals – Specialty – 0.1%
2,000	Daicel Chemical Industries, Ltd.	11,685
Circuit Boards – 0.1%
200	Ibiden Co., Ltd.	7,127
Coatings and Paint Products – 0.2%
2,000	Kansai Paint Co., Ltd.	16,616
Commercial Banks – 11.0%
1,000	77 Bank, Ltd.	5,295
1,172	Alpha Bank A.E.*	13,569
2,214	Australia and New Zealand Banking Group, Ltd.	45,088
1,254	Banca Monte dei Paschi di Siena S.P.A.	2,197
790	Banca Popolare di Milano Scarl	5,608
4,159	Banco Bilbao Vizcaya Argentaria S.A.	75,393
9,087	Banco Comercial Portugues S.A.*	10,914
1,044	Banco Espirito Santo S.A.	6,791
1,194	Banco Popular Espanol S.A.	8,724
6,147	Banco Santander Central Hispano S.A.	101,067
3,902	Bank of Cyprus Public Co., Ltd.	27,219
3,600	Bank of East Asia, Ltd.	14,134
1,189	Bankinter S.A.	12,094
823	Bendigo and Adelaide Bank, Ltd.	7,222
14,500	BOC Hong Kong Holdings, Ltd.	32,610
1,000	Chiba Bank, Ltd	5,971
412	Commerzbank A.G.*	3,457
1,429	Commonwealth Bank of Australia	69,747
1,222	Danske Bank A/S*	27,852
1,000	DBS Group Holdings, Ltd.	10,883
2,800	Den Norske Bank A.S.A.*	30,476
474	Deutsche Postbank AG*	15,500
1,002	Dexia S.A.*	6,308
1,131	EFG Eurobank Ergasias*	12,552
298	Erste Group Bank A.G.	11,054
4,202	Fortis*	15,579
1,000	Fukuoka Financial Group, Inc.	3,472
1,000	Hokuhoku Financial Group, Inc.	2,036
1,249	Intesa Sanpaolo RNC	4,174
1,578	Intesa Sanpaolo S.P.A.*	7,076
47	KBC Groep N.V.*	2,037
1,572	Lloyds Banking Group PLC	1,262
2,365	National Australia Bank, Ltd.	57,603
426	National Bank of Greece S.A.*	10,871
1,000	Nishin-Nippon City Bank, Ltd.	2,444
2,520	Nordea Bank A.B.	25,587
5,000	Oversea-Chinese Banking Corp., Ltd.	32,214
1,685	Piraeus Bank S.A.*	19,240
103	Raiffeisen International Bank-Holding A.G.	5,834
3,600	Senshu Ikeda Holdings, Inc.*	13,101
264	Skandinaviska Enskilda Banken A.B.*	1,627
1,018	Sparbanken Sverige A.B. – Class A*	10,150
992	Standard Chartered PLC	24,833
1,913	Suncorp-Metway, Ltd.	14,786
942	Svenska Handelsbanken A.B. – Class A	27,002
1,000	United Overseas Bank, Ltd.	13,929
2,448	Westpac Banking Corp.	55,155
500	Wing Hang Bank, Ltd.	4,646
		916,383
Commercial Services – 0%
1	SGS S.A.	1,303
Commercial Services – Finance – 0.4%
3,658	Experian PLC	36,148
Computer Aided Design – 0.1%
75	Dassault Systemes S.A.	4,272
Computer Services – 0.6%
270	Atos Origin S.A.*	12,302
44	Cap Gemini S.A.	1,994
3,456	Computershare, Ltd.	35,274
		49,570

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 31

INTECH Risk-Managed International Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Computers – Integrated Systems – 0.1%
1,000	Fujitsu, Ltd.	$6,435
10	Obic Co Ltd.	1,632
		8,067
Computers – Memory Devices – 0.2%
300	TDK Corp.	18,304
Consulting Services – 0.1%
1,143	Serco Group PLC	9,714
Consumer Products – Miscellaneous – 0%
276	Husqvarna A.B.*	2,042
Containers – Metal and Glass – 0.1%
300	Toyo Seikan Kaisha, Ltd.	4,542
Containers – Paper and Plastic – 0.4%
5,185	Amcor, Ltd.	28,913
Cosmetics and Toiletries – 0.5%
97	Beiersdorf A.G.	6,380
100	Kao Corp.	2,336
125	L’Oreal S.A.	13,888
200	Shiseido Company, Ltd.	3,836
200	Unicharm Corp.	18,734
		45,174
Cruise Lines – 0.2%
548	Carnival PLC*	18,706
Diagnostic Kits – 0.1%
188	QIAGEN N.V.*	4,203
Dialysis Centers – 0%
66	Fresenius Medical Care A.G. & Co. KGaA	3,497
Distribution/Wholesale – 0.3%
1,000	Jardine Cycle & Carriage, Ltd.	19,099
2,000	Li & Fung, Ltd.	8,231
		27,330
Diversified Banking Institutions – 3.5%
2,948	Barclays PLC	12,986
354	BNP Paribas	27,956
1,455	Credit Agricole S.A.	25,384
1,040	Credit Suisse Group A.G.	51,269
409	Deutsche Bank A.G.	28,849
6,898	HSBC Holdings PLC	78,694
88	Julius Baer Group, Ltd.	3,076
2,988	Natixis*	14,885
6,466	Royal Bank of Scotland Group PLC*	3,032
248	Societe Generale – Class A	17,172
654	UBS A.G.*	10,056
5,232	UniCredit S.P.A.*	17,416
		290,775
Diversified Financial Services – 0.3%
1,502	Criteria Caixacorp S.A.	7,103
2,759	Investec PLC	18,906
		26,009
Diversified Minerals – 1.4%
182	Angiodynamics, Inc.*	7,874
300	BHP Billiton PLC	9,579
969	BHP Billiton, Ltd.	37,143
1,000	Dowa Holdings Co., Ltd.	5,553
21,749	Oxiana, Ltd.*	22,763
2,000	Sumitomo Metal Mining Co., Ltd.	29,500
102	Xstrata PLC*	1,796
		114,208
Diversified Operations – 1.7%
2,312	CSR Limited	3,722
102	Exor S.P.A.	1,974
3,392	Invensys PLC	16,245
2,000	Keppel Corp., Ltd.	11,648
236	LVMH Moet Hennessy Louis Vuitton S.A.	26,518
266	Siemens A.G.	24,416
277	Smiths Group PLC	4,531
2,000	Swire Pacific, Ltd. – Class A	24,109
978	Tomkins PLC	3,018
5,000	Wharf Holdings, Ltd.	28,590
		144,771
Diversified Operations – Commercial Services – 0.1%
1,133	Brambles, Ltd.	6,870
466	Bunzl PLC	5,050
		11,920
E-Commerce/Services – 0.1%
12	Rakuten, Inc.	9,127
Electric – Distribution – 0.1%
507	AGL Energy, Ltd.	6,384
Electric – Integrated – 0.6%
389	E.ON A.G.	16,251
2,251	Enel S.P.A.	13,081
409	Energias de Portugal S.A.	1,812
81	GDF Suez	3,517
372	Iberdrola S.A.	3,544
143	RWE A.G.	13,906
		52,111
Electric – Transmission – 0.2%
262	National Grid PLC	2,863
23	Red Electrica Corp. S.A.	1,276
1,927	Terna Rete Elettrica Nazionale S.P.A.	8,297
		12,436
Electric Products – Miscellaneous – 0.3%
700	Brother Industries, Ltd.	8,002
347	Legrand S.A.	9,682
4,000	SANYO Electric Co., Ltd.*	7,348
		25,032
Electronic Components – Miscellaneous – 1.7%
400	Hoya Corp.	10,611
210	Koninklijke Philips Electronics N.V.	6,223
100	Kyocera Corp.	8,825
100	Murata Manufacturing Co., Ltd.	4,941
2,000	NGK Insulators, Ltd.	43,543
300	Nidec Corp.	27,601
1,000	Nippon Electric Glass Co, Ltd.	13,650
1,000	Toshiba Corp.	5,518
2,000	Yaskawa Electirc Corp.	16,666
		137,578
Electronic Components – Semiconductors – 0.9%
200	Elpida Memory, Inc.*	3,264
2,490	Infineon Technologies A.G.*	13,756
500	Rohm Co., Ltd.	32,489
200	Shinko Electric Industries	2,884

See Notes to Schedules of Investments and Financial Statements.

32 | DECEMBER 31, 2009

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Electronic Components – Semiconductors – (continued)
1,558	STMicroelectronics N.V.	$14,137
400	Sumco Corp.	7,040
		73,570
Electronic Measuring Instruments – 0.3%
300	Advantest Corp.	7,799
1,700	Yokogawa Electric Corp.	14,884
		22,683
Energy – Alternate Sources – 0.1%
896	EDP Renovaveis S.A.*	8,476
Engineering – Research and Development Services – 0.3%
257	ABB, Ltd.*	4,920
1,000	Singapore Technologies Engineering, Ltd.	2,301
834	WorleyParsons, Ltd.	21,624
		28,845
Enterprise Software/Services – 0.5%
535	Autonomy Corp. PLC*	13,040
400	Nomura Research Institute, Ltd.	7,839
100	Oracle Corp. Japan	4,145
345	SAP A.G.	16,284
		41,308
Finance – Investment Bankers/Brokers – 0.8%
1,068	ICAP PLC	7,399
510	Macquarie Bank, Ltd.	21,855
1,698	Mediobanca S.P.A.*	20,161
5,000	Shinko Securities Co., Ltd.	14,975
		64,390
Finance – Leasing Companies – 0.1%
90	Orix Corp.	6,124
Finance – Other Services – 1.1%
228	ASX, Ltd.	7,108
29	Deutsche Boerse A.G.	2,413
2,600	Hong Kong Exchanges & Clearing, Ltd.	46,284
575	London Stock Exchange Group PLC	6,650
5,000	Singapore Exchange, Ltd.	29,500
		91,955
Food – Baking – 0.1%
111	ARYZTA AG	4,144
Food – Catering – 0.1%
982	Compass Group PLC	7,011
Food – Confectionery – 0.1%
3	Lindt & Spruengli A.G.	6,450
Food – Dairy Products – 0.7%
14,058	Parmalat S.P.A.	39,420
500	Yakult Honsha Co., Ltd.	15,063
		54,483
Food – Flour and Grain – 0.1%
500	Nisshin Seifun Group, Inc.	6,720
Food – Miscellaneous/Diversified – 2.5%
1,108	Associated British Foods PLC	14,698
1,785	Cadbury PLC	22,961
52	Groupe Danone	3,169
557	Kerry Group PLC	16,430
200	MEIJI Holdings Co., Ltd.	7,528
1,535	Nestle S.A.	74,644
100	Nissin Foods Holdings Co., Ltd.	3,260
1,185	Unilever N.V.	38,643
911	Unilever PLC	29,149
		210,482
Food – Retail – 1.5%
175	Carrefour S.A.	8,420
66	Delhaize Group	5,059
1,766	Jeronimo Martins SGPS S.A.	17,579
163	Metro A.G.	9,943
5,608	Tesco PLC	38,517
1,688	Woolworths, Ltd.	42,321
		121,839
Food – Wholesale/Distribution – 0.5%
555	Kesko, Ltd.	18,319
6,452	Metcash, Ltd.	25,849
		44,168
Gambling – Non-Hotel – 0%
434	TABCORP Holdings, Ltd.	2,694
Gas – Distribution – 0.2%
5,600	Hong Kong & China Gas Co., Ltd.	13,966
Gold Mining – 0.2%
42	Newcrest Mining, Ltd.	1,318
156	Randgold Resources, Ltd.	12,390
		13,708
Hotels and Motels – 0.4%
1,000	City Developments, Ltd.	8,165
1,612	Intercontinental Hotels Group PLC	23,059
		31,224
Human Resources – 0.9%
642	Adecco S.A.	35,477
797	Randstad Holding N.V.*	39,435
		74,912
Import/Export – 0.3%
1,000	Itochu Corp.	7,358
200	Mitsubishi Corp.	4,976
600	Toyota Tsusho Corp.	8,852
		21,186
Industrial Gases – 0.4%
43	Air Liquide S.A.	5,080
66	Linde A.G.	7,950
2,000	Taiyo Nippon Sanso Corp.	21,224
		34,254
Internet Financial Services – 0.1%
60	SBI Holdings, Inc.	10,670
Investment Companies – 0.3%
150	Eurazeo	10,475
195	Investor A.B. – Class B	3,613
1,287	Man Group PLC	6,328
4,383	Resolution, Ltd.	6,326
		26,742
Investment Management and Advisory Services – 0.1%
200	GAM Holding, Ltd.	2,436
377	Schroders PLC	8,044
		10,480

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 33

INTECH Risk-Managed International Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Leisure and Recreation Products – 0.1%
1,000	Sega Sammy Holdings, Inc.	$11,925
Life and Health Insurance – 1.0%
1,551	AMP, Ltd.	9,350
538	Aviva PLC	3,406
2,416	Legal & General Group PLC	3,108
1,969	Mediolanum S.P.A.	12,235
13,248	Old Mutual PLC*	23,125
1,545	Prudential PLC	15,733
151	Swiss Life Holdings*	19,145
		86,102
Lottery Services – 0.1%
1,816	Tatts Group, Ltd.	3,965
Machinery – Construction and Mining – 0.2%
298	Atlas Copco AB – Class A	4,365
156	Atlas Copco AB – Class B	2,028
300	Hitachi Construction Machinery Co., Ltd.	7,825
300	Komatsu, Ltd.	6,258
		20,476
Machinery – Electrical – 0.2%
120	Schindler Holding A.G.	9,106
125	Schindler Holding A.G.	9,598
		18,704
Machinery – Farm – 0.1%
1,000	Kubota Corp.	9,201
Machinery – General Industrial – 1.1%
7,000	Ishikawajima-Harima Heavy Industries Company, Ltd.*	11,102
912	Kone Oyj – Class B	39,008
101	MAN A.G.	7,872
764	Metso Corp.*	26,881
241	Zardoya Otis S.A.	4,701
		89,564
Medical – Drugs – 5.0%
100	Astellas Pharma, Inc.	3,727
1,576	AstraZeneca PLC	74,024
600	Chugai Pharmaceutical Co., Ltd.	11,185
1,300	Dainippon Sumitomo Pharma Co., Ltd.	13,584
100	Eisai Company, Ltd.	3,668
3,565	GlaxoSmithKline PLC	75,490
170	Ipsen	9,450
1,000	Kyowa Hakko Kogyo Co., Ltd.	10,526
860	Novartis A.G.	46,898
339	Novo Nordisk A/S	21,712
272	Roche Holding A.G.	46,314
648	Sanofi-Aventis S.A.	50,832
300	Santen Pharmaceutical Co., Ltd.	9,598
400	Shionogi & Co., Ltd.	8,656
454	Shire PLC	8,875
200	Tsumura & Co.	6,445
378	UCB S.A.	15,841
		416,825
Medical – Wholesale Drug Distributors – 0.1%
600	Mediceo Paltac Holdings Company, Ltd.	7,412
100	Suzuken Co., Ltd.	3,277
		10,689
Medical Instruments – 0.2%
728	Getinge A.B.	13,848
100	Sysmex Corp.	5,222
		19,070
Medical Labs and Testing Services – 0.1%
66	BioMerieux	7,682
Medical Products – 1.4%
292	Cochlear, Ltd.	18,048
642	Nobel Biocare Holding A.G.	21,506
456	Smith & Nephew PLC	4,681
363	Sonova Holding A.G.	43,934
41	Straumann Holding A.G.	11,567
100	Terumo Corp.	5,988
187	William Demant Holding*	14,106
		119,830
Metal – Aluminum – 0%
400	Norsk Hydro A.S.A.*	3,334
Metal – Copper – 0.7%
1,646	Antofagasta PLC	26,089
1,372	Kazakhmys PLC*	28,696
		54,785
Metal – Diversified – 0.7%
817	Eurasian Natural Resources Corporation	12,046
2,000	Mitsui Mining & Smelting Co., Ltd.*	5,179
124	Rio Tinto, Ltd.	8,212
121	Rio Tinto PLC*	6,519
571	Vedanta Resources PLC	23,591
		55,547
Metal – Iron – 0.1%
2,677	Fortescue Metals Group, Ltd.*	10,553
Metal Processors and Fabricators – 0.5%
1,291	Assa Abloy AB – Class B	24,778
225	Sims Metal Management, Ltd.	4,409
826	SKF A.B.	14,220
		43,407
Mining Services – 0.3%
1,062	Orica, Ltd.	24,639
MRI and Medical Diagnostic Imaging Center – 0.2%
1,408	Sonic Healthcare, Ltd.	19,410
Multi-Line Insurance – 1.3%
63	Allianz S.E.	7,848
411	Assicurazioni Generali S.P.A.	11,027
233	AXA S.A.	5,515
133	Baloise Holding A.G.	11,089
109	CNP Assurances	10,561
2,694	Mapfre S.A.	11,265
1,225	Sampo Oyj – Class A	29,751
283	Vienna Insurance Group	14,542
27	Zurich Financial Services A.G.	5,876
		107,474
Multimedia – 0.9%
251	Lagardere S.C.A.	10,135
660	Nikon, Corp.	14,822
2,393	Pearson PLC	34,389
1,293	WPP PLC	12,621
		71,967

See Notes to Schedules of Investments and Financial Statements.

34 | DECEMBER 31, 2009

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Non-Ferrous Metals – 0.1%
188	Energy Resources of Australia, Ltd.	$4,025
609	Paladin Resources, Ltd.*	2,262
		6,287
Office Automation and Equipment – 0.1%
200	Canon, Inc.	8,460
Office Supplies and Forms – 0.1%
74	Societe BIC S.A.	5,125
Oil – Field Services – 1.0%
535	AMEC PLC	6,789
292	Fugro N.V.	16,687
1,619	Petrofac, Ltd.	26,950
210	Saipem S.P.A.	7,219
132	SBM Offshore N.V.	2,585
315	Technip S.A.	22,089
		82,319
Oil and Gas Drilling – 0.2%
600	Seadrill, Ltd.	15,238
Oil Companies – Exploration and Production – 1.0%
2,293	Arrow Energy, Ltd.*	8,496
278	Lundin Petroleum A.B.*	2,192
730	Origin Energy, Ltd.	10,970
2,209	Tullow Oil PLC	46,049
284	Woodside Petroleum, Ltd.	11,948
		79,655
Oil Companies – Integrated – 3.7%
325	BG Group PLC	5,818
11,675	BP PLC	112,869
818	ENI S.P.A.	20,841
752	Repsol YPF S.A.	20,092
1,729	Royal Dutch Shell PLC – Class A	52,184
1,178	Royal Dutch Shell PLC – Class B	34,314
58	StatoilHydro A.S.A.	1,451
927	Total S.A.	59,447
		307,016
Oil Refining and Marketing – 0.2%
464	Caltex Australia, Ltd.*	3,854
500	Nippon Mining Holdings, Inc.	2,142
1,000	Nippon Oil Corp.	4,633
400	Showa Shell Sekiyu K.K.	3,256
		13,885
Optical Supplies – 0.3%
288	Cie Generale d’Optique Essilor International S.A.	17,158
432	Luxottica Group S.P.A.	11,199
		28,357
Paper and Related Products – 0.6%
1,142	Stora Enso Oyj – Class R*	8,011
2,929	Svenska Cellulosa	39,214
540	UPM-Kymmene Oyj	6,427
		53,652
Photo Equipment and Supplies – 0.3%
300	Fuji Photo Film Company, Ltd.	8,968
100	Nikon Corp.	1,973
400	Olympus Corp.	12,860
		23,801
Power Converters and Power Supply Equipment – 0.2%
167	Schneider Electric S.A.	19,361
Printing – Commercial – 0.5%
2,000	Dai Nippon Printing Co., Ltd.	25,232
2,000	Toppan Printing Co., Ltd.	16,190
		41,422
Property and Casualty Insurance – 0.2%
491	Admiral Group PLC	9,363
332	QBE Insurance Group, Ltd.	7,585
		16,948
Public Thoroughfares – 0.8%
1,279	Abertis Infraestucturas S.A.	28,882
580	Atlantia S.P.A.	15,088
1,039	Brisa	10,624
1,610	Transurban Group	7,983
		62,577
Publishing – Newspapers – 0.3%
9,603	John Fairfax Holdings, Ltd.	14,826
4,000	Singapore Press Holdings, Ltd.	10,405
		25,231
Publishing – Periodicals – 0.1%
605	PagesJaunes S.A.	6,740
Real Estate Management/Services – 0.4%
1,391	IMMOEAST Immobilien Anlagen A.G.*	7,631
2,997	Lend Lease Corp., Ltd.	27,336
		34,967
Real Estate Operating/Development – 2.2%
3,000	CapitaLand, Ltd.	8,894
1,200	CapitaMalls Asia, Ltd.*	2,172
1,000	Cheng Kong Holdings, Ltd.	12,823
4,000	Chinese Estates Holdings, Ltd.	6,811
3,000	Hang Lung Group, Ltd.	14,841
4,000	Hang Lung Properties, Ltd.	15,627
4,000	Henderson Land Development Co., Ltd.	29,802
5,000	Hysan Development Co., Ltd.	14,157
5,000	Kerry Properties, Ltd.	25,245
13,000	New World Development, Ltd.	26,531
2,000	Sun Hung Kai Properties, Ltd.	29,675
		186,578
Reinsurance – 0.4%
155	Hannover Rueckversicherung A.G.*	7,281
91	Muenchener Rueckversicherungs A.G.	14,196
284	SCOR S.E.	7,099
142	Swiss Reinsurance	6,810
		35,386
REIT – Diversified – 1.4%
261	Corio N.V.	17,839
203	Fonciere Des Regions	20,776
71	Gecina S.A.	7,690
4,472	GPT Group	2,404
839	Hammerson PLC	5,695
594	Klepierre	24,182
411	Land Securities Group PLC	4,503
663	Segro PLC	3,658
1,531	Stockland	5,385

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 35

INTECH Risk-Managed International Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

REIT – Diversified – (continued)
97	Unibail-Rodamco	$21,369
		113,501
REIT – Shopping Centers – 0.3%
5,958	CFS Retail Property Trust	10,100
1	Japan Retail Fund Investment Corp.	4,479
616	Westfield Group	6,876
		21,455
Retail – Apparel and Shoe – 1.6%
585	Hennes & Mauritz A.B. – Class B	32,447
524	Inditex S.A.	32,493
1,485	Next PLC	49,491
200	Shimamura Co., Ltd.	19,037
		133,468
Retail – Automobile – 0.1%
110	USS Co., Ltd.	6,684
Retail – Building Products – 0.6%
13,576	Kingfisher PLC	49,747
Retail – Consumer Electronics – 0.1%
80	Yamada Denki Co., Ltd.	5,379
Retail – Discount – 0.2%
3,825	Harvey Norman Holdings, Ltd.	14,376
Retail – Home Furnishings – 0.2%
200	Nitori Company, Ltd.	14,890
Retail – Jewelry – 0.7%
300	Citizen Holding Co., Ltd.	1,708
452	Compagnie Financiere Richemont S.A.	15,138
92	Swatch Group A.G.	23,178
327	Swatch Group A.G.	15,650
		55,674
Retail – Major Department Stores – 1.0%
2,521	Home Retail Group PLC	11,487
700	Isetan Mitsukoshi Holdings, Ltd.	6,312
2,000	J. Front Retailing Co., Ltd.	8,817
5,301	Marks & Spencer Group PLC	34,377
200	Marui Group Co., Ltd.	1,227
192	PPR	23,024
		85,244
Retail – Miscellaneous/Diversified – 0.6%
963	Wesfarmers, Ltd.	26,799
964	Wesfarmers, Ltd.	26,828
		53,627
Retail – Restaurants – 0.4%
776	Autogrill S.P.A.*	9,767
877	Whitbread PLC	19,716
		29,483
Rubber – Tires – 0.3%
176	Compagnie Generale des Etablissements Michelin – Class B	13,510
325	Nokian Renkaat Oyj	7,891
200	Sumitomo Rubber Industries, Inc.	1,723
		23,124
Rubber and Vinyl – 0.3%
1,100	JSR Corp.	22,311
Satellite Telecommunications – 0.1%
242	Eutelsat Communications	7,770
357	Inmarsat PLC.	3,967
		11,737
Security Services – 0.1%
970	G4S PLC	4,052
100	Secom Co., Ltd.	4,733
		8,785
Semiconductor Equipment – 0.7%
1,400	ASM Pacific Technology, Ltd.	13,159
1,265	ASML Holding N.V.	43,057
100	Tokyo Electron, Ltd.	6,398
		62,614
Shipbuilding – 0.2%
4,000	Mitsui Engineering & Shipbuilding Co., Ltd.	9,572
5,000	Yangzijiang Shipbuilding Holdings, Ltd.	4,278
		13,850
Silver Mining – 0.2%
1,213	Fresnillo PLC	15,286
Soap and Cleaning Preparations – 0.5%
341	Henkel KGaA	15,240
555	Reckitt Benckiser Group PLC	30,057
		45,297
Steel – Producers – 0.3%
1,087	Acerinox S.A.	22,502
147	Voestapine A.G.	5,364
		27,866
Steel – Specialty – 0.1%
225	Outokumpu OYJ	4,234
Steel Pipe and Tube – 0.1%
228	TENARIS SA	4,879
14	Vallourec S.A.	2,548
		7,427
Telecommunication Equipment – 0.1%
2,983	Aclatel-Lucent*	9,998
Telecommunication Services – 0.9%
1,000	Singapore Telecommunications, Ltd.	2,204
725	Tele2 A.B. – Class B	11,132
8,132	Telecom Corporation of New Zealand, Ltd.	14,749
2,600	Telenor A.S.A.*	36,566
1,080	TeliaSonera A.B.	7,815
		72,466
Telephone – Integrated – 2.5%
11,175	BT Group PLC	24,187
193	Deutsche Telekom A.G.	2,852
212	Elisa Oyj*	4,847
93	France Telecom S.A.	2,324
1,559	Koninklijke KPN N.V.	26,463
1,686	Portugal Telecom SGPS S.A.	20,511
500	Softbank Corp.	11,693
85	Swisscom A.G.	32,444
2,900	Telecom Italia S.P.A.	4,501
2,691	Telefonica S.A.	75,058
634	Telstra Corp., Ltd.	1,945
		206,825

See Notes to Schedules of Investments and Financial Statements.

36 | DECEMBER 31, 2009

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Television – 0.7%
340	Gestevision Telecinco S.A.	$4,966
545	M6-Metropole Television	13,954
3,218	Mediaset S.P.A.	26,314
639	Societe Television Francaise 1	11,809
1,000	Television Broadcasts, Ltd.	4,798
		61,841
Textile – Products – 0.3%
1,000	Kuraray Co., Ltd.	11,712
2,000	Mitsubishi Rayon Co., Ltd.	8,007
1,000	Teijin, Ltd.	3,216
		22,935
Tobacco – 1.0%
1,793	British American Tobacco PLC	58,145
94	Imperial Tobacco Group PLC	2,961
1	Japan Tobacco, Inc.	3,376
709	Swedish Match A.B.	15,534
		80,016
Tools – Hand Held – 0%
100	Makita Corp.	3,405
Transportation – Marine – 0%
500	Orient Overseas International, Ltd.	2,321
Transportation – Railroad – 0.8%
100	East Japan Railway Co.	6,314
3,000	Keio Corp.	18,084
2,000	Keisei Electric Railway Co., Ltd.	10,936
5,000	MTR Corp.	17,175
1,000	Odakyu Electric Railway Co., Ltd.	7,668
1,000	Tobu Railway Co., Ltd.	5,216
		65,393
Transportation – Services – 0.9%
8,309	Asciano Group*	13,427
174	Deutsche Post A.G.	3,350
500	Firstgroup PLC	3,410
88	Koninklijke Vopak N.V.*	6,958
185	Kuehne + Nagel International A.G.	17,912
362	TNT N.V.	11,088
2,638	Toll Holdings, Ltd.	20,578
		76,723
Transportation – Truck – 0.4%
411	DSV A/S*	7,381
2,000	Yamato Holdings Co., Ltd.	27,670
		35,051
Venture Capital – 0%
385	3I Group PLC	1,740
Water – 0.1%
261	Suez Environment S.A.	6,034
152	Veolia Environnement	5,002
		11,036
Web Portals/Internet Service Providers – 0.1%
29	Iliad S.A.	3,457
436	United Internet A.G. Reg Shares*	5,770
		9,227
Wireless Equipment – 0%
282	Telefonaktiebolaget L.M. Ericsson – Class B	2,600

Total Common Stock (cost $7,108,381)		8,294,978

Preferred Stock – 0.8%
Automotive – Cars and Light Trucks – 0.3%
388	Bayerische Motoren Werke A.G.	12,771
115	Volkswagen A.G.	10,818
		23,589
Electric – Integrated – 0.2%
139	RWE A.G.	12,411
Soap and Cleaning Preparations – 0.3%
532	Henkel A.G. & Co., KGaA*	27,718

Total Preferred Stock (cost $59,431)		63,718

Warrant – 0%
203	Fonciere Des Regions (cost $0)	172

Money Market – 0.4%
34,000	Janus Cash Liquidity Fund LLC, 0% (cost $34,000)	34,000

Total Investments (total cost $7,201,812) – 100.6%		8,392,868

Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(50,637)

Net Assets – 100%		$8,342,231

Summary of Investments by Country – Long Positions

		% of Investment
Country	Value	Securities

Australia	$945,655	11.3%
Austria	44,426	0.5%
Belgium	76,986	0.9%
Bermuda	63,622	0.8%
Cayman Islands	15,233	0.2%
Cyprus	27,219	0.3%
Denmark	92,104	1.1%
Finland	160,191	1.9%
France	695,554	8.3%
Germany	434,086	5.2%
Greece	77,510	0.9%
Guernsey	6,326	0.1%
Hong Kong	331,622	3.9%
Ireland	18,029	0.2%
Italy	250,719	3.0%
Japan	1,394,899	16.6%
Jersey	96,984	1.1%
Luxembourg	4,878	0.1%
Netherlands	316,975	3.8%
New Zealand	42,387	0.5%
Norway	71,826	0.8%
Portugal	79,074	0.9%
Singapore	206,113	2.5%
Spain	460,025	5.5%
Sweden	315,716	3.8%
Switzerland	593,738	7.1%
United Kingdom	1,536,971	18.3%
United States††	34,000	0.4%

Total	$8,392,868	100.0%

††	Includes Cash Equivalents (0.0% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 37

INTECH Risk-Managed Value Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
Managed by INTECH Investment Management LLC

Performance Overview

For the five-month period ended December 31, 2009, INTECH Risk-Managed Value Fund returned 13.21% for its Class I Shares. This compares to the 13.90% return posted by the Russell 1000® Value Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

INTECH’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the Russell 1000® Value Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any stock in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 22 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the Russell 1000® Value Index over the long term, while attempting to manage risk relative to the benchmark. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over the long term. Risk management remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in INTECH Risk-Managed Value Fund.

38 | DECEMBER 31, 2009

(unaudited)

INTECH Risk-Managed Value Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2009

Exxon Mobil Corp. Oil Companies – Integrated	6.0%
AT&T, Inc. Telephone – Integrated	4.1%
General Electric Co. Diversified Operations	2.8%
Pfizer, Inc. Medical – Drugs	2.7%
Chevron Corp. Oil Companies – Integrated	2.6%

18.2%

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Emerging markets comprised 0.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2009

As of July 31, 2009

Janus Risk-Managed Funds | 39

INTECH Risk-Managed Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009				Expense Ratios – estimated for the fiscal year
	Five-Month
	Period Ended	One	Since	Total Annual Fund	Net Annual Fund
	12/31/09	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Risk-Managed Value Fund – Class A Shares

NAV	13.08%	17.86%	–2.29%	1.33%	1.00%

MOP	6.56%	11.06%	–3.72%

INTECH Risk-Managed Value Fund – Class C Shares

NAV	12.80%	16.97%	–3.02%	1.99%	1.75%

CDSC	11.68%	15.82%	–3.02%

INTECH Risk-Managed Value Fund – Class I Shares	13.21%	17.99%	–2.09%	0.96%	0.75%

INTECH Risk-Managed Value Fund – Class S Shares	12.86%	17.46%	–2.54%	1.44%	1.25%

INTECH Risk-Managed Value Fund – Class T Shares	13.04%	17.39%	–2.59%	1.21%	1.00%

Russell 1000® Value Index	13.90%	19.69%	–2.00%

Lipper Quartile – Class I Shares	–	4th	3rd

Lipper Ranking – Class I Shares based on total returns for Multi-Cap Value Funds	–	292/351	133/249

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

40 | DECEMBER 31, 2009

(unaudited)

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings, and derivatives. Please see a Janus prospectus or janus.com/advisor/mutual-funds for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Adviser INTECH Risk-Managed Value Fund merged into INTECH Risk-Managed Value Fund.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser INTECH Risk-Managed Value Fund (the “JAD predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, net of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into the Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class I Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

December 31, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date — December 30, 2005

Janus Risk-Managed Funds | 41

INTECH Risk-Managed Value Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,130.80	$4.15

Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,126.50	$7.49

Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.54

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,132.10	$3.40

Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,128.60	$5.26

Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,130.36	$4.16

Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.75

†	Expenses are equal to the annualized expense ratio of 0.93% for Class A Shares, 1.68% for Class C Shares, 0.76% for Class I Shares, 1.18% for Class S Shares and 0.93% for Class T Shares, multiplied by the average account value over the period, multiplied by 153/365 (to reflect a five-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

42 | DECEMBER 31, 2009

INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Common Stock – 99.2%
Advertising Agencies – 0.1%
6,600	Interpublic Group of Companies, Inc.*	$48,708
Advertising Sales – 0.1%
1,700	Lamar Advertising Co. – Class A*	52,853
Aerospace and Defense – 0.8%
7,500	Boeing Co.	405,975
600	General Dynamics Corp.	40,902
1,100	Northrop Grumman Corp.	61,435
3,600	Spirit Aerosystems Holdings, Inc.*	71,496
		579,808
Aerospace and Defense – Equipment – 0%
300	BE Aerospace, Inc.*	7,050
300	United Technologies Corp.	20,823
		27,873
Agricultural Operations – 0.2%
2,700	Archer-Daniels-Midland Co.	84,537
1,400	Bunge, Ltd.	89,362
		173,899
Apparel Manufacturers – 0.1%
200	Polo Ralph Lauren Corp.	16,196
700	VF Corp.	51,268
		67,464
Appliances – 0.1%
800	Whirlpool Corp.	64,528
Applications Software – 0%
1,100	Nuance Communications, Inc.*	17,094
Audio and Video Products – 0.1%
1,400	Harman International Industries, Inc.*	49,392
Automotive – Cars and Light Trucks – 0.2%
15,900	Ford Motor Co.*	159,000
Automotive – Medium and Heavy Duty Trucks – 0.1%
300	Oshkosh Truck Corp.*	11,109
1,200	PACCAR, Inc.	43,524
		54,633
Automotive – Truck Parts and Equipment – Original – 0.6%
7,900	Autoliv, Inc.*	342,544
800	BorgWarner, Inc*	26,576
2,800	Johnson Controls, Inc.	76,272
		445,392
Batteries and Battery Systems – 0%
200	Energizer Holdings, Inc.*	12,256
Beverages – Non-Alcoholic – 0.6%
2,900	Coca-Cola Co.	165,300
5,300	Coca-Cola Enterprises, Inc.	112,360
1,900	Dr. Pepper Snapple Group, Inc.	53,770
3,200	Pepsi Bottling Group, Inc.	120,000
1,100	PepsiAmericas, Inc.	32,186
		483,616
Beverages – Wine and Spirits – 0.1%
1,700	Central Euro Distribution*	48,297
Broadcast Services and Programming – 0.5%
1,900	Discovery Communications*	50,388
3,500	Liberty Global, Inc. – Class A*	76,685
1,600	Liberty Media Corp. – Capital – Class A*	38,208
1,900	Liberty Media Corp. – Starz*	87,685
2,500	Scripps Networks Interactive, Inc. – Class A	103,750
		356,716
Building – Residential and Commercial – 0.6%
1,700	D.R. Horton, Inc.	18,479
6,300	KB Home	86,184
12,300	Lennar Corp. – Class A	157,071
1,900	M.D.C. Holdings, Inc.	58,976
100	NVR, Inc.*	71,071
3,390	Pulte Homes, Inc.*	33,900
100	Toll Brothers, Inc.*	1,881
		427,562
Building Products – Wood – 0%
2,300	Masco Corp.	31,763
Cable Television – 2.2%
7,300	Cablevision Systems New York Group – Class A	188,486
44,850	Comcast Corp. – Class A	756,171
8,001	DIRECTV Group, Inc.*	266,833
8,700	DISH Network Corp. – Class A*	180,699
6,151	Time Warner Cable, Inc. – Class A*	254,590
		1,646,779
Casino Hotels – 0.3%
500	Las Vegas Sands Corp.*	7,470
14,500	MGM Mirage*	132,240
900	Wynn Resorts, Ltd.	52,407
		192,117
Casino Services – 0.1%
2,700	International Game Technology	50,679
Cellular Telecommunications – 0.1%
1,300	N.I.I. Holdings, Inc.*	43,654
Chemicals – Diversified – 0.8%
3,400	Dow Chemical Co.	93,942
4,800	E.I. du Pont de Nemours & Co.	161,616
15,100	Huntsman Corp.	170,479
3,300	PPG Industries, Inc.	193,182
		619,219
Chemicals – Specialty – 0.8%
6,500	Albemarle Corp.	236,405
1,100	Ashland, Inc.	43,582
1,700	Cytec Industries, Inc.	61,914
3,200	Eastman Chemical Co.	192,768
1,000	Lubrizol Corp.	72,950
		607,619
Coal – 0.1%
1,700	Arch Coal, Inc.	37,825
300	Massey Energy Co.	12,603
		50,428
Coatings and Paint Products – 0.2%
6,400	RPM International, Inc.	130,112
2,100	Valspar Corp.	56,994
		187,106
Commercial Banks – 1.7%
10,300	Associated Banc-Corp.	113,403
1,500	BancorpSouth, Inc.	35,190
5,400	BB&T Corp.	136,998

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 43

INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Commercial Banks – (continued)
600	City National Corp.	$27,360
26	Commerce Bancshares, Inc.	1,007
1,700	Cullen/Frost Bankers, Inc.	85,000
6,743	First Horizon National Corp.*	90,356
2,000	M&T Bank Corp.	133,780
36,800	Marshall & Ilsley Corp.	200,560
27,497	Regions Financial Corp.	145,459
9,400	TCF Financial Corp.	128,028
17,200	Zions Bancorporation	220,676
		1,317,817
Commercial Services – 0.1%
1,900	Quanta Services, Inc.*	39,596
Commercial Services – Finance – 0.1%
800	Equifax, Inc.	24,712
5,100	Total System Services, Inc.	88,077
		112,789
Computer Aided Design – 0%
300	Autodesk, Inc.*	7,623
Computer Services – 0.3%
2,200	Affiliated Computer Services, Inc. – Class A*	131,318
2,100	Computer Sciences Corp.*	120,813
		252,131
Computers – 0.3%
3,600	Hewlett-Packard Co.	185,436
4,900	Sun Microsystems, Inc.*	45,913
		231,349
Computers – Integrated Systems – 0.2%
4,900	Brocade Communications Systems, Inc.*	37,387
3,500	Terdata Corp.*	110,005
		147,392
Computers – Memory Devices – 0.2%
5,600	EMC Corp.*	97,832
500	SanDisk Corp.*	14,495
1,900	Seagate Technology	34,561
600	Western Digital Corp.*	26,490
		173,378
Consumer Products – Miscellaneous – 0.1%
2,600	Jarden Corp.	80,366
Containers – Metal and Glass – 0.7%
3,600	Ball Corp.	186,120
3,800	Greif, Inc.	205,124
3,700	Owens-Illinois, Inc.*	121,619
		512,863
Containers – Paper and Plastic – 0.6%
2,200	Bemis Co., Inc.	65,230
200	Packaging Corp. of America	4,602
9,500	Sealed Air Corp.	207,670
3,300	Sonoco Products Co.	96,525
3,500	Temple-Inland, Inc.	73,885
		447,912
Cosmetics and Toiletries – 1.4%
17,800	Procter & Gamble Co.	1,079,214
Cruise Lines – 0.2%
2,900	Carnival Corp. (U.S. Shares)*	91,901
3,700	Royal Caribbean Cruises, Ltd. (U.S. Shares)	93,536
		185,437
Data Processing and Management – 0.3%
4,200	Broadridge Financial Solutions, Inc.	94,752
5,600	Fidelity National Information Services, Inc.	131,264
		226,016
Diagnostic Kits – 0%
900	Inverness Medical Innovations, Inc.*	37,359
Distribution/Wholesale – 0.3%
1,100	Ingram Micro, Inc. – Class A*	19,195
4,900	Tech Data Corp.*	228,634
600	Wesco International, Inc.*	16,206
		264,035
Diversified Banking Institutions – 4.2%
46,805	Bank of America Corp.	704,883
91,200	Citigroup, Inc.*	301,872
4,600	Goldman Sachs Group, Inc.	776,664
29,200	JPMorgan Chase & Co.	1,216,764
7,800	Morgan Stanley	230,880
		3,231,063
Diversified Operations – 3.7%
500	Carlisle Cos., Inc.	17,130
1,900	Crane Co.	58,178
1,500	Eaton Corp.	95,430
138,700	General Electric Co.	2,098,531
2,400	Harsco Corp.	77,352
2,800	Illinois Tool Works, Inc.	134,372
200	ITT Corp.	9,948
1,000	Leucadia National Corp.*	23,790
2,900	Parker Hannifin Corp.	156,252
900	SPX Corp.	49,230
5,300	Textron, Inc.	99,693
1,000	Trinity Industries, Inc.	17,440
		2,837,346
E-Commerce/Services – 0.8%
19,900	eBay, Inc.*	468,446
500	Expedia, Inc.*	12,855
3,800	IAC/InterActiveCorp*	77,824
7,800	Liberty Media Corp. – Interactive – Class A*	84,552
		643,677
Electric – Generation – 0.3%
14,500	AES Corp.*	192,995
Electric – Integrated – 3.7%
900	Allegheny Energy, Inc.	21,132
500	American Electric Power Company, Inc.	17,395
23,100	CMS Energy Corp.	361,746
1,100	Consolidated Edison, Inc.	49,973
2,100	Constellation Energy Group, Inc.	73,857
400	Dominion Resources, Inc.	15,568
6,500	DPL, Inc.	179,400
800	DTE Energy Co.	34,872
924	Duke Energy Corp.	15,902
200	Entergy Corp.	16,368
500	Exelon Corp.	24,435
300	FirstEnergy Corp.	13,935

See Notes to Schedules of Investments and Financial Statements.

44 | DECEMBER 31, 2009

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Electric – Integrated – (continued)
10,700	FPL Group, Inc.	$565,174
3,900	MDU Resources Group, Inc.	92,040
2,100	Northeast Utilities	54,159
800	NSTAR	29,440
1,900	OGE Energy Corp.	70,091
5,300	PG&E Corp.	236,645
4,400	Pinnacle West Capital Corp.	160,952
300	Progress Energy, Inc.	12,303
11,800	Public Service Enterprise Group, Inc.	392,350
700	SCANA Corp.	26,376
13,600	Sierra Pacific Resources	168,368
800	Southern Co.	26,656
2,100	TECO Energy, Inc.	34,062
800	Westar Energy, Inc.	17,384
300	Wisconsin Energy Corp.	14,949
5,700	Xcel Energy, Inc.	120,954
		2,846,486
Electric Products – Miscellaneous – 0.1%
4,100	Molex, Inc.	88,355
Electronic Components – Miscellaneous – 0.1%
700	Jabil Circuit, Inc.	12,159
6,100	Vishay Intertechnology, Inc.*	50,935
		63,094
Electronic Components – Semiconductors – 0.6%
4,400	Advanced Micro Devices, Inc.*	42,592
5,300	Intel Corp.	108,120
5,000	Intersil Corp. – Class A	76,700
4,800	LSI Corp.*	28,848
1,500	Microchip Technology, Inc.	43,590
2,900	Micron Technology, Inc.*	30,624
4,200	PMC-Sierra, Inc.*	36,372
2,100	Rovi Corp.*	66,927
		433,773
Electronic Connectors – 0.1%
2,600	Thomas & Betts Corp.*	93,054
Electronic Design Automation – 0.1%
4,900	Synopsys, Inc.*	109,172
Electronic Parts Distributors – 0.5%
6,400	Arrow Electronics, Inc.*	189,504
7,600	Avnet, Inc.*	229,216
		418,720
Engineering – Research and Development Services – 0.5%
12,400	KBR, Inc.	235,600
200	Shaw Group, Inc.*	5,750
2,800	URS Corp.*	124,656
		366,006
Engines – Internal Combustion – 0%
400	Cummins, Inc.	18,344
Enterprise Software/Services – 0.1%
1,800	CA, Inc.	40,428
4,200	Novell, Inc.*	17,430
		57,858
Entertainment Software – 0%
1,500	Activision Blizzard, Inc.*	16,665
Fiduciary Banks – 1.3%
20,924	Bank of New York Mellon Corp.	585,244
9,400	State Street Corp.	409,276
		994,520
Finance – Auto Loans – 0.1%
6,000	AmeriCredit Corp.*	114,240
Finance – Consumer Loans – 0.2%
12,200	SLM Corp.*	137,494
Finance – Credit Card – 0.8%
9,000	American Express Co.	364,680
15,300	Discover Financial Services	225,063
		589,743
Finance – Investment Bankers/Brokers – 0.3%
1,300	Investment Technology Group*	25,610
2,200	Jefferies Group, Inc.*	52,206
5,500	Raymond James Financial, Inc.	130,735
		208,551
Finance – Other Services – 0.8%
700	CME Group, Inc.	235,165
2,400	Nasdaq Stock Market, Inc.*	47,568
13,900	NYSE Euronext	351,670
		634,403
Food – Canned – 0.2%
14,100	Del Monte Foods Co.	159,894
Food – Confectionery – 0.2%
2,800	Hershey Co.	100,212
800	J.M. Smucker Co.	49,400
		149,612
Food – Meat Products – 0.5%
2,200	Hormel Foods Corp.	84,590
8,900	Smithfield Foods, Inc.*	135,191
11,700	Tyson Foods, Inc. – Class A	143,559
		363,340
Food – Miscellaneous/Diversified – 0.5%
800	ConAgra Foods, Inc.	18,440
400	Corn Products International, Inc.	11,692
1,200	General Mills, Inc.	84,972
300	H.J. Heinz Co.	12,828
9,852	Kraft Foods, Inc. – Class A	267,777
600	Sara Lee Corp.	7,308
		403,017
Food – Retail – 0.1%
100	Kroger Co.	2,053
4,500	Supervalu, Inc.	57,195
600	Whole Foods Market, Inc.*	16,470
		75,718
Forestry – 0.1%
2,000	Weyerhaeuser Co.	86,280
Funeral Services and Related Items – 0.1%
7,400	Service Corporation International	60,606
Gas – Distribution – 1.7%
1,900	AGL Resources, Inc.	69,293
3,100	Atmos Energy Corp.	91,140
1,500	CenterPoint Energy, Inc.	21,765
7,800	Energen Corp.	365,040

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 45

INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Gas – Distribution – (continued)
2,800	National Fuel Gas Co.	$140,000
3,000	NiSource, Inc.	46,140
5,900	Sempra Energy	330,282
7,500	Southern Union Co.	170,250
1,100	UGI Corp.	26,609
		1,260,519
Home Decoration Products – 0.1%
4,200	Newell Rubbermaid, Inc.	63,042
Hospital Beds and Equipment – 0.1%
1,100	Hill-Rom Holdings, Inc.	26,389
1,400	Kinetic Concepts, Inc.*	52,710
		79,099
Hotels and Motels – 0.6%
11,744	Marriott International, Inc. – Class A	320,024
2,700	Starwood Hotels & Resorts Worldwide, Inc.	98,739
1,600	Wyndham Worldwide Corp.	32,272
		451,035
Human Resources – 0.7%
7,400	Manpower, Inc.	403,892
5,600	Monster Worldwide, Inc.*	97,440
		501,332
Independent Power Producer – 0.4%
5,200	Calpine Corp.*	57,200
8,700	Mirant Corp.*	132,849
3,300	NRG Energy, Inc.*	77,913
		267,962
Industrial Automation and Robotics – 0.4%
5,800	Rockwell Automation, Inc.	272,484
Industrial Gases – 0.5%
4,900	Air Products & Chemicals, Inc.	397,194
Instruments – Scientific – 0.1%
1,600	PerkinElmer, Inc.	32,944
700	Thermo Fisher Scientific, Inc.*	33,383
		66,327
Insurance Brokers – 0.1%
3,000	Aspen Insurance Holdings, Ltd.	76,350
Investment Management and Advisory Services – 1.0%
6,200	Ameriprise Financial, Inc.	240,684
600	BlackRock, Inc.	139,320
500	Federated Investors, Inc. – Class B	13,750
1,100	Franklin Resources, Inc.	115,885
8,600	INVESCO, Ltd.	202,014
2,700	Legg Mason, Inc.	81,432
		793,085
Life and Health Insurance – 1.1%
6,479	Lincoln National Corp.	161,198
10,400	Protective Life Corp.	172,120
5,800	Prudential Financial, Inc.	288,608
300	StanCorp Financial Group, Inc.	12,006
1,100	Torchmark Corp.	48,345
6,200	Unum Group	121,024
		803,301
Linen Supply and Related Items – 0%
400	Cintas Corp.	10,420
Machinery – Construction and Mining – 0.1%
300	Bucyrus International, Inc.	16,911
400	Caterpillar, Inc.	22,796
400	Joy Global, Inc.	20,636
2,500	Terex Corp.*	49,525
		109,868
Machinery – Farm – 0.6%
1,800	AGCO Corp.*	58,212
7,800	Deere & Co.	421,902
		480,114
Machinery – General Industrial – 0.2%
1,900	Gardner Denver, Inc.	80,845
4,900	Manitowoc Company, Inc.	48,853
		129,698
Machinery – Print Trade – 0%
500	Zebra Technologies Corp.*	14,180
Medical – Biomedical and Genetic – 0.2%
2,000	Charles River Laboratories International, Inc.*	67,380
1,300	Life Technologies Corp.*	67,899
		135,279
Medical – Drugs – 4.5%
5,700	Bristol-Myers Squibb Co.	143,925
7,000	Eli Lilly & Co.	249,970
5,000	Forest Laboratories, Inc.*	160,550
9,100	King Pharmaceuticals, Inc.*	111,657
18,675	Merck & Co., Inc.	682,385
113,571	Pfizer, Inc.	2,065,856
		3,414,343
Medical – Generic Drugs – 0.3%
8,800	Mylan, Inc.*	162,184
2,100	Watson Pharmaceuticals, Inc.*	83,181
		245,365
Medical – HMO – 1.9%
3,200	Aetna, Inc.	101,440
6,000	CIGNA Corp.	211,620
8,200	Coventry Health Care, Inc.*	199,178
8,000	Health Net, Inc.*	186,320
1,600	Humana, Inc.*	70,224
10,500	UnitedHealth Group, Inc.	320,040
6,500	WellPoint, Inc.*	378,885
		1,467,707
Medical – Hospitals – 0.3%
1,500	Community Health Systems, Inc.*	53,400
500	LifePoint Hospitals, Inc.*	16,255
3,300	Tenet Healthcare Corp.*	17,787
4,900	Universal Health Services, Inc. – Class B	149,450
		236,892
Medical – Wholesale Drug Distributors – 0.1%
1,300	AmerisourceBergen Corp.	33,891
500	Cardinal Health, Inc.	16,120
600	McKesson Corp.	37,500
		87,511
Medical Information Systems – 0.1%
2,300	IMS Health, Inc.	48,438

See Notes to Schedules of Investments and Financial Statements.

46 | DECEMBER 31, 2009

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Medical Instruments – 0.2%
18,000	Boston Scientific Corp.*	$162,000
Medical Products – 1.6%
1,000	Cooper Companies, Inc.	38,120
17,100	Johnson & Johnson	1,101,411
1,500	Zimmer Holdings, Inc.*	88,665
		1,228,196
Metal – Aluminum – 0.1%
3,200	Alcoa, Inc.	51,584
Metal – Copper – 0.2%
705	Freeport-McMoRan Copper & Gold, Inc. – Class B	56,604
2,100	Southern Copper Corp.	69,111
		125,715
Metal – Iron – 0%
500	Cliffs Natural Resources, Inc.	23,045
Metal Processors and Fabricators – 0%
800	Commercial Metals Co.	12,520
Miscellaneous Manufacturing – 0%
500	Aptargroup, Inc.	17,870
Motorcycle and Motor Scooter Manufacturing – 0.1%
2,500	Harley-Davidson, Inc.	63,000
Multi-Line Insurance – 2.3%
2,100	Allstate Corp.	63,084
2,600	American Financial Group, Inc.	64,870
6,100	American International Group, Inc.*	182,878
4,900	Assurant, Inc.	144,452
4,200	Cincinnati Financial Corp.	110,208
9,500	Genworth Financial, Inc. – Class A*	107,825
6,000	Hartford Financial Services Group, Inc.	139,560
11,200	Loews Corp.	407,120
8,800	MetLife, Inc.	311,080
6,300	Old Republic International Corp.	63,252
8,900	XL Capital, Ltd. – Class A	163,137
		1,757,466
Multimedia – 2.5%
29,600	News Corp. – Class A	405,224
10,100	Time Warner, Inc.	294,314
18,500	Viacom, Inc. – Class B*	550,005
20,100	Walt Disney Co.	648,225
		1,897,768
Oil – Field Services – 1.6%
2,700	Baker Hughes, Inc.	109,296
8,300	BJ Services Co.	154,380
800	Exterran Holdings, Inc.*	17,160
10,000	Halliburton Co.	300,900
2,500	Helix Energy Solutions Group, Inc.*	29,375
6,700	Schlumberger, Ltd. (U.S. Shares)	436,103
1,300	SEACOR Holdings, Inc.*	99,125
1,200	Smith International, Inc.	32,604
300	Superior Energy Services, Inc.*	7,287
		1,186,230
Oil and Gas Drilling – 0.5%
400	Atwood Oceanics, Inc.*	14,340
2,200	Ensco International PLC	87,868
500	Helmerich & Payne, Inc.	19,940
2,400	Nabors Industries, Ltd.	52,536
4,400	Patterson-UTI Energy, Inc.	67,540
600	Pride International, Inc.*	19,146
1,500	Rowan Cos., Inc.*	33,960
2,200	Unit Corp.*	93,500
		388,830
Oil Companies – Exploration and Production – 5.0%
6,000	Anadarko Petroleum Corp.	374,520
1,400	Apache Corp.	144,438
5,100	Cabot Oil & Gas Corp.	222,309
5,800	Chesapeake Energy Corp.	150,104
2,200	Cimarex Energy Co.	116,534
1,600	Concho Resources, Inc.*	71,840
700	Denbury Resources, Inc.*	10,360
2,600	Devon Energy Corp.	191,100
2,400	Encore Acquisition Co.*	115,248
1,800	EOG Resources, Inc.	175,140
2,700	Forest Oil Corp.*	60,075
800	Mariner Energy, Inc.*	9,288
1,200	Newfield Exploration Co.*	57,876
4,200	Noble Energy, Inc.	299,124
9,500	Occidental Petroleum Corp.	772,825
1,600	Pioneer Natural Resources Co.	77,072
2,900	Plains Exploration & Production Co.*	80,214
5,100	Questar Corp.	212,007
4,700	Range Resources Corp.	234,295
6,700	SandRidge Energy, Inc.*	63,181
1,400	St. Mary Land & Exploration Co.	47,936
6,700	XTO Energy, Inc.	311,751
		3,797,237
Oil Companies – Integrated – 10.7%
25,800	Chevron Corp.	1,986,342
14,893	ConocoPhillips	760,586
67,500	Exxon Mobil Corp.	4,602,826
4,100	Hess Corp.	248,050
9,000	Marathon Oil Corp.	280,980
5,100	Murphy Oil Corp.	276,420
		8,155,204
Oil Field Machinery and Equipment – 0.3%
800	Cameron International Corp.*	33,440
4,800	National Oilwell Varco, Inc.	211,632
		245,072
Oil Refining and Marketing – 0.2%
600	Sunoco, Inc.	15,660
600	Tesoro Corp.	8,130
6,400	Valero Energy Corp.	107,200
		130,990
Paper and Related Products – 0.5%
3,400	International Paper Co.	91,052
9,600	MeadWestvaco Corp.	274,848
1,200	Rayonier, Inc.	50,592
		416,492
Physical Practice Management – 0.2%
2,000	Mednax, Inc.*	120,220
Pipelines – 0.5%
12,400	El Paso Corp.	121,892
900	Oneok, Inc.	40,113
1,700	Spectra Energy Corp.	34,867

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 47

INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Pipelines – (continued)
9,900	Williams Companies, Inc.	$208,692
		405,564
Printing – Commercial – 0.1%
4,800	R.R. Donnelley & Sons Co.	106,896
Private Corrections – 0.1%
1,800	Corrections Corporation of America*	44,190
Property and Casualty Insurance – 1.3%
200	Chubb Corp.	9,836
4,500	Fidelity National Financial, Inc. – Class A	60,570
3,500	First American Corp.	115,885
4,400	HCC Insurance Holdings, Inc.	123,068
12,700	Progressive Corp.	228,473
7,500	Travelers Cos., Inc.	373,950
2,500	W. R. Berkley Corp.	61,600
		973,382
Publishing – Newspapers – 0.1%
5,800	Gannett Company, Inc.	86,130
Quarrying – 0%
200	Compass Minerals International, Inc.	13,438
400	Vulcan Materials Co.	21,068
		34,506
Racetracks – 0.1%
4,100	Penn National Gaming, Inc.*	111,438
Real Estate Management/Services – 0.1%
1,500	Jones Lang LaSalle, Inc.	90,600
Real Estate Operating/Development – 0%
1,600	Forest City Enterprises, Inc. – Class A*	18,848
Reinsurance – 0.8%
4,100	Allied World Assurance Co. Holdings, Ltd.	188,887
600	Axis Capital Holdings, Ltd.	17,046
2,300	Endurance Specialty Holdings, Ltd.	85,629
700	Everest Re Group, Ltd.	59,976
1,700	PartnerRe, Ltd.	126,922
100	RenaissanceRe Holdings, Ltd.	5,315
1,400	Transatlantic Holdings, Inc.	72,954
2,000	Validus Holdings, Ltd.	53,880
		610,609
REIT – Apartments – 0.1%
1,100	Apartment Investment & Management Co. – Class A	17,512
112	Avalonbay Communities, Inc.	9,196
1,200	Camden Property Trust	50,844
1,000	UDR, Inc.	16,440
		93,992
REIT – Diversified – 0.2%
2,800	Duke Realty Corp.	34,076
4,700	Liberty Property Trust	150,447
		184,523
REIT – Health Care – 0.3%
2,000	HCP, Inc.	61,080
1,000	Nationwide Health Properties, Inc.	35,180
4,800	Senior Housing Property Trust	104,976
800	Ventas, Inc.	34,992
		236,228
REIT – Hotels – 0.3%
4,000	Hospitality Properties Trust	94,840
14,057	Host Hotels & Resorts, Inc.*	164,045
		258,885
REIT – Mortgage – 0.2%
6,100	Annaly Mortgage Management, Inc.	105,835
12,000	Chimera Investment Corp.	46,560
		152,395
REIT – Office Property – 0.4%
500	Boston Properties, Inc.	33,535
2,700	Brandywine Realty Trust, Inc.	30,780
11,300	HRPT Properties Trust	73,111
500	Mack-Cali Realty Corp.	17,285
2,500	SL Green Realty Corp.	125,600
		280,311
REIT – Regional Malls – 0.3%
838	Macerich Co.	30,126
1,723	Simon Property Group, Inc.	137,496
1,500	Taubman Centers, Inc.	53,865
		221,487
REIT – Shopping Centers – 0.1%
300	Federal Realty Investment Trust	20,316
1,300	Regency Centers Corp.	45,578
		65,894
REIT – Warehouse/Industrial – 0.1%
3,700	AMB Property Corp.	94,535
Rental Auto/Equipment – 0.1%
5,200	Hertz Global Holdings, Inc.*	61,984
Retail – Apparel and Shoe – 0.5%
2,200	Abercrombie & Fitch Co. – Class A	76,670
2,400	Foot Locker, Inc.	26,736
4,600	Gap, Inc.	96,370
6,800	Limited Brands, Inc.	130,832
500	Phillips-Van Heusen Corp.	20,340
		350,948
Retail – Automobile – 0.2%
600	Auto Nation, Inc.*	11,490
5,200	Carmax, Inc.*	126,100
		137,590
Retail – Building Products – 1.3%
25,900	Home Depot, Inc.	749,287
10,800	Lowe’s Cos., Inc.	252,612
		1,001,899
Retail – Consumer Electronics – 0%
1,100	RadioShack Corp.	21,450
Retail – Discount – 0%
700	Big Lots, Inc.*	20,286
Retail – Drug Store – 0.1%
1,300	CVS Caremark Corp.	41,873
Retail – Jewelry – 0%
400	Tiffany & Co.	17,200
Retail – Mail Order – 0.1%
2,300	Williams-Sonoma, Inc.	47,794

See Notes to Schedules of Investments and Financial Statements.

48 | DECEMBER 31, 2009

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Retail – Major Department Stores – 0.3%
6,300	JC Penney Co., Inc.	$167,643
600	Sears Holdings Corp.*	50,070
		217,713
Retail – Office Supplies – 0.1%
8,100	Office Depot, Inc.*	52,245
Retail – Regional Department Stores – 0.3%
2,100	Kohl’s Corp.*	113,253
7,400	Macy’s, Inc.	124,024
		237,277
Retail – Restaurants – 0.2%
24,700	Wendy’s/Arby’s Group, Inc.	115,843
Savings/Loan/Thrifts – 0%
1,000	People’s United Financial, Inc.	16,700
Semiconductor Components/Integrated Circuits – 0.1%
1,600	Marvell Technology Group, Ltd.	33,200
2,900	Maxim Integrated Products	58,870
		92,070
Semiconductor Equipment – 0.9%
22,600	Applied Materials, Inc.	315,044
7,400	KLA-Tencor Corp.	267,584
4,400	Novellus Systems, Inc.*	102,696
		685,324
Steel – Producers – 0.4%
6,100	Nucor Corp.	284,565
400	Reliance Steel & Aluminum Co.	17,288
200	Steel Dynamics, Inc.	3,544
600	United States Steel Corp.	33,072
		338,469
Steel – Specialty – 0.1%
1,000	Allegheny Technologies, Inc.	44,770
Super-Regional Banks – 3.8%
5,100	Capital One Financial Corp.	195,534
9,300	Comerica, Inc.	275,001
20,500	Fifth Third Bancorp	199,875
56,000	Huntington Bancshares, Inc.	204,400
43,400	Keycorp	240,870
7,883	PNC Financial Services Group, Inc.	416,144
6,800	SunTrust Banks, Inc.	137,972
16,500	U.S. Bancorp	371,415
31,661	Wells Fargo & Co.	854,530
		2,895,741
Telecommunication Equipment – 0.1%
1,300	CommScope, Inc.*	34,489
10,600	Tellabs Inc.*	60,208
		94,697
Telecommunication Equipment – Fiber Optics – 0.3%
9,700	Corning, Inc.	187,307
4,000	JDS Uniphase Corp.*	33,000
		220,307
Telecommunication Services – 0.1%
6,000	Virgin Media, Inc.	100,980
Telephone – Integrated – 6.3%
110,410	AT&T, Inc.	3,094,792
7,732	CenturyTel, Inc.	279,976
21,700	Qwest Communications International, Inc.	91,357
10,800	Sprint Nextel Corp.*	39,528
700	Telephone & Data Systems, Inc.	23,744
38,344	Verizon Communications, Inc.	1,270,337
		4,799,734
Television – 0.1%
7,300	CBS Corp. – Class B	102,565
500	Central European Media Enterprises, Ltd.	11,805
		114,370
Textile – Home Furnishings – 0%
500	Mohawk Industries, Inc.*	23,800
Tobacco – 0%
200	Lorillard, Inc.	16,046
Tools – Hand Held – 0.1%
800	Stanley Works	41,208
Toys – 0%
1,000	Mattel, Inc.	19,980
Transportation – Marine – 0.5%
500	Alexander & Baldwin, Inc.	17,115
3,600	Kirby Corp.*	125,388
4,200	Tidewater, Inc.	201,390
		343,893
Transportation – Railroad – 0.5%
2,300	Burlington Northern Santa Fe Corp.	226,826
1,200	CSX Corp.	58,188
800	Kansas City Southern*	26,632
500	Norfolk Southern Corp.	26,210
400	Union Pacific Corp.	25,560
		363,416
Transportation – Services – 0%
100	FedEx Corp.	8,345
Transportation – Truck – 0.1%
2,100	Con-way, Inc.	73,311
Vitamins and Nutrition Products – 0.1%
1,200	NBTY, Inc.*	52,248
Water – 0.1%
1,800	American Water Works Co., Inc.	40,338
Web Portals/Internet Service Providers – 0.2%
772	AOL, Inc.*	17,972
8,800	Yahoo!, Inc.*	147,664
		165,636
Wire and Cable Products – 0%
500	General Cable Corp.*	14,710
Wireless Equipment – 0.5%
6,300	Crown Castle International Corp.*	245,952
15,400	Motorola, Inc.*	119,504
		365,456
X-Ray Equipment – 0.2%
8,100	Hologic, Inc.*	117,450

Total Common Stock (cost $66,007,728)		75,642,256

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 49

INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Money Market – 0.9%
695,713	Janus Cash Liquidity Fund LLC, 0% (cost $695,713)	$695,713

Total Investments (total cost $66,703,441) – 100.1%		76,337,969

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(90,251)

Net Assets – 100%		$76,247,718

Summary of Investments by Country – Long Positions

		% of Investment
Country	Value	Securities

Bermuda	$926,572	1.2%
Cayman Islands	197,698	0.3%
Liberia	93,536	0.1%
Netherlands Antilles	436,103	0.6%
Panama	91,901	0.1%
United Kingdom	87,868	0.1%
United States††	74,504,291	97.6%

Total	$76,337,969	100.0%

††	Includes Cash Equivalents (96.7% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

50 | DECEMBER 31, 2009

Statements of Assets and Liabilities

	INTECH	INTECH	INTECH	INTECH
As of December 31, 2009 (unaudited)	Risk-Managed	Risk-Managed	Risk-Managed	Risk-Managed
(all numbers in thousands except net asset value per share)	Core Fund	Growth Fund	International Fund	Value Fund

Assets:
Investments at cost	$266,069	$737,999	$7,202	$66,703
Unaffiliated investments at value	$308,386	$851,983	$8,359	$75,642
Affiliated money market investments	–	–	34	696
Cash	–	–	11	–
Investments sold	14,700	11,619	679	–
Fund shares sold	225	961	–	1,082
Dividends	343	1,086	12	91
Non-interested Trustees’ deferred compensation	8	21	–	2
Due from Adviser	–	–	7	–
Other assets	3	15	–	1
Total Assets	323,665	865,685	9,102	77,514
Liabilities:
Payables:
Due to Custodian	602	254	–	8
Investments purchased	13,193	9,652	661	–
Fund shares repurchased	560	1,419	–	1,010
Dividends and distributions	2	1	–	–
Advisory fees	118	365	4	157
Transfer agent fees and expenses	32	14	1	–
Administrative services fees – Class J Shares	43	N/A	N/A	N/A
Administrative services fees – Class S Shares	1	4	–	–
Distribution fees and shareholder servicing fees – Class A Shares	3	4	–	1
Distribution fees and shareholder servicing fees – Class C Shares	7	4	2	–
Distribution fees and shareholder servicing fees – Class S Shares	1	4	–	–
Networking fees – Class A Shares	7	6	–	–
Networking fees – Class C Shares	7	–	1	–
Non-interested Trustees’ fees and expenses	3	14	–	–
Non-interested Trustees’ deferred compensation fees	8	21	–	2
Accrued expenses and other payables	146	–	91	88
Total Liabilities	14,733	11,762	760	1,266
Net Assets	$308,932	$853,923	$8,342	$76,248
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$381,636	$1,124,865	$11,237	$90,538
Undistributed net investment income/(loss)*	(23)	(264)	(3)	296
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(114,997)	(384,660)	(4,081)	(24,221)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	42,316	113,982	1,189	9,635
Total Net Assets	$308,932	$853,923	$8,342	$76,248
Net Assets – Class A Shares	$13,217	$18,616	$1,947	$3,811
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,158	1,679	274	460
Net Asset Value Per Share	$11.41	$11.09	$7.10	$8.28
Maximum Offering Price Per Share A(1)**	$12.11	$11.77	$7.53	$8.79
Net Assets – Class C Shares	$8,078	$4,709	$1,887	$336
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	708	439	265	41
Net Asset Value Per Share	$11.41	$10.72	$7.11	$8.26
Net Assets – Class I Shares	$49,067	$812,367	$2,604	$71,850
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,302	73,787	367	8,657
Net Asset Value Per Share	$11.41	$11.01	$7.10	$8.30
Net Assets – Class J Shares	$234,035	N/A	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,514	N/A	N/A	N/A
Net Asset Value Per Share	$11.41	N/A	N/A	N/A
Net Assets – Class S Shares	$4,535	$18,219	$1,893	$226
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	398	1,647	266	27
Net Asset Value Per Share	$11.41	$11.06	$7.11	$8.28
Net Assets – Class T Shares	N/A	$12	$11	$25
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	1	2	3
Net Asset Value Per Share	N/A	$11.04	$7.09	$8.29

*	See Note 5 in Notes to Financial Statements.
**	Maximum offering price is computed at 100/94.25 of net asset value.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 51

Statements of Operations

For the two- or five-month period ended December 31,	INTECH	INTECH	INTECH	INTECH
2009 (unaudited)	Risk-Managed	Risk-Managed	Risk-Managed	Risk-Managed
(all numbers in thousands)	Core Fund(1)	Growth Fund(2)	International Fund(2)	Value Fund(2)

Investment Income:
Interest	$1	$–	$–	$–
Dividends	1,153	6,823	71	764
Dividends from affiliates	–	2	–	1
Foreign tax withheld	–	–	(4)	–
Total Investment Income	1,154	6,825	67	765
Expenses:
Advisory fees	208	1,811	19	149
Transfer agent fees and expenses	18	96	3	3
Registration fees	18	50	32	29
Custodian fees	–	13	69	20
Audit fees	1	18	20	18
Accounting fees	–	24	24	51
Postage fees	32	5	5	5
Printing fees	26	27	4	27
Non-interested Trustees’ fees and expenses	1	15	–	–
Distribution fees and shareholder servicing fees – Class A Shares	5	19	2	4
Distribution fees and shareholder servicing fees – Class C Shares	13	20	8	1
Distribution fees and shareholder servicing fees – Class S Shares	2	20	2	–
Administrative fees – Class J Shares	84	N/A	N/A	N/A
Administrative fees – Class S Shares	2	20	2	–
Networking fees – Class A Shares	4	9	–	1
Networking fees – Class C Shares	4	22	1	–
Networking fees – Class I Shares	–	5	–	–
Other expenses	–	24	6	12
Non-recurring costs (Note 2)	–	N/A	N/A	N/A
Cost assumed by Janus Capital Management LLC (Note 2)	–	N/A	N/A	N/A
Total Expenses	418	2,198	197	320
Expense and Fee Offset	(2)	–	–	–
Net Expenses	416	2,198	197	320
Less: Excess Expense Reimbursement	(1)	–	(159)	(89)
Net Expenses after Expense Reimbursement	415	2,198	38	231
Net Investment Income/(Loss)	739	4,627	29	534
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	8,773	72,434	27	2,010
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	15,891	36,219	648	6,009
Net Gain/(Loss) on Investments	24,664	108,653	675	8,019
Net Increase/(Decrease) in Net Assets Resulting from Operations	$25,403	$113,280	$704	$8,553

(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

52 | DECEMBER 31, 2009

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Janus Risk-Managed Funds | 53

Statements of Changes in Net Assets

For the two- or five-month period ended December 31, 2009	INTECH		INTECH
(unaudited) and the fiscal years ended October 31, 2009	Risk-Managed		Risk-Managed
or July 31, 2009	Core Fund		Growth Fund
(all numbers in thousands)	2009(1)	2009(2)	2009(3)	2009(4)

Operations:
Net investment income/(loss)	$739	$4,162	$4,627	$11,631
Net realized gain/(loss) from investment and foreign currency transactions	8,773	(65,969)	72,434	(387,878)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	15,891	81,333	36,219	59,718
Net Increase/(Decrease) in Net Assets Resulting from Operations	25,403	19,526	113,280	(316,529)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(77)	–	(105)	(227)
Class C Shares	(16)	–	(9)	(10)
Class I Shares	(382)	–	(5,810)	(15,766)
Class J Shares	(1,549)	(6,726)	N/A	N/A
Class S Shares	(28)	–	(78)	(293)
Class T Shares	N/A	N/A	–	–
Net realized gain/(loss) from investment transactions*
Class J Shares	–	–	N/A	N/A
Net (Decrease) from Dividends and Distributions	(2,052)	(6,726)	(6,002)	(16,296)
Capital Share Transactions:
Shares sold
Class A Shares	280	578	1,037	4,008
Class C Shares	117	264	178	626
Class I Shares	1,709	4,786	37,413	182,131
Class J Shares	2,304	22,565	N/A	N/A
Class R Shares	N/A	N/A	N/A	17
Class S Shares	450	217	760	7,801
Class T Shares	N/A	N/A	10	1
Shares issued in connection with acquisition (see Note 9)
Class A Shares	N/A	16,855	N/A	N/A
Class C Shares	N/A	8,098	N/A	N/A
Class I Shares	N/A	47,224	N/A	N/A
Class S Shares	N/A	4,376	N/A	N/A
Redemption fees
Class I Shares	–	–	2	5
Class J Shares	2	11	N/A	N/A
Class S Shares	–	–	2	4
Reinvested dividends and distributions
Class A Shares	73	–	98	200
Class C Shares	7	–	5	5
Class I Shares	268	–	5,514	14,966
Class J Shares	1,532	6,625	N/A	N/A
Class R Shares	N/A	N/A	N/A	N/A
Class S Shares	27	–	78	292
Shares repurchased
Class A Shares	(1,161)	(3,738)	(2,944)	(12,484)
Class C Shares	(629)	(1,465)	(956)	(2,295)
Class I Shares	(2,301)	(11,908)	(140,078)	(309,349)
Class J Shares	(10,437)	(58,072)	N/A	N/A
Class R Shares	N/A	N/A	N/A	(208)(7)(8)
Class S Shares	(891)	(1,920)	(5,009)	(40,543)
Net Increase/(Decrease) from Capital Share Transactions	(8,650)	34,496	(103,890)	(154,823)
Net Increase/(Decrease) in Net Assets	14,701	47,296	3,388	(487,648)
Net Assets:
Beginning of period	294,231	246,935	850,535	1,338,183
End of period	$308,932	$294,231	$853,923	$850,535

Undistributed net investment income/(loss)*	$(23)	$1,290	$(264)	$1,111

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from November 1, 2008 through October 31, 2009.
(3)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	Period from August 1, 2008 through March 25, 2009 for Class R Shares.
(6)	A liquidation of Class R Shares occurred at the close of business on March 25, 2009.
(7)	Period from August 1, 2008 through March 31, 2009 for Class R Shares.
(8)	A liquidation of Class R Shares occurred at the close of business on March 31, 2009.

See Notes to Financial Statements.

54 | DECEMBER 31, 2009

INTECH		INTECH
Risk-Managed		Risk-Managed
International Fund		Value Fund
2009(3)	2009(4)	2009(3)	2009(4)

$29	$174	$534	$1,546

27	(3,164)	2,010	(22,217)

648	817	6,009	7,995
704	(2,173)	8,553	(12,676)

(16)	(71)	(19)	(77)
(15)	(57)	(1)	(8)
(21)	(89)	(373)	(2,447)
N/A	N/A	N/A	N/A
(16)	(63)	(1)	(8)
–	–	–	–

N/A	N/A	N/A	N/A
(68)	(280)	(394)	(2,540)

6	81	224	2,561
3	2	20	45
157	463	5,095	19,227
N/A	N/A	N/A	N/A
N/A	N/A	N/A	20(5)(6)
–	–	–	–
10	1	23	1

N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A

–	–	–	–
N/A	N/A	N/A	N/A
–	–	–	–

16	70	19	72
15	56	1	8
21	89	373	2,356
N/A	N/A	N/A	N/A
N/A	N/A	N/A	6(5)(6)
15	63	1	7

(64)	(29)	(297)	(605)
(10)	(1)	(2)	(29)
(97)	(147)	(937)	(9,925)
N/A	N/A	N/A	N/A
N/A	N/A	–	(433)(5)(6)
–	–	–	–
72	648	4,520	13,311
708	(1,805)	12,679	(1,905)

7,634	9,439	63,569	65,474
$8,342	$7,634	$76,248	$63,569

$(3)	$36	$296	$156

See Notes to Financial Statements.

Janus Risk-Managed Funds | 55

Financial Highlights

Class A Shares

For a share outstanding during the two-month	INTECH
period ended December 31, 2009 (unaudited)	Risk-Managed Core Fund
and the period ended October 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.56	$9.26
Income from Investment Operations:
Net investment income/(loss)	.03	.05
Net gain/(loss) on investments (both realized and unrealized)	.89	1.25
Total from Investment Operations	.92	1.30
Less Distributions:
Dividends (from net investment income)*	(.07)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.07)	–
Net Asset Value, End of Period	$11.41	$10.56
Total Return**	8.69%	14.04%
Net Assets, End of Period (in thousands)	$13,217	$13,008
Average Net Assets for the Period (in thousands)	$13,278	$14,686
Ratio of Gross Expenses to Average Net Assets***(3)	1.02%	1.10%
Ratio of Net Expenses to Average Net Assets***(3)	1.02%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.23%	1.20%
Portfolio Turnover Rate***	115%	111%

Class A Shares

For a share outstanding during the five-month
period ended December 31, 2009 (unaudited)	INTECH Risk-Managed Growth Fund
and each fiscal year or period ended July 31	2009(4)	2009	2008	2007	2006	2005(5)(6)

Net Asset Value, Beginning of Period	$9.80	$12.88	$14.45	$12.81	$13.32	$12.56
Income from Investment Operations:
Net investment income/(loss)	.05	.14	.09	.06	.06	–
Net gain/(loss) on investments (both realized and unrealized)	1.30	(3.11)	(.94)	1.62	.08	1.64
Total from Investment Operations	1.35	(2.97)	(.85)	1.68	.14	1.64
Less Distributions:
Dividends (from net investment income)*	(.06)	(.11)	(.08)	(.04)	(.02)	–
Distributions (from capital gains)*	–	–	(.64)	–	(.63)	(.88)
Total Distributions	(.06)	(.11)	(.72)	(.04)	(.65)	(.88)
Net Asset Value, End of Period	$11.09	$9.80	$12.88	$14.45	$12.81	$13.32
Total Return**	13.82%	(22.92)%	(6.54)%	13.10%	0.84%	13.36%
Net Assets, End of Period (in thousands)	$18,616	$18,215	$34,231	$50,000	$30,875	$12,887
Average Net Assets for the Period (in thousands)	$17,999	$20,041	$47,093	$39,807	$22,793	$2,766
Ratio of Gross Expenses to Average Net Assets***(3)	0.96%	0.82%	0.78%	0.81%	0.85%	0.86%
Ratio of Net Expenses to Average Net Assets***(3)	0.96%	0.82%	0.78%	0.81%	0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.93%	1.01%	0.57%	0.54%	0.61%	0.17%
Portfolio Turnover Rate***	135%	119%	125%	113%	100%	106%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Period from September 30, 2004 (inception date) through July 31, 2005.
(6)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

56 | DECEMBER 31, 2009

Class A Shares

For a share outstanding during the five-month
period ended December 31, 2009 (unaudited)	INTECH Risk-Managed International Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$6.56	$8.97	$9.93	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.16	.20	.08
Net gain/(loss) on investments (both realized and unrealized)	.57	(2.31)	(1.01)	(.15)
Total from Investment Operations	.60	(2.15)	(.81)	(.07)
Less Distributions:
Dividends (from net investment income)*	(.06)	(.26)	(.15)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.06)	(.26)	(.15)	–
Net Asset Value, End of Period	$7.10	$6.56	$8.97	$9.93
Total Return**	9.13%	(23.53)%	(8.35)%	(0.70)%
Net Assets, End of Period (in thousands)	$1,947	$1,836	$2,326	$2,481
Average Net Assets for the Period (in thousands)	$1,943	$1,632	$2,507	$2,490
Ratio of Gross Expenses to Average Net Assets***(3)	1.12%	0.64%(4)	0.91%	0.91%
Ratio of Net Expenses to Average Net Assets***(3)	1.12%	0.64%(4)	0.90%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.84%	2.62%	1.92%	3.20%
Portfolio Turnover Rate***	119%	115%	105%	140%

Class A Shares

For a share outstanding during the five-month
period ended December 31, 2009 (unaudited)	INTECH Risk-Managed Value Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008	2007	2006(5)

Net Asset Value, Beginning of Period	$7.36	$9.88	$11.68	$10.64	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05	.15	.14	.16	.09
Net gain/(loss) on investments (both realized and unrealized)	.91	(2.35)	(1.58)	1.05	.55
Total from Investment Operations	.96	(2.20)	(1.44)	1.21	.64
Less Distributions:
Dividends (from net investment income)*	(.04)	(.32)	(.13)	(.15)	–
Distributions (from capital gains)*	–	–	(.23)	(.02)	–
Total Distributions	(.04)	(.32)	(.36)	(.17)	–
Net Asset Value, End of Period	$8.28	$7.36	$9.88	$11.68	$10.64
Total Return**	13.08%	(22.01)%	(12.78)%	11.38%	6.40%
Net Assets, End of Period (in thousands)	$3,811	$3,440	$1,032	$538	$266
Average Net Assets for the Period (in thousands)	$3,668	$1,762	$680	$414	$256
Ratio of Gross Expenses to Average Net Assets***(3)	0.93%	0.74%	0.85%	0.85%	0.85%
Ratio of Net Expenses to Average Net Assets***(3)	0.93%	0.74%	0.85%	0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.63%	2.28%	2.08%	1.64%	1.48%
Portfolio Turnover Rate***	96%	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from May 2, 2007 (inception date) through July 31, 2007.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 0.93% and 0.93%, respectively, without the waiver of these fees and expenses.
(5)	Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 57

Financial Highlights  (continued)

Class C Shares

	INTECH
For a share outstanding during the two-month	Risk-Managed
period ended December 31, 2009 (unaudited)	Core Fund
and the period ended October 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.54	$9.26
Income from Investment Operations:
Net investment income/(loss)	.01	.02
Net gain/(loss) on investments (both realized and unrealized)	.88	1.26
Total from Investment Operations	.89	1.28
Less Distributions:
Dividends (from net investment income)*	(.02)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.02)	–
Net Asset Value, End of Period	$11.41	$10.54
Total Return**	8.47%	13.82%
Net Assets, End of Period (in thousands)	$8,078	$7,938
Average Net Assets for the Period (in thousands)	$8,096	$8,527
Ratio of Gross Expenses to Average Net Assets***(3)	1.83%	1.85%
Ratio of Net Expenses to Average Net Assets***(3)	1.83%	1.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.42%	0.44%
Portfolio Turnover Rate***	115%	111%

Class C Shares

For a share outstanding during the five-month
period ended December 31, 2009 (unaudited)	INTECH Risk-Managed Growth Fund
and each fiscal year or period ended July 31	2009(4)	2009	2008	2007(5)	2006	2005(6)

Net Asset Value, Beginning of Period	$9.50	$12.45	$14.03	$12.51	$13.10	$12.14
Income from Investment Operations:
Net investment income/(loss)	(.09)	(.05)	(.11)	(.01)	–	.02
Net gain/(loss) on investments (both realized and unrealized)	1.33	(2.88)	(.83)	1.53	.04	1.82
Total from Investment Operations	1.24	(2.93)	(.94)	1.52	.04	1.84
Less Distributions:
Dividends (from net investment income)*	(.02)	(.02)	–	–	–	–
Distributions (from capital gains)*	–	–	(.64)	–	(.63)	(.88)
Total Distributions	(.02)	(.02)	(.64)	–	(.63)	(.88)
Net Asset Value, End of Period	$10.72	$9.50	$12.45	$14.03	$12.51	$13.10
Total Return**	13.06%	(23.53)%	(7.31)%	12.15%	0.11%	15.44%
Net Assets, End of Period (in thousands)	$4,709	$4,921	$8,767	$15,250	$12,131	$10,170
Average Net Assets for the Period (in thousands)	$4,667	$5,469	$12,982	$14,549	$10,135	$6,173
Ratio of Gross Expenses to Average Net Assets***(3)	2.74%	1.62%	1.60%	1.59%	1.60%	1.60%
Ratio of Net Expenses to Average Net Assets***(3)	2.74%	1.62%	1.60%	1.59%	1.60%	1.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.86)%	0.21%	(0.25)%	(0.22)%	(0.16)%	(0.39)%
Portfolio Turnover Rate***	135%	119%	125%	113%	100%	106%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Certain prior year amounts have been reclassified to conform with current year presentation.
(6)	Period from September 30, 2004 (inception date) through July 31, 2005.

See Notes to Financial Statements.

58 | DECEMBER 31, 2009

Class C Shares

For a share outstanding during the five-month
period ended December 31, 2009 (unaudited)	INTECH Risk-Managed International Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$6.57	$8.93	$9.91	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.16	.13	.06
Net gain/(loss) on investments (both realized and unrealized)	.58	(2.30)	(1.01)	(.15)
Total from Investment Operations	.60	(2.14)	(.88)	(.09)
Less Distributions:
Dividends (from net investment income)*	(.06)	(.22)	(.10)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.06)	(.22)	(.10)	–
Net Asset Value, End of Period	$7.11	$6.57	$8.93	$9.91
Total Return**	9.12%	(23.61)%	(9.03)%	(0.90)%
Net Assets, End of Period (in thousands)	$1,887	$1,737	$2,274	$2,477
Average Net Assets for the Period (in thousands)	$1,842	$1,552	$2,485	$2,487
Ratio of Gross Expenses to Average Net Assets***(3)	1.14%	0.70%(4)	1.66%	1.66%
Ratio of Net Expenses to Average Net Assets***(3)	1.14%	0.69%(4)	1.65%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.82%	2.56%	1.17%	2.45%
Portfolio Turnover Rate***	119%	115%	105%	140%

Class C Shares

For a share outstanding during the five-month
period ended December 31, 2009 (unaudited)	INTECH Risk-Managed Value Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008	2007	2006(5)

Net Asset Value, Beginning of Period	$7.35	$9.78	$11.61	$10.60	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.12	.23	.07	.04
Net gain/(loss) on investments (both realized and unrealized)	.91	(2.34)	(1.75)	1.05	.56
Total from Investment Operations	.93	(2.22)	(1.52)	1.12	.60
Less Distributions:
Dividends (from net investment income)*	(.02)	(.21)	(.08)	(.09)	–
Distributions (from capital gains)*	–	–	(.23)	(.02)	–
Total Distributions	(.02)	(.21)	(.31)	(.11)	–
Net Asset Value, End of Period	$8.26	$7.35	$9.78	$11.61	$10.60
Total Return**	12.65%	(22.52)%	(13.49)%	10.52%	6.00%
Net Assets, End of Period (in thousands)	$336	$281	$342	$1,510	$267
Average Net Assets for the Period (in thousands)	$307	$266	$860	$577	$256
Ratio of Gross Expenses to Average Net Assets***(3)	1.68%	1.47%	1.60%	1.61%	1.60%
Ratio of Net Expenses to Average Net Assets***(3)	1.68%	1.47%	1.60%	1.60%	1.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.88%	1.94%	1.36%	0.80%	0.73%
Portfolio Turnover Rate***	96%	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from May 2, 2007 (inception date) through July 31, 2007.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.68% and 1.68%, respectively, without the waiver of these fees and expenses.
(5)	Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 59

Financial Highlights  (continued)

Class I Shares

	INTECH
For a share outstanding during the two-month	Risk-Managed
period ended December 31, 2009 (unaudited)	Core Fund
and the period ended October 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.57	$9.26
Income from Investment Operations:
Net investment income/(loss)	.03	.05
Net gain/(loss) on investments (both realized and unrealized)	.90	1.26
Total from Investment Operations	.93	1.31
Less Distributions:
Dividends (from net investment income)*	(.09)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.09)	–
Net Asset Value, End of Period	$11.41	$10.57
Total Return**	8.81%	14.15%
Net Assets, End of Period (in thousands)	$49,067	$45,795
Average Net Assets for the Period (in thousands)	$47,883	$49,319
Ratio of Gross Expenses to Average Net Assets***(3)	0.55%	0.80%
Ratio of Net Expenses to Average Net Assets***(3)	0.54%	0.78%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.70%	1.49%
Portfolio Turnover Rate***	115%	111%

Class I Shares

For a share outstanding during the five-month
period ended December 31, 2009 (unaudited)	INTECH Risk-Managed Growth Fund
and each fiscal year or period ended July 31	2009(4)	2009	2008	2007	2006(5)

Net Asset Value, Beginning of Period	$9.72	$12.84	$14.40	$12.76	$13.52
Income from Investment Operations:
Net investment income/(loss)	.06	.12	.11	.08	.05
Net gain/(loss) on investments (both realized and unrealized)	1.31	(3.07)	(.93)	1.63	(.16)
Total from Investment Operations	1.37	(2.95)	(.82)	1.71	(.11)
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	(.17)	(.10)	(.07)	(.02)
Distributions (from capital gains)*	–	–	(.64)	–	(.63)
Redemption fees	–(6)	–(6)	–	–(6)	–
Total Distributions and Other	(.08)	(.17)	(.74)	(.07)	(.65)
Net Asset Value, End of Period	$11.01	$9.72	$12.84	$14.40	$12.76
Total Return**	14.09%	(22.76)%	(6.33)%	13.39%	(0.99)%
Net Assets, End of Period (in thousands)	$812,367	$807,347	$1,224,054	$1,223,851	$245,807
Average Net Assets for the Period (in thousands)	$822,262	$857,115	$1,288,020	$981,873	$99,407
Ratio of Gross Expenses to Average Net Assets***(3)	0.58%	0.55%	0.53%	0.56%	0.60%
Ratio of Net Expenses to Average Net Assets***(3)	0.58%	0.55%	0.53%	0.56%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.31%	1.30%	0.79%	0.77%	0.83%
Portfolio Turnover Rate***	135%	119%	125%	113%	100%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Period from December 30, 2005 (inception date) through July 31, 2006.
(6)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

60 | DECEMBER 31, 2009

Class I Shares

For a share outstanding during the five-month
period ended December 31, 2009 (unaudited)	INTECH Risk-Managed International Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$6.55	$8.98	$9.93	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.15	.22	.09
Net gain/(loss) on investments (both realized and unrealized)	.58	(2.30)	(1.01)	(.16)
Total from Investment Operations	.61	(2.15)	(.79)	(.07)
Less Distributions and Other:
Dividends (from net investment income)*	(.06)	(.28)	(.16)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–	–	–	–
Total Distributions and Other	(.06)	(.28)	(.16)	–
Net Asset Value, End of Period	$7.10	$6.55	$8.98	$9.93
Total Return**	9.29%	(23.56)%	(8.09)%	(0.70)%
Net Assets, End of Period (in thousands)	$2,604	$2,327	$2,571	$2,484
Average Net Assets for the Period (in thousands)	$2,542	$1,935	$2,694	$2,491
Ratio of Gross Expenses to Average Net Assets***(3)	1.09%	0.68%	0.66%	0.66%
Ratio of Net Expenses to Average Net Assets***(3)	1.08%	0.68%	0.65%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.87%	2.65%	2.18%	3.45%
Portfolio Turnover Rate***	119%	115%	105%	140%

Class I Shares

For a share outstanding during the five-month
period ended December 31, 2009 (unaudited)	INTECH Risk-Managed Value Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008	2007	2006(4)

Net Asset Value, Beginning of Period	$7.37	$9.91	$11.70	$10.66	$10.00
Income from Investment Operations:
Net investment income/(loss)	.06	.18	.22	.20	.08
Net gain/(loss) on investments (both realized and unrealized)	.91	(2.38)	(1.64)	1.04	.58
Total from Investment Operations	.97	(2.20)	(1.42)	1.24	.66
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	(.34)	(.14)	(.18)	–
Distributions (from capital gains)*	–	–	(.23)	(.02)	–
Redemption fees	–	–(5)	–(5)	–	–
Total Distributions and Other	(.04)	(.34)	(.37)	(.20)	–
Net Asset Value, End of Period	$8.30	$7.37	$9.91	$11.70	$10.66
Total Return**	13.21%	(21.96)%	(12.54)%	11.58%	6.60%
Net Assets, End of Period (in thousands)	$71,850	$59,647	$63,472	$47,593	$18,723
Average Net Assets for the Period (in thousands)	$66,972	$53,614	$57,513	$31,496	$14,266
Ratio of Gross Expenses to Average Net Assets***(3)	0.76%	0.61%	0.60%	0.60%	0.61%
Ratio of Net Expenses to Average Net Assets***(3)	0.76%	0.61%	0.60%	0.60%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.80%	2.79%	2.34%	1.87%	1.70%
Portfolio Turnover Rate***	96%	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from May 2, 2007 (inception date) through July 31, 2007.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from December 30, 2005 (inception date) through July 31, 2006.
(5)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 61

Financial Highlights  (continued)

Class J Shares

For a share outstanding during the two-month
period ended December 31, 2009 (unaudited)	INTECH Risk-Managed Core Fund
and each fiscal year ended October 31	2009(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$10.56	$10.21	$17.38	$16.46	$15.28	$13.98
Income from Investment Operations:
Net investment income/(loss)	.03	.18	.24	.20	.12	.12
Net gain/(loss) on investments (both realized and unrealized)	.90	.46	(5.75)	1.71	1.96	1.89
Total from Investment Operations	.93	.64	(5.51)	1.91	2.08	2.01
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	(.29)	(.24)	(.12)	(.13)	(.08)
Distributions (from capital gains)*	–	–	(1.42)	(.87)	(.77)	(.63)
Redemption Fees	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	(.08)	(.29)	(1.66)	(.99)	(.90)	(.71)
Net Asset Value, End of Period	$11.41	$10.56	$10.21	$17.38	$16.46	$15.28
Total Return**	8.77%	6.70%	(34.82)%	12.11%	14.10%	14.79%
Net Assets, End of Period (in thousands)	$234,035	$222,932	$246,935	$512,837	$498,582	$379,214
Average Net Assets for the Period (in thousands)	$233,012	$215,954	$386,247	$543,933	$433,127	$308,431
Ratio of Gross Expenses to Average Net Assets***(3)	0.81%	0.91%	0.75%	0.77%	0.91%	0.89%
Ratio of Net Expenses to Average Net Assets***(3)	0.81%	0.91%	0.75%	0.77%	0.90%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.44%	1.78%	1.55%	1.08%	0.81%	0.92%
Portfolio Turnover Rate***	115%	111%	74%	109%	108%	81%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

62 | DECEMBER 31, 2009

Class S Shares

	INTECH
For a share outstanding during the two-month	Risk-Managed
period ended December 31, 2009 (unaudited)	Core Fund
and the period ended October 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.55	$9.26
Income from Investment Operations:
Net investment income/(loss)	.02	.04
Net gain/(loss) on investments (both realized and unrealized)	.90	1.25
Total from Investment Operations	.92	1.29
Less Distributions:
Dividends (from net investment income)*	(.06)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.06)	–
Net Asset Value, End of Period	$11.41	$10.55
Total Return**	8.74%	13.93%
Net Assets, End of Period (in thousands)	$4,535	$4,558
Average Net Assets for the Period (in thousands)	$5,050	$5,179
Ratio of Gross Expenses to Average Net Assets***(3)	1.10%	1.27%
Ratio of Net Expenses to Average Net Assets***(3)	1.10%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.16%	1.02%
Portfolio Turnover Rate***	115%	111%

Class S Shares

For a share outstanding during the five-month
period ended December 31, 2009 (unaudited)	INTECH Risk-Managed Growth Fund
and each fiscal year or period ended July 31	2009(4)	2009	2008	2007	2006	2005(5)

Net Asset Value, Beginning of Period	$9.77	$12.81	$14.36	$12.75	$13.28	$12.24
Income from Investment Operations:
Net investment income/(loss)	.14	.33	.11	.04	.03	.01
Net gain/(loss) on investments (both realized and unrealized)	1.20	(3.30)	(.98)	1.58	.07	1.91
Total from Investment Operations	1.34	(2.97)	(.87)	1.62	.10	1.92
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.07)	(.04)	(.01)	–	–
Distributions (from capital gains)*	–	–	(.64)	–	(.63)	(.88)
Redemption fees	–(6)	–(6)	–(6)	–(6)	–(6)	–(6)
Total Distributions and Other	(.05)	(.07)	(.68)	(.01)	(.63)	(.88)
Net Asset Value, End of Period	$11.06	$9.77	$12.81	$14.36	$12.75	$13.28
Total Return**	13.70%	(23.09)%	(6.68)%	12.72%	0.59%	15.98%
Net Assets, End of Period (in thousands)	$18,219	$20,051	$70,963	$154,057	$121,473	$74,744
Average Net Assets for the Period (in thousands)	$19,059	$40,058	$117,236	$151,536	$97,158	$56,612
Ratio of Gross Expenses to Average Net Assets***(3)	1.09%	1.04%	1.02%	1.05%	1.10%	1.10%
Ratio of Net Expenses to Average Net Assets***(3)	1.09%	1.04%	1.02%	1.05%	1.10%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.80%	0.77%	0.36%	0.31%	0.35%	0.12%
Portfolio Turnover Rate***	135%	119%	125%	113%	100%	106%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Period from September 30, 2004 (inception date) through July 31, 2005.
(6)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 63

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the five-month
period ended December 31, 2009 (unaudited)	INTECH Risk-Managed International Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$6.56	$8.95	$9.92	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.16	.18	.07
Net gain/(loss) on investments (both realized and unrealized)	.59	(2.30)	(1.02)	(.15)
Total from Investment Operations	.61	(2.14)	(.84)	(.08)
Less Distributions and Other:
Dividends (from net investment income)*	(.06)	(.25)	(.13)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–	–	–	–
Total Distributions and Other	(.06)	(.25)	(.13)	–
Net Asset Value, End of Period	$7.11	$6.56	$8.95	$9.92
Total Return**	9.28%	(23.54)%	(8.61)%	(0.80)%
Net Assets, End of Period (in thousands)	$1,893	$1,733	$2,268	$2,480
Average Net Assets for the Period (in thousands)	$1,849	$1,551	$2,477	$2,489
Ratio of Gross Expenses to Average Net Assets***(3)	1.13%	0.65%(4)	1.16%	1.16%
Ratio of Net Expenses to Average Net Assets***(3)	1.12%	0.65%(4)	1.15%	1.15%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.84%	2.60%	1.67%	2.95%
Portfolio Turnover Rate***	119%	115%	105%	140%

Class S Shares

For a share outstanding during the five-month
period ended December 31, 2009 (unaudited)	INTECH Risk-Managed Value Fund
and each fiscal year or period ended July 31	2009(1)	2009	2008	2007	2006(5)

Net Asset Value, Beginning of Period	$7.37	$9.86	$11.66	$10.63	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05	.17	.20	.17	.07
Net gain/(loss) on investments (both realized and unrealized)	.90	(2.38)	(1.67)	1.00	.56
Total from Investment Operations	.95	(2.21)	(1.47)	1.17	.63
Less Distributions:
Dividends (from net investment income)*	(.04)	(.28)	(.10)	(.12)	–
Distributions (from capital gains)*	–	–	(.23)	(.02)	–
Total Distributions	(.04)	(.28)	(.33)	(.14)	–
Net Asset Value, End of Period	$8.28	$7.37	$9.86	$11.66	$10.63
Total Return**	12.86%	(22.15)%	(12.98)%	11.00%	6.30%
Net Assets, End of Period (in thousands)	$226	$200	$257	$295	$266
Average Net Assets for the Period (in thousands)	$216	$192	$284	$294	$256
Ratio of Gross Expenses to Average Net Assets***(3)	1.18%	0.97%	1.10%	1.10%	1.10%
Ratio of Net Expenses to Average Net Assets***(3)	1.18%	0.97%	1.10%	1.10%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.38%	2.43%	1.84%	1.43%	1.23%
Portfolio Turnover Rate***	96%	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from May 2, 2007 (inception date) through July 31, 2007.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Assets to Average Net Assets would be 1.18% and 1.18%, respectively, without the waiver of these fees and expenses.
(5)	Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

64 | DECEMBER 31, 2009

Class T Shares

	INTECH
For a share outstanding during the five-month	Risk-Managed
period ended December 31, 2009 (unaudited)	Growth Fund
and the period ended July 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$9.76	$8.98
Income from Investment Operations:
Net investment income/(loss)	.02	.01
Net gain/(loss) on investments (both realized and unrealized)	1.33	.77
Total from Investment Operations	1.35	.78
Less Distributions:
Dividends (from net investment income)*	(.07)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.07)	–
Net Asset Value, End of Period	$11.04	$9.76
Total Return**	13.88%	8.69%
Net Assets, End of Period (in thousands)	$12	$1
Average Net Assets for the Period (in thousands)	$5	$1
Ratio of Gross Expenses to Average Net Assets***(3)	0.85%	0.86%
Ratio of Net Expenses to Average Net Assets***(3)	0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.08%	0.72%
Portfolio Turnover Rate***	135%	119%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 65

Financial Highlights  (continued)

Class T Shares

	INTECH
For a share outstanding during the five-month	Risk-Managed
period ended December 31, 2009 (unaudited)	International Fund
and the period ended July 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$6.55	$5.93
Income from Investment Operations:
Net investment income/(loss)	.01	–
Net gain/(loss) on investments (both realized and unrealized)	.59	.62
Total from Investment Operations	.60	.62
Less Distributions:
Dividends (from net investment income)*	(.06)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.06)	–
Net Asset Value, End of Period	$7.09	$6.55
Total Return**	9.14%	10.46%
Net Assets, End of Period (in thousands)	$11	$1
Average Net Assets for the Period (in thousands)	$5	$1
Ratio of Gross Expenses to Average Net Assets***(3)	0.73%	1.25%
Ratio of Net Expenses to Average Net Assets***(3)	0.71%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.09%	(0.35)%
Portfolio Turnover Rate***	119%	115%

Class T Shares

	INTECH
For a share outstanding during the five-month	Risk-Managed
period ended December 31, 2009 (unaudited)	Value Fund
and the period ended July 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$7.37	$6.63
Income from Investment Operations:
Net investment income/(loss)	.02	.01
Net gain/(loss) on investments (both realized and unrealized)	.94	.73
Total from Investment Operations	.96	.74
Less Distributions:
Dividends (from net investment income)*	(.04)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.04)	–
Net Asset Value, End of Period	$8.29	$7.37
Total Return**	13.04%	11.16%
Net Assets, End of Period (in thousands)	$25	$1
Average Net Assets for the Period (in thousands)	$10	$1
Ratio of Gross Expenses to Average Net Assets***(3)	0.93%	1.00%
Ratio of Net Expenses to Average Net Assets***(3)	0.93%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.82%	2.08%
Portfolio Turnover Rate***	96%	100%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

66 | DECEMBER 31, 2009

Notes to Schedules of Investments (unaudited)

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Value Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.

Janus Risk-Managed Funds | 67

Notes to Schedules of Investments (unaudited) (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of December 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
INTECH Risk-Managed Core Fund
Common Stock	$308,386,239	$–	$–

Total Investments in Securities	$308,386,239	$–	$–

Investments in Securities:
INTECH Risk-Managed Growth Fund
Common Stock	$851,982,813	$–	$–

Total Investments in Securities	$851,982,813	$–	$–

Investments in Securities:
INTECH Risk-Managed International Fund
Common Stock	$–	$8,294,978	$–

Preferred Stock	–	63,718	–

Warrant	–	172	–

Money Market	–	34,000	–

Total Investments in Securities	$–	$8,392,868	$–

Investments in Securities:
INTECH Risk-Managed Value Fund
Common Stock
Oil and Gas Drilling	$300,962	$87,868	$–
All Other	75,253,426	–	–

Money Market	–	695,713	–

Total Investments in Securities	$75,554,388	$783,581	$–

68 | DECEMBER 31, 2009

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund and INTECH Risk-Managed Value Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class J Shares are available to shareholders investing in the Funds either directly or through financial intermediaries.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Certain prior year amounts in the Financial Highlights have been reclassified to conform with current year presentation.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-

Janus Risk-Managed Funds | 69

Notes to Financial Statements (unaudited) (continued)

specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an

70 | DECEMBER 31, 2009

evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the two-month or five-month period ended December 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2009 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, and other equity-linked derivatives.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. A

Janus Risk-Managed Funds | 71

Notes to Financial Statements (unaudited) (continued)

Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. A Fund’s ability to use derivatives instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. Derivatives traded OTC, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the

72 | DECEMBER 31, 2009

Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. There were no derivatives held by the Funds during the two-month or five-month period ended December 31, 2009.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability

Janus Risk-Managed Funds | 73

Notes to Financial Statements (unaudited) (continued)

to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Funds no longer had

74 | DECEMBER 31, 2009

any securities on loan. Management continues to review the program and may resume securities lending.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects INTECH Risk-Managed Core Fund’s “base” fee rate prior to any performance adjustment and certain Funds’ contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee (%)
Fund	Assets of the Fund	(annual rate)

INTECH Risk-Managed Core Fund	N/A	0.50
INTECH Risk-Managed Growth Fund	All Asset Levels	0.50
INTECH Risk-Managed International Fund	All Asset Levels	0.55
INTECH Risk-Managed Value Fund	All Asset Levels	0.50

For INTECH Risk-Managed Core Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

INTECH Risk-Managed Core Fund	S&P 500® Index

Only the base fee rate applied until January 2007 for INTECH Risk-Managed Core Fund, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by INTECH Risk-Managed Core Fund listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began January 2007 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, INTECH Risk-Managed Core Fund calculated its Performance Adjustment by comparing the performance of Class J Shares (the initial share class) against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of the Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the

Janus Risk-Managed Funds | 75

Notes to Financial Statements (unaudited) (continued)

performance of the Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. Until that time, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class J Shares performance for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period.

After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class J Shares as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of INTECH Risk-Managed Core Fund relative to the record of the Fund’s benchmark index and future changes to the size of INTECH Risk-Managed Core Fund.

INTECH Risk-Managed Core Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the two-month period ended December 31, 2009, INTECH Risk-Managed Core Fund recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

INTECH Risk-Managed Core Fund	$(48,402)

INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to each Fund. Janus Capital owns approximately 92% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to INTECH on behalf of INTECH Risk-Managed Core Fund adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

As the Funds’ administrator, Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of the INTECH Risk-Managed Core Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

INTECH Risk-Managed Core Fund pays Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Fund’s transfer agent, an asset-weighted averaged annual fee based on the proportion of INTECH Risk-Managed Core Fund’s total net assets sold directly and the proportion of INTECH Risk-Managed Core Fund’s net assets sold through intermediaries. The applicable fee rates are 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries for Class J Shares.

In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds. Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Funds for providing or arranging for the provision of, administrative services including but not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors in Class S Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, and other financial intermediaries for providing these services.

The Funds that hold Class T Shares pay an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of these Funds. These administrative fees are paid by Class T Shares of these Funds to Janus Services, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to these Funds.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and

76 | DECEMBER 31, 2009

Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least February 16, 2011 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class J Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

INTECH Risk-Managed Core Fund	0.89
INTECH Risk-Managed Growth Fund	0.90
INTECH Risk-Managed International Fund	1.00
INTECH Risk-Managed Value Fund	0.75

Janus Capital was entitled to recoup such reimbursement or fee reduction from INTECH Risk-Managed International Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of December 31, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the two-month or five-month period ended December 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the two-month or five-month period ended December 31, 2009.

For the five-month period ended December 31, 2009, Janus Capital assumed $9,091 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 10. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $128,761 was paid by the Trust during the five-month period ended December 31, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the two-month or five-month period

Janus Risk-Managed Funds | 77

Notes to Financial Statements (unaudited) (continued)

ended December 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH Risk-Managed Core Fund	$8
INTECH Risk-Managed Growth Fund	434
INTECH Risk-Managed International Fund	21
INTECH Risk-Managed Value Fund	128

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. The Funds did not collect any contingent deferred sales charges during the two-month or five-month period ended December 31, 2009.

A 2.00% redemption fee may be imposed on Class I Shares, Class J Shares, Class S Shares, and Class T Shares of the Funds, as applicable, held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital.

Total redemption fees received by the Funds for the two-month or five-month period ended December 31, 2009 is indicated in the table below:

Fund	Redemption Fee

INTECH Risk-Managed Core Fund	$1,672
INTECH Risk-Managed Growth Fund	4,435
INTECH Risk-Managed International Fund	4
INTECH Risk-Managed Value Fund	354

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the two-month or five-month period ended December 31, 2009, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/09

Janus Cash Liquidity Fund LLC
INTECH Risk-Managed Core Fund	$5,468,000	$(5,468,000)	$107	$–
INTECH Risk-Managed Growth Fund	51,945,534	(51,945,534)	1,792	–
INTECH Risk-Managed International Fund	693,047	(661,076)	47	34,000
INTECH Risk-Managed Value Fund	4,845,581	(4,734,000)	553	695,713

	$62,952,162	$(62,808,610)	$2,499	$729,713

78 | DECEMBER 31, 2009

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the five-month period ended December 31, 2009, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 8/1/09	Purchases	Purchases	Redemptions	Redemption	at 12/31/09

INTECH Risk-Managed Growth Fund - Class T Shares	$–	$11,000	10/29/2009	$–	–	$11,000
INTECH Risk-Managed International Fund - Class A Shares	2,500,000	–	–	–	–	2,500,000
INTECH Risk-Managed International Fund - Class C Shares	2,500,000	–	–	–	–	2,500,000
INTECH Risk-Managed International Fund - Class I Shares	2,500,000	–	–	–	–	2,500,000
INTECH Risk-Managed International Fund - Class S Shares	2,500,000	–	–	–	–	2,500,000
INTECH Risk-Managed International Fund - Class T Shares	1,000	10,000	10/29/2009	–	–	11,000
INTECH Risk-Managed Value Fund - Class C Shares	250,000	–	–	–	–	250,000
INTECH Risk-Managed Value Fund - Class S Shares	250,000	–	–	–	–	250,000
INTECH Risk-Managed Value Fund - Class T Shares	1,000	10,000	10/29/2009	–	–	11,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

INTECH Risk-Managed Core Fund	$268,676,727	$43,589,417	$(3,879,905)	$39,709,512
INTECH Risk-Managed Growth Fund	742,992,470	114,896,710	(5,906,367)	108,990,343
INTECH Risk-Managed International Fund	7,287,364	1,278,177	(172,673)	1,105,504
INTECH Risk-Managed Value Fund	69,253,958	9,316,350	(2,232,339)	7,084,011

Net capital loss carryovers as of July 31 and October 31, 2009 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Janus Risk-Managed Funds | 79

Notes to Financial Statements (unaudited) (continued)

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2009 or July 31, 2009

			Accumulated
Fund	June 30, 2016	June 30, 2017	Capital Losses

INTECH Risk-Managed Core Fund(1)(2)	$(49,724,127)	$(70,465,390)	$(120,189,517)
INTECH Risk-Managed Growth Fund(3)	–	(118,461,846)	(118,461,846)
INTECH Risk-Managed International Fund(3)	(175,182)	(1,513,408)	(1,688,590)
INTECH Risk-Managed Value Fund(3)	(301,746)	(2,445,926)	(2,747,672)

(1)	Capital loss carryovers subject to annual limitations.
(2)	For the year ended October 31, 2009.
(3)	For the year ended July 31, 2009.

The capital loss carryforward of INTECH Risk-Managed Core Fund is subject to annual limitations under applicable tax laws and may expire unused as a result of the Janus Adviser INTECH Risk-Managed Core Fund acquisition during the current year. Due to these limitations, the carryforward amount in the table below will not be available for use. As a result, this amount has been reclassified to paid-in capital.

Fund	Capital Loss Carryover Unavailable Due to Merger

INTECH Risk-Managed Core Fund	$7,993,650

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the two- or five-month periods ended
December 31, 2009 (unaudited) and the fiscal
years or periods ended October 31 or July 31

			INTECH Risk-
	INTECH Risk-	INTECH Risk-	Managed	INTECH Risk-
	Managed Core	Managed Growth	International	Managed Value
	Fund	Fund	Fund	Fund

Class A Shares
2009(1)	N/A	0.96%	5.64%	1.34%
2009(2)	1.02%	N/A	N/A	N/A
2009	N/A	0.82%	6.45%	1.33%
2009(3)	1.08%	N/A	N/A	N/A
2008	N/A	0.78%	4.18%	1.17%
2007	N/A	0.81%	6.11%(4)	1.35%
2006	N/A	0.91%	N/A	3.67%(5)
2005	N/A	0.93%(6)	N/A	N/A

Class C Shares
2009(1)	N/A	2.74%	6.41%	2.02%
2009(2)	1.89%	N/A	N/A	N/A
2009	N/A	1.67%	7.20%	1.99%
2009(3)	1.83%	N/A	N/A	N/A
2008	N/A	1.60%	4.93%	1.96%
2007	N/A	1.59%	6.86%(4)	2.05%
2006	N/A	1.64%	N/A	4.42%(5)
2005	N/A	1.84%(6)	N/A	N/A

Class I Shares
2009(1)	N/A	0.58%	5.34%	1.05%
2009(2)	0.55%	N/A	N/A	N/A
2009	N/A	0.55%	6.34%	0.96%
2009(3)	0.80%	N/A	N/A	N/A
2008	N/A	0.53%	3.92%	0.90%
2007	N/A	0.56%	5.86%(4)	1.09%
2006	N/A	0.61%(7)	N/A	2.91%(5)

80 | DECEMBER 31, 2009

			INTECH Risk-
	INTECH Risk-	INTECH Risk-	Managed	INTECH Risk-
	Managed Core	Managed Growth	International	Managed Value
	Fund	Fund	Fund	Fund

Class J Shares
2009(2)	0.81%(8)	N/A	N/A	N/A
2009	0.91%(8)	N/A	N/A	N/A
2008	0.82%(8)	N/A	N/A	N/A
2007	0.74%(8)	N/A	N/A	N/A
2006	0.90%(8)	N/A	N/A	N/A
2005	0.89%(8)	N/A	N/A	N/A

Class S Shares
2009(1)	N/A	1.09%	5.84%	1.55%
2009(2)	1.10%	N/A	N/A	N/A
2009	N/A	1.04%	6.66%	1.44%
2009(3)	1.25%	N/A	N/A	N/A
2008	N/A	1.02%	4.43%	1.41%
2007	N/A	1.05%	6.36%(4)	1.62%
2006	N/A	1.15%	N/A	3.92%(5)
2005	N/A	1.27%	N/A	N/A

Class T Shares
2009(1)	N/A	1.85%	3.79%	1.21%
2009(9)	N/A	0.75%	14.17%	1.66%

(1)	For the period from August 1, 2009 to December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	For the period from November 1, 2009 to December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Period from May 2, 2007 (inception date) through July 31, 2007.
(5)	Period from December 30, 2005 (inception date) through July 31, 2006.
(6)	Period from September 30, 2004 (inception date) through July 31, 2005.
(7)	Period from November 28, 2005 (inception date) through July 31, 2006.
(8)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(9)	Period from July 6, 2009 (inception date) through July 31, 2009.

Janus Risk-Managed Funds | 81

Notes to Financial Statements (unaudited) (continued)

7.	Capital Share Transactions

	INTECH		INTECH		INTECH		INTECH
For the two- or five-month periods ended December 31,	Risk-Managed		Risk-Managed		Risk-Managed		Risk-Managed
2009 (unaudited) and the fiscal years ended October 31,	Core		Growth		International		Value
2009 or July 31, 2009	Fund		Fund		Fund		Fund
(all numbers in thousands)	2009(1)	2009(2)	2009(3)	2009(4)	2009(3)	2009(4)	2009(3)	2009(4)

Transactions in Fund Shares – Class A Shares:
Shares sold	25	53	99	449	1	14	28	443
Shares issued in connection with acquisition (see Note 9)	N/A	1,534	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	7	–	9	23	2	12	2	11
Shares repurchased	(106)	(355)	(289)	(1,270)	(9)	(5)	(37)	(91)
Net Increase/(Decrease) in Fund Shares	(74)	1,232	(181)	(798)	(6)	21	(7)	363
Shares Outstanding, Beginning of Period	1,232	–	1,860	2,658	280	259	467	104
Shares Outstanding, End of Period	1,158	1,232	1,679	1,860	274	280	460	467
Transactions in Fund Shares – Class C Shares:
Shares sold	11	23	17	74	–	–	3	6
Shares issued in connection with acquisition (see Note 9)	N/A	869	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	1	–	–	1	2	9	–	1
Shares repurchased	(57)	(139)	(96)	(261)	(1)	–	–	(4)
Net Increase/(Decrease) in Fund Shares	(45)	753	(79)	(186)	1	9	3	3
Shares Outstanding, Beginning of Period	753	–	518	704	264	255	38	35
Shares Outstanding, End of Period	708	753	439	518	265	264	41	38
Transactions in Fund Shares – Class I Shares:
Shares sold	151	445	3,642	20,377	22	80	636	2,775
Shares issued in connection with acquisition (see Note 9)	N/A	5,008	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	24	–	509	1,759	3	15	46	340
Shares repurchased	(205)	(1,121)	(13,390)	(34,409)	(13)	(26)	(115)	(1,430)
Net Increase/(Decrease) in Fund Shares	(30)	4,332	(9,239)	(12,273)	12	69	567	1,685
Shares Outstanding, Beginning of Period	4,332	–	83,026	95,299	355	286	8,090	6,405
Shares Outstanding, End of Period	4,302	4,332	73,787	83,026	367	355	8,657	8,090
Transactions in Fund Shares – Class J Shares:
Shares sold	207	2,437	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	136	718	N/A	N/A	N/A	N/A	N/A	N/A
Shares repurchased	(931)	(6,233)	N/A	N/A	N/A	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	(588)	(3,078)	N/A	N/A	N/A	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	21,102	24,180	N/A	N/A	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	20,514	21,102	N/A	N/A	N/A	N/A	N/A	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	N/A	2	N/A	N/A	N/A	2
Reinvested dividends and distributions	N/A	N/A	N/A	–	N/A	N/A	N/A	1
Shares repurchased	N/A	N/A	N/A	(15)	N/A	N/A	N/A	(41)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	(13)	N/A	N/A	N/A	(38)
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	13	N/A	N/A	N/A	38
Shares Outstanding, End of Period	N/A	N/A	N/A	–(5)	N/A	N/A	N/A	–(6)
Transactions in Fund Shares – Class S Shares:
Shares sold	42	20	73	881	–	–	–	1
Shares issued in connection with acquisition (see Note 9)	N/A	597	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	3	–	7	34	2	11	–	–
Shares repurchased	(79)	(185)	(486)	(4,402)	–	–	–	–
Net Increase/(Decrease) in Fund Shares	(34)	432	(406)	(3,487)	2	11	–	1
Shares Outstanding, Beginning of Period	432	–	2,053	5,540	264	253	27	26
Shares Outstanding, End of Period	398	432	1,647	2,053	266	264	27	27

82 | DECEMBER 31, 2009

	INTECH		INTECH		INTECH		INTECH
For the two- or five-month periods ended December 31,	Risk-Managed		Risk-Managed		Risk-Managed		Risk-Managed
2009 (unaudited) and the fiscal years ended October 31,	Core		Growth		International		Value
2009 or July 31, 2009	Fund		Fund		Fund		Fund
(all numbers in thousands)	2009(1)	2009(2)	2009(3)	2009(4)	2009(3)	2009(4)	2009(3)	2009(4)

Transactions in Fund Shares – Class T Shares:
Shares sold	N/A	N/A	1	–	2	–	3	–
Reinvested dividends and distributions	N/A	N/A	–	–	–	–	–	–
Shares repurchased	N/A	N/A	–	–	–	–	–	–
Net Increase/(Decrease) in Fund Shares	N/A	N/A	1	–	2	–	3	–
Shares Outstanding, Beginning of Period	N/A	N/A	–	–	–	–	–	–
Shares Outstanding, End of Period	N/A	N/A	1	–	2	–	3	–

(1)	Period from November 1, 2009 to December 31, 2009. The Fund changed its fiscal year from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) for Class A Shares, Class C Shares, Class I Shares and Class S Shares, and November 1, 2008 for Class J Shares through October 31, 2009.
(3)	Period from August 1, 2009 to December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Period from August 1, 2008 for Class A Shares, Class C Shares, Class I Shares and Class S Shares, and July 6, 2009 (inception date) for Class T Shares through July 31, 2009.
(5)	A liquidation of Class R Shares occurred at the close of business on March 31, 2009.
(6)	A liquidation of Class R Shares occurred at the close of business on March 25, 2009.

8.	Purchases and Sales of Investment Securities

For the two-month or five-month period ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH Risk-Managed Core Fund	$58,221,756	$67,435,293	$–	$–
INTECH Risk-Managed Growth Fund	482,165,339	585,468,561	–	–
INTECH Risk-Managed International Fund	4,130,773	4,036,735	–	–
INTECH Risk-Managed Value Fund	32,782,741	28,166,780	–	–

9.	Fund Acquisition

On July 6, 2009, INTECH Risk-Managed Core Fund acquired all of the net assets of Janus Adviser INTECH Risk-Managed Core Fund pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Adviser INTECH Risk-Managed Core Fund in the amount of 8,208,584 shares (valued at $74,176,255) for the 8,007,695 shares of INTECH Risk-Managed Core Fund, including $2,376,861 of unrealized appreciation. The aggregate net assets of INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Core Fund immediately before the reorganization were $209,095,390 and $74,176,255, respectively. The aggregate net assets immediately after the reorganization were $283,271,645.

10.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery

Janus Risk-Managed Funds | 83

Notes to Financial Statements (unaudited) (continued)

including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, one of which still remains, and which was brought by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818).

In the Wiggins case, a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether Janus’ petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on Janus’ petition for a writ of certiorari. In addition to the Wiggins case, on January 20, 2010, the Court entered orders dismissing the remaining claims asserted against Janus Capital and its affiliates by fund investors in Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518 (a derivative claim involving alleged frequent trading practices).

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

11.	Subsequent Events

Effective February 16, 2010, Class J Shares will be renamed Class T Shares and will be available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus will be moved to a newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares will commence operations on or about February 16, 2010. The transfer agency (TA) fee structure for Class D Shares and Class T Shares will be different than that of Class J Shares. Class D Shares will pay a fixed annual TA fee rate of 0.12% of net assets. Class T Shares will pay a fixed annual TA fee rate of 0.25% of net assets. Currently, Class J Shares pay a blended annual fee rate of 0.12% of average net assets for the proportion of assets sold directly and 0.25% of average net assets sold through financial intermediaries. A Fund’s total expense ratio could be impacted by the change in TA fee structure.

In May 2009, in accordance with the FASB guidance, the Funds adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Funds’ financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

84 | DECEMBER 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

In this disclosure, each fund and portfolio of Janus Investment Fund are referred to as “Fund” and, collectively, as “Funds.”

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the seven Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement,

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent

Janus Risk-Managed Funds | 85

Additional Information (unaudited) (continued)

with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the

86 | DECEMBER 31, 2009

Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Risk-Managed Funds | 87

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

88 | DECEMBER 31, 2009

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total

Janus Risk-Managed Funds | 89

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

90 | DECEMBER 31, 2009

Notes

Janus Risk-Managed Funds | 91

Notes

92 | DECEMBER 31, 2009

Notes

Janus Risk-Managed Funds | 93

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0110-041	2-28-10 125-24-71114 02-10

2009 SEMIANNUAL REPORT

Janus Smart Portfolios

Janus Smart Portfolio-Growth
Janus Smart Portfolio-Moderate
Janus Smart Portfolio-Conservative

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Letter to the Shareholders

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholder,

We would like to take this opportunity to thank you for your investment with Janus. Over the past twelve months, we’ve seen one of the strongest market rebounds on record from lows reached in March driven by evidence that the U.S. and economies around the globe were beginning to improve. Throughout the market downturn and subsequent rebound, we have remained committed to our 40-year, research-driven approach and long-term investment view. As a result, we have continued to deliver strong results relative to many of our peers.

For the one-year period ended December 31, 2009, 77% of Janus retail funds, Class J Shares, ranked within Lipper’s top two quartiles based on total returns. Looking longer-term, 92% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 86% ranked in Lipper’s top two quartiles for the five-year period ended December 31, 2009. (Lipper rankings are based on total returns. See complete rankings on page 4.)

Current Outlook

Improving economic conditions, positive earnings surprises and healthier capital markets have helped overall market sentiment grow more bullish as 2009 came to an end. We are encouraged by the turnaround since the unprecedented downturn that began in September 2008, but think the sustainability of the current recovery is uncertain. As we have stated in the past, we believe the U.S. Federal Reserve’s (Fed) liquidity injections and other governmental support for the financial system were necessary and that these responses have helped the U.S. and global economies avert a more severe recession. With the financial system in a much healthier position than it was a year ago and with the economy improving, focus has turned towards the Fed’s exit strategy and whether the economy can stand on its own as stimulus and other emergency measures wind down. Other concerns include reduced consumption by consumers brought on by the recession, limited private lending and ongoing weakness in housing market and its impact on consumers.

In the U.S., the S&P 500® Index gained more than 26% during the 12-month period, but still remained more than 28% below its record closing high set in October 2007. Non-U.S. equity markets delivered even stronger performance gaining more than 32% (MSCI All Country World ex-U.S. IndexSM) with emerging equity markets (MSCI EMF Index) rising nearly 63% in local currency terms.

In addition to the strong recovery by equity markets, credit markets posted impressive results. Credit spreads, or the difference between the yields on corporate bonds versus the yields on equivalent Treasury bonds, narrowed sharply after reaching historically wide levels in December 2008 amidst heightened risk aversion. The U.S. High Yield market (Barclays Capital U.S. Corporate High Yield Index) posted the strongest returns, gaining over 58%. The U.S. investment grade credit market (Barclays Capital U.S. Credit Index) rose roughly 16% during the period.

Commodity prices were strong for the year, while the U.S. dollar finished lower versus most major currencies amid a move into higher yielding currencies and concern over a rising U.S. Government deficit. Gold closed near a record high, helping to keep inflation worries in the forefront. Despite the continuation of the strong equity market rally, high unemployment and the U.S. dollar remained key concerns for investors.

Looking Ahead

During the broad market rally, markets worldwide moved higher as investors felt more comfortable moving money back into riskier assets. Individual stocks and bonds performed similarly amid a rising tide that lifted all boats. In this environment, there was little difference between the returns of low quality companies and high quality companies. We think investors should be prepared for a more discriminate environment going forward as markets normalize. Therefore, we believe individual security selection will play a greater role in determining investors’ success. As bottom-up researchers throughout our 40-year history, our goal remains to identify those companies going through positive fundamental transition, which we believe results in the best opportunities for our investors.

Janus Smart Portfolios | 1

Continued

Increased savings and greater diversification, with an emphasis on fixed income and dividends, is likely to be a big theme for investors over the next few years. We continue to believe a balanced strategy may provide the best opportunity for the long-term success of our investors, and we remain committed to delivering strong long-term performance on your behalf.

We thank you for your business and your continued confidence in Janus.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.335.2687 or download the file from janus.com/info. Read it carefully before investing or sending money.

There is no assurance that the investment process will consistently lead to successful investing.

The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

The MSCI All Country World ex-U.S. IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

The MSCI EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

Barclays Capital U.S. Corporate High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

The Barclays Capital U.S. Credit Index is comprised of the Barclays Capital U.S. Corporate Index and the non-native currency subcomponent of the Barclays Capital U.S. Government-Related Index. It includes publicly issued U.S. corporates, specified foreign debentures and secured notes denominated in U.S. dollars. It is a subset of the Barclays Capital U.S. Government/Credit Index and the Barclays Capital U.S. Aggregate Bond Index.

Rankings may be based, in part, on the performance of a predecessor fund or share class and are calculated by Lipper using a performance calculation methodology that differs from that used by Janus. Differences in the methodologies may lead to variances in calculating total performance returns, in some cases this variance may be significant, thereby potentially

2 | DECEMBER 31, 2009

Co-Chief Investment Officers’ Letter to the Shareholders

affecting the ranking of the Fund[s]. The rankings are displayed for informational purposes only and should not be relied upon when making investment decisions.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Rankings are for the share class shown only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the rankings for the period.

In preparing this document, Janus has relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (01/10)

Janus Smart Portfolios | 3

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 12/31/09

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds

Janus Investment Fund (Inception date)

Growth & Core

Janus Balanced Fund(1);(9/92)	Mixed-Asset Target Allocation-Moderate Funds	43	219/509	1	1/412	1	1/311	19	28/148	4	1/27	1	1/338

Janus Contrarian Fund;(2/00)	Multi-Cap Core Funds	22	170/795	46	308/683	6	29/519	–	–	17	37/227	17	37/227

Janus Enterprise Fund(1);(9/92)	Mid-Cap Growth Funds	41	191/474	25	103/425	14	47/353	93	166/178	39	14/35	26	115/448

Janus Fund;(2/70)	Large-Cap Growth Funds	36	290/814	35	246/702	27	154/582	67	207/310	16	3/18	40	301/754

Janus Growth and Income Fund(1);(5/91)	Large-Cap Core Funds	7	60/906	40	304/773	37	240/653	68	252/374	8	6/78	48	388/820

Janus Orion Fund;(6/00)	Multi-Cap Growth Funds	8	36/459	16	57/378	3	9/310	–	–	19	35/192	57	238/418

Janus Research Fund(1);(5/93)	Large-Cap Growth Funds	16	124/814	17	117/702	14	78/582	76	235/310	4	3/79	12	77/652

Janus Research Core Fund(1);(6/96)	Large-Cap Core Funds	9	74/906	40	302/773	15	98/653	35	129/374	3	6/201	57	466/820

Janus Triton Fund(1);(2/05)	Small-Cap Growth Funds	10	53/540	2	9/472	–	–	–	–	1	4/399	1	4/450

Janus Twenty Fund*;(4/85)	Large-Cap Growth Funds	14	111/814	1	2/702	1	3/582	41	127/310	6	2/34	38	286/766

Janus Venture Fund*;(4/85)	Small-Cap Growth Funds	7	36/540	47	220/472	30	116/397	84	181/217	10	1/10	20	25/125

Risk-Managed

INTECH Risk-Managed Core Fund;(2/03)	Multi-Cap Core Funds	83	656/795	68	464/683	60	312/519	–	–	48	182/386	48	182/386

Value

Perkins Mid Cap Value Fund(1);(8/98)	Mid-Cap Value Funds	76	191/251	6	11/210	5	8/161	4	2/61	3	1/48	3	1/48

Perkins Small Cap Value Fund;(10/87)	Small-Cap Core Funds	27	198/756	1	6/631	4	18/522	12	32/269	4	5/128	4	5/128

Global & International

Janus Global Life Sciences Fund;(12/98)	Global Healthcare/Biotechnology Funds	18	8/45	8	3/41	33	12/36	79	15/18	17	2/11	10	4/42

Janus Global Opportunities Fund(1);(6/01)	Global Funds	49	266/544	33	122/378	65	185/287	–	–	17	31/185	65	201/313

Janus Global Research Fund(1);(2/05)	Global Funds	12	65/544	10	36/378	–	–	–	–	4	11/292	4	11/292

Janus Global Technology Fund;(12/98)	Global Science & Technology Funds	65	50/77	33	21/64	26	15/58	90	18/19	36	6/16	43	27/63

Janus Overseas Fund(1);(5/94)	International Funds	1	2/1275	1	7/975	1	1/700	13	48/386	1	1/99	1	1/611

Janus Worldwide Fund(1);(5/91)	Global Funds	27	142/544	64	239/378	74	211/287	96	137/143	42	7/16	33	181/558

Fixed Income

Janus Flexible Bond Fund(1);(7/87)	Intermediate Investment Grade Debt Funds	52	285/549	6	25/458	7	24/395	18	39/219	10	2/19	7	30/477

Janus High-Yield Bond Fund(1);(12/95)	High Current Yield Funds	76	347/459	25	98/391	17	56/341	16	33/207	7	6/90	23	70/313

Janus Short-Term Bond Fund(1);(9/92)	Short Investment Grade Debt Funds	59	144/246	2	4/223	2	3/176	13	12/94	20	5/24	3	6/231

Asset Allocation

Janus Smart Portfolio – Conservative;(12/05)	Mixed-Asset Target Allocation Conservative Funds	22	97/441	4	13/361	–	–	–	–	2	5/304	2	5/304

Janus Smart Portfolio – Moderate;(12/05)	Mixed-Asset Target Allocation Moderate Funds	10	49/509	1	3/412	–	–	–	–	2	6/369	2	6/369

Janus Smart Portfolio – Growth;(12/05)	Mixed-Asset Target Allocation Growth Funds	7	43/649	6	32/549	–	–	–	–	3	13/497	3	13/497

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*Closed to new investors.

Past performance is no guarantee of future results. For current month end performance, call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit Janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital).

Ranking is for Class J Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

Lipper, Inc., a wholly-owned subsidiary of Reuters, is a nationally recognized organization that ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

4 | DECEMBER 31, 2009

Useful Information About Your Portfolio Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from the Portfolios’ manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolios’ manager in the Management Commentaries are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding each Portfolio’s Expense Example, which appears in each Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares and Class S Shares only); administrative fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the two-month period from November 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Portfolio’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares and Class S Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, to certain limits until at least February 16, 2011. Expenses in the examples reflect application of these waivers.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds’ redemption fees (where applicable) and any related exchange fees. These fees are fully described in certain underlying funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Smart Portfolios | 5

Janus Smart Portfolio - Growth (unaudited)

Portfolio Snapshot
We believe that we can deliver growth of income for investors by allocating investments across Janus, Perkins and INTECH mutual funds that represent a variety of asset classes and investment styles. Allocations to underlying funds are based on quantitative and qualitative analysis.
Dan Scherman portfolio manager

Performance Overview

Janus Smart Portfolio – Growth’s Class J Shares returned 7.08% during the two-month period ended December 31, 2009. This compares to a return of 8.05% for the S&P 500® Index, the Portfolio’s primary benchmark, and a return of 5.58% by its secondary benchmark, the Growth Allocation Index, which is a hypothetical combination of unmanaged indices and includes stocks and bonds in roughly the same proportion as the portfolio (80% equity and 20% fixed income).

Market Review

Global equity indices moved higher in November and closed near the year’s highs in December. Stronger-than-expected corporate earnings and evidence that the global economy continues to recover from the financial crisis helped propel markets higher in November. Improving industrial data from China and Japan offset concerns over Dubai’s credit problems that briefly sent tremors through the credit markets. Markets remained relatively range-bound in December until strong performance by several bellwether technology companies and a wave of corporate deals helped equities to move higher. In terms of sectors, materials and information technology were the strongest performing, while financials and energy were relative underperformers. Emerging market indices outperformed developed markets led by strong gains in Latin America as well as India and Russia. In developed markets, North America outperformed Europe and Asia. Commodities finished the period higher led by gains in industrial metals and natural gas. Gold futures set a record in early December before easing off its highs near year-end. The Dollar Index finished higher, as the U.S. currency outperformed most major currencies except the Japanese yen.

The trend of corporate bond spreads tightening relative to Treasuries continued with the largest moves in the high-yield segment (prices move inversely to yield) during the two-month period ended December 31, 2009. Commercial mortgage-backed securities (CMBS) and investment grade corporates also posted gains. However, broad investment grade aggregate indices finished the period slightly lower due to losses in Treasuries, as the Treasury yield curve widened at all maturities with the largest moves in the long end (10 and 30 year maturities). Long-term government bond indices were easily the worst performing followed by long government-credit indices. Evidence of an improving economy encouraged investors to sell Treasuries and buy riskier assets. During December, the Treasury yield curve widened to record spreads between the two-year and 10-year notes.

Investment Process

Janus Smart Portfolio – Growth is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Portfolio is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Growth. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should

6 | DECEMBER 31, 2009

(unaudited)

not be confused with nor does it imply low risk or the ability to control risk.

Contributors and Detractors

Detractors included Perkins Mid Cap Value Fund, Janus High-Yield Fund and Perkins Small Cap Value Fund. Contributing to relative performance were Janus Overseas Fund, Janus International Equity Fund and INTECH Risk-Managed Value Fund.

Outlook

After last year’s strong performance across most asset classes, we are expecting more muted returns in 2010, driven less by emphasis on market exposure and more on security selection in both equity and fixed income. We believe the re-emergence of stock and bond picking should play into the strength of the investment teams at Janus, Perkins and INTECH.

Thank you for investing in Janus Smart Portfolio – Growth.

Janus Smart Portfolios | 7

Janus Smart Portfolio - Growth (unaudited)

Janus Smart Portfolio – Growth (% of Net Assets)

Janus International Equity Fund – Class I Shares	15.0%
Janus Flexible Bond Fund – Class I Shares	14.7%
INTECH Risk-Managed Value Fund – Class I Shares	11.9%
Janus Overseas Fund – Class I Shares	10.2%
INTECH Risk-Managed Growth Fund – Class I Shares	7.2%
Janus Research Fund – Class J Shares	6.6%
Janus Growth and Income Fund – Class J Shares	6.4%
Janus Twenty Fund – Class J Shares	5.8%
Perkins Large Cap Value Fund – Class I Shares	5.5%
Janus High-Yield Fund – Class J Shares	3.2%
Janus Fund – Class I Shares	3.1%
Janus Contrarian Fund – Class I Shares	2.9%
Perkins Mid Cap Value Fund – Class J Shares	2.0%
Janus Orion Fund – Class J Shares	1.9%
Janus Global Real Estate Fund – Class I Shares	1.8%
Perkins Small Cap Value Fund – Class I Shares	1.8%

Janus Smart Portfolio - Growth At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2009

8 | DECEMBER 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009				Expense Ratios – estimated for the fiscal year
	Two-Month
	Period Ended	One	Since	Total Annual Fund	Net Annual Fund
	12/31/09	Year	Inception*	Operating Expenses	Operating Expenses

Janus Smart Portfolio – Growth – Class A Shares

NAV	6.98%	35.51%	4.73%	1.28%	1.28%

MOP	0.85%	27.71%	3.19%

Janus Smart Portfolio – Growth – Class C Shares

NAV	6.94%	34.45%	3.96%	2.03%	2.03%

CDSC	5.89%	33.12%	3.96%

Janus Smart Portfolio – Growth – Class I Shares	7.05%	35.79%	4.92%	1.03%	1.03%

Janus Smart Portfolio – Growth – Class J Shares	7.08%	35.79%	4.92%	1.20%	1.20%

Janus Smart Portfolio – Growth – Class S Shares	6.96%	35.14%	4.47%	1.53%	1.53%

S&P 500® Index	8.05%	26.46%	–0.67%

Growth Allocation Index	5.58%	27.53%	2.27%

Lipper Quartile – Class J Shares	–	1st	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Growth Funds	–	43/649	13/497

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Portfolio’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Smart Portfolios | 9

Janus Smart Portfolio - Growth (unaudited)

A Portfolio which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses allocated to any class (excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes for the Portfolio expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s total operating expenses at period end did not exceed the expense limit so no waivers were in effect for the most recent period presented.

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds. Performance of Janus Smart Portfolios depends on that of the underlying funds, which are subject to the volatility of the financial markets in the U.S. and abroad and to the additional risks associated with investments.

The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders.

The underlying funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the underlying fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of the underlying bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the underlying funds and selling of bonds within the underlying funds by the portfolio managers.

The underlying funds that invest in high-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Effective July 6, 2009, Janus Smart Portfolio-Growth designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Portfolio’s Class J Shares, calculated using the fees and expenses of each class, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Portfolio had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Portfolio’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Portfolio had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – December 30, 2005

10 | DECEMBER 31, 2009

(unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,070.90	$0.76

Hypothetical (5% return before expenses)	$1,000.00	$1,022.99	$2.24

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,069.40	$2.06

Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,070.50	$0.36

Hypothetical (5% return before expenses)	$1,000.00	$1,024.15	$1.07

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,070.80	$0.55

Hypothetical (5% return before expenses)	$1,000.00	$1,023.59	$1.63

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,069.60	$1.28

Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77

†	Expenses are equal to the annualized expense ratio of 0.44% for Class A Shares, 1.19% for Class C Shares, 0.21% for Class I Shares, 0.32% for Class J Shares and 0.74% for Class S Shares, multiplied by the average account value over the period, multiplied by 61/365 (to reflect a two-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Portfolio’s fiscal year end, the actual expenses paid reflect only a two-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

Janus Smart Portfolios | 11

Janus Smart Portfolio - Growth

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 82.1%
1,340,384	INTECH Risk-Managed Growth Fund – Class I Shares	$14,757,624
2,951,120	INTECH Risk-Managed Value Fund – Class I Shares	24,494,297
461,930	Janus Contrarian Fund – Class I Shares	6,092,861
240,950	Janus Fund – Class I Shares	6,329,751
458,517	Janus Global Real Estate Fund – Class I Shares	3,654,383
464,493	Janus Growth and Income Fund – Class J Shares	13,214,833
3,082,156	Janus International Equity Fund – Class I Shares	30,975,669
398,545	Janus Orion Fund – Class J Shares	3,981,468
493,888	Janus Overseas Fund – Class I Shares	21,000,109
559,513	Janus Research Fund – Class J Shares	13,668,896
195,015	Janus Twenty Fund – Class J Shares	12,010,970
913,333	Perkins Large Cap Value Fund – Class I Shares	11,334,463
207,386	Perkins Mid Cap Value Fund – Class J Shares	4,106,236
172,807	Perkins Small Cap Value Fund – Class I Shares	3,622,033
		169,243,593
Fixed-Income Funds – 17.9%
2,931,411	Janus Flexible Bond Fund – Class I Shares	30,457,355
770,922	Janus High-Yield Fund – Class J Shares	6,545,128
		37,002,483

Total Investments (total cost $200,885,057) – 100.0%		206,246,076

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(21,802)

Net Assets – 100%		$206,224,274

(1)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

12 | DECEMBER 31, 2009

Janus Smart Portfolio - Moderate (unaudited)

Portfolio Snapshot
We believe that we can deliver growth of income for investors by allocating investments across Janus, Perkins and INTECH mutual funds that represent a variety of asset classes and investment styles. Allocations to underlying funds are based on quantitative and qualitative analysis.
Dan Scherman portfolio manager

Performance Overview

Janus Smart Portfolio – Moderate Class J Shares returned 5.70% during the two-month period ended December 31, 2009. This compares to a return of 8.05% for the S&P 500® Index, the Portfolio’s primary benchmark, and a return of 4.14% by its secondary benchmark, the Moderate Allocation Index, which is a hypothetical combination of unmanaged indices and includes stocks and bonds in roughly the same proportion as the portfolio (60% equity and 40% fixed income).

Market Review

Global equity indices moved higher in November and closed near the year’s highs in December. Stronger-than-expected corporate earnings and evidence that the global economy continues to recover from the financial crisis helped propel markets higher in November. Improving industrial data from China and Japan offset concerns over Dubai’s credit problems that briefly sent tremors through the credit markets. Markets remained relatively range-bound in December until strong performance by several bellwether technology companies and a wave of corporate deals helped equities to move higher. In terms of sectors, materials and information technology were the strongest performing, while financials and energy were relative underperformers. Emerging market indices outperformed developed markets led by strong gains in Latin America as well as India and Russia. In developed markets, North America outperformed Europe and Asia. Commodities finished the period higher led by gains in industrial metals and natural gas. Gold futures set a record in early December before easing off its highs near year-end. The Dollar Index finished higher, as the U.S. currency outperformed most major currencies except the Japanese yen.

The trend of corporate bond spreads tightening relative to Treasuries continued with the largest moves in the high-yield segment (prices move inversely to yield) during the two-month period ended December 31, 2009. Commercial mortgage-backed securities (CMBS) and investment grade corporates also posted gains. However, broad investment grade aggregate indices finished the period slightly lower due to losses in Treasuries, as the Treasury yield curve widened at all maturities with the largest moves in the long end (10 and 30 year maturities). Long-term government bond indices were easily the worst performing followed by long government-credit indices. Evidence of an improving economy encouraged investors to sell Treasuries and buy riskier assets. During December, the Treasury yield curve widened to record spreads between the two-year and 10-year notes.

Investment Process

Janus Smart Portfolio – Moderate is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Portfolio is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a Portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Moderate. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should

Janus Smart Portfolios | 13

Janus Smart Portfolio - Moderate (unaudited)

not be confused with nor does it imply low risk or the ability to control risk.

Contributors and Detractors

Detractors included Janus Short-Term Bond Fund, Janus High-Yield Fund and Perkins Small Cap Value Fund. Top contributors were Janus Overseas Fund, INTECH Risk-Managed Value Fund and Janus International Equity Fund.

Outlook

After last year’s strong performance across most asset classes, we are expecting more muted returns in 2010, driven less by emphasis on market exposure and more on security selection in both equity and fixed income. We believe the re-emergence of stock and bond picking should play into the strength of the investment teams at Janus, Perkins and INTECH.

Thank you for investing in Janus Smart Portfolio – Moderate.

14 | DECEMBER 31, 2009

(unaudited)

Janus Smart Portfolio – Moderate (% of Net Assets)

Janus Flexible Bond Fund – Class I Shares	29.8%
INTECH Risk-Managed Value Fund – Class I Shares	10.0%
Janus International Equity Fund – Class I Shares	9.3%
Janus Overseas Fund – Class I Shares	9.0%
Janus Growth and Income Fund – Class J Shares	6.5%
INTECH Risk-Managed Growth Fund – Class I Shares	6.2%
Perkins Large Cap Value Fund – Class I Shares	4.8%
Janus Research Fund – Class J Shares	4.6%
Janus Short-Term Bond Fund – Class J Shares	3.7%
Janus Orion Fund – Class J Shares	3.2%
Janus High-Yield Fund – Class J Shares	3.2%
Janus Fund – Class I Shares	3.1%
Perkins Small Cap Value Fund – Class I Shares	2.8%
Janus Twenty Fund – Class J Shares	2.4%
Janus Global Real Estate Fund – Class I Shares	1.3%

Janus Smart Portfolio - Moderate At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Janus Smart Portfolios | 15

Janus Smart Portfolio - Moderate (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009				Expense Ratios – estimated for the fiscal year
	Two-Month
	Period Ended	One	Since	Total Annual Fund	Net Annual Fund
	12/31/09	Year	Inception*	Operating Expenses	Operating Expenses

Janus Smart Portfolio – Moderate – Class A Shares

NAV	5.70%	30.30%	5.65%	1.18%	1.18%

MOP	–0.39%	22.81%	4.09%

Janus Smart Portfolio – Moderate – Class C Shares

NAV	5.51%	29.14%	4.84%	1.93%	1.93%

CDSC	4.48%	27.88%	4.84%

Janus Smart Portfolio – Moderate – Class I Shares	5.67%	30.34%	5.82%	0.93%	0.93%

Janus Smart Portfolio – Moderate – Class J Shares	5.70%	30.34%	5.82%	1.06%	1.06%

Janus Smart Portfolio – Moderate – Class S Shares	5.57%	29.70%	5.33%	1.43%	1.43%

S&P 500® Index	8.05%	26.46%	–0.67%

Moderate Allocation Index	4.14%	21.35%	3.08%

Lipper Quartile – Class J Shares	–	1st	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Moderate Funds	–	49/509	6/369

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Portfolio’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

16 | DECEMBER 31, 2009

(unaudited)

A Portfolio which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses allocated to any class (excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes for the Portfolio expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s total operating expenses at period end did not exceed the expense limit so no waivers were in effect for the most recent period presented.

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds. Performance of Janus Smart Portfolios depends on that of the underlying funds, which are subject to the volatility of the financial markets in the U.S. and abroad and to the additional risks associated with investments.

The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders.

The underlying funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the underlying fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of the underlying bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the underlying funds and selling of bonds within the underlying funds by the portfolio managers.

The underlying funds that invest in high-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Effective July 6, 2009, Janus Smart Portfolio-Moderate designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Portfolio’s Class J Shares, calculated using the fees and expenses of each class, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Portfolio had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Portfolio’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Portfolio had been available during periods prior to July 6, 2009, the performance shown may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – December 30, 2005

Janus Smart Portfolios | 17

Janus Smart Portfolio - Moderate (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,056.10	$0.70

Hypothetical (5% return before expenses)	$1,000.00	$1,023.14	$2.09

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,055.10	$1.99

Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,056.70	$0.29

Hypothetical (5% return before expenses)	$1,000.00	$1,024.35	$0.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,057.00	$0.50

Hypothetical (5% return before expenses)	$1,000.00	$1,023.74	$1.48

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,055.70	$1.15

Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41

†	Expenses are equal to the annualized expense ratio of 0.41% for Class A Shares, 1.16% for Class C Shares, 0.17% for Class I Shares, 0.29% for Class J Shares and 0.67% for Class S Shares, multiplied by the average account value over the period, multiplied by 61/365 (to reflect a two-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Portfolio’s fiscal year end, the actual expenses paid reflect only a two-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

18 | DECEMBER 31, 2009

Janus Smart Portfolio - Moderate

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Mutual Funds(1) – 99.9%
Equity Funds – 63.2%
1,008,757	INTECH Risk-Managed Growth Fund – Class I Shares	$11,106,419
2,157,778	INTECH Risk-Managed Value Fund – Class I Shares	17,909,554
213,198	Janus Fund – Class I Shares	5,600,721
292,729	Janus Global Real Estate Fund – Class I Shares	2,333,051
409,990	Janus Growth and Income Fund – Class J Shares	11,664,227
1,667,026	Janus International Equity Fund – Class I Shares	16,753,616
586,025	Janus Orion Fund – Class J Shares	5,854,388
380,803	Janus Overseas Fund – Class I Shares	16,191,762
339,160	Janus Research Fund – Class J Shares	8,285,687
69,113	Janus Twenty Fund – Class J Shares	4,256,640
698,274	Perkins Large Cap Value Fund – Class I Shares	8,665,577
238,251	Perkins Small Cap Value Fund – Class I Shares	4,993,746
		113,615,388
Fixed-Income Funds – 36.7%
5,157,820	Janus Flexible Bond Fund – Class I Shares	53,589,751
675,749	Janus High-Yield Fund – Class J Shares	5,737,106
2,201,427	Janus Short-Term Bond Fund – Class J Shares	6,758,382
		66,085,239

Total Investments (total cost $169,316,186) – 99.9%		179,700,627

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		154,253

Net Assets – 100%		$179,854,880

(1)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

Janus Smart Portfolios | 19

Janus Smart Portfolio - Conservative (unaudited)

Portfolio Snapshot
We believe that we can deliver growth of income for investors by allocating investments across Janus, Perkins and INTECH mutual funds that represent a variety of asset classes and investment styles. Allocations to underlying funds are based on quantitative and qualitative analysis.
Dan Scherman portfolio manager

Performance Overview

Janus Smart Portfolio – Conservative’s Class J Shares returned 4.23% during the two-month period ended December 31, 2009. This compares to a return of 8.05% for the S&P 500® Index, the Portfolio’s primary benchmark, and a 2.66% return by its secondary benchmark, the Conservative Allocation Index, which is a hypothetical combination of unmanaged indices and includes stocks and bonds in roughly the same proportion as the portfolio (40% equity and 60% fixed income).

Market Review

Global equity indices moved higher in November and closed near the year’s highs in December. Stronger-than-expected corporate earnings and evidence that the global economy continues to recover from the financial crisis helped propel markets higher in November. Improving industrial data from China and Japan offset concerns over Dubai’s credit problems that briefly sent tremors through the credit markets. Markets remained relatively range-bound in December until strong performance by several bellwether technology companies and a wave of corporate deals helped equities to move higher. In terms of sectors, materials and information technology were the strongest performing, while financials and energy were relative underperformers. Emerging market indices outperformed developed markets led by strong gains in Latin America as well as India and Russia. In developed markets, North America outperformed Europe and Asia. Commodities finished the period higher led by gains in industrial metals and natural gas. Gold futures set a record in early December before easing off its highs near year-end. The Dollar Index finished higher, as the U.S. currency outperformed most major currencies except the Japanese yen.

The trend of corporate bond spreads tightening relative to Treasuries continued with the largest moves in the high-yield segment (prices move inversely to yield) during the two-month period ended December 31, 2009. Commercial mortgage-backed securities (CMBS) and investment grade corporates also posted gains. However, broad investment grade aggregate indices finished the period slightly lower due to losses in Treasuries, as the Treasury yield curve widened at all maturities with the largest moves in the long end (10 and 30 year maturities). Long-term government bond indices were easily the worst performing followed by long government-credit indices. Evidence of an improving economy encouraged investors to sell Treasuries and buy riskier assets. During December, the Treasury yield curve widened to record spreads between the two-year and 10-year notes.

Investment Process

Janus Smart Portfolio – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Portfolio is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a Portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Conservative. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and

20 | DECEMBER 31, 2009

(unaudited)

should not be confused with nor does it imply low risk or the ability to control risk.

Contributors and Detractors

Detractors included Janus Short-Term Bond Fund, Janus Global Real Estate Fund and Janus High-Yield Fund. Janus Flexible Bond Fund, the largest holding within the Portfolio, was the most significant contributor followed by INTECH Risk-Managed Value Fund and INTECH Risk-Managed Growth Fund.

Outlook

After last year’s strong performance across most asset classes, we are expecting more muted returns in 2010, driven less by emphasis on market or beta exposure and more on security selection or alpha in both equity and fixed income. We believe the re-emergence of stock and bond picking should play into the strength of the investment teams at Janus, Perkins and INTECH.

Thank you for investing in Janus Smart Portfolio – Conservative.

Janus Smart Portfolios | 21

Janus Smart Portfolio - Conservative (unaudited)

Janus Smart Portfolio – Conservative (% of Net Assets)

Janus Flexible Bond Fund – Class I Shares	47.1%
INTECH Risk-Managed Value Fund – Class I Shares	7.9%
Janus International Equity Fund – Class I Shares	6.3%
Janus Short-Term Bond Fund – Class J Shares	5.7%
Janus Growth and Income Fund – Class J Shares	5.5%
INTECH Risk-Managed Growth Fund – Class I Shares	5.4%
Janus High-Yield Fund – Class J Shares	5.2%
Janus Contrarian Fund – Class I Shares	3.5%
Perkins Large Cap Value Fund – Class I Shares	3.4%
Janus Orion Fund – Class J Shares	3.3%
Janus Research Fund – Class J Shares	3.2%
Janus Overseas Fund – Class I Shares	2.8%
Janus Global Real Estate Fund – Class I Shares	0.7%

Janus Smart Portfolio - Conservative At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2009

22 | DECEMBER 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009				Expense Ratios – estimated for the fiscal year
	Two-Month
	Period Ended	One	Since	Total Annual Fund	Net Annual Fund
	12/31/09	Year	Inception*	Operating Expenses	Operating Expenses

Janus Smart Portfolio – Conservative – Class A Shares

NAV	4.28%	23.13%	5.86%	1.12%	1.12%

MOP	–1.75%	16.05%	4.31%

Janus Smart Portfolio – Conservative – Class C Shares

NAV	4.17%	22.28%	5.11%	1.87%	1.87%

CDSC	3.16%	21.09%	5.11%

Janus Smart Portfolio – Conservative – Class I Shares	4.22%	23.37%	6.12%	0.87%	0.87%

Janus Smart Portfolio – Conservative – Class J Shares	4.23%	23.37%	6.12%	0.99%	0.99%

Janus Smart Portfolio – Conservative – Class S Shares	4.11%	22.65%	5.57%	1.37%	1.37%

S&P 500® Index	8.05%	26.46%	–0.67%

Conservative Allocation Index	2.66%	15.67%	3.88%

Lipper Quartile – Class J Shares	–	1st	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Conservative Funds	–	97/441	5/304

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Portfolio’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Smart Portfolios | 23

Janus Smart Portfolio - Conservative (unaudited)

A Portfolio which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses allocated to any class (excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares and Class S Shares) brokerage commissions, interest, dividends, taxes, and extraordinary expenses to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Portfolio expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s total operating expenses at period end did not exceed the expense limit so no waivers were in effect for the most recent period presented.

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds. Performance of Janus Smart Portfolios depends on that of the underlying funds, which are subject to the volatility of the financial markets in the U.S. and abroad and to the additional risks associated with investments.

The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders.

The underlying funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the underlying fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of the underlying bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the underlying funds and selling of bonds within the underlying funds by the portfolio managers.

The underlying funds that invest in high-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Effective July 6, 2009, Janus Smart Portfolio-Conservative designated its initial share class as “Class J Shares.”

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Portfolio’s Class J Shares, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Portfolio had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – December 30, 2005

24 | DECEMBER 31, 2009

(unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,042.80	$0.73

Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	$2.19

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,041.70	$2.01

Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,042.20	$0.29

Hypothetical (5% return before expenses)	$1,000.00	$1,024.35	$0.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,042.30	$0.53

Hypothetical (5% return before expenses)	$1,000.00	$1,023.64	$1.58

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,041.10	$1.16

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47

†	Expenses are equal to the annualized expense ratio of 0.43% for Class A Shares, 1.18% for Class C Shares, 0.17% for Class I Shares, 0.31% for Class J Shares and 0.68% for Class S Shares, multiplied by the average account value over the period, multiplied by 61/365 (to reflect a two-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Portfolio’s fiscal year end, the actual expenses paid reflect only a two-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

Janus Smart Portfolios | 25

Janus Smart Portfolio - Conservative

Schedule of Investments (unaudited)

As of December 31, 2009

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 42.0%
621,173	INTECH Risk-Managed Growth Fund – Class I Shares	$6,839,118
1,200,141	INTECH Risk-Managed Value Fund – Class I Shares	9,961,172
338,390	Janus Contrarian Fund – Class I Shares	4,463,361
105,931	Janus Global Real Estate Fund – Class I Shares	844,269
244,831	Janus Growth and Income Fund – Class J Shares	6,965,453
789,794	Janus International Equity Fund – Class I Shares	7,937,426
423,893	Janus Orion Fund – Class J Shares	4,234,689
83,498	Janus Overseas Fund – Class I Shares	3,550,337
166,372	Janus Research Fund – Class J Shares	4,064,476
348,561	Perkins Large Cap Value Fund – Class I Shares	4,325,641
		53,185,942
Fixed-Income Funds – 58.0%
5,744,180	Janus Flexible Bond Fund – Class I Shares	59,682,034
780,142	Janus High-Yield Fund – Class J Shares	6,623,405
2,352,987	Janus Short-Term Bond Fund – Class J Shares	7,223,670
		73,529,109

Total Investments (total cost $118,581,637) – 100.0%		126,715,051

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(11,662)

Net Assets – 100%		$126,703,389

(1)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

26 | DECEMBER 31, 2009

Statements of Assets and Liabilities

	Janus Smart	Janus Smart	Janus Smart
As of December 31, 2009 (unaudited)	Portfolio -	Portfolio -	Portfolio -
(all numbers in thousands except net asset value per share)	Growth	Moderate	Conservative

Assets:
Investments at cost	$200,885	$169,316	$118,582
Investments at value	$206,246	$179,701	$126,715
Receivables:
Portfolio shares sold	181	698	518
Dividends	173	275	318
Non-interested Trustees’ deferred compensation	5	4	3
Other assets	2	17	–
Total Assets	206,607	180,695	127,554
Liabilities:
Payables:
Investments purchased	282	749	586
Portfolio shares repurchased	29	37	218
Advisory fees	9	7	7
Transfer agent fees and expenses	11	4	3
Administrative fees – Class J Shares	22	19	14
Administrative fees – Class S Shares	–	–	–
Distribution fees – Class A Shares	–	–	–
Distribution fees – Class C Shares	–	1	–
Distribution fees – Class S Shares	–	–	–
Networking fees – Class A Shares	–	–	–
Networking fees – Class C Shares	–	–	–
Networking fees – Class I Shares	–	–	–
Non-interested Trustees’ fees and expenses	1	1	1
Non-interested Trustees’ deferred compensation fees	5	4	3
Accrued expenses	24	18	19
Total Liabilities	383	840	851
Net Assets	$206,224	$179,855	$126,703
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$218,629	$180,212	$125,733
Undistributed net investment income/(loss)*	48	63	84
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(17,814)	(10,804)	(7,247)
Unrealized appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	5,361	10,384	8,133
Total Net Assets	$206,224	$179,855	$126,703
Net Assets – Class A Shares	$196	$1,466	$450
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18	132	40
Net Asset Value Per Share(1)	$10.89	$11.14	$11.19
Maximum Offering Price Per Share(2)	$11.55	$11.82	$11.87
Net Assets – Class C Shares	$286	$1,013	$523
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26	91	47
Net Asset Value Per Share(1)	$10.86	$11.11	$11.17
Net Assets – Class I Shares	$12	$163	$10
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1	15	1
Net Asset Value Per Share	$10.90	$11.14	$11.20
Net Assets – Class J Shares	$205,718	$177,202	$125,630
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,863	15,898	11,208
Net Asset Value Per Share	$10.91	$11.15	$11.21
Net Assets – Class S Shares	$12	$11	$90
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1	1	8
Net Asset Value Per Share	$10.88	$11.12	$11.20

*	See Note 5 in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Smart Portfolios | 27

Statements of Operations

	Janus Smart	Janus Smart	Janus Smart
For the two-month period ended December 31, 2009 (unaudited)	Portfolio -	Portfolio -	Portfolio -
(all numbers in thousands)	Growth(1)	Moderate(1)	Conservative(1)

Investment Income:
Dividends from affiliates	$1,109	$1,188	$1,062
Total Investment Income	1,109	1,188	1,062
Expenses:
Advisory fees	17	14	10
Transfer agent fees and expenses	16	9	6
Postage expenses	7	4	2
Printing expenses	15	12	9
Audit fees	6	6	6
Non-interested Trustees’ fees and expenses	2	1	1
Administrative fees – Class J Shares	43	36	26
Administrative fees – Class S Shares	–	–	–
Distribution fees – Class A Shares	–	1	–
Distribution fees – Class C Shares	–	1	1
Distribution fees – Class S Shares	–	–	–
Networking fees – Class A Shares	–	–	–
Networking fees – Class C Shares	–	–	–
Networking fees – Class I Shares	–	–	–
Other expenses	5	1	4
Total Expenses	111	85	65
Expense and Fee Offset	(2)	(1)	(1)
Net Expenses	109	84	64
Net Investment Income/(Loss)	1,000	1,104	998
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	(41)	(9)	(8)
Capital gain distributions from Underlying Funds	36	65	73
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	12,471	8,116	3,920
Net Gain/(Loss) on Investments	12,466	8,172	3,985
Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,466	$9,276	$4,983

(1)	Period from November 1, 2009 through December 31, 2009. The Portfolio changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

28 | DECEMBER 31, 2009

Statements of Changes in Net Assets

For the two-month period ended December 31,	Janus Smart		Janus Smart		Janus Smart
2009 (unaudited) and the fiscal year ended	Portfolio -		Portfolio -		Portfolio -
October 31, 2009	Growth		Moderate		Conservative
(all numbers in thousands)	2009(1)	2009(2)	2009(1)	2009(2)	2009(1)	2009(2)

Operations:
Net investment income/(loss)	$1,000	$4,494	$1,104	$4,352	$998	$3,741
Net realized gain/(loss) from investment transactions	(41)	(12,193)	(9)	(6,872)	(8)	(4,304)
Capital gain distributions from Underlying Funds	36	1,694	65	1,069	73	428
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	12,471	39,565	8,116	28,219	3,920	17,136
Net Increase/(Decrease) in Net Assets Resulting from Operations	13,466	33,560	9,276	26,768	4,983	17,001
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(3)	–	(34)	–	(14)	–
Class C Shares	(5)	–	(18)	–	(15)	–
Class I Shares	–	–	(4)	–	–	–
Class J Shares	(3,421)	(3,455)	(3,954)	(3,453)	(3,805)	(2,871)
Class S Shares	–	–	–	–	(3)	–
Net Decrease from Dividends and Distributions	(3,429)	(3,455)	(4,010)	(3,453)	(3,837)	(2,871)
Capital Share Transactions:
Shares sold
Class A Shares	37	145	269	1,173	207	239
Class C Shares	193	114	581	412	257	254
Class I Shares	–	11	131	33	2	11
Class J Shares	6,396	46,476	10,782	52,969	10,201	46,251
Class S Shares	–	11	–	11	–	157
Reinvested dividends and distributions
Class A Shares	3	–	32	–	12	–
Class C Shares	5	–	17	–	14	–
Class I Shares	–	–	4	–	–	–
Class J Shares	3,390	3,405	3,928	3,428	3,747	2,848
Class S Shares	–	–	–	–	3	–
Shares repurchased
Class A Shares	–	–	(15)	(25)	(3)	–
Class C Shares	(27)	–	(1)	–	–	–
Class I Shares	–	–	(8)	–	(2)	–
Class J Shares	(4,828)	(32,674)	(3,471)	(29,732)	(4,007)	(31,902)
Class S Shares	–	–	–	–	(81)	–
Net Increase/(Decrease) from Capital Share Transactions	5,169	17,488	12,249	28,269	10,350	17,858
Net Increase/(Decrease) in Net Assets	15,206	47,593	17,515	51,584	11,496	31,988
Net Assets:
Beginning of period	191,018	143,425	162,340	110,756	115,207	83,219
End of period	$206,224	$191,018	$179,855	$162,340	$126,703	$115,207

Undistributed net investment income/(loss)*	$48	$2,478	$63	$2,969	$84	$2,922

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through December 31, 2009. The Portfolio changed its fiscal year end from October 31 to June 30.
(2)	Period from November 1, 2008 through October 31, 2009.

See Notes to Financial Statements.

Janus Smart Portfolios | 29

Financial Highlights

Class A Shares

			Janus Smart		Janus Smart
For a share outstanding during the two-month period ended	Janus Smart		Portfolio –		Portfolio –
December 31, 2009 (unaudited) and the period ended October 31,	Portfolio – Growth		Moderate		Conservative
2009	2009(1)	2009(2)	2009(1)	2009(2)	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.35	$9.16	$10.80	$9.68	$11.08	$10.13
Income from Investment Operations:
Net investment income/(loss)	.06	.01	.07	.02	.08	.02
Net gains/(losses) on investments (both realized and unrealized)	.67	1.18	.54	1.10	.40	.93
Total from Investment Operations	.73	1.19	.61	1.12	.48	.95
Less Distributions:
Dividends (from net investment income)*	(.19)	–	(.27)	–	(.37)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.19)	–	(.27)	–	(.37)	–
Net Asset Value, End of Period	$10.89	$10.35	$11.14	$10.80	$11.19	$11.08
Total Return**	7.09%	12.99%	5.61%	11.57%	4.28%	9.38%
Net Assets, End of Period (in thousands)	$196	$149	$1,466	$1,145	$450	$235
Average Net Assets for the Period (in thousands)	$165	$99	$1,291	$424	$366	$41
Ratio of Gross Expenses to Average Net Assets***(3)	0.45%	0.50%	0.42%	0.48%	0.43%	0.45%
Ratio of Net Expenses to Average Net Assets***(3)	0.44%	0.47%	0.41%	0.44%	0.43%	0.37%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.04%	0.56%	3.92%	1.43%	5.31%	2.70%
Portfolio Turnover Rate***	3%	23%	2%	19%	2%	21%

Class C Shares

			Janus Smart		Janus Smart
For a share outstanding during the two-month period ended	Janus Smart		Portfolio –		Portfolio –
December 31, 2009 (unaudited) and the period ended October 31,	Portfolio – Growth		Moderate		Conservative
2009	2009(1)	2009(2)	2009(1)	2009(2)	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.33	$9.16	$10.77	$9.68	$11.06	$10.13
Income from Investment Operations:
Net investment income/(loss)	.04	–	.10	.01	.09	.01
Net gains/(losses) on investments (both realized and unrealized)	.68	1.17	.49	1.08	.37	.92
Total from Investment Operations	.72	1.17	.59	1.09	.46	.93
Less Distributions:
Dividends (from net investment income)*	(.19)	–	(.25)	–	(.35)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.19)	–	(.25)	–	(.35)	–
Net Asset Value, End of Period	$10.86	$10.33	$11.11	$10.77	$11.17	$11.06
Total Return**	6.94%	12.77%	5.51%	11.26%	4.17%	9.18%
Net Assets, End of Period (in thousands)	$286	$110	$1,013	$406	$523	$253
Average Net Assets for the Period (in thousands)	$209	$20	$586	$113	$355	$54
Ratio of Gross Expenses to Average Net Assets***(3)	1.19%	1.37%	1.17%	1.26%	1.18%	1.20%
Ratio of Net Expenses to Average Net Assets***(3)	1.19%	1.26%	1.16%	1.20%	1.18%	1.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.81%	(0.18)%	3.63%	0.71%	4.62%	1.87%
Portfolio Turnover Rate***	3%	23%	2%	19%	2%	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Portfolio changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

30 | DECEMBER 31, 2009

Class I Shares

			Janus Smart		Janus Smart
For a share outstanding during the two-month period ended	Janus Smart		Portfolio –		Portfolio –
December 31, 2009 (unaudited) and the period ended October 31,	Portfolio – Growth		Moderate		Conservative
2009	2009(1)	2009(2)	2009(1)	2009(2)	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.37	$9.16	$10.80	$9.68	$11.10	$10.13
Income from Investment Operations:
Net investment income/(loss)	.06	–	.03	.05	.11	.02
Net gains/(losses) on investments (both realized and unrealized)	.67	1.21	.58	1.07	.36	.95
Total from Investment Operations	.73	1.21	.61	1.12	.47	.97
Less Distributions:
Dividends (from net investment income)*	(.20)	–	(.27)	–	(.37)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.20)	–	(.27)	–	(.37)	–
Net Asset Value, End of Period	$10.90	$10.37	$11.14	$10.80	$11.20	$11.10
Total Return**	7.05%	13.21%	5.67%	11.57%	4.22%	9.58%
Net Assets, End of Period (in thousands)	$12	$11	$163	$36	$10	$11
Average Net Assets for the Period (in thousands)	$11	$1	$97	$29	$11	$2
Ratio of Gross Expenses to Average Net Assets***(3)	0.21%	0.49%	0.17%	0.19%	0.17%	0.20%
Ratio of Net Expenses to Average Net Assets***(3)	0.21%	0.29%	0.16%	0.18%	0.17%	0.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.14%	1.04%	5.56%	1.72%	4.91%	2.98%
Portfolio Turnover Rate***	3%	23%	2%	19%	2%	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Portfolio changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Smart Portfolios | 31

Financial Highlights  (continued)

Class J Shares

For a share outstanding during the two-month period ended December
31, 2009 (unaudited) and each fiscal year or period ended	Janus Smart Portfolio – Growth
October 31	2009(1)	2009	2008	2007	2006(2)

Net Asset Value, Beginning of Period	$10.36	$8.62	$13.95	$11.34	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05	.26	.24	.16	.05
Net gains/(losses) on investments (both realized and unrealized)	.68	1.69	(4.93)	2.62	1.29
Total from Investment Operations	.73	1.95	(4.69)	2.78	1.34
Less Distributions:
Dividends (from net investment income)*	(.18)	(.21)	(.24)	(.13)	–
Distributions (from capital gains)*	–	–	(.40)	(.04)	–
Total Distributions	(.18)	(.21)	(.64)	(.17)	–
Net Asset Value, End of Period	$10.91	$10.36	$8.62	$13.95	$11.34
Total Return **	7.08%	23.32%	(35.15)%	24.81%	13.40%
Net Assets, End of Period (in thousands)	$205,718	$190,737	$143,425	$176,461	$66,794
Average Net Assets for the Period (in thousands)	$200,541	$154,899	$183,091	$124,708	$34,131
Ratio of Gross Expenses to Average Net Assets***(3)	0.33%	0.37%	0.25%	0.25%	0.25%
Ratio of Net Expenses to Average Net Assets***(3)	0.32%	0.36%	0.24%	0.24%	0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.98%	2.90%	1.95%	1.32%	0.98%
Portfolio Turnover Rate***	3%	23%	55%	19%	28%

Class J Shares

For a share outstanding during the two-month period ended
December 31, 2009 (unaudited) and each fiscal year or period ended	Janus Smart Portfolio – Moderate
October 31	2009(1)	2009	2008	2007	2006(2)

Net Asset Value, Beginning of Period	$10.79	$9.05	$12.95	$11.04	$10.00
Income from Investment Operations:
Net investment income/(loss)	.06	.32	.31	.23	.09
Net gains/(losses) on investments (both realized and unrealized)	.56	1.71	(3.64)	1.86	.95
Total from Investment Operations	.62	2.03	(3.33)	2.09	1.04
Less Distributions:
Dividends (from net investment income)*	(.26)	(.29)	(.29)	(.16)	–
Distributions (from capital gains)*	–	–	(.28)	(.02)	–
Total Distributions	(.26)	(.29)	(.57)	(.18)	–
Net Asset Value, End of Period	$11.15	$10.79	$9.05	$12.95	$11.04
Total Return **	5.70%	23.19%	(26.77)%	19.16%	10.40%
Net Assets, End of Period (in thousands)	$177,202	$160,742	$110,756	$123,007	$51,266
Average Net Assets for the Period (in thousands)	$169,895	$124,910	$132,650	$87,462	$25,078
Ratio of Gross Expenses to Average Net Assets***(3)	0.29%	0.33%	0.21%	0.21%	0.21%
Ratio of Net Expenses to Average Net Assets***(3)	0.29%	0.32%	0.20%	0.20%	0.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.84%	3.48%	2.63%	2.24%	1.97%
Portfolio Turnover Rate***	2%	19%	71%	15%	16%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Portfolio changed its fiscal year end from October 31 to June 30.
(2)	Period from December 30, 2005 (inception date) through October 31, 2006.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

32 | DECEMBER 31, 2009

Class J Shares

For a share outstanding during the two-month period ended
December 31, 2009 (unaudited) and each fiscal year or period ended	Janus Smart Portfolio – Conservative
October 31	2009(1)	2009	2008	2007	2006(2)

Net Asset Value, Beginning of Period	$11.09	$9.52	$12.09	$10.82	$10.00
Income from Investment Operations:
Net investment income/(loss)	.08	.38	.33	.26	.13
Net gains/(losses) on investments (both realized and unrealized)	.39	1.52	(2.46)	1.23	.69
Total from Investment Operations	.47	1.90	(2.13)	1.49	.82
Less Distributions:
Dividends (from net investment income)*	(.35)	(.33)	(.29)	(.20)	–
Distributions (from capital gains)*	–	–	(.15)	(.02)	–
Total Distributions	(.35)	(.33)	(.44)	(.22)	–
Net Asset Value, End of Period	$11.21	$11.09	$9.52	$12.09	$10.82
Total Return **	4.23%	20.71%	(18.26)%	13.98%	8.20%
Net Assets, End of Period (in thousands)	$125,630	$114,544	$83,219	$68,704	$19,489
Average Net Assets for the Period (in thousands)	$120,817	$90,262	$88,345	$41,512	$9,992
Ratio of Gross Expenses to Average Net Assets***(3)	0.31%	0.31%	0.17%	0.18%	0.18%
Ratio of Net Expenses to Average Net Assets***(3)	0.31%	0.30%	0.17%	0.17%	0.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.91%	4.14%	3.16%	3.04%	2.78%
Portfolio Turnover Rate***	2%	21%	90%	16%	20%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Portfolio changed its fiscal year end from October 31 to June 30.
(2)	Period from December 30, 2005 (inception date) through October 31, 2006.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Smart Portfolios | 33

Financial Highlights  (continued)

Class S Shares

			Janus Smart		Janus Smart
For a share outstanding during the two-month period ended	Janus Smart		Portfolio –		Portfolio –
December 31, 2009 (unaudited) and the period ended October 31,	Portfolio – Growth		Moderate		Conservative
2009	2009(1)	2009(2)	2009(1)	2009(2)	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.35	$9.16	$10.78	$9.68	$11.07	$10.13
Income from Investment Operations:
Net investment income/(loss)	.05	–	.07	.01	.17	.06
Net gains/(losses) on investments (both realized and unrealized)	.67	1.19	.53	1.09	.29	.88
Total from Investment Operations	.72	1.19	.60	1.10	.46	.94
Less Distributions:
Dividends (from net investment income)*	(.19)	–	(.26)	–	(.33)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.19)	–	(.26)	–	(.33)	–
Net Asset Value, End of Period	$10.88	$10.35	$11.12	$10.78	$11.20	$11.07
Total Return**	6.96%	12.99%	5.57%	11.36%	4.11%	9.28%
Net Assets, End of Period (in thousands)	$12	$11	$11	$11	$90	$164
Average Net Assets for the Period (in thousands)	$11	$1	$11	$1	$149	$127
Ratio of Gross Expenses to Average Net Assets***(3)	0.74%	0.87%	0.67%	0.92%	0.68%	0.67%
Ratio of Net Expenses to Average Net Assets***(3)	0.74%	0.67%	0.67%	0.77%	0.68%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.60%	0.66%	3.49%	1.59%	3.51%	2.22%
Portfolio Turnover Rate***	3%	23%	2%	19%	2%	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Portfolio changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

34 | DECEMBER 31, 2009

Notes to Schedules of Investments (unaudited)

Barclays Capital 1-3 Year U.S. Government/Credit Index	Is composed of all bonds of investment grade with a maturity between one and three years.

Barclays Capital U.S. Aggregate Bond Index	Is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Conservative Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Barclays Capital U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE® Index (12%).

Dow Jones Wilshire 5000 Index	An index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used and the Dow Jones Wilshire 5000 Index is considered one of the premier measures of the entire U.S. stock market.

Growth Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE® Index (25%), the Barclays Capital U.S. Aggregate Bond Index (20%) and the MSCI Emerging Markets IndexSM (5%).

Lipper Mixed-Asset Target Allocation Conservative Funds	The Lipper Mixed-Asset Target Allocation Conservative Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Conservative Funds for the respective time periods.

Lipper Mixed-Asset Target Allocation Growth Funds	The Lipper Mixed-Asset Target Allocation Growth Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Growth Funds for the respective time periods.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Moderate Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets IndexSM (2%).

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	Is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

Janus Smart Portfolios | 35

Notes to Schedules of Investments (unaudited) (continued)

The following is a summary of the inputs that were used to value the Portfolios’ investments in securities and other financial instruments as of December 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Smart Portfolio – Growth
Mutual Funds
Equity Funds	$–	$169,243,593	$–
Fixed-Income Funds	–	37,002,483	–
Total Investments in Securities	$–	$206,246,076	$–

Investments in Securities:
Janus Smart Portfolio – Moderate
Mutual Funds
Equity Funds	$–	$113,615,388	$–
Fixed-Income Funds	–	66,085,239	–
Total Investments in Securities	$–	$179,700,627	$–

Investments in Securities:
Janus Smart Portfolio – Conservative
Mutual Funds
Equity Funds	$–	$53,185,942	$–
Fixed-Income Funds	–	73,529,109	–
Total Investments in Securities	$–	$126,715,051	$–

36 | DECEMBER 31, 2009

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative (collectively, the “Portfolios” and individually, a “Portfolio”) are series portfolios. The Portfolios each operate as a “fund of funds,” meaning substantially all of the Portfolios’ assets will be invested in other Janus funds (the “underlying funds”). The Portfolios are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On November 1, 2009, the Portfolios changed their fiscal year end from October 31 to June 30. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. Each Portfolio in this report is classified as diversified as defined in the 1940 Act.

Each Portfolio in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class J Shares are available to shareholders investing in the Portfolios either directly or through financial intermediaries.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Underlying Funds
Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. Each Portfolio has a target allocation, which is how each Portfolio’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which each Portfolio’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: (1) 75%-85% stocks and 15%-25% bonds and money market instruments for Janus Smart Portfolio – Growth; (2) 55%-65% stocks and 35%-45% bonds and money market instruments for Janus Smart Portfolio – Moderate; and (3) 35%-45% stocks and 55%-65% bonds and money market instruments for Janus Smart Portfolio – Conservative. A brief description of each of the underlying funds that the Portfolios may invest in are as follows.

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES
INTECH RISK-MANAGED CORE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the S&P 500® Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Morgan Stanley Capital International (“MSCI”) EAFE® (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

Janus Smart Portfolios | 37

Notes to Financial Statements (unaudited) (continued)

JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index.

JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its

38 | DECEMBER 31, 2009

assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

JANUS INTERNATIONAL FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS ORION FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.

JANUS RESEARCH CORE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). The fund may invest in companies of any size.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by

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Notes to Financial Statements (unaudited) (continued)

investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index.

PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index.

PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index.

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES
JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

POTENTIAL UNDERLYING FUNDS PRIMARILY UTILIZING ALTERNATIVE STRATEGIES
JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

JANUS LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund’s portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle, and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the

40 | DECEMBER 31, 2009

fund’s portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund’s investment policies.

The following accounting policies have been followed by the Portfolios and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
A Portfolio’s net asset value (“NAV”) is partially calculated based upon the NAV of each of the underlying funds in which the Portfolio invests on the day of valuation. The NAV for each class of an underlying fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds’ Trustees. Short-term securities held by the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the funds in the Trust. Additionally, each Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of

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Notes to Financial Statements (unaudited) (continued)

contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolios generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from a Portfolio may be automatically reinvested into additional shares of that Portfolio, based on the discretion of the shareholder.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolios adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolios’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Portfolios to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the two months ended December 31, 2009, the Portfolios did not have a liability for any unrecognized tax benefits. The Portfolios have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolios utilize the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolios’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include

42 | DECEMBER 31, 2009

quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2009 to value each Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurements Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The underlying funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the underlying funds invest in a derivative for speculative purposes, the underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The underlying funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. An underlying fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. Derivatives traded OTC, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the underlying funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, certain underlying funds may require the counterparty to post collateral if an underlying fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The underlying funds, except INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the “Risk-Managed funds”), may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an

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Notes to Financial Statements (unaudited) (continued)

equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The underlying funds, except the Risk-Managed funds, may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings of the underlying funds and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The underlying funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The underlying funds are subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the underlying funds are fully collateralized by other securities, which are denoted on the underlying funds’ Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the underlying funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The underlying funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The underlying funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The underlying funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities of the underlying funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the underlying funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the underlying funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The underlying funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The underlying funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The underlying funds may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The underlying funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The underlying funds, except the Risk-Managed funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign

44 | DECEMBER 31, 2009

currencies will be utilized. The underlying funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The underlying funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the underlying funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the underlying funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the underlying funds could result in the underlying funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid by the underlying funds.

The underlying funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the underlying funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the underlying funds and the counterparty and by having the counterparty post collateral to cover the underlying funds’ exposure to the counterparty.

Holdings of the underlying funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the underlying funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the underlying funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the underlying funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the underlying funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the underlying funds may recognize due to written call options.

Other Options
In addition to the option strategies described above, certain underlying funds may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. Certain underlying funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of the underlying fund’s net assets, when combined with all other illiquid investments of the underlying fund. Certain underlying funds may use exotic options to the extent that they are consistent with the underlying fund’s investment objective and investment policies, and applicable regulations.

Certain underlying funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include but are not limited to outperformance options, yield curve options or other spread options.

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Notes to Financial Statements (unaudited) (continued)

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The underlying funds, except the Risk-Managed funds, may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The underlying funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to an underlying fund. If the other party to a swap defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If an underlying fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the underlying fund and reduce the underlying fund’s total return. Swap contracts of the underlying funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the underlying funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The underlying funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The underlying funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The underlying funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers (undiscounted), is the notional value of the contract. The risk is mitigated by having a netting arrangement between the underlying funds and the counterparty and by posting of collateral by the counterparty to the underlying funds to cover the underlying funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. Certain underlying funds investing in CDXs are normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The underlying funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the underlying funds and the counterparty and by the posting of collateral to the underlying funds to cover the underlying funds’ exposure to the counterparty.

In accordance with FASB guidance, the Portfolios adopted the provisions for “Derivative and Hedging,” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

3.	Other Investments and Strategies

Additional Investment Risk
The underlying funds, particularly Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund,

46 | DECEMBER 31, 2009

may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. The Risk-Managed funds do not intend to invest in high-yield/high-risk bonds.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the underlying funds such as a decline in the value and liquidity of many securities held by the underlying funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in underlying fund expenses and therefore an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the underlying funds’ ability to achieve their investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
Certain underlying funds, Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Borrowing
The underlying fund, Janus Long/Short Fund, may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, Janus Long/Short Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Janus Long/Short Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows Janus Long/Short Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by Janus Long/Short Fund involves special risk considerations that may not be associated with other funds that may only borrow for temporary or emergency purposes. Because substantially all of Janus Long/Short Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of Janus Long/Short Fund’s agreement with its lender, the NAV per share of Janus Long/Short Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if Janus Long/Short Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, Janus Long/Short Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that Janus Long/Short Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of Janus

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Notes to Financial Statements (unaudited) (continued)

Long/Short Fund compared with what it would have been without leverage.

Counterparties
The Portfolios’ or underlying funds’ transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolios or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Portfolio or underlying fund. A Portfolio or underlying fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s or underlying fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on each respective Statement of Assets and Liabilities, if applicable.

A Portfolio or underlying fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Portfolio’s or underlying fund’s cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Portfolio or underlying fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio or underlying fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The underlying funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the underlying funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying funds bear directly in connection with their own operations.

Exchange-Traded Notes
The underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the underlying funds’ total return. The underlying funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the underlying funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The underlying funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically and are tied to a benchmark lending rate such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

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Initial Public Offerings
The underlying funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the underlying funds may be party to interfund lending agreements between the underlying funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing underlying fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ yield and the underlying funds’ return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest changes and causing its price to decline.

Mortgage Dollar Rolls
Certain underlying funds, Janus Flexible Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the underlying funds sell a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The underlying funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income of the underlying funds.

The underlying funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the underlying funds maintained in a segregated account. To the extent that the underlying funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the underlying funds are required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and

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Notes to Financial Statements (unaudited) (continued)

resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the underlying funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The underlying funds do not have the right to vote on securities while they are being lent; however, the underlying funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the underlying funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral of the underlying funds are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the underlying funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and each Portfolio’s portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the underlying funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Securities Traded on a To-Be-Announced Basis
Certain underlying funds, Janus Flexible Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the underlying funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the underlying funds, normally 15 to 45 days later. Beginning on the date the underlying funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The underlying funds, except the Risk-Managed funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Risk-Managed funds, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying funds’ net assets may be

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invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls (limitation not applicable to Janus Long/Short Fund). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by other securities. The underlying funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees on assets borrowed from the security broker.

The underlying funds may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the underlying funds to similar risks. To the extent that the underlying funds enter into short derivative positions, the underlying funds may be exposed to risks similar to those associated with short sales, including the risk that the underlying fund’s losses are theoretically unlimited.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolios pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Smart Portfolio-Growth	All Asset Levels	0.05
Janus Smart Portfolio-Moderate	All Asset Levels	0.05
Janus Smart Portfolio-Conservative	All Asset Levels	0.05

Janus Capital has contractually agreed until at least February 16, 2011, to waive the advisory fee payable by each Portfolio in an amount equal to the amount, if any, that such Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolios by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Portfolio	Limit (%)

Janus Smart Portfolio-Growth	0.45
Janus Smart Portfolio-Moderate	0.39
Janus Smart Portfolio-Conservative	0.40

Each Portfolio pays Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Portfolios’ transfer agent, an asset-weighted averaged annual fee based on the proportion of each Portfolio’s total net assets sold directly and the proportion of each Portfolio’s net assets sold through financial intermediaries. The applicable fee rates are 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries for Class J Shares.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Portfolios for providing or arranging for the provision of, administrative services including but not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors in Class S Shares of the Portfolios. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, and other financial intermediaries for providing these services.

Certain intermediaries may charge administrative fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or

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Notes to Financial Statements (unaudited) (continued)

networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of Class A Shares, Class C Shares, and Class I Shares. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Portfolios to Janus Services, which uses such fees to reimburse intermediaries.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Portfolios. The Portfolios have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolios at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolios. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made during a calendar year, the Portfolio will be reimbursed for the difference.

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital uses when determining asset class allocations for the Portfolios. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolios. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolios as unrealized appreciation/(depreciation) and is shown as of December 31, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the two-month period ended December 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the two-month period ended December 31, 2009.

Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolios, except for the Portfolios’ Chief Compliance Officer. The Portfolios reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $52,482 was paid by the Trust during the two-month period ended December 31, 2009. Each Portfolio’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Portfolios. The sales charge is allocated between Janus Distributors and financial intermediaries. During the two-month period ended December 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Portfolio (Class A Shares)	Sales Charge

Janus Smart Portfolio-Growth	$304
Janus Smart Portfolio-Moderate	1,635
Janus Smart Portfolio-Conservative	719

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. The Portfolios did not collect any contingent deferred sales charges during the two-month period ended December 31, 2009.

The Portfolios’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Portfolios could have employed the assets used by the

52 | DECEMBER 31, 2009

custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolios and the underlying funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolios and underlying funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolios and underlying funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolios’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolios to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the two-month period ended December 31, 2009, the Portfolios recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/09

Janus Smart Portfolio – Growth
INTECH Risk-Managed Growth Fund – Class I Shares	26,903	$289,468	(6,802)	$(85,565)	$(12,069)	$103,607	$14,757,624
INTECH Risk-Managed Value Fund – Class I Shares	48,054	392,987	(12,745)	(114,086)	(9,092)	127,472	24,494,297
Janus Contrarian Fund – Class I Shares	6,931	87,216	(2,505)	(32,503)	(1,005)	7,561	6,092,861
Janus Flexible Bond Fund – Class I Shares	79,614	830,858	(16,047)	(161,816)	6,174	372,205	30,457,355
Janus Fund – Class I Shares	3,425	87,233	(1,230)	(31,040)	459	7,579	6,329,751
Janus Global Real Estate Fund – Class I Shares	18,603	144,420	(4,039)	(31,637)	(138)	64,766	3,654,383
Janus Growth and Income Fund – Class J Shares	6,535	181,244	(2,258)	(63,632)	(636)	21,935	13,214,833
Janus High-Yield Fund – Class J Shares	20,704	173,370	(3,791)	(161,866)	(3,103)	88,872	6,545,128
Janus International Equity Fund – Class I Shares	56,419	555,311	(16,969)	(179,812)	(11,821)	130,488	30,975,669
Janus Orion Fund – Class J Shares	2,892	27,744	(1,092)	(10,646)	(147)	1,192	3,981,468
Janus Overseas Fund – Class I Shares	7,833	324,323	(2,278)	(98,416)	(3,921)	85,359	21,000,110
Janus Research Fund – Class J Shares	8,070	192,155	(2,643)	(67,308)	(4,312)	32,846	13,668,896
Janus Twenty Fund – Class J Shares	2,224	132,757	(872)	(53,306)	(809)	–	12,010,970
Perkins Large Cap Value Fund – Class I Shares	22,025	269,690	(6,799)	(84,158)	(163)	57,278	11,334,463
Perkins Mid Cap Value Fund – Class J Shares	3,116	60,450	(1,082)	(21,335)	(336)	7,347	4,106,236
Perkins Small Cap Value Fund – Class I Shares	2,628	53,103	(1,042)	(21,376)	(377)	–	3,622,033

		$3,802,329		$(1,218,502)	$(41,296)	$1,108,507	$206,246,077

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/09

Janus Smart Portfolio – Moderate
INTECH Risk-Managed Growth Fund – Class I Shares	53,773	$582,293	(2,441)	$(27,654)	$(1,044)	$77,058	$11,106,419
INTECH Risk-Managed Value Fund – Class I Shares	103,324	850,026	(4,834)	(40,249)	(334)	92,174	17,909,554
Janus Flexible Bond Fund – Class I Shares	325,145	3,396,815	(13,553)	(142,495)	(576)	642,962	53,589,750
Janus Fund – Class I Shares	10,093	259,264	(516)	(13,413)	(108)	6,646	5,600,721
Janus Global Real Estate Fund – Class I Shares	26,739	208,999	(1,123)	(8,981)	(111)	40,587	2,333,051
Janus Growth and Income Fund – Class J Shares	18,782	524,379	(951)	(26,950)	(340)	19,144	11,664,227
Janus High-Yield Fund – Class J Shares	39,754	333,151	(1,581)	(15,061)	(1,756)	76,359	5,737,106
Janus International Equity Fund – Class I Shares	83,650	827,804	(3,995)	(40,469)	(554)	69,952	16,753,616
Janus Orion Fund – Class J Shares	26,245	254,354	(1,369)	(14,641)	(1,336)	1,737	5,854,388
Janus Overseas Fund – Class I Shares	17,729	738,917	(841)	(36,405)	(926)	65,270	16,191,762
Janus Research Fund – Class J Shares	14,880	356,575	(736)	(18,824)	(1,084)	19,752	8,285,687
Janus Short-Term Bond Fund – Class J Shares	120,864	371,453	(5,765)	(17,458)	282	33,329	6,758,382
Janus Twenty Fund – Class J Shares	2,798	168,412	(146)	(8,987)	(117)	–	4,256,640
Perkins Large Cap Value Fund – Class I Shares	44,533	548,392	(2,158)	(26,880)	(270)	43,157	8,665,577
Perkins Small Cap Value Fund – Class I Shares	12,399	252,617	(650)	(13,464)	(159)	–	4,993,746

		$9,673,451		$(451,931)	$(8,433)	$1,188,127	$179,700,626

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/09

Janus Smart Portfolio – Conservative
INTECH Risk-Managed Growth Fund – Class I Shares	36,072	$389,544	(1,844)	$(21,779)	$(1,836)	$47,807	$6,839,118
INTECH Risk-Managed Value Fund – Class I Shares	64,523	530,043	(3,406)	(28,403)	(483)	51,611	9,961,172
Janus Contrarian Fund – Class I Shares	16,614	210,561	(940)	(12,310)	(344)	5,519	4,463,361
Janus Flexible Bond Fund – Class I Shares	395,693	4,133,019	(18,729)	(194,397)	1,045	724,866	59,682,034
Janus Global Real Estate Fund – Class I Shares	10,666	83,210	(511)	(4,054)	(65)	14,862	844,269

Janus Smart Portfolios | 53

Notes to Financial Statements (unaudited) (continued)

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/09

Janus Growth and Income Fund – Class J Shares	12,673	353,249	(714)	(23,233)	(3,290)	11,512	6,965,453
Janus High-Yield Fund – Class J Shares	51,988	434,732	(2,379)	(21,108)	(1,165)	88,174	6,623,405
Janus International Equity Fund – Class I Shares	44,873	443,337	(2,422)	(24,530)	(599)	33,252	7,937,426
Janus Orion Fund – Class J Shares	21,385	206,303	(1,233)	(12,370)	(404)	1,260	4,234,689
Janus Overseas Fund – Class I Shares	3,631	151,069	(192)	(8,308)	(331)	14,374	3,550,338
Janus Research Fund – Class J Shares	8,991	214,755	(500)	(12,317)	(352)	9,712	4,064,476
Janus Short-Term Bond Fund – Class J Shares	145,504	447,132	(7,792)	(23,866)	66	37,405	7,223,670
Perkins Large Cap Value Fund – Class I Shares	29,535	363,442	(1,623)	(20,171)	(228)	21,704	4,325,641

		$7,960,396		$(406,846)	$(7,986)	$1,062,058	$126,715,052

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the two-month period ended December 31, 2009, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Portfolio	11/1/09	Purchases	Purchases	Redemptions	Redemption	12/31/09

Janus Smart Portfolio-Growth - Class A Shares	$1,000	$–	–	$–	–	$1,000
Janus Smart Portfolio-Growth - Class C Shares	1,000	–	–	–	–	1,000
Janus Smart Portfolio-Growth - Class I Shares	11,000	–	–	–	–	11,000
Janus Smart Portfolio-Growth - Class S Shares	11,000	–	–	–	–	11,000
Janus Smart Portfolio-Moderate - Class A Shares	1,000	–	–	–	–	1,000
Janus Smart Portfolio-Moderate - Class C Shares	1,000	–	–	–	–	1,000
Janus Smart Portfolio-Moderate - Class I Shares	1,000	–	–	–	–	1,000
Janus Smart Portfolio-Moderate - Class S Shares	11,000	–	–	–	–	11,000
Janus Smart Portfolio-Conservative - Class A Shares	1,000	–	–	–	–	1,000
Janus Smart Portfolio-Conservative - Class C Shares	1,000	–	–	–	–	1,000
Janus Smart Portfolio-Conservative - Class I Shares	6,000	–	–	–	–	6,000
Janus Smart Portfolio-Conservative - Class S Shares	1,000	–	–	–	–	1,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Smart Portfolio-Growth	$209,754,875	$12,438,778	$(15,947,577)	$(3,508,799)
Janus Smart Portfolio-Moderate	177,072,062	11,666,261	(9,037,696)	2,628,565
Janus Smart Portfolio-Conservative	123,129,006	7,735,410	(4,149,365)	3,586,045

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

54 | DECEMBER 31, 2009

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2009

			Accumulated
Portfolio	June 30, 2016	June 30, 2017	Capital Losses

Janus Smart Portfolio-Growth	$(3,343,688)	$(5,645,021)	$(8,988,709)
Janus Smart Portfolio-Moderate	(2,048,121)	(1,066,411)	(3,114,532)
Janus Smart Portfolio-Conservative	(2,173,333)	(601,361)	(2,774,694)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolios that would have been in effect, absent the waiver of certain fees and offsets.

For the two-month period ended December 31, 2009 (unaudited)
and the fiscal years or periods ended October 31

	Janus Smart	Janus Smart	Janus Smart
	Portfolio -	Portfolio -	Portfolio -
	Growth	Moderate	Conservative

Class A Shares
2009(1)	0.45%	0.42%	0.43%
2009(2)	0.50%	0.48%	0.45%

Class C Shares
2009(1)	1.19%	1.17%	1.18%
2009(2)	1.37%	1.26%	1.20%

Class I Shares
2009(1)	0.21%	0.17%	0.17%
2009(2)	0.49%	0.19%	0.20%

Class J Shares
2009(1)	0.33%	0.29%	0.31%
2009(3)	0.37%	0.33%	0.33%
2008	0.26%	0.24%	0.25%
2007	0.28%	0.27%	0.36%
2006(4)	0.39%	0.42%	0.69%

Class S Shares
2009(1)	0.74%	0.67%	0.68%
2009(2)	0.91%	0.92%	0.67%

(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from November 1, 2008 through October 31, 2009.
(4)	Period from December 30, 2005 (inception date) through October 31, 2006.

7.	Capital Share Transactions

	Janus Smart		Janus Smart		Janus Smart
	Portfolio-		Portfolio-		Portfolio-
For the two-month period ended December 31, 2009 (unaudited) and the fiscal year ended October 31, 2009	Growth		Moderate		Conservative
(all numbers are in thousands)	2009(1)	2009(2)	2009(1)	2009(2)	2009(1)	2009(2)

Transactions in Portfolio Shares – Class A Shares:
Shares sold	4	14	24	108	18	21
Reinvested dividends and distributions	–	–	3	–	1	–
Shares repurchased	–	–	(1)	(2)	–	–
Net Increase/(Decrease) in Portfolio Shares	4	14	26	106	19	21
Shares Outstanding, Beginning of Period	14	–	106	–	21	–
Shares Outstanding, End of Period	18	14	132	106	40	21
Transactions in Portfolio Shares – Class C Shares:
Shares sold	18	11	52	38	23	23
Reinvested dividends and distributions	–	–	–	–	1	–
Shares repurchased	(3)	–	1	–	–	–
Net Increase/(Decrease) in Portfolio Shares	15	11	53	38	24	23

Janus Smart Portfolios | 55

Notes to Financial Statements (unaudited) (continued)

	Janus Smart		Janus Smart		Janus Smart
	Portfolio-		Portfolio-		Portfolio-
For the two-month period ended December 31, 2009 (unaudited) and the fiscal year ended October 31, 2009	Growth		Moderate		Conservative
(all numbers are in thousands)	2009(1)	2009(2)	2009(1)	2009(2)	2009(1)	2009(2)

Shares Outstanding, Beginning of Period	11	–	38	–	23	–
Shares Outstanding, End of Period	26	11	91	38	47	23
Transactions in Portfolio Shares – Class I Shares:
Shares sold	–	1	12	3	–	1
Reinvested dividends and distributions	–	–	1	–	–	–
Shares repurchased	–	–	(1)	–	–	–
Net Increase/(Decrease) in Portfolio Shares	–	1	12	3	–	1
Shares Outstanding, Beginning of Period	1	–	3	–	1	–
Shares Outstanding, End of Period	1	1	15	3	1	1
Transactions in Portfolio Shares – Class J Shares:
Shares sold	590	5,156	962	5,504	895	4,547
Reinvested dividends and distributions	309	428	351	399	333	308
Shares repurchased	(444)	(3,807)	(310)	(3,242)	(352)	(3,265)
Net Increase/(Decrease) in Portfolio Shares	455	1,777	1,003	2,661	876	1,590
Shares Outstanding, Beginning of Period	18,408	16,631	14,895	12,234	10,332	8,742
Shares Outstanding, End of Period	18,863	18,408	15,898	14,895	11,208	10,332
Transactions in Portfolio Shares – Class S Shares:
Shares sold	–	1	–	1	–	15
Reinvested dividends and distributions	–	–	–	–	–	–
Shares repurchased	–	–	–	–	(7)	–
Net Increase/(Decrease) in Portfolio Shares	–	1	–	1	(7)	15
Shares Outstanding, Beginning of Period	1	–	1	–	15	–
Shares Outstanding, End of Period	1	1	1	1	8	15

(1)	Period from November 1, 2009 through December 31, 2009. The Portfolio changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) for Class A Shares, Class C Shares, Class I Shares and Class S Shares, and November 1, 2008 for Class J Share through October 31, 2009.

8.	Purchases and Sales of Investment Securities

For the two-month period ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

				Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Portfolio	Securities	of Securities	Obligations	Obligations

Janus Smart Portfolio-Growth	$3,802,329	$1,049,940	$–	$–
Janus Smart Portfolio-Moderate	9,673,451	443,498	–	–
Janus Smart Portfolio-Conservative	7,960,396	398,860	–	–

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to

56 | DECEMBER 31, 2009

those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, one of which still remains, and which was brought by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818).

In the Wiggins case, a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether Janus’ petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on Janus’ petition for a writ of certiorari. In addition to the Wiggins case, on January 20, 2010, the Court entered orders dismissing the remaining claims asserted against Janus Capital and its affiliates by fund investors in Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518 (a derivative claim involving alleged frequent trading practices).

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	Subsequent Event

Effective February 16, 2010, Class J Shares will be renamed Class T Shares and will be available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus will be moved to a newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares will commence operations on or about February 16, 2010. The transfer agency (TA) fee structure for Class D Shares and Class T Shares will be different than that of Class J Shares. Class D Shares will pay a fixed annual TA fee rate of 0.12% of net assets. Class T Shares will pay a fixed annual TA fee rate of 0.25% of net assets. Currently, Class J Shares pay a blended annual fee rate of 0.12% of average net assets for the proportion of assets sold directly and 0.25% of average net assets sold through financial intermediaries. A Portfolio’s total expense ratio could be impacted by the change in TA fee structure.

In May 2009, in accordance with FASB guidance, the Portfolios adopted the provisions of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Portfolios’ financial statements, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolios’ financial statements.

Janus Smart Portfolios | 57

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolios’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolios file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolios’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

In this disclosure, each fund and portfolio of Janus Investment Fund are referred to as “Fund” and, collectively, as “Funds.”

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the seven Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement,

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain

58 | DECEMBER 31, 2009

periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate

Janus Smart Portfolios | 59

Additional Information (unaudited) (continued)

paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

60 | DECEMBER 31, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are also quoted for each Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Portfolio’s Schedule of Investments. This schedule reports the types of securities held in each Portfolio on the last day of the reporting period. Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

The Portfolios’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on underlying fund shares owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios’ liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolios’ net assets. Because the Portfolios must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolios’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Portfolios’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from underlying fund shares and interest earned from interest-bearing securities in the Portfolios.

The next section reports the expenses incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolios. The Portfolios will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Janus Smart Portfolios | 61

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolios’ net assets during the reporting period. Changes in the Portfolios’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Portfolios’ investment performance. The Portfolios’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolios to pay the distribution. If investors reinvest their dividends, the Portfolios’ net assets will not be affected. If you compare each Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolios through purchases or withdrawals via redemptions. The Portfolios’ net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolios.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolios’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Portfolio during the reporting period. Don’t confuse this ratio with a Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio’s investments, changes in the target allocation and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

62 | DECEMBER 31, 2009

Notes

Janus Smart Portfolios | 63

Notes

64 | DECEMBER 31, 2009

Notes

Janus Smart Portfolios | 65

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0110-041	2-28-10 125-24-71113 02-10

2009 SEMIANNUAL REPORT

Janus Value Funds

Perkins Large Cap Value Fund
Perkins Mid Cap Value Fund
Perkins Small Cap Value Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Lipper Rankings (unaudited)

Our funds have delivered strong long-term relative investment performance across all three asset managers, Janus, INTECH and Perkins Investment Management.

		Lipper Rankings – Based on total returns as of 12/31/09

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds	Rank %	Total Funds

Janus Investment Fund (Inception date)

Growth & Core

Janus Balanced Fund(1);(9/92)	Mixed-Asset Target Allocation-Moderate Funds	43	219/509	1	1/412	1	1/311	19	28/148	4	1/27	1	1/338

Janus Contrarian Fund;(2/00)	Multi-Cap Core Funds	22	170/795	46	308/683	6	29/519	–	–	17	37/227	17	37/227

Janus Enterprise Fund(1);(9/92)	Mid-Cap Growth Funds	41	191/474	25	103/425	14	47/353	93	166/178	39	14/35	26	115/448

Janus Fund;(2/70)	Large-Cap Growth Funds	36	290/814	35	246/702	27	154/582	67	207/310	16	3/18	40	301/754

Janus Growth and Income Fund(1);(5/91)	Large-Cap Core Funds	7	60/906	40	304/773	37	240/653	68	252/374	8	6/78	48	388/820

Janus Orion Fund;(6/00)	Multi-Cap Growth Funds	8	36/459	16	57/378	3	9/310	–	–	19	35/192	57	238/418

Janus Research Fund(1);(5/93)	Large-Cap Growth Funds	16	124/814	17	117/702	14	78/582	76	235/310	4	3/79	12	77/652

Janus Research Core Fund(1);(6/96)	Large-Cap Core Funds	9	74/906	40	302/773	15	98/653	35	129/374	3	6/201	57	466/820

Janus Triton Fund(1);(2/05)	Small-Cap Growth Funds	10	53/540	2	9/472	–	–	–	–	1	4/399	1	4/450

Janus Twenty Fund*;(4/85)	Large-Cap Growth Funds	14	111/814	1	2/702	1	3/582	41	127/310	6	2/34	38	286/766

Janus Venture Fund*;(4/85)	Small-Cap Growth Funds	7	36/540	47	220/472	30	116/397	84	181/217	10	1/10	20	25/125

Risk-Managed

INTECH Risk-Managed Core Fund;(2/03)	Multi-Cap Core Funds	83	656/795	68	464/683	60	312/519	–	–	48	182/386	48	182/386

Value

Perkins Mid Cap Value Fund(1);(8/98)	Mid-Cap Value Funds	76	191/251	6	11/210	5	8/161	4	2/61	3	1/48	3	1/48

Perkins Small Cap Value Fund;(10/87)	Small-Cap Core Funds	27	198/756	1	6/631	4	18/522	12	32/269	4	5/128	4	5/128

Global & International

Janus Global Life Sciences Fund;(12/98)	Global Healthcare/Biotechnology Funds	18	8/45	8	3/41	33	12/36	79	15/18	17	2/11	10	4/42

Janus Global Opportunities Fund(1);(6/01)	Global Funds	49	266/544	33	122/378	65	185/287	–	–	17	31/185	65	201/313

Janus Global Research Fund(1);(2/05)	Global Funds	12	65/544	10	36/378	–	–	–	–	4	11/292	4	11/292

Janus Global Technology Fund;(12/98)	Global Science & Technology Funds	65	50/77	33	21/64	26	15/58	90	18/19	36	6/16	43	27/63

Janus Overseas Fund(1);(5/94)	International Funds	1	2/1275	1	7/975	1	1/700	13	48/386	1	1/99	1	1/611

Janus Worldwide Fund(1);(5/91)	Global Funds	27	142/544	64	239/378	74	211/287	96	137/143	42	7/16	33	181/558

Fixed Income

Janus Flexible Bond Fund(1);(7/87)	Intermediate Investment Grade Debt Funds	52	285/549	6	25/458	7	24/395	18	39/219	10	2/19	7	30/477

Janus High-Yield Bond Fund(1);(12/95)	High Current Yield Funds	76	347/459	25	98/391	17	56/341	16	33/207	7	6/90	23	70/313

Janus Short-Term Bond Fund(1);(9/92)	Short Investment Grade Debt Funds	59	144/246	2	4/223	2	3/176	13	12/94	20	5/24	3	6/231

Asset Allocation

Janus Smart Portfolio – Conservative;(12/05)	Mixed-Asset Target Allocation Conservative Funds	22	97/441	4	13/361	–	–	–	–	2	5/304	2	5/304

Janus Smart Portfolio – Moderate;(12/05)	Mixed-Asset Target Allocation Moderate Funds	10	49/509	1	3/412	–	–	–	–	2	6/369	2	6/369

Janus Smart Portfolio – Growth;(12/05)	Mixed-Asset Target Allocation Growth Funds	7	43/649	6	32/549	–	–	–	–	3	13/497	3	13/497

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*Closed to new investors.

Past performance is no guarantee of future results. For current month end performance, call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit Janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital).

Ranking is for Class J Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

Lipper, Inc., a wholly-owned subsidiary of Reuters, is a nationally recognized organization that ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

Janus Value Funds | 1

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class L Shares, Class R Shares, Class S Shares and Class T Shares only); administrative fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the two-month period from November 1, 2009 to December 31, 2009 or the five-month period from August 1, 2009 to December 31, 2009 depending on the Fund.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class L Shares, Class R Shares, Class S Shares and Class T Shares only), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least February 16, 2011. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These

2 | DECEMBER 31, 2009

fees are fully described in the prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Value Funds | 3

Perkins Large Cap Value Fund (unaudited)

Fund Snapshot
We seek to outperform our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high quality, undervalued stocks with favorable reward to risk characteristics. We believe that rigorous downside analysis conducted prior to determination of upside potential allows us to mitigate losses during difficult markets and perform well in up markets.
Managed by Perkins Investment Management LLC

Performance Overview

During the five months ended December 31, 2009, Perkins Large Cap Value Fund’s Class I Shares returned 11.97%, underperforming its benchmark, the Russell 1000® Value Index, which returned 13.90%.

Economic Environment

Despite a brief, late-October pullback, U.S. equity markets finished the five-month period with positive returns. Markets worldwide have had a strong rally off the March lows with many domestic indices gaining more than 50% since then to end near the highs of the year. Mid-cap indices outperformed large and small caps during the period, while growth indices dominated value. Health care and materials were the strongest performing sectors in the Russell 1000® Value Index during the period, while financials and consumer staples stocks underperformed. Commodities finished the period higher, led by gains in industrial metals. Gold futures set a record in early December before easing off their highs near year-end.

We continue to believe that sustained economic growth will be more muted than in past recoveries. Seventy percent of domestic GDP is tied to consumer spending and we still see significant headwinds. While there are signs of employment growth in the near future, unemployment was above 10% through December, and is likely to remain at elevated levels for an extended period. Housing remains a concern with the Mortgage Bankers Association citing rising delinquencies and foreclosures through September of this year. Commercial, governmental, and consumer balance sheets need to be de-levered in our view, and at some point fiscal and monetary stimulus must be reduced. Financial markets have stabilized and corporate debt and equity markets have had substantial rallies. While we think the U.S. has averted systemic collapse, we continue to believe financial markets are fragile. Financial institutions still carry significant toxic assets that have not been marked down, bank lending is restricted as capital is held to absorb future loan losses, and the shadow banking system, including securitization, is functioning at much smaller capacity with significant government involvement.

Investment Approach, Performance and Positioning

The Fund’s underperformance during the five-month period was largely due to our cash position and holdings within consumer discretionary and financials. An overweight position in consumer staples also weighed on comparable returns. Our stock selection within financials and energy helped relative returns.

In terms of sector positioning, the relative exposures remained as they have for some time. We were overweight consumer staples, health care and technology, and remained underweight utilities, financials and energy (while one of our larger absolute weights, energy is slightly underweight relative to the index as our ExxonMobil position is significantly less than the benchmark’s).

Derivatives

To accommodate cash flows into the Fund, we will occasionally purchase S&P 500® Futures contracts. These instruments are a very liquid way to gain market exposure and are sold as we buy individual equity issues. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Holdings That Detracted from Performance

Northern Trust Corp. negatively impacted performance as very low interest rates affected the company’s revenues. Should interest rates start to increase, we think Northern’s balance sheet is well positioned to take advantage of this and that earnings will be positively impacted. In addition, credit quality remains very healthy relative to its banking peers.

In technology, video game developer Electronic Arts, Inc. underperformed due to sluggish game sales and overall rotation in the market to more cyclical names. We do not think there is a lot of downside risk to the stock given our

4 | DECEMBER 31, 2009

(unaudited)

view that the company’s balance sheet is still strong and the company has historically generated healthy free cash flow. We hold a small position because we believe intermediate term earnings are uncertain, but the long term potential growth is substantial.

In consumer discretionary, education provider Apollo Group, Inc. declined on news that the SEC launched an informal inquiry over its revenue recognition practices and the Obama administration is reviewing its policy concerning for profit education. We eliminated our small position.

Holdings That Contributed to Performance

In industrials, railroad operator Kansas City Southern continued to rally from depressed levels as volumes seem to be recovering quicker than expected while rail freight pricing is holding up. The stock has been a core holding given its attractive assets including its East-West rail corridor, which provides the shortest route for Asian imports to the Southeast, and its Mexican subsidiary, which supports growing North-South NAFTA trade flows. Separately, United Technologies remains a core holding given its significant international exposure in global infrastructure, diversified business lines, and strong balance sheet.

Software giant Microsoft Corp. gained as Windows 7 was released and amid anticipation of a general increase in technology spending next year. The company continued to generate around $1 billion a month of free cash flow and had a cash rich balance sheet at period end.

Market Outlook

The historically strong stock market has maintained its momentum. At the bottom of the market in early March we thought that stocks were undervalued and we became more aggressive buyers. However, our opinion continues to be that the strong and rapid market bounce of over 60% in the S&P 500® Index since early March has taken stocks to what we believe to be slightly overvalued levels. A record 80% of S&P 500® Index companies reported earnings above expectations in the third quarter and this might continue to be the case over the short term due to rigorous cost controls. However, in order to see sustainable earnings growth, we need to see revenue growth. As previously stated, we believe revenue and economic growth over the next several years is likely to be below past experience due to secular deleveraging. On a short-to-intermediate term basis we believe stocks could continue to rally as interest rates are low, alternative investments are not priced relatively attractively, and investors might feel underexposed to equities.

However, even with the consensus’ perhaps aggressive estimate of 35% earnings growth in 2010 (to $75 on the S&P 500® Index) stocks were selling at almost 15 times 2010 estimated operating earnings at period end, which is in line with the long-term trend. In addition, operating earnings are at a historically high 20% premium to Generally Accepted Accounting Principles (GAAP) earnings, making stocks in our view more expensive on a GAAP basis. With valuations at these levels, we have found fewer stocks with favorable risk/reward characteristics. Additionally, with a longer term perspective we are concerned about continuing potential structural problems related to personal balance sheets, governmental budget deficits, a weakening dollar, increasing U.S. government intervention in business, and geopolitical instability. We are disappointed that many of the imbalances that led to last year’s near meltdown have not been addressed adequately in our view. We think the financial system is still fragile and that the U.S. government is performing a huge financial experiment with an outcome that we think is difficult to gauge. Despite these long-term issues, in the near term, investors have become somewhat complacent as reflected in volatility (as measured by CBOE VIX Index) declining by 50% this year to levels below those of the mid-to-late 1990’s. With this background we have allowed our cash balances to rise rather than stretch our valuation discipline.

We believe that our long term emphasis on balance sheets, free cash flow and reasonable valuations will serve us well in an environment that is likely to remain difficult and volatile. This consistent focus on long-term value might lead to short-term underperformance in a momentum driven market. But our risk sensitive discipline may help lead to outperformance in down markets.

Thank you for co-investing with us in Perkins Large Cap Value Fund.

Janus Value Funds | 5

Perkins Large Cap Value Fund (unaudited)

Perkins Large Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

United Technologies Corp.	0.59%
Anadarko Petroleum Corp.	0.56%
Kansas City Southern	0.54%
AT&T, Inc.	0.53%
General Electric Co.	0.49%

5 Bottom Performers – Holdings

Contribution

Apollo Group, Inc. – Class A	–0.09%
Activision Blizzard, Inc.	–0.08%
Nokia OYJ (ADR)	–0.08%
Electronic Arts, Inc.	–0.07%
Exxon Mobil Corp.	–0.06%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	4.61%	20.32%	24.57%
Industrials	3.53%	9.58%	10.50%
Energy	3.32%	14.24%	18.88%
Health Care	2.87%	13.87%	9.33%
Information Technology	2.77%	11.45%	5.05%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	0.44%	2.18%	7.10%
Telecommunication Services	1.11%	6.64%	5.64%
Materials	1.17%	3.28%	3.91%
Consumer Discretionary	1.62%	6.25%	9.43%
Consumer Staples	2.10%	12.18%	5.59%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6 | DECEMBER 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2009

Exxon Mobil Corp. Oil Companies – Integrated	2.9%
AT&T, Inc. Telephone – Integrated	2.3%
Berkshire Hathaway, Inc. – Class B Reinsurance	1.8%
Wal-Mart Stores, Inc. Retail – Discount	1.6%
Verizon Communications, Inc. Telephone – Integrated	1.5%

10.1%

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2009

As of July 31, 2009

Janus Value Funds | 7

Perkins Large Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009				Expense Ratios – estimated for the fiscal year
	Five-Month
	Period Ended	One	Since	Total Annual Fund	Net Annual Fund
	12/31/09	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Large Cap Value Fund – Class A Shares

NAV	11.87%	24.80%	24.80%	2.19%	1.25%

MOP	5.43%	17.63%	17.63%

Perkins Large Cap Value Fund – Class C Shares

NAV	11.57%	23.95%	23.95%	2.90%	2.00%

CDSC	10.45%	22.71%	22.71%

Perkins Large Cap Value Fund – Class I Shares	11.97%	25.15%	25.15%	2.15%	1.00%

Perkins Large Cap Value Fund – Class S Shares	11.81%	24.57%	24.57%	2.32%	1.50%

Perkins Large Cap Value Fund – Class T Shares	11.91%	24.26%	24.26%	2.19%	1.25%

Russell 1000® Value Index	13.90%	19.69%	19.69%

Lipper Quartile – Class I Shares	–	2nd	2nd

Lipper Ranking – based on total return for Large Cap Value Funds	–	160/527	160/527

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

8 | DECEMBER 31, 2009

(unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions of capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective July 6, 2009, Janus Adviser Perkins Large Cap Value Fund merged into Perkins Large Cap Value Fund.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Perkins Large Cap Value Fund (the “JAD predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, net of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into the Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for Class I Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 31, 2008

Janus Value Funds | 9

Perkins Large Cap Value Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,118.60	$5.59

Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,115.70	$8.91

Hypothetical (5% return before expenses)	$1,000.00	$1,015.07	$10.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,119.70	$4.49

Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,118.10	$6.70

Hypothetical (5% return before expenses)	$1,000.00	$1,017.59	$7.68

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(8/1/09)	(12/31/09)	(8/1/09-12/31/09)†

Actual	$1,000.00	$1,119.10	$5.64

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.46

†	Expenses equal to the annualized expense ratio of 1.26% for Class A Shares, 2.01% for Class C Shares, 1.01% for Class I Shares, 1.51% for Class S Shares and 1.27% for Class T Shares, multiplied by the average account value over the period, multiplied by 153/365 (to reflect a five-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a five-month period. Therefore, actual expenses are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

10 | DECEMBER 31, 2009

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares or Principal Amount		Value

Common Stock – 86.6%
Aerospace and Defense – Equipment – 1.1%
8,500	United Technologies Corp.	$589,985
Apparel Manufacturers – 0.3%
2,400	VF Corp.	175,776
Applications Software – 1.0%
17,500	Microsoft Corp.	533,575
Beverages – Non-Alcoholic – 1.3%
3,000	Coca-Cola Co.	171,000
9,000	PepsiCo, Inc.	547,200
		718,200
Brewery – 0.7%
8,500	Molson Coors Brewing Co. – Class B	383,860
Cable Television – 1.0%
32,000	Comcast Corp. – Class A	539,520
Cellular Telecommunications – 0.8%
18,000	Vodafone Group PLC	415,620
Chemicals – Specialty – 0.3%
2,345	Lubrizol Corp.	171,068
Commercial Banks – 0.8%
17,400	BB&T Corp.	441,438
Computer Services – 0.7%
8,600	Accenture, Ltd. – Class A (U.S. Shares)	356,900
Computers – 1.7%
9,000	Hewlett-Packard Co.	463,590
3,500	International Business Machines Corp.	458,150
		921,740
Computers – Memory Devices – 0.8%
23,925	EMC Corp.*	417,970
Consumer Products – Miscellaneous – 0.6%
5,000	Kimberly-Clark Corp.	318,550
Cosmetics and Toiletries – 0.7%
6,500	Procter & Gamble Co.	394,095
Diversified Banking Institutions – 4.0%
51,000	Bank of America Corp.**	768,060
1,800	Goldman Sachs Group, Inc.	303,912
6,500	HSBC Holdings PLC	371,085
17,000	JPMorgan Chase & Co.	708,390
		2,151,447
Diversified Operations – 3.5%
5,800	3M Co.	479,486
51,200	General Electric Co.**	774,656
18,000	Tyco International, Ltd. (U.S. Shares)	642,240
		1,896,382
Electric – Integrated – 1.8%
6,100	Entergy Corp.	499,224
14,000	Public Service Enterprise Group, Inc.	465,500
		964,724
Electronic Components – Semiconductors – 1.0%
25,600	Intel Corp.	522,240
Engineering – Research and Development Services – 1.0%
12,000	URS Corp.*	534,240
Entertainment Software – 0.9%
28,500	Activision Blizzard, Inc.*	316,635
9,200	Electronic Arts, Inc.*	163,300
		479,935
Fiduciary Banks – 0.7%
7,000	Northern Trust Corp.	366,800
Food – Miscellaneous/Diversified – 1.8%
5,000	General Mills, Inc.	354,050
5,000	Kellogg Co.	266,000
5,000	Kraft Foods, Inc. – Class A	135,900
7,000	Unilever PLC (ADR)	223,300
		979,250
Food – Retail – 1.4%
28,000	Kroger Co.	574,840
8,700	Safeway, Inc.	185,223
		760,063
Forestry – 0.3%
3,500	Weyerhaeuser Co.	150,990
Gold Mining – 1.2%
17,000	Goldcorp, Inc. (U.S. Shares)	668,780
Instruments – Scientific – 1.1%
12,390	Thermo Fisher Scientific, Inc.*	590,879
Insurance Brokers – 0.9%
12,075	AON Corp.	462,956
Internet Infrastructure Software – 0.5%
10,000	Akamai Technologies, Inc.*	253,300
Internet Security – 0.8%
25,000	Symantec Corp.*	447,250
Investment Management and Advisory Services – 0.8%
19,000	INVESCO, Ltd.	446,310
Machinery – Farm – 0.6%
6,000	Deere & Co.	324,540
Medical – Biomedical and Genetic – 1.0%
6,400	Amgen, Inc.*	362,048
3,900	Genzyme Corp.*	191,139
		553,187
Medical – Drugs – 3.1%
11,700	Abbott Laboratories	631,683
15,000	Eli Lilly & Co.	535,650
29,000	Pfizer, Inc.	527,510
		1,694,843
Medical – HMO – 0.4%
3,700	WellPoint, Inc.*	215,673
Medical – Wholesale Drug Distributors – 0.3%
2,800	McKesson Corp.	175,000
Medical Instruments – 1.5%
8,600	Medtronic, Inc.	378,228
11,700	St. Jude Medical, Inc.*	430,326
		808,554
Medical Labs and Testing Services – 0.7%
5,000	Laboratory Corp. of America Holdings*	374,200
Medical Products – 3.4%
7,000	Becton, Dickinson and Co.	552,020
8,110	Covidien PLC (U.S. Shares)	388,388

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 11

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares or Principal Amount		Value

Medical Products – (continued)
9,000	Johnson & Johnson	$579,690
5,500	Zimmer Holdings, Inc.*	325,105
		1,845,203
Metal – Copper – 0.4%
2,800	Freeport-McMoRan Copper & Gold, Inc. – Class B	224,812
Multi-Line Insurance – 1.3%
21,700	Allstate Corp.**	651,868
4,750	Old Republic International Corp.	47,690
		699,558
Multimedia – 2.3%
30,200	News Corp. – Class A	413,438
11,500	Time Warner, Inc.	335,110
8,795	Viacom, Inc. – Class B*	261,475
7,000	Walt Disney Co.	225,750
		1,235,773
Networking Products – 1.0%
21,500	Cisco Systems, Inc.*	514,710
Non-Hazardous Waste Disposal – 0.2%
4,205	Republic Services, Inc.	119,044
Oil – Field Services – 0.5%
4,000	Schlumberger, Ltd. (U.S. Shares)	260,360
Oil and Gas Drilling – 0.6%
3,700	Transocean, Ltd. (U.S. Shares)	306,360
Oil Companies – Exploration and Production – 7.1%
12,500	Anadarko Petroleum Corp.	780,249
3,000	Apache Corp.	309,510
4,000	Devon Energy Corp.	294,000
11,600	EnCana Corp. (U.S. Shares)	375,724
3,000	EQT Corp.	131,760
19,000	Forest Oil Corp.*	422,750
9,800	Noble Energy, Inc.	697,956
2,700	Occidental Petroleum Corp.	219,645
4,500	Questar Corp.	187,065
8,000	Ultra Petroleum Corp. (U.S. Shares)*	398,880
		3,817,539
Oil Companies – Integrated – 4.3%
22,600	Exxon Mobil Corp.**	1,541,094
12,700	Hess Corp.	768,350
		2,309,444
Oil Field Machinery and Equipment – 0.3%
4,000	National Oilwell Varco, Inc.	176,360
Pipelines – 0.9%
4,800	Kinder Morgan Energy Partners L.P.	292,704
3,600	Plains All American Pipeline L.P.	190,260
		482,964
Property and Casualty Insurance – 1.1%
12,000	Chubb Corp.	590,160
Reinsurance – 2.5%
300	Berkshire Hathaway, Inc. – Class B*,**	985,800
4,500	Everest Re Group, Ltd.	385,560
		1,371,360
REIT – Apartments – 0.3%
4,000	Equity Residential	135,120
REIT – Regional Malls – 0.4%
2,712	Simon Property Group, Inc.	216,418
REIT – Storage – 0.5%
3,000	Public Storage	244,350
Retail – Apparel and Shoe – 0.6%
16,500	Gap, Inc.	345,675
Retail – Building Products – 0.7%
16,500	Lowe’s Cos., Inc.	385,935
Retail – Discount – 2.0%
4,500	Target Corp.	217,665
16,200	Wal-Mart Stores, Inc.	865,890
		1,083,555
Retail – Drug Store – 0.7%
11,600	CVS Caremark Corp.	373,636
Retail – Restaurants – 0.7%
6,000	McDonald’s Corp.	374,640
Savings/Loan/Thrifts – 0.9%
28,100	People’s United Financial, Inc.	469,270
Semiconductor Equipment – 1.0%
36,800	Applied Materials, Inc.	512,992
Super-Regional Banks – 3.2%
5,100	PNC Financial Services Group, Inc.	269,229
9,000	SunTrust Banks, Inc.	182,610
30,000	U.S. Bancorp	675,300
22,000	Wells Fargo & Co.	593,780
		1,720,919
Telephone – Integrated – 5.0%
43,995	AT&T, Inc.**	1,233,179
18,000	CenturyTel, Inc.	651,780
25,000	Verizon Communications, Inc.**	828,250
		2,713,209
Tobacco – 0.3%
3,000	Philip Morris International, Inc.	144,570
Tools – Hand Held – 0.7%
9,000	Snap-On, Inc.	380,340
Transportation – Railroad – 1.8%
13,400	Kansas City Southern*	446,086
4,500	Norfolk Southern Corp.	235,890
4,900	Union Pacific Corp.	313,110
		995,086
Wireless Equipment – 0.4%
18,000	Nokia OYJ (ADR)	231,300
X-Ray Equipment – 0.4%
14,000	Hologic, Inc.*	203,000

Total Common Stock (cost $40,476,432)		46,683,502

See Notes to Schedules of Investments and Financial Statements.

12 | DECEMBER 31, 2009

Schedule of Investments (unaudited)

As of December 31, 2009

Shares or Principal Amount		Value

Repurchase Agreement – 14.5%
$7,800,000	RBC Capital Markets Corporation 0.0100% dated 12/31/09, maturing 1/4/10 to be repurchased at $7,800,009 collateralized by $18,472,725 in U.S. Government Agencies 2.4890%-16.0000%, 7/1/10-8/1/48 with a value of $7,956,000 (cost $7,800,000)	$7,800,000

Total Investments (total cost $48,276,432) – 101.1%		54,483,502

Liabilities, net of Cash, Receivables and Other Assets – (1.1)%		(581,693)

Net Assets – 100%		$53,901,809

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$831,870	1.5%
Canada	1,443,384	2.6%
Finland	231,300	0.4%
Ireland	745,288	1.4%
Netherlands Antilles	260,360	0.5%
Switzerland	948,600	1.7%
United Kingdom	1,010,005	1.9%
United States††	49,012,695	90.0%

Total	$54,483,502	100.0%

††	Includes Cash Equivalents (75.6% excluding Cash Equivalents).

Financial Futures – Long
50 Contracts	S&P 500® (E-mini) expires March 2010 principal amount $2,743,142, value $2,776,750 cumulative appreciation	$33,608

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 13

Perkins Mid Cap Value Fund (unaudited)

Fund Snapshot
We seek to outperform our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high quality, undervalued stocks with favorable reward to risk characteristics. We believe that rigorous downside analysis conducted prior to determination of upside potential allows us to mitigate losses during difficult markets and perform well in up markets.
Managed by Perkins Investment Management LLC

Performance Overview

During the two months ended December 31, 2009, Perkins Mid Cap Value Fund’s Class J Shares returned 6.25%, underperforming the Fund’s benchmark, the Russell Midcap® Value Index, which returned 10.47%.

Economic Environment

Despite a brief, late-October pullback, U.S. equity markets finished the period with positive returns. Markets worldwide have had a strong rally off the March lows with many domestic indices gaining more than 50% since then to end near the highs of the year. Small cap indices outperformed mid- and large caps for the period, while growth indices dominated value. Telecommunication services and materials were the strongest performing sectors in the Russell Midcap® Value Index during the two months, while consumer staples and energy stocks underperformed. Commodities finished the period higher, led by gains in industrial metals. Gold futures set a record in early December before easing off their highs near year-end.

We continue to believe that sustained economic growth will be more muted than in past recoveries. Seventy percent of U.S. Gross Domestic Product (GDP) is tied to consumer spending and we still see significant headwinds. While there are signs of employment growth in the near future, unemployment was above 10% through December, and is likely to remain at elevated levels for an extended period. Housing remains a concern with the Mortgage Bankers Association citing rising delinquencies and foreclosures through September of this year. Commercial, governmental, and consumer balance sheets need to be de-levered in our view, and at some point fiscal and monetary stimulus must be reduced. Financial markets have stabilized and corporate debt and equity markets have had substantial rallies. While we think the U.S. has averted systemic collapse, we continue to believe financial markets are fragile. Financial institutions still carry significant toxic assets that have not been marked down, bank lending is restricted as capital is held to absorb future loan losses, and the shadow banking system, including securitization, is functioning at much smaller capacity with significant government involvement.

Investment Approach, Performance and Positioning

Our focus on financially strong companies and our attempt to limit losses in the first three months of the year was the key to our positive full year returns. This attention to risk has been central to our ability to substantially outperform over the long term. In that context we are pleased to have compounded an average annualized return of 11.03% (J Shares) over the past 10 years while the Russell Midcap® Value Index had an average annualized return of 7.58%. The broad U.S. equity market, represented by the S&P 500® Index, had an average annualized return of -0.95% over the same period.

During the two-month period, the Fund provided positive returns but lagged on a relative basis. Our higher-than-average cash position, our small investment in index put options and our holdings within health care and information technology underperformed while our stock selection within industrials helped relative returns. In terms of sector positioning, the relative exposures remained as they have for some time. We were overweight health care, technology and energy and underweight utilities, consumer discretionary and financials through period end.

Derivatives

In an attempt to help minimize downside risk in the Fund we used relatively small positions in put options on the Russell Midcap® Value Index during the period given our view of greater market uncertainty and risk. These positions proved to be a drag on relative results in the period as the market rallied. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Holdings That Detracted from Performance

Video game retailer GameStop Corp. underperformed on concerns about heavy discounting and pressure from Wal-

14 | DECEMBER 31, 2009

(unaudited)

Mart Stores, Inc. We continue to like the stock given its healthy balance sheet, strong free cash flow generation, and attractive valuation. In industrials, Jacobs Engineering Group, Inc. was a detractor during the period. We added on weakness to this engineering and construction provider as the company has one of the best management teams in the industry, an extremely strong balance sheet and favorable long term prospects.

Consumer staples stocks lagged during the period, which hurt companies like Kroger Co. We increased our exposure to names like Kroger Co., one of the best managed grocers in our view, which sold at about 11 times this year’s earnings and was close to its 12-month low at period end.

Holdings That Contributed to Performance

In industrials, railroad operator Kansas City Southern continued to rally from depressed levels as volumes seem to be recovering quicker than expected while rail freight pricing is holding up. The stock has been a core holding given its attractive assets including its East-West rail corridor, which provides the shortest route for Asian imports to the Southeast, and its Mexican subsidiary, which supports growing North-South NAFTA trade flows. Separately, tool manufacturer Snap-On, Inc. rebounded after announcing moderating revenue declines and better margins. The company remains a large holding due to its good balance sheet, strong free cash flow generation and reasonable valuation.

Managed care providers rallied as more visibility developed on the health-care reform. In addition, Health Net, Inc. benefitted from positive developments in one of their larger existing contracts. We trimmed our position on strength as the risk/reward became less favorable.

Market Outlook

The historically strong stock market has maintained its momentum. At the bottom of the market in early March we thought that stocks were undervalued and we became more aggressive buyers. However, our opinion continues to be that the strong and rapid market bounce of over 60% in the S&P 500® Index and over 80% in the Russell Midcap® Value Index since early March has taken stocks to what we believe to be slightly overvalued levels. A record 80% of S&P 500® Index companies reported earnings above expectations in the third quarter and this might continue to be the case over the short term due to rigorous cost controls. However, in order to see sustainable earnings growth, we need to see revenue growth. As previously stated, we believe revenue and economic growth over the next several years is likely to be below past experience due to secular deleveraging. On a short-to-intermediate term basis we believe stocks could continue to rally as interest rates are low, inventory rebuilding leads to above average GDP growth, alternative investments are not priced relatively attractively, and investors might feel underexposed to equities.

However, even with the consensus’ perhaps aggressive estimate of 35% earnings growth in 2010 (to $75 on the S&P 500® Index) stocks were selling at almost 15 times 2010 estimated operating earnings at period end, which is in line with the long-term trend. In addition, operating earnings are at a historically high 20% premium to Generally Accepted Accounting Principles (GAAP) earnings, making stocks in our view more expensive on a GAAP basis. With valuations at these levels, we have found fewer stocks with favorable risk/reward characteristics. Additionally, with a longer term perspective we are concerned about continuing potential structural problems related to personal balance sheets, governmental budget deficits, a weakening dollar, increasing government intervention in business, and geopolitical instability. We are disappointed that many of the imbalances that led to last year’s near meltdown have not been addressed adequately in our view. We think the financial system is still fragile and that U.S. government is performing a huge financial experiment with an outcome that we think is difficult to gauge. Despite these long-term issues, in the near term, investors have become somewhat complacent as reflected in volatility (as measured by CBOE VIX Index) declining by 50% this year to levels below those of the mid-to-late 1990’s. With this background we have allowed our cash balances to rise rather than stretch our valuation discipline.

We believe that our long-term emphasis on balance sheets, free cash flow and reasonable valuations will serve us well in an environment that is likely to remain difficult and volatile. This consistent focus on long-term value might lead to short-term underperformance in a momentum driven market. But more importantly our risk sensitive discipline has historically led to outperformance in down markets, such as 2008, and longer term, well above average returns as exhibited by our double-digit annualized 10-year returns in perhaps the worst decade in the stock market’s history.

Thank you for your co-investment in Perkins Mid Cap Value Fund.

Janus Value Funds | 15

Perkins Mid Cap Value Fund (unaudited)

Perkins Mid Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Lubrizol Corp.	0.94%
Kansas City Southern	0.84%
Tyco International, Ltd. (U.S. Shares)	0.50%
Forest Oil Corp.	0.50%
Snap-On, Inc.	0.48%

5 Bottom Performers – Holdings

Contribution

Apollo Group, Inc. – Class A	–0.15%
Electronic Arts, Inc.	–0.13%
Brown & Brown, Inc.	–0.10%
GameStop Corp. – Class A	–0.09%
Kroger Co.	–0.08%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	6.25%	23.69%	27.68%
Energy	3.60%	11.91%	9.26%
Industrials	3.48%	11.02%	10.82%
Information Technology	3.17%	11.42%	7.04%
Health Care	2.65%	12.75%	4.26%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Telecommunication Services	0.33%	1.21%	2.45%
Utilities	0.75%	3.92%	11.92%
Consumer Staples	1.35%	8.45%	6.48%
Consumer Discretionary	1.99%	9.37%	12.47%
Materials	2.33%	6.27%	7.63%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

16 | DECEMBER 31, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2009

URS Corp. Engineering – Research and Development Services	1.4%
Everest Re Group, Ltd. Reinsurance	1.3%
Noble Energy, Inc. Oil Companies – Exploration and Production	1.3%
Kroger Co. Food – Retail	1.3%
Allstate Corp. Multi-Line Insurance	1.3%

6.6%

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Emerging markets comprised 0.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2009

As of October 31, 2009

Janus Value Funds | 17

Perkins Mid Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009						Expense Ratios – estimated for the fiscal year
	Two-Month
	Period
	Ended	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	12/31/09	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Mid Cap Value Fund – Class A Shares

NAV	6.24%	30.04%	5.07%	10.87%	12.70%	1.17%	1.17%

MOP	0.13%	22.57%	3.83%	10.22%	12.12%

Perkins Mid Cap Value Fund – Class C Shares

NAV	6.07%	28.52%	4.30%	10.13%	12.00%	1.97%	1.97%

CDSC	5.01%	27.24%	4.30%	10.13%	12.00%

Perkins Mid Cap Value Fund – Class I Shares	6.32%	30.37%	5.30%	11.03%	12.85%	0.84%	0.84%

Perkins Mid Cap Value Fund – Class J Shares	6.25%	30.37%	5.30%	11.03%	12.85%	1.14%	1.14%

Perkins Mid Cap Value Fund – Class L Shares(1)	6.31%	30.74%	5.49%	11.20%	13.00%	1.17%	0.91%

Perkins Mid Cap Value Fund – Class R Shares	6.17%	29.32%	4.68%	10.51%	12.38%	1.59%	1.59%

Perkins Mid Cap Value Fund – Class S Shares	6.16%	29.79%	4.93%	10.75%	12.60%	1.34%	1.34%

Russell Midcap® Value Index	10.47%	34.21%	1.98%	7.58%	7.15%

Lipper Quartile – Class J Shares	–	4th	1st	1st	1st

Lipper Ranking – based on total return for Mid-Cap Value Funds	–	191/251	8/161	2/61	1/48

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

18 | DECEMBER 31, 2009

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class L Shares, Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Janus Services LLC has agreed to voluntarily waive all or a portion of the administrative fee applicable to the Fund’s Class L Shares. Total returns shown include fee waivers, if any, and without such waivers, the total returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Due to certain investment strategies, the Fund may have an increased position in cash.

Effective July 6, 2009, the Fund designated its Investor Shares as “Class J Shares.”

Effective July 6, 2009, the Fund designated its Institutional Shares as “Class L Shares.”

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Perkins Mid Cap Value Fund (the “JAD predecessor fund”) into corresponding shares of Perkins Mid Cap Value Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Perkins Mid Cap Value Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Berger Mid Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Perkins Mid Cap Value Fund — Class J Shares (formerly named Investor Shares) are those of Berger Mid Cap Value Fund — Investor Shares. The returns shown prior to April 21, 2003 for Perkins Mid Cap Value Fund — Class L Shares (formerly named Institutional Shares) are those of Berger Mid Cap Value Fund — Institutional Shares for the period May 17, 2002 to April 17, 2003 and Berger Mid Cap Value Fund — Investor Shares for periods prior to May 17, 2002.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for Class J Shares only; other classes may have different performance characteristics.

Janus Value Funds | 19

Perkins Mid Cap Value Fund (unaudited)

August 13, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

* The Fund’s inception date – August 12, 1998
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,062.40	$1.90

Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,060.70	$3.15

Hypothetical (5% return before expenses)	$1,000.00	$1,015.98	$9.30

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,063.20	$1.34

Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,062.50	$1.79

Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.30

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class L Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,063.07	$1.41

Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$4.17

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,061.73	$2.61

Hypothetical (5% return before expenses)	$1,000.00	$1,017.57	$7.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,062.17	$2.18

Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.43

†	Expenses are equal to the annualized expense ratio of 1.10% for Class A Shares, 1.83% for Class C Shares, 0.77% for Class I Shares, 1.04% for Class J Shares, 0.82% for Class L Shares, 1.51% for Class R Shares and 1.26% for Class S Shares, multiplied by the average account value over the period, multiplied by 61/365 (to reflect a two-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a two-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

20 | DECEMBER 31, 2009

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares/Principal/Contract Amounts		Value

Common Stock – 88.3%
Aerospace and Defense – 0.6%
1,250,000	Rockwell Collins, Inc.	$69,200,000
Apparel Manufacturers – 0.4%
650,000	VF Corp.	47,606,000
Automotive – Truck Parts and Equipment – Original – 0.9%
1,850,000	BorgWarner, Inc*	61,457,000
1,603,600	Johnson Controls, Inc.	43,682,064
		105,139,064
Brewery – 0.8%
2,000,000	Molson Coors Brewing Co. – Class B	90,320,000
Building – Residential and Commercial – 0.8%
2,900,000	KB Home	39,672,000
5,600,000	Pulte Homes, Inc.*	56,000,000
		95,672,000
Cable Television – 0.3%
1,833,000	Comcast Corp. – Class A	30,904,380
Chemicals – Diversified – 0.5%
950,571	FMC Corp.	53,003,839
Chemicals – Specialty – 0.9%
1,400,000	Lubrizol Corp.	102,130,000
Coal – 0.5%
2,600,000	Arch Coal, Inc.	57,850,000
Commercial Banks – 0.8%
3,500,000	BB&T Corp.	88,795,000
Computer Aided Design – 0.2%
800,000	Autodesk, Inc.*	20,328,000
Computer Services – 1.0%
1,500,000	Accenture, Ltd. – Class A (U.S. Shares)	62,250,000
2,400,000	SRA International, Inc.*,£	45,840,000
		108,090,000
Computers – 0.7%
1,500,500	Hewlett-Packard Co.	77,290,755
Computers – Integrated Systems – 1.2%
3,200,000	Diebold, Inc.	91,040,000
4,200,000	NCR Corp.*	46,746,000
		137,786,000
Computers – Memory Devices – 0.7%
4,425,100	EMC Corp.*	77,306,497
Consumer Products – Miscellaneous – 0.7%
531,000	Fortune Brands, Inc.	22,939,200
929,500	Kimberly-Clark Corp.	59,218,445
		82,157,645
Containers – Metal and Glass – 1.0%
2,200,000	Ball Corp.	113,740,000
Containers – Paper and Plastic – 0.3%
1,600,242	Temple-Inland, Inc.	33,781,109
Cosmetics and Toiletries – 0.4%
800,300	Procter & Gamble Co.	48,522,189
Diagnostic Equipment – 0.4%
1,000,500	Gen-Probe, Inc.*	42,921,450
Disposable Medical Products – 0.6%
900,000	C.R. Bard, Inc.	70,110,000
Distribution/Wholesale – 0.4%
900,000	Tech Data Corp.*	41,994,000
Diversified Banking Institutions – 0.8%
1,600,000	HSBC Holdings PLC	91,344,000
Diversified Operations – 1.1%
3,500,567	Tyco International, Ltd. (U.S. Shares)	124,900,231
Electric – Integrated – 1.6%
1,041,900	Entergy Corp.	85,269,096
1,250,000	PPL Corp.	40,387,500
1,772,700	Public Service Enterprise Group, Inc.	58,942,275
		184,598,871
Electronic Components – Miscellaneous – 0.3%
1,100,000	Garmin, Ltd.	33,770,000
Electronic Components – Semiconductors – 1.3%
5,600,000	Intersil Corp. – Class A	85,904,000
2,450,200	QLogic Corp.*	46,235,274
593,694	Semtech Corp.*	10,098,735
		142,238,009
Electronic Connectors – 0.4%
1,400,000	Thomas & Betts Corp.*	50,106,000
Engineering – Research and Development Services – 2.7%
2,512,800	Jacobs Engineering Group, Inc.*	94,506,408
2,500,000	McDermott International, Inc. (U.S. Shares)*	60,025,000
3,450,000	URS Corp.*	153,593,999
		308,125,407
Entertainment Software – 0.5%
3,000,000	Electronic Arts, Inc.*	53,250,000
Fiduciary Banks – 0.4%
820,605	Northern Trust Corp.	42,999,702
Finance – Investment Bankers/Brokers – 0.3%
1,500,212	Raymond James Financial, Inc.	35,660,039
Food – Baking – 0.6%
2,700,000	Flowers Foods, Inc.	64,152,000
Food – Miscellaneous/Diversified – 1.7%
950,000	General Mills, Inc.	67,269,500
1,473,100	Kellogg Co.	78,368,920
505,100	Kraft Foods, Inc. – Class A	13,728,618
1,000,000	Unilever PLC (ADR)	31,900,000
		191,267,038
Food – Retail – 1.3%
7,100,000	Kroger Co.	145,763,000
Footwear and Related Apparel – 0.3%
1,187,278	Wolverine World Wide, Inc.	32,317,707
Forestry – 1.1%
2,283,300	Potlatch Corp.£	72,791,604
1,350,000	Weyerhaeuser Co.	58,239,000
		131,030,604
Gold Mining – 1.2%
3,400,000	Goldcorp, Inc. (U.S. Shares)	133,756,000

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 21

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares/Principal/Contract Amounts		Value

Hotels and Motels – 0.2%
320,900	Hyatt Hotels Corp.*	$9,566,029
506,570	Marriott International, Inc. – Class A	13,804,033
		23,370,062
Instruments – Scientific – 1.5%
3,250,000	PerkinElmer, Inc.	66,917,500
2,200,000	Thermo Fisher Scientific, Inc.*	104,918,000
		171,835,500
Insurance Brokers – 1.4%
1,800,110	AON Corp.	69,016,217
4,900,000	Brown & Brown, Inc.	88,053,000
		157,069,217
Internet Infrastructure Software – 0.5%
2,300,000	Akamai Technologies, Inc.*	58,259,000
Internet Security – 0.8%
5,300,000	Symantec Corp.*	94,817,000
Investment Management and Advisory Services – 1.9%
2,400,000	AllianceBernstein Holding L.P.	67,440,000
6,200,030	INVESCO, Ltd.	145,638,705
		213,078,705
Life and Health Insurance – 0.4%
2,000,000	Lincoln National Corp.	49,760,000
Machinery – Farm – 0.8%
1,600,000	Deere & Co.	86,544,000
Machinery – General Industrial – 0.6%
2,100,000	IDEX Corp.	65,415,000
Medical – Biomedical and Genetic – 1.2%
2,400,000	Charles River Laboratories International, Inc.*	80,856,000
400,000	Genzyme Corp.*	19,604,000
597,861	Life Technologies Corp.*	31,226,280
		131,686,280
Medical – Drugs – 0.7%
1,475,000	Endo Pharmaceuticals Holdings, Inc.*	30,252,250
1,615,200	Forest Laboratories, Inc.*	51,864,072
		82,116,322
Medical – HMO – 0.3%
1,600,000	Health Net, Inc.*	37,264,000
Medical – Wholesale Drug Distributors – 0.8%
1,400,000	Cardinal Health, Inc.	45,136,000
650,000	McKesson Corp.	40,625,000
		85,761,000
Medical Instruments – 0.6%
1,950,000	St. Jude Medical, Inc.*	71,721,000
Medical Labs and Testing Services – 1.2%
1,800,000	Laboratory Corp. of America Holdings*	134,712,000
Medical Products – 2.4%
1,400,400	Becton, Dickinson and Co.	110,435,544
1,800,000	Covidien PLC (U.S. Shares)	86,202,000
1,250,000	Zimmer Holdings, Inc.*	73,887,500
		270,525,044
Medical Sterilization Products – 0.3%
1,100,000	STERIS Corp.	30,767,000
Metal – Copper – 0.4%
600,000	Freeport-McMoRan Copper & Gold, Inc. – Class B	48,174,000
Metal Processors and Fabricators – 0.2%
800,000	Kaydon Corp.	28,608,000
Multi-Line Insurance – 1.9%
4,850,600	Allstate Corp.	145,712,024
7,233,267	Old Republic International Corp.	72,622,001
		218,334,025
Multimedia – 0.9%
929,100	McGraw-Hill Cos., Inc.	31,134,141
2,300,000	Viacom, Inc. – Class B*	68,379,000
		99,513,141
Networking Products – 1.1%
2,300,800	Cisco Systems, Inc.*	55,081,152
3,000,000	Polycom, Inc.*	74,910,000
		129,991,152
Non-Hazardous Waste Disposal – 0.5%
1,907,600	Republic Services, Inc.	54,004,156
Oil and Gas Drilling – 0.6%
832,596	Transocean, Ltd. (U.S. Shares)	68,938,949
Oil Companies – Exploration and Production – 7.7%
1,390,000	Anadarko Petroleum Corp.	86,763,800
2,000,000	Bill Barrett Corp.*	62,220,000
950,000	Cabot Oil & Gas Corp.	41,410,500
950,000	Devon Energy Corp.	69,825,000
1,900,000	EnCana Corp. (U.S. Shares)	61,541,000
1,700,000	EQT Corp.	74,664,000
5,250,000	Forest Oil Corp.*	116,812,500
2,100,000	Noble Energy, Inc.	149,561,999
2,600,000	Questar Corp.	108,082,000
1,200,000	St. Mary Land & Exploration Co.	41,088,000
1,500,000	Ultra Petroleum Corp. (U.S. Shares)*	74,790,000
		886,758,799
Oil Companies – Integrated – 1.2%
2,200,000	Hess Corp.	133,100,000
Oil Field Machinery and Equipment – 0.4%
950,000	National Oilwell Varco, Inc.	41,885,500
Paper and Related Products – 0.3%
700,000	Rayonier, Inc.	29,512,000
Pharmacy Services – 0.3%
1,250,000	Omnicare, Inc.	30,225,000
Pipelines – 1.3%
1,080,000	Kinder Morgan Energy Partners L.P.	65,858,400
1,650,000	Plains All American Pipeline L.P.	87,202,500
		153,060,900
Property and Casualty Insurance – 1.4%
1,050,000	Chubb Corp.	51,639,000
2,200,000	HCC Insurance Holdings, Inc.	61,534,000
1,150,000	Mercury General Corp.	45,149,000
		158,322,000
Reinsurance – 2.5%
39,850	Berkshire Hathaway, Inc. – Class B*	130,947,100
1,774,289	Everest Re Group, Ltd.	152,021,082
		282,968,182

See Notes to Schedules of Investments and Financial Statements.

22 | DECEMBER 31, 2009

Schedule of Investments (unaudited)

As of December 31, 2009

Shares/Principal/Contract Amounts		Value

REIT – Apartments – 1.1%
386,000	Avalonbay Communities, Inc.	$31,694,460
1,400,000	BRE Properties, Inc. – Class A	46,312,000
1,483,800	Equity Residential	50,122,764
		128,129,224
REIT – Diversified – 0.3%
1,048,120	Liberty Property Trust	33,550,321
REIT – Mortgage – 0.6%
7,000,000	Chimera Investment Corp.	27,160,000
2,605,100	Redwood Trust, Inc.	37,669,746
		64,829,746
REIT – Office Property – 0.6%
536,082	Alexandria Real Estate Equities, Inc.	34,464,712
1,050,900	Mack-Cali Realty Corp.	36,329,613
		70,794,325
REIT – Storage – 0.6%
825,300	Public Storage	67,220,685
REIT – Warehouse/Industrial – 0.7%
2,000,000	AMB Property Corp.	51,100,000
2,400,000	ProLogis	32,856,000
		83,956,000
Rental Auto/Equipment – 0.4%
1,800,000	Aaron Rents, Inc.	49,914,000
Retail – Apparel and Shoe – 1.2%
1,800,000	American Eagle Outfitters, Inc.	30,564,000
2,800,000	Gap, Inc.	58,660,000
2,100,000	Men’s Wearhouse, Inc.	44,226,000
		133,450,000
Retail – Auto Parts – 1.4%
2,200,000	Advance Auto Parts, Inc.	89,056,000
1,700,000	O’Reilly Automotive, Inc.*	64,804,000
		153,860,000
Retail – Automobile – 0.4%
1,200,000	Copart, Inc.*	43,956,000
Retail – Computer Equipment – 0.6%
2,900,000	GameStop Corp. – Class A*	63,626,000
Retail – Discount – 1.6%
2,100,000	Big Lots, Inc.*	60,858,000
2,300,000	Wal-Mart Stores, Inc.	122,935,000
		183,793,000
Retail – Drug Store – 1.1%
2,422,900	CVS Caremark Corp.	78,041,609
1,203,000	Walgreen Co.	44,174,160
		122,215,769
Retail – Pet Food and Supplies – 0.5%
2,200,000	PetSmart, Inc.	58,718,000
Savings/Loan/Thrifts – 2.2%
5,000,000	NewAlliance Bancshares, Inc.	60,050,000
8,700,000	People’s United Financial, Inc.	145,290,000
2,400,000	Washington Federal, Inc.	46,416,000
		251,756,000
Schools – 0.3%
600,000	Apollo Group, Inc. – Class A*	36,348,000
Semiconductor Components/Integrated Circuits – 0.3%
1,100,000	Analog Devices, Inc.	34,738,000
Semiconductor Equipment – 0.7%
6,000,000	Applied Materials, Inc.	83,640,000
Super-Regional Banks – 0.9%
900,000	PNC Financial Services Group, Inc.	47,511,000
2,500,000	SunTrust Banks, Inc.	50,725,000
		98,236,000
Telephone – Integrated – 1.6%
1,500,000	AT&T, Inc.	42,045,000
3,800,000	CenturyTel, Inc.	137,598,000
		179,643,000
Textile – Home Furnishings – 0.3%
750,000	Mohawk Industries, Inc.*	35,700,000
Tools – Hand Held – 1.0%
2,750,000	Snap-On, Inc.	116,215,000
Toys – 0.4%
2,500,000	Mattel, Inc.	49,950,000
Transportation – Marine – 0.3%
850,000	Kirby Corp.*	29,605,500
Transportation – Railroad – 2.1%
4,150,000	Kansas City Southern*	138,153,500
700,000	Norfolk Southern Corp.	36,694,000
952,500	Union Pacific Corp.	60,864,750
		235,712,250
Wireless Equipment – 0.4%
3,300,000	Nokia OYJ	42,405,000
X-Ray Equipment – 0.6%
4,600,000	Hologic, Inc.*	66,700,000

Total Common Stock (cost $8,535,321,204)		10,006,685,290

Purchased Options – Puts – 0.3%
41,806	iShares Russell Midcap® Value Index expires January 2010 exercise price $33.22**	948,160
25,802	iShares Russell Midcap® Value Index expires January 2010 exercise price $35.38**	1,035,434
27,388	iShares Russell Midcap® Value Index expires March 2010 exercise price $33.81**	2,474,780
26,542	iShares Russell Midcap® Value Index expires April 2010 exercise price $36.52**	5,163,215
31,514	iShares Russell Midcap® Value Index expires June 2010 exercise price $35.18**	7,664,205
1,994	S&P MidCap 400 Index expires March 2010 exercise price $681.49**	3,383,718
1,590	S&P MidCap 400 Index expires June 2010 exercise price $682.79**	5,520,210
1,982	S&P MidCap 400 Index expires July 2010 exercise price $684.98**	7,952,537

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 23

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares/Principal/Contract Amounts		Value

Purchased Options – Puts – (continued)
1,276	S&P MidCap 400 Index expires July 2010 exercise price $723.25**	$7,390,758

Total Purchased Options – Puts (premium paid $72,401,803)		41,533,017

Repurchase Agreements – 11.4%
$607,200,000	Calyon New York Branch, 0.0100% dated 12/31/09, maturing 1/4/10 to be repurchased at $607,200,675 collateralized by $597,871,708 in U.S. Treasuries 0.0875% – 5.7500% 8/15/10 – 1/15/28 with a value of $619,344,018	607,200,000
100,000,000	Deutsche Bank Securities, Inc., 0.0000% dated 12/31/09, maturing 1/4/10 to be repurchased at $100,000,000 collateralized by $101,217,200 in U.S. Government Agencies 1.3750%, 3/15/12 with a value of $102,000,037	100,000,000
400,000,000	ING Financial Markets, LLC, 0.0000% dated 12/31/09, maturing 1/4/10 to be repurchased at $400,000,000 collateralized by $506,268,200 in U.S. Government Agencies 0.0000% – 9.1250% 1/14/10 – 1/15/28 with a value of $408,002,905	400,000,000
181,600,000	RBC Capital Markets Corp., 0.0100% dated 12/31/09, maturing 1/4/10 to be repurchased at $181,600,202 collateralized by $430,082,940 in U.S. Government Agencies 2.4890% – 16.0000% 7/1/10 – 8/1/48 with a value of $185,232,000	181,600,000

Total Repurchase Agreements (cost $1,288,800,000)		1,288,800,000

Total Investments (total cost $9,896,523,007) – 100.0%		11,337,018,307

Liabilities, net of Cash, Receivables and Other Assets – 0.0%		(1,518,521)

Net Assets – 100%		$11,335,499,786

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$297,659,786	2.6%
Canada	270,087,000	2.4%
Cayman Islands	33,770,000	0.3%
Finland	42,405,000	0.4%
Ireland	148,452,000	1.3%
Panama	60,025,000	0.5%
Switzerland	193,839,179	1.7%
United Kingdom	123,244,000	1.1%
United States††	10,167,536,342	89.7%

Total	$11,337,018,307	100.0%

††	Includes Cash Equivalents (78.3% excluding Cash Equivalents).

Schedule of Written Options – Puts	Value

iShares Russell Midcap® Value Index expires January 2010 20,903 contracts exercise price $29.83	$(135,033)
iShares Russell Midcap® Value Index expires January 2010 12,901 contracts exercise price $31.77	(118,173)
iShares Russell Midcap® Value Index expires March 2010 13,694 contracts exercise price $30.36	(538,037)
iShares Russell Midcap® Value Index expires April 2010 13,271 contracts exercise price $32.80	(1,107,598)
iShares Russell Midcap® Value Index expires June 2010 15,757 contracts exercise price $31.59	(2,109,705)
S&P MidCap 400 Index expires March 2010 997 contracts exercise price $611.95	(627,073)
S&P MidCap 400 Index expires June 2010 795 contracts exercise price $613.11	(1,401,513)
S&P MidCap 400 Index expires July 2010 1,322 contracts exercise price $615.08	(2,829,040)
S&P MidCap 400 Index expires July 2010 638 contracts exercise price $649.45	(2,016,476)

Total Written Options – Puts
(premiums received $18,521,823)	$(10,882,648)

See Notes to Schedules of Investments and Financial Statements.

24 | DECEMBER 31, 2009

Perkins Small Cap Value Fund (unaudited)

Fund Snapshot
We seek to outperform our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high quality, undervalued stocks with favorable reward to risk characteristics. We believe that rigorous downside analysis conducted prior to determination of upside potential allows us to mitigate losses during difficult markets and perform well in up markets.
Managed by Perkins Investment Management LLC

Performance Overview

Because of the change in the fiscal calendar, we are providing commentary on the brief two month period ending December 31, 2009. During that time, the Perkins Small Cap Value Fund’s Class J Shares returned 7.50%, versus an 11.00% return for the Fund’s benchmark, the Russell 2000® Value Index.

Markets worldwide have had a strong rally off the March lows with many domestic indices gaining more than 60% since that time to end near the highs of the year. In that time, small cap indices outperformed mid- and large caps and growth indices dominated value. The same could be said for the current two month period where telecommunication services and materials were the strongest performing sectors in the Russell 2000® Value Index, while consumer staples and financial stocks underperformed. Commodities finished the period higher, led by gains in industrial metals. Gold futures set a record in early December before easing off their highs near year-end.

We continue to believe that sustained economic growth will be more muted than in past recoveries. Seventy percent of domestic GDP is tied to consumer spending and we still see significant headwinds. While there are signs of employment growth in the near future, unemployment was above 10% through December, and is likely to remain at elevated levels for an extended period. Housing remains a concern with the Mortgage Bankers Association citing rising delinquencies and foreclosures through September of this year. Commercial, governmental, and consumer balance sheets need to be de-levered in our view, and at some point fiscal and monetary stimulus must be reduced. Financial markets have stabilized and corporate debt and equity markets have had substantial rallies. While we think the U.S. has averted systemic collapse, we continue to believe financial markets are fragile. Financial institutions still carry significant toxic assets that have not been marked down, bank lending is restricted as capital is held to absorb future loan losses, and the shadow banking system, including securitization, is functioning at much smaller capacity with significant government involvement.

Investment Approach

We are pleased to have returned 7.50% in such a short amount of time. However, the Fund didn’t perform as well as the Russell 2000® Value Index. In addition to an elevated cash position, the primary detractors were financial and health care stocks that lagged those in the benchmark. Our holdings within information technology provided the biggest boost to relative results.

We believe our attention to risk has been central to our ability to substantially outperform over the longer term and feel that it would be inappropriate to draw conclusions based on a two month period. In that context we are pleased to have compounded an average annualized return of 3.23%, 6.12% and 10.39% over a 3, 5 and 10 year period, respectively, while our benchmark has declined 8.20% and 0.01% annualized average over the 3 and 5 year period, respectively, and gained on average 8.27% annualized over the last 10 years. By comparison, the broad U.S. equity market, represented by the S&P 500® Index had an average annualized return of -0.95% over the same 10-year period.

As is always the case, our focus has been on financially strong companies. In terms of sector positioning, the relative exposures remained as they have for some time. We were overweight health care and technology and underweight utilities and financials. However, we have recently added to select financials and consumer staples stocks where the downside risk appeared relatively limited to us, and continued to reduce consumer discretionary and industrials stocks given their strong recent performance and, in our opinion, deteriorating reward to risk profiles.

Holdings That Detracted From Performance

Within the financial sector property and casualty insurance stocks were relatively weak as the market seems to be focusing its attention on the potential earnings recovery of

Janus Value Funds | 25

Perkins Small Cap Value Fund (unaudited)

regional banks. This out of favor situation gave us an opportunity to add to our positions in Navigators Group, Inc. and RLI Corp. at historically low valuations in relation to tangible book values that continue to grow, albeit at a slower than historical rate. We have trimmed our position in insurer Old Republic, however, as the company continues to experience problems with its mortgage insurance business.

We also added to Ruddick Corp. within the consumer staples sector. The regional grocer continues to execute well in growing its store base in the mid-Atlantic and the downside risk appeared relatively limited given the recent weakness in the stock price.

Holdings That Contributed to Performance

In industrials, railroad operator Kansas City Southern continued to rally from depressed levels as volumes seem to be recovering quicker than expected while rail freight pricing is relatively steady. Tool manufacturer Snap-On, Inc. rebounded after announcing moderating revenue declines and better margins.

Within the technology sector, we took advantage of relative strength in Microsemi Corp. to reduce our position and added to our position in Intersil Corp. as it had lagged and had a more favorable reward to risk profile. Both of these semiconductor manufacturers have significant amounts of net cash on their balance sheets and generated free cash flow through the worst of the 2008/2009 downturn.

Shares of regional bank Washington Federal rose after a successful capital raise. The stock remains a core holding as the strength of their balance sheet should offer downside support while giving management the ability to be opportunistic and gain market share in the Northwest.

Market Outlook

The historically strong stock market has maintained its momentum. We have been pleasantly surprised by the continuation of the strong stock market rally in 2009. Our stocks have generally outperformed, but an above average cash position and our small investment in index put options has reduced our overall return. At the bottom of the market in early March we thought that stocks were undervalued and we became more aggressive buyers. However, our opinion continues to be that the strong and rapid market bounce of over 60% in the S&P 500® Index and over 80% in the Russell 2000® Value Index since early March has taken stocks to what we believe to be slightly overvalued levels. Earnings have been somewhat above expectations and over the short term might continue to be so due to rigorous cost controls. However, in order to see sustainable earnings growth, we need to see revenue growth. As previously stated, we believe revenue and economic growth over the next several years is likely to be below past experience due to secular deleveraging. On a short-to-intermediate term basis we believe stocks could continue to rally as interest rates are low, alternative investments are not priced relatively attractively, and investors might feel underexposed to equities.

However, even with the consensus’ perhaps aggressive estimate of 35% earnings growth in 2010 (to $75 on the S&P 500® Index) stocks were selling at almost 15 times 2010 estimated operating earnings at period end, which is in line with the long-term trend. In addition, operating earnings are at a historically high 20% premium to Generally Accepted Accounting Principles (GAAP) earnings, making stocks in our view more expensive on a GAAP basis. With valuations at these levels, we have found fewer stocks with favorable reward/risk characteristics. Additionally, with a longer term perspective we are concerned about continuing potential structural problems such as overleveraged balance sheets, governmental budget deficits, a weakening dollar, increasing government intervention in business, and geopolitical instability. We are disappointed that many of the imbalances that led to last year’s near meltdown have not been addressed adequately. We think the financial system is still fragile and that the U.S. government is performing a huge financial experiment with an outcome too difficult to gauge. Despite these long term issues, in the near term investors have become somewhat complacent as reflected in volatility (as measured by CBOE VIX Index) declining by 50 % this year to levels below those of the mid-to-late 1990’s. With this background we have allowed our cash balances to rise rather than stretch our valuation discipline.

We believe that our long term emphasis on balance sheets, free cash flow and reasonable valuations will serve us well in an environment that is likely to remain difficult and volatile. This consistent focus on long term value might lead to short term underperformance in a momentum driven market. But more importantly our risk-sensitive discipline has historically helped lead to outperformance in down markets, such as 2008, and longer term, well above average returns as exhibited by our near double-digit annualized 10-year returns in what was a difficult decade for the stock market.

Thank you for your investment in Perkins Small Cap Value Fund.

26 | DECEMBER 31, 2009

(unaudited)

Perkins Small Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Kansas City Southern	1.11%
Washington Federal, Inc.	1.05%
Lubrizol Corp.	1.02%
Forest Oil Corp.	0.89%
Albany International Corp. – Class A	0.81%

5 Bottom Performers – Holdings

Contribution

Premiere Global Services, Inc.	–0.20%
CardioNet, Inc.	–0.19%
Brown & Brown, Inc.	–0.18%
J2 Global Communications, Inc.	–0.09%
Glacier Bancorp, Inc.	–0.05%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Financials	6.51%	30.47%	33.65%
Information Technology	5.95%	16.83%	11.03%
Industrials	5.12%	12.31%	16.94%
Consumer Discretionary	4.38%	8.39%	11.54%
Energy	3.46%	8.21%	5.74%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Telecommunication Services	–0.20%	0.84%	0.57%
Utilities	0.43%	1.04%	6.34%
Consumer Staples	0.78%	4.48%	2.90%
Materials	1.85%	4.11%	6.38%
Health Care	2.85%	13.32%	4.91%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Value Funds | 27

Perkins Small Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2009

RLI Corp. Property and Casualty Insurance	1.7%
Navigators Property and Casualty Insurance	1.6%
Forest Oil Corp. Oil Companies – Exploration and Production	1.6%
NewAlliance Bancshares, Inc. Savings/Loan/Thrifts	1.5%
Brown & Brown, Inc. Insurance Brokers	1.5%

7.9%

Asset Allocation – (% of Net Assets)
As of December 31, 2009

Top County Allocations – Long Positions (% of Investment Securities)
As of December 31, 2009

As of October 31, 2009

28 | DECEMBER 31, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2009					Expense Ratios – estimated for the fiscal year
	Two-Month
	Period Ended	One	Five	Ten	Total Annual Fund	Net Annual Fund
	12/31/09	Year	Year	Year	Operating Expenses	Operating Expenses

Perkins Small Cap Value Fund – Class A Shares

NAV	7.44%	36.23%	5.83%	10.11%	1.89%	1.21%

MOP	1.26%	28.40%	4.58%	9.46%

Perkins Small Cap Value Fund – Class C Shares

NAV	7.31%	34.58%	5.09%	9.35%	2.70%	1.96%

CDSC	6.24%	33.24%	5.09%	9.35%

Perkins Small Cap Value Fund – Class I Shares	7.54%	36.59%	6.12%	10.39%	0.86%	0.86%

Perkins Small Cap Value Fund – Class J Shares	7.50%	36.59%	6.12%	10.39%	1.15%	1.15%

Perkins Small Cap Value Fund – Class L Shares(1)	7.51%	36.91%	6.35%	10.66%	1.12%	0.87%

Perkins Small Cap Value Fund – Class R Shares	7.35%	35.62%	5.60%	9.88%	1.61%	1.61%

Perkins Small Cap Value Fund – Class S Shares	7.45%	36.19%	5.87%	10.16%	1.36%	1.36%

Russell 2000® Value Index	11.00%	20.58%	–0.01%	8.27%

Lipper Quartile – Class J Shares	–	2nd	1st	1st

Lipper Ranking – based on total return for Small-Cap Core Funds	–	198/756	18/522	32/269

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Value Funds | 29

Perkins Small Cap Value Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class J Shares, Class L Shares, Class R Shares, and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Janus Services LLC has agreed to voluntarily waive all or a portion of the administrative fee applicable to the Fund’s Class L Shares. Total returns shown include fee waivers, if any, and without such waivers, the total returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The expense information shown includes administrative fee expenses, if applicable. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Due to certain investment strategies, the Fund may have an increased position in cash.

Effective July 6, 2009, the Fund designated its Investor Shares as “Class J Shares.”

Effective July 6, 2009, the Fund designated its Institutional Shares as “Class L Shares.”

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Perkins Small Company Value Fund (the “JAD predecessor fund”) into corresponding shares of Perkins Small Cap Value Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different.

Class I Shares commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into the corresponding share class of Perkins Small Cap Value Fund. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Berger Small Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Perkins Small Cap Value Fund – Class J Shares (formerly named Investor Shares) are those of Berger Small Cap Value Fund — Investor Shares for the period February 14, 1997 to April 17, 2003 and Berger Small Cap Value Fund — Institutional Shares (then known as The Omni Investment Fund) for periods prior to February 14, 1997. The returns shown for Perkins Small Cap Value Fund – Class L Shares (formerly named Institutional Shares) are those of Berger Small Cap Value Fund — Institutional Shares for the periods prior to April 21, 2003.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for Class J Shares only; other classes may have different performance characteristics.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

30 | DECEMBER 31, 2009

(unaudited)

See “Explanations of Charts, Tables and Financial Statements.”

(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,075.50	$1.65

Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,073.10	$3.14

Hypothetical (5% return before expenses)	$1,000.00	$1,016.08	$9.20

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,075.40	$1.35

Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class J Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,075.00	$1.84

Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class L Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,075.10	$1.42

Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,073.50	$2.63

Hypothetical (5% return before expenses)	$1,000.00	$1,017.54	$7.73

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(11/1/09)	(12/31/09)	(11/1/09-12/31/09)†

Actual	$1,000.00	$1,074.50	$2.22

Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.51

†	Expenses are equal to the annualized expense ratio of 0.95% for Class A Shares, 1.81% for Class C Shares, 0.78% for Class I Shares, 1.06% for Class J Shares, 0.82% for Class L Shares, 1.52% for Class R Shares and 1.28% for Class S Shares, multiplied by the average account value over the period, multiplied by 61/365 (to reflect a two-month period). Expenses include effect of contractual waivers by Janus Capital. Due to the change in the Fund’s fiscal year end, the actual expenses paid reflect only a two-month period. Therefore, actual expenses for these classes are lower than would be expected for a six-month period. Hypothetical expenses reflect a six-month period.

Janus Value Funds | 31

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares or Principal Amount		Value

Common Stock – 78.9%
Apparel Manufacturers – 0.5%
565,100	Volcom, Inc.*	$9,459,774
Applications Software – 0.9%
625,000	Progress Software Corp.*	18,256,250
Building – Heavy Construction – 0.6%
573,200	Sterling Construction Co., Inc.*	10,993,976
Chemicals – Specialty – 0.8%
210,000	Lubrizol Corp.	15,319,500
Circuit Boards – 0.7%
1,160,000	TTM Technologies, Inc.*	13,374,800
Commercial Banks – 4.8%
21,800	Columbia Banking System, Inc.	352,724
3,200,000	F.N.B. Corp.	21,728,000
825,000	Firstmerit Corp.	16,615,500
1,678,600	Glacier Bancorp, Inc.	23,030,392
330,000	Hancock Holding Co.	14,450,700
1,300,000	Old National Bancorp	16,159,000
		92,336,316
Commercial Services – 0.2%
240,000	ICT Group, Inc.*	3,919,200
Commercial Services – Finance – 0.3%
125,000	Global Payments, Inc.	6,732,500
Computer Services – 0.9%
880,000	SRA International, Inc.*	16,808,000
Computers – Integrated Systems – 2.6%
950,000	Diebold, Inc.	27,027,500
725,000	Jack Henry & Associates, Inc.	16,762,000
500,000	NCR Corp.*	5,565,000
		49,354,500
Computers – Peripheral Equipment – 0.5%
300,000	Synaptics, Inc.*	9,195,000
Consulting Services – 2.0%
180,000	Advisory Board Co.*	5,518,800
435,000	CRA International, Inc.*	11,592,750
190,000	MAXIMUS, Inc.	9,500,000
830,000	Navigant Consulting, Inc.*	12,333,800
		38,945,350
Containers – Paper and Plastic – 1.3%
600,000	Sonoco Products Co.	17,550,000
350,000	Temple-Inland, Inc.	7,388,500
		24,938,500
Diagnostic Equipment – 0.5%
510,000	Immucor, Inc.*	10,322,400
Direct Marketing – 0.6%
1,000,000	Harte-Hanks, Inc.	10,780,000
Distribution/Wholesale – 0.8%
188,000	Fossil, Inc.*	6,309,280
200,000	Tech Data Corp.*	9,332,000
		15,641,280
Electronic Components – Semiconductors – 2.5%
970,000	Intersil Corp. – Class A	14,879,800
670,000	Microsemi Corp.*	11,892,500
450,000	QLogic Corp.*	8,491,500
710,000	Semtech Corp.*	12,077,100
		47,340,900
Electronic Connectors – 0.6%
350,000	Thomas & Betts Corp.*	12,526,500
Enterprise Software/Services – 1.0%
1,600,000	Omnicell, Inc.*,£	18,704,000
Food – Baking – 1.4%
1,120,000	Flowers Foods, Inc.	26,611,200
Food – Retail – 1.2%
890,000	Ruddick Corp.	22,899,700
Footwear and Related Apparel – 1.0%
150,000	Skechers U.S.A., Inc. – Class A*	4,411,500
560,000	Wolverine World Wide, Inc.	15,243,200
		19,654,700
Forestry – 1.4%
825,000	Potlatch Corp.	26,301,000
Golf – 0.7%
1,900,000	Callaway Golf Co.	14,326,000
Hospital Beds and Equipment – 1.0%
790,000	Hill-Rom Holdings, Inc.	18,952,100
Human Resources – 0.5%
750,000	MPS Group, Inc.*	10,305,000
Industrial Automation and Robotics – 0.5%
545,000	Cognex Corp.	9,657,400
Instruments – Scientific – 1.1%
700,000	PerkinElmer, Inc.	14,413,000
140,500	Varian, Inc.*	7,241,370
		21,654,370
Insurance Brokers – 1.5%
1,600,000	Brown & Brown, Inc.	28,752,000
Internet Infrastructure Software – 0.4%
300,000	Akamai Technologies, Inc.*	7,599,000
Internet Telephony – 0.9%
890,000	J2 Global Communications, Inc.*	18,111,500
Investment Management and Advisory Services – 0.3%
200,000	AllianceBernstein Holding L.P.	5,620,000
Lasers – Systems and Components – 0.1%
170,000	Electro Scientific Industries, Inc.*	1,839,400
Machinery – Electrical – 0.6%
390,000	Franklin Electric Co., Inc.	11,341,200
Machinery – General Industrial – 1.5%
620,000	Albany International Corp. – Class A	13,925,200
380,000	Wabtec Corp.	15,519,200
		29,444,400
Medical – Biomedical and Genetic – 1.0%
550,000	Charles River Laboratories International, Inc.*	18,529,500
Medical – Generic Drugs – 0.7%
320,000	Perrigo Co.	12,748,800
Medical Imaging Systems – 0.4%
625,000	Vital Images, Inc.*	7,931,250

See Notes to Schedules of Investments and Financial Statements.

32 | DECEMBER 31, 2009

Schedule of Investments (unaudited)

As of December 31, 2009

Shares or Principal Amount		Value

Medical Instruments – 0.5%
550,000	Angiodynamics, Inc.*	$8,844,000
Medical Labs and Testing Services – 1.0%
100,000	Covance, Inc.*	5,457,000
400,000	Genoptix, Inc.*	14,212,000
		19,669,000
Medical Laser Systems – 0.1%
385,000	LCA-Vision, Inc.*	1,971,200
Medical Products – 1.0%
550,000	PSS World Medical, Inc.*	12,413,500
156,000	West Pharmaceutical Services, Inc.	6,115,200
		18,528,700
Medical Sterilization Products – 1.2%
830,000	STERIS Corp.	23,215,100
Metal Processors and Fabricators – 1.0%
545,000	Kaydon Corp.	19,489,200
Miscellaneous Manufacturing – 0%
74,579	Movado Group, Inc.*	724,908
Multi-Line Insurance – 1.3%
2,467,653	Old Republic International Corp.	24,775,236
Networking Products – 0.9%
670,000	Polycom, Inc.*	16,729,900
Oil Companies – Exploration and Production – 4.2%
525,000	Bill Barrett Corp.*	16,332,750
230,000	Cabot Oil & Gas Corp.	10,025,700
400,000	Comstock Resources, Inc.*	16,228,000
1,400,000	Forest Oil Corp.*	31,150,000
200,000	St. Mary Land & Exploration Co.	6,848,000
		80,584,450
Paper and Related Products – 1.1%
750,000	Glatfelter	9,112,500
270,000	Rayonier, Inc.	11,383,200
		20,495,700
Patient Monitoring Equipment – 0.2%
550,000	CardioNet, Inc.*	3,267,000
Pipelines – 1.8%
125,000	Magellan Midstream Partners L.P.	5,416,250
455,000	Spectra Energy Partners L.P.	13,454,350
850,000	Western Gas Partners L.P.	16,566,500
		35,437,100
Property and Casualty Insurance – 4.1%
355,000	Infinity Property & Casualty Corp.	14,427,200
670,000	Navigators*	31,563,700
630,000	RLI Corp.	33,547,500
		79,538,400
Radio – 0.1%
275,000	Entercom Communications Corp.*	1,944,250
Reinsurance – 0.2%
124,505	Validus Holdings, Ltd.	3,354,165
REIT – Apartments – 0.5%
300,000	BRE Properties, Inc. – Class A	9,924,000
REIT – Hotels – 0.7%
1,500,000	DiamondRock Hospitality Co.	12,705,000
REIT – Mortgage – 0.8%
1,025,000	Redwood Trust, Inc.	14,821,500
REIT – Office Property – 1.9%
1,050,000	Government Properties Income Trust	24,129,000
160,000	Mack-Cali Realty Corp.	5,531,200
360,000	Parkway Properties, Inc.	7,495,200
		37,155,400
Rental Auto/Equipment – 0.9%
600,000	Aaron Rents, Inc.	16,638,000
Resorts and Theme Parks – 0.8%
1,300,000	Cedar Fair L.P.	14,833,000
Retail – Apparel and Shoe – 1.7%
438,609	Bebe Stores, Inc.	2,750,078
1,400,000	Finish Line (The), Inc. – Class A	17,570,000
640,000	Men’s Wearhouse, Inc.	13,478,400
		33,798,478
Retail – Convenience Stores – 1.3%
760,000	Casey’s General Stores, Inc.	24,259,200
Retail – Leisure Products – 0.1%
260,000	MarineMax, Inc.*	2,389,400
Retail – Pet Food and Supplies – 1.2%
840,000	PetSmart, Inc.	22,419,600
Retail – Propane Distribution – 0.7%
370,000	Inergy L.P.	13,201,600
Savings/Loan/Thrifts – 5.3%
1,700,000	First Niagara Financial Group, Inc.	23,647,000
2,400,000	NewAlliance Bancshares, Inc.	28,824,000
2,200,000	Provident Financial Services, Inc.	23,430,000
1,400,000	Washington Federal, Inc.	27,076,000
		102,977,000
Semiconductor Equipment – 0.4%
590,000	Verigy, Ltd. (U.S. Shares)	7,593,300
Telecommunication Services – 0.8%
1,900,000	Premiere Global Services, Inc.*	15,675,000
Tools – Hand Held – 1.4%
650,000	Snap-On, Inc.	27,469,000
Transactional Software – 0.2%
250,000	Bottomline Technologies, Inc.*	4,392,500
Transportation – Marine – 1.4%
750,000	Kirby Corp.*	26,122,500
Transportation – Railroad – 1.2%
676,480	Kansas City Southern*	22,520,019
X-Ray Equipment – 0.6%
750,000	Hologic, Inc.*	10,875,000

Total Common Stock (cost $1,267,755,058)		1,515,565,072

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 33

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2009

Shares or Principal Amount		Value

Repurchase Agreement – 19.9%
$382,700,000	Calyon New York Branch, 0.0100% dated 12/31/09, maturing 1/4/10 to be repurchased at $382,700,425 collateralized by $376,820,656 in U.S. Treasuries 0.0875% – 5.7500%, 8/15/10 – 1/15/28 With a value of $390,354,011 (cost $382,700,000)	$382,700,000

Total Investments (total cost $1,650,455,058) – 98.8%		1,898,265,072

Cash, Receivables and Other Assets, net of Liabilities – 1.2%		23,928,014

Net Assets – 100%		$1,922,193,086

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$3,354,165	0.2%
Singapore	7,593,300	0.4%
United States††	1,887,317,607	99.4%

Total	$1,898,265,072	100.0%

††	Includes Cash Equivalents (79.3% excluding Cash Equivalents)

See Notes to Schedules of Investments and Financial Statements.

34 | DECEMBER 31, 2009

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Janus Value Funds | 35

Statements of Assets and Liabilities

As of December 31, 2009 (unaudited)	Perkins Large Cap	Perkins Mid Cap	Perkins Small Cap
(all numbers in thousands except net asset value per share)	Value Fund	Value Fund	Value Fund

Assets:
Investments at cost	$48,276	$9,896,523	$1,650,455
Unaffiliated investments at value	$46,684	$10,048,218	$1,515,565
Repurchase agreements	7,800	1,288,800	382,700
Cash	14	1,570	460
Receivables:
Investments sold	147	63,203	14,012
Fund shares sold	96	46,944	20,404
Dividends	51	11,816	1,972
Interest	–	5	–
Non-interested Trustees’ deferred compensation	1	278	47
Other assets	1	189	46
Total Assets	54,794	11,461,023	1,935,206
Liabilities:
Payables:
Options written, at value(1)	–	10,883	–
Investments purchased	802	92,112	10,323
Fund shares repurchased	–	12,538	1,066
Dividends and distributions	–	–	43
Advisory fees	35	6,790	968
Transfer agent fees and expenses	–	75	7
Administrative fees – Class J Shares	N/A	1,861	186
Administrative fees – Class L Shares	N/A	102	169
Administrative fees – Class R Shares	N/A	17	1
Administrative fees – Class S Shares	–	102	7
Administrative fees – Class T Shares	–	N/A	N/A
Distribution fees and shareholder servicing fees – Class A Shares	–	183	6
Distribution fees and shareholder servicing fees – Class C Shares	1	115	7
Distribution fees and shareholder servicing fees- Class R Shares	N/A	34	2
Distribution fees – Class S Shares	–	102	7
Networking fees – Class A Shares	–	164	–
Networking fees – Class C Shares	–	3	–
Networking fees – Class I Shares	–	23	–
Non-interested Trustees’ fees and expenses	–	84	10
Non-interested Trustees’ deferred compensation fees	1	278	47
Accrued expenses and other payables	24	57	164
Variation margin	29	–	–
Total Liabilities	892	125,523	13,013
Net Assets	$53,902	$11,335,500	$1,922,193
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$47,440	$10,971,296	$1,776,880
Undistributed net investment income/(loss)*	4	1,696	5,813
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	217	(1,085,601)	(108,305)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,241	1,448,109	247,805
Total Net Assets	$53,902	$11,335,500	$1,922,193
Net Assets – Class A Shares	$1,837	$896,560	$33,930
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	148	45,280	1,620
Net Asset Value Per Share(2)	$12.41	$19.80	$20.95
Maximum Offering Price Per Share(3)	$13.17	$21.01	$22.23
Net Assets – Class C Shares	$771	$140,098	$10,525
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	62	7,092	505
Net Asset Value Per Share(2)	$12.37	$19.75	$20.85
Net Assets – Class I Shares	$50,650	$1,540,852	$344,431
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,081	77,815	16,435
Net Asset Value Per Share	$12.41	$19.80	$20.96
Net Assets – Class J Shares	N/A	$7,802,141	$804,263
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	394,034	38,431
Net Asset Value Per Share	N/A	$19.80	$20.93
Net Assets – Class L Shares	N/A	$377,027	$689,148
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	18,928	32,509
Net Asset Value Per Share	N/A	$19.92	$21.20
Net Assets – Class R Shares	N/A	$83,495	$4,720
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	4,219	226
Net Asset Value Per Share	N/A	$19.79	$20.89

See Notes to Financial Statements.

36 | DECEMBER 31, 2009

As of December 31, 2009 (unaudited)	Perkins Large Cap	Perkins Mid Cap	Perkins Small Cap
(all numbers in thousands except net asset value per share)	Value Fund	Value Fund	Value Fund

Net Assets – Class S Shares	$623	$495,327	$35,176
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	50	25,022	1,681
Net Asset Value Per Share	$12.42	$19.80	$20.92
Net Assets – Class T Shares	$21	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2	N/A	N/A
Net Asset Value Per Share	$12.40	N/A	N/A

*	See Note 5 in Notes to Financial Statements.
(1)	Includes premiums of $18,521,823 on written options for Perkins Mid Cap Value Fund.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Value Funds | 37

Statements of Operations

For the two- or five-month period ended December 31,
2009 (unaudited)	Perkins Large Cap	Perkins Mid Cap	Perkins Small Cap
(all numbers in thousands)	Value Fund(1)	Value Fund(2)	Value Fund(2)

Investment Income:
Interest	$3	$198	$51
Dividends	311	37,511	8,538
Dividends from affiliates	–	1,164	–
Foreign tax withheld	(1)	(102)	–
Total Investment Income	313	38,771	8,589
Expenses:
Advisory fees	111	13,382	2,121
Transfer agent fees and expenses	2	114	6
Custody fees	2	10	2
Registration fees	64	97	38
Audit fees	14	11	–
System fees	22	5	8
Non-interested Trustees’ fees and expenses	–	75	9
Administrative fees – Class J Shares	N/A	3,625	351
Administrative fees – Class L Shares	N/A	191	335
Administrative fees – Class R Shares	N/A	32	2
Administrative fees – Class S Shares	1	196	13
Administrative fees – Class T Shares	–	N/A	N/A
Distribution fees and shareholder servicing fees – Class A Shares	1	352	11
Distribution fees and shareholder servicing fees – Class C Shares	3	219	13
Distribution fees and shareholder servicing fees- Class R Shares	N/A	64	3
Distribution fees – Class S Shares	1	196	13
Networking fees – Class A Shares	–	125	–
Networking fees – Class C Shares	–	15	–
Networking fees – Class I Shares	–	23	–
Other expenses	16	183	93
Non-recurring costs (Note 4)	N/A	–	–
Cost assumed by Janus Capital Management LLC (Note 4)	N/A	–	–
Total Expenses	237	18,915	3,018
Expense and Fee Offset	–	(25)	(2)
Net Expenses	237	18,890	3,016
Less: Excess Expense Reimbursement	(56)	(157)	(280)
Net Expenses after Expense Reimbursement	181	18,733	2,736
Net Investment Income/(Loss)	132	20,038	5,853
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	640	69,830	44,782
Net realized gain/(loss) from futures contracts	39	–	–
Net realized gain/(loss) from options contracts	–	(68,412)	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,415	630,677	76,288
Net Gain/(Loss) on Investments	4,094	632,095	121,070
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,226	$652,133	$126,923

(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

38 | DECEMBER 31, 2009

Statements of Changes in Net Assets

For the five-month period ended December 31, 2009 (unaudited)	Perkins Large Cap
and the fiscal year ended July 31, 2009	Value Fund
(all numbers in thousands)	2009(1)	2009(2)

Operations:
Net investment income/(loss)	$132	$145
Net realized gain/(loss) from investment and foreign currency transactions	640	11
Net realized gain/(loss) from futures contracts	39	(388)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,415	2,825
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,226	2,593
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(4)	(2)
Class I Shares	(156)	(91)
Class S Shares	–	–
Class T Shares	–	–
Net realized gain/(loss) from investment transactions*
Class A Shares	(3)	–
Class C Shares	(1)	–
Class I Shares	(100)	–
Class S Shares	(1)	–
Class T Shares	–	–
Net Decrease from Dividends and Distributions	(265)	(93)
Capital Share Transactions:
Shares sold
Class A Shares	1,067	674
Class C Shares	150	500
Class I Shares	18,219	29,470
Class S Shares	–	500
Class T Shares	20	1
Reinvested dividends and distributions
Class A Shares	4	2
Class C Shares	1	–
Class I Shares	255	91
Class S Shares	1	–
Class T Shares	–	–
Shares repurchased
Class A Shares	(45)	(27)
Class C Shares	–	–
Class I Shares	(426)	(3,016)
Class S Shares	–	–
Net Increase/(Decrease) from Capital Share Transactions	19,246	28,195
Net Increase/(Decrease) in Net Assets	23,207	30,695
Net Assets:
Beginning of period	30,695	–
End of period	$53,902	$30,695

Undistributed net investment income/(loss)*	4	31

*	See Note 5 in Notes to Financial Statements.
(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.

See Notes to Financial Statements.

Janus Value Funds | 39

Statements of Changes in Net Assets

For the two-month period ended December 31, 2009	Perkins Mid Cap		Perkins Small Cap
(unaudited) and the fiscal year ended October 31, 2009	Value Fund		Value Fund
(all numbers in thousands)	2009(1)	2009(2)	2009(1)	2009(2)

Operations:
Net investment income/(loss)	$20,038	$56,738	$5,853	$12,682
Net realized gain/(loss) from investment and foreign currency transactions	69,830	(824,044)	44,782	(152,057)
Net realized gain/(loss) from options contracts	(68,412)	41,325	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	630,677	2,224,553	76,288	367,791
Net Increase/(Decrease) in Net Assets Resulting from Operations	652,133	1,498,572	126,923	228,416
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(1,093)	–	–	–
Class I Shares	(4,581)	–	–	–
Class J Shares	(13,927)	(84,359)	–	(8,212)
Class L Shares	(1,021)	(5,821)	–	(11,913)
Class R Shares	(2)	–	–	–
Class S Shares	(491)	–	–	–
Net realized gain/(loss) from investment transactions*
Class A Shares	–	–	–	–
Class C Shares	–	–	–	–
Class I Shares	–	–	–	–
Class J Shares	–	(246,288)	–	(44,332)
Class L Shares	–	(13,958)	–	(47,807)
Class S Shares	–	–	–	–
Return of Capital
Class J Shares	N/A	N/A	N/A	(1,484)
Class L Shares	N/A	N/A	N/A	(2,063)
Net Decrease from Dividends and Distributions	(21,115)	(350,426)	–	(115,811)
Capital Share Transactions:
Shares sold
Class A Shares	92,589	158,332	12,892	11,204
Class C Shares	15,472	29,160	3,973	4,122
Class I Shares	244,123	352,580	96,414	233,119
Class J Shares	414,047	2,899,132	137,213	327,680
Class L Shares	13,508	112,534	9,489	246,475
Class R Shares	11,779	21,222	1,345	760
Class S Shares	57,765	111,281	9,235	6,215
Shares issued in connection with acquisition (see Note 9)
Class A Shares	N/A	663,866	N/A	10,144
Class C Shares	N/A	89,080	N/A	2,010
Class I Shares	N/A	853,788	N/A	5,513
Class J Shares	N/A	N/A	N/A	1,832
Class R Shares	N/A	47,867	N/A	2,921
Class S Shares	N/A	313,849	N/A	15,455
Reinvested dividends and distributions
Class A Shares	922	–	–	–
Class C Shares	–	–	–	–
Class I Shares	3,307	–	–	–
Class J Shares	13,396	319,498	–	52,497
Class L Shares	1,000	18,926	–	60,646
Class R Shares	2	–	–	–
Class S Shares	482	–	–	–
Shares repurchased
Class A Shares	(27,882)	(84,083)	(907)	(1,662)
Class C Shares	(4,144)	(7,048)	(192)	(120)
Class I Shares	(44,954)	(74,692)	(8,735)	(2,098)
Class J Shares	(388,278)	(1,942,713)	(44,131)	(245,452)
Class L Shares	(8,536)	(175,832)	(76,748)	(248,613)
Class R Shares	(3,994)	(6,362)	(645)	(354)
Class S Shares	(24,777)	(45,609)	(2,700)	(2,931)
Net Increase/(Decrease) from Capital Share Transactions	365,827	3,654,776	136,503	479,363
Net Increase/(Decrease) in Net Assets	996,845	4,802,922	263,426	591,968
Net Assets:
Beginning of period	10,338,655	5,535,733	1,658,767	1,066,799
End of period	$11,335,500	$10,338,655	$1,922,193	$1,658,767

Undistributed net investment income/(loss)*	$1,696	$2,773	$5,813	$(40)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from November 1, 2008 through October 31, 2009.

See Notes to Financial Statements.

40 | DECEMBER 31, 2009

Financial Highlights

Class A Shares

For a share outstanding during the
five-month period ended December 31, 2009	Perkins Large Cap Value Fund
(unaudited) and the period ended July 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$11.14	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	.05
Net gain/(loss) on investments (both realized and unrealized)	1.32	1.11
Total from Investment Operations	1.32	1.16
Less Distributions:
Dividends (from net investment income)*	(.03)	(.02)
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.05)	(.02)
Net Asset Value, End of Period	$12.41	$11.14
Total Return**	11.86%	11.64%
Net Assets, End of Period (in thousands)	$1,837	$718
Average Net Assets for the Period (in thousands)	$943	$530
Ratio of Gross Expenses to Average Net Assets***(3)	1.27%	1.23%
Ratio of Net Expenses to Average Net Asset***(3)	1.26%	1.23%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.48%	1.19%
Portfolio Turnover Rate***	33%	57%

Class A Shares

For a share outstanding during the
two-month period ended December 31, 2009	Perkins Mid Cap Value Fund
(unaudited) and the period ended October 31, 2009	2009(4)	2009(5)

Net Asset Value, Beginning of Period	$18.66	$16.07
Income from Investment Operations:
Net investment income/(loss)	.03	(.01)
Net gain/(loss) on investments (both realized and unrealized)	1.13	2.60
Total from Investment Operations	1.16	2.59
Less Distributions:
Dividends (from net investment income)*	(.02)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.02)	–
Net Asset Value, End of Period	$19.80	$18.66
Total Return**	6.24%	16.12%
Net Assets, End of Period (in thousands)	$896,560	$781,960
Average Net Assets for the Period (in thousands)	$841,592	$736,402
Ratio of Gross Expenses to Average Net Assets***(3)	1.10%	1.22%
Ratio of Net Expenses to Average Net Asset***(3)	1.10%	1.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.02%	0.35%
Portfolio Turnover Rate***	69%	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Funds | 41

Financial Highlights  (continued)

Class A Shares

For a share outstanding during the
two-month period ended December 31, 2009	Perkins Small Cap Value Fund
(unaudited) and the period ended October 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$19.48	$16.47
Income from Investment Operations:
Net investment income/(loss)	.08	(.07)
Net gain/(loss) on investments (both realized and unrealized)	1.39	3.08
Total from Investment Operations	1.47	3.01
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$20.95	$19.48
Total Return**	7.55%	18.28%
Net Assets, End of Period (in thousands)	$33,930	$20,039
Average Net Assets for the Period (in thousands)	$26,863	$13,537
Ratio of Gross Expenses to Average Net Assets***(3)	0.95%	0.97%
Ratio of Net Expenses to Average Net Asset***(3)	0.95%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.94%	0.62%
Portfolio Turnover Rate***	62%	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

42 | DECEMBER 31, 2009

Class C Shares

For a share outstanding during the
five-month period ended December 31, 2009	Perkins Large Cap Value Fund
(unaudited) and the period ended July 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)	.02
Net gain/(loss) on investments (both realized and unrealized)	1.29	1.09
Total from Investment Operations	1.28	1.11
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.02)	–
Net Asset Value, End of Period	$12.37	$11.11
Total Return**	11.57%	11.10%
Net Assets, End of Period (in thousands)	$771	$556
Average Net Assets for the Period (in thousands)	$618	$484
Ratio of Gross Expenses to Average Net Assets***(3)	2.01%	1.98%
Ratio of Net Expenses to Average Net Asset***(3)	2.01%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.19)%	0.48%
Portfolio Turnover Rate***	33%	57%

Class C Shares

For a share outstanding during the
two-month period ended December 31, 2009	Perkins Mid Cap Value Fund
(unaudited) and the period ended October 31, 2009	2009(4)	2009(5)

Net Asset Value, Beginning of Period	$18.62	$16.07
Income from Investment Operations:
Net investment income/(loss)	.01	(.05)
Net gain/(loss) on investments (both realized and unrealized)	1.12	2.60
Total from Investment Operations	1.13	2.55
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$19.75	$18.62
Total Return**	6.07%	15.87%
Net Assets, End of Period (in thousands)	$140,098	$121,166
Average Net Assets for the Period (in thousands)	$131,183	$107,362
Ratio of Gross Expenses to Average Net Assets***(3)	1.84%	1.97%
Ratio of Net Expenses to Average Net Asset***(3)	1.83%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.29%	(0.41)%
Portfolio Turnover Rate***	69%	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Funds | 43

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the
two-month period ended December 31, 2009	Perkins Small Cap Value Fund
(unaudited) and the period ended October 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$19.43	$16.47
Income from Investment Operations:
Net investment income/(loss)	.07	(.10)
Net gain/(loss) on investments (both realized and unrealized)	1.35	3.06
Total from Investment Operations	1.42	2.96
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$20.85	$19.43
Total Return**	7.31%	17.97%
Net Assets, End of Period (in thousands)	$10,525	$6,196
Average Net Assets for the Period (in thousands)	$7,916	$3,739
Ratio of Gross Expenses to Average Net Assets***(3)	1.81%	1.95%
Ratio of Net Expenses to Average Net Asset***(3)	1.81%	1.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.09%	(0.39)%
Portfolio Turnover Rate***	62%	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

44 | DECEMBER 31, 2009

Class I Shares

For a share outstanding during the
five-month period ended December 31, 2009	Perkins Large Cap Value Fund
(unaudited) and the period ended July 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$11.14	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.04
Net gain/(loss) on investments (both realized and unrealized)	1.30	1.13
Total from Investment Operations	1.33	1.17
Less Distributions:
Dividends (from net investment income)*	(.04)	(.03)
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.06)	(.03)
Net Asset Value, End of Period	$12.41	$11.14
Total Return**	11.97%	11.76%
Net Assets, End of Period (in thousands)	$50,650	$28,863
Average Net Assets for the Period (in thousands)	$39,282	$17,284
Ratio of Gross Expenses to Average Net Assets***(3)	1.02%	1.00%
Ratio of Net Expenses to Average Net Asset***(3)	1.01%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.79%	1.36%
Portfolio Turnover Rate***	33%	57%

Class I Shares

For a share outstanding during the
two-month period ended December 31, 2009	Perkins Mid Cap Value Fund
(unaudited) and the period ended October 31, 2009	2009(4)	2009(5)

Net Asset Value, Beginning of Period	$18.68	$16.07
Income from Investment Operations:
Net investment income/(loss)	.04	.01
Net gain/(loss) on investments (both realized and unrealized)	1.14	2.60
Total from Investment Operations	1.18	2.61
Less Distributions:
Dividends (from net investment income)*	(.06)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.06)	–
Net Asset Value, End of Period	$19.80	$18.68
Total Return**	6.32%	16.24%
Net Assets, End of Period (in thousands)	$1,540,852	$1,258,548
Average Net Assets for the Period (in thousands)	$1,428,368	$1,058,484
Ratio of Gross Expenses to Average Net Assets***(3)	0.78%	0.81%
Ratio of Net Expenses to Average Net Asset***(3)	0.77%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.36%	0.75%
Portfolio Turnover Rate***	69%	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Funds | 45

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the
two-month period ended December 31, 2009	Perkins Small Cap Value Fund
(unaudited) and the period ended October 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$19.49	$16.47
Income from Investment Operations:
Net investment income/(loss)	.07	(.02)
Net gain/(loss) on investments (both realized and unrealized)	1.40	3.04
Total from Investment Operations	1.47	3.02
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$20.96	$19.49
Total Return**	7.54%	18.34%
Net Assets, End of Period (in thousands)	$344,431	$236,437
Average Net Assets for the Period (in thousands)	$283,180	$42,710
Ratio of Gross Expenses to Average Net Assets***(3)	0.78%	0.77%
Ratio of Net Expenses to Average Net Asset***(3)	0.78%	0.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.13%	0.80%
Portfolio Turnover Rate***	62%	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

46 | DECEMBER 31, 2009

Class J Shares

For a share outstanding during the two-month
period ended December 31, 2009 (unaudited)	Perkins Mid Cap Value Fund
and each fiscal year ended October 31	2009(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$18.67	$16.63	$26.56	$24.87	$23.24	$22.22
Income from Investment Operations:
Net investment income/(loss)	.04	.11	.29	.32	.37	.14
Net gain/(loss) on investments (both realized and unrealized)	1.13	2.97	(7.09)	3.30	3.33	2.89
Total from Investment Operations	1.17	3.08	(6.80)	3.62	3.70	3.03
Less Distributions:
Dividends (from net investment income)*	(.04)	(.25)	(.40)	(.31)	(.24)	(.08)
Distributions (from capital gains)*	–	(.79)	(2.73)	(1.62)	(1.83)	(1.93)
Total Distributions	(.04)	(1.04)	(3.13)	(1.93)	(2.07)	(2.01)
Net Asset Value, End of Period	$19.80	$18.67	$16.63	$26.56	$24.87	$23.24
Total Return**	6.25%	20.27%	(28.59)%	15.38%	16.88%	14.26%
Net Assets, End of Period (in thousands)	$7,802,141	$7,321,160	$5,170,228	$5,892,209	$5,181,449	$4,188,183
Average Net Assets for the Period (in thousands)	$7,591,428	$5,907,999	$6,009,064	$5,710,028	$4,806,698	$3,797,215
Ratio of Gross Expenses to Average Net Assets***(2)(3)	1.05%	1.11%	1.07%	0.86%	0.93%	0.93%
Ratio of Net Expenses to Average Net Asset***(2)	1.04%	1.11%	1.06%	0.85%	0.93%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.08%	0.84%	1.47%	1.49%	1.69%	0.67%
Portfolio Turnover Rate***	69%	88%	103%	95%	95%	86%

Class J Shares

For a share outstanding during the two-month
period ended December 31, 2009 (unaudited)	Perkins Small Cap Value Fund
and each fiscal year ended October 31	2009(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$19.47	$17.98	$27.90	$30.29	$31.16	$32.98
Income from Investment Operations:
Net investment income/(loss)	.07	.08	.32	.32	.39	.29
Net gain/(loss) on investments (both realized and unrealized)	1.39	3.39	(5.83)	2.57	3.49	3.16
Total from Investment Operations	1.46	3.47	(5.51)	2.89	3.88	3.45
Less Distributions and other:
Dividends (from net investment income)*	–	(.31)	(.33)	(.45)	(.30)	(.31)
Distributions (from capital gains)*	–	(1.62)	(4.08)	(4.83)	(4.45)	(4.96)
Return of Capital	N/A	(.05)	N/A	N/A	N/A	N/A
Total Distributions and other	–	(1.98)	(4.41)	(5.28)	(4.75)	(5.27)
Net Asset Value, End of Period	$20.93	$19.47	$17.98	$27.90	$30.29	$31.16
Total Return**	7.50%	22.87%	(22.57)%	10.77%	13.71%	11.34%
Net Assets, End of Period (in thousands)	$804,263	$659,087	$503,335	$813,857	$1,153,144	$1,338,093
Average Net Assets for the Period (in thousands)	$724,622	$441,820	$662,033	$974,404	$1,259,565	$1,440,206
Ratio of Gross Expenses to Average Net Assets***(2)(3)	1.06%	1.11%	1.03%	1.01%	1.01%	1.00%
Ratio of Net Expenses to Average Net Asset***(2)	1.06%	1.11%	1.03%	1.00%	1.00%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.85%	1.06%	1.44%	1.13%	1.26%	0.84%
Portfolio Turnover Rate***	62%	85%	112%	59%	62%	44%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

Janus Value Funds | 47

Financial Highlights  (continued)

Class L Shares

For a share outstanding during the two-month
period ended December 31, 2009 (unaudited)	Perkins Mid Cap Value Fund
and each fiscal year ended October 31	2009(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$18.79	$16.75	$26.69	$24.99	$23.34	$22.31
Income from Investment Operations:
Net investment income/(loss)	.04	.23	.49	.39	.39	.15
Net gain/(loss) on investments (both realized and unrealized)	1.14	2.93	(7.31)	3.28	3.37	2.92
Total from Investment Operations	1.18	3.16	(6.82)	3.67	3.76	3.07
Less Distributions:
Dividends (from net investment income)*	(.05)	(.33)	(.39)	(.35)	(.28)	(.11)
Distributions (from capital gains)*	–	(.79)	(2.73)	(1.62)	(1.83)	(1.93)
Total Distributions	(.05)	(1.12)	(3.12)	(1.97)	(2.11)	(2.04)
Net Asset Value, End of Period	$19.92	$18.79	$16.75	$26.69	$24.99	$23.34
Total Return**	6.31%	20.67%	(28.49)%	15.49%	17.08%	14.40%
Net Assets, End of Period (in thousands)	$377,027	$350,003	$365,505	$885,293	$1,068,045	$734,926
Average Net Assets for the Period (in thousands)	$365,627	$298,741	$759,342	$1,043,566	$921,447	$597,747
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.82%	0.87%	0.84%	0.77%	0.78%	0.77%
Ratio of Net Expenses to Average Net Asset***(2)	0.82%	0.87%	0.84%	0.77%	0.77%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.31%	1.11%	1.76%	1.60%	1.79%	0.82%
Portfolio Turnover Rate***	69%	88%	103%	95%	95%	86%

Class L Shares

For a share outstanding during the two-month
period ended December 31, 2009 (unaudited)	Perkins Small Cap Value Fund
and each fiscal year ended October 31	2009(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$19.72	$18.24	$28.20	$30.54	$31.38	$33.19
Income from Investment Operations:
Net investment income/(loss)	.08	.09	.33	.38	.54	.37
Net gain/(loss) on investments (both realized and unrealized)	1.40	3.45	(5.86)	2.61	3.43	3.17
Total from Investment Operations	1.48	3.54	(5.53)	2.99	3.97	3.54
Less Distributions:
Dividends (from net investment income)*	–	(.38)	(.35)	(.50)	(.36)	(.39)
Distributions (from capital gains)*	–	(1.62)	(4.08)	(4.83)	(4.45)	(4.96)
Return of Capital	N/A	(.06)	N/A	N/A	N/A	N/A
Total Distributions	–	(2.06)	(4.43)	(5.33)	(4.81)	(5.35)
Net Asset Value, End of Period	$21.20	$19.72	$18.24	$28.20	$30.54	$31.38
Total Return**	7.51%	23.12%	(22.39)%	11.06%	13.93%	11.57%
Net Assets, End of Period (in thousands)	$689,148	$706,873	$563,464	$771,789	$923,755	$1,185,733
Average Net Assets for the Period (in thousands)	$685,503	$613,826	$664,935	$831,092	$1,092,751	$1,323,226
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.82%	0.85%	0.82%	0.80%	0.80%	0.79%
Ratio of Net Expenses to Average Net Asset***(2)	0.82%	0.85%	0.81%	0.79%	0.79%	0.79%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.10%	1.28%	1.65%	1.34%	1.51%	1.05%
Portfolio Turnover Rate***	62%	85%	112%	59%	62%	44%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

48 | DECEMBER 31, 2009

Class R Shares

For a share outstanding during the
two-month period ended December 31, 2009	Perkins Mid Cap Value Fund
(unaudited) and the period ended October 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$18.64	$16.07
Income from Investment Operations:
Net investment income/(loss)	.02	(.03)
Net gain/(loss) on investments (both realized and unrealized)	1.13	2.60
Total from Investment Operations	1.15	2.57
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$19.79	$18.64
Total Return**	6.17%	15.99%
Net Assets, End of Period (in thousands)	$83,495	$71,203
Average Net Assets for the Period (in thousands)	$76,735	$64,070
Ratio of Gross Expenses to Average Net Assets***(3)	1.52%	1.53%
Ratio of Net Expenses to Average Net Asset***(3)	1.51%	1.53%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.61%	0.03%
Portfolio Turnover Rate***	69%	88%

Class R Shares

For a share outstanding during the
two-month period ended December 31, 2009	Perkins Small Cap Value Fund
(unaudited) and the period ended October 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$19.46	$16.47
Income from Investment Operations:
Net investment income/(loss)	.06	(.12)
Net gain/(loss) on investments (both realized and unrealized)	1.37	3.11
Total from Investment Operations	1.43	2.99
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$20.89	$19.46
Total Return**	7.35%	18.15%
Net Assets, End of Period (in thousands)	$4,720	$3,734
Average Net Assets for the Period (in thousands)	$4,062	$3,362
Ratio of Gross Expenses to Average Net Assets***(3)	1.52%	1.54%
Ratio of Net Expenses to Average Net Asset***(3)	1.52%	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.39%	0.10%
Portfolio Turnover Rate***	62%	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Value Funds | 49

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the
five-month period ended December 31, 2009	Perkins Large Cap Value Fund
(unaudited) and the period ended July 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$11.13	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.04
Net gain/(loss) on investments (both realized and unrealized)	1.29	1.10
Total from Investment Operations	1.31	1.14
Less Distributions:
Dividends (from net investment income)*	–	(.01)
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.02)	(.01)
Net Asset Value, End of Period	$12.42	$11.13
Total Return**	11.81%	11.40%
Net Assets, End of Period (in thousands)	$623	$557
Average Net Assets for the Period (in thousands)	$597	$484
Ratio of Gross Expenses to Average Net Assets***(3)	1.51%	1.48%
Ratio of Net Expenses to Average Net Asset***(3)	1.51%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.32%	0.98%
Portfolio Turnover Rate***	33%	57%

Class S Shares

For a share outstanding during the
two-month period ended December 31, 2009	Perkins Mid Cap Value Fund
(unaudited) and the period ended October 31, 2009	2009(4)	2009(5)

Net Asset Value, Beginning of Period	$18.66	$16.07
Income from Investment Operations:
Net investment income/(loss)	.03	(.02)
Net gain/(loss) on investments (both realized and unrealized)	1.13	2.61
Total from Investment Operations	1.16	2.59
Less Distributions:
Dividends (from net investment income)*	(.02)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.02)	–
Net Asset Value, End of Period	$19.80	$18.66
Total Return**	6.22%	16.12%
Net Assets, End of Period (in thousands)	$495,327	$434,615
Average Net Assets for the Period (in thousands)	$468,815	$397,613
Ratio of Gross Expenses to Average Net Assets***(3)	1.26%	1.28%
Ratio of Net Expenses to Average Net Asset***(3)	1.26%	1.28%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.86%	0.28%
Portfolio Turnover Rate***	69%	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

50 | DECEMBER 31, 2009

Class S Shares

For a share outstanding during the
two-month period ended December 31, 2009	Perkins Small Cap Value Fund
(unaudited) and the period ended October 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$19.47	$16.47
Income from Investment Operations:
Net investment income/(loss)	.07	(.10)
Net gain/(loss) on investments (both realized and unrealized)	1.38	3.10
Total from Investment Operations	1.45	3.00
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$20.92	$19.47
Total Return**	7.45%	18.21%
Net Assets, End of Period (in thousands)	$35,176	$26,401
Average Net Assets for the Period (in thousands)	$30,189	$24,792
Ratio of Gross Expenses to Average Net Assets***(3)	1.28%	1.21%
Ratio of Net Expenses to Average Net Asset***(3)	1.28%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.61%	0.46%
Portfolio Turnover Rate***	62%	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Value Funds | 51

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the
five-month period ended December 31, 2009	Perkins Large Cap Value Fund
(unaudited) and the period ended July 31, 2009	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$11.13	$10.22
Income from Investment Operations:
Net investment income/(loss)	.02	–
Net gain/(loss) on investments (both realized and unrealized)	1.30	.91
Total from Investment Operations	1.32	.91
Less Distributions:
Dividends (from net investment income)*	(.03)	–
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.05)	–
Net Asset Value, End of Period	$12.40	$11.13
Total Return**	11.91%	8.90%
Net Assets, End of Period (in thousands)	$21	$1
Average Net Assets for the Period (in thousands)	$8	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.27%	1.26%
Ratio of Net Expenses to Average Net Asset***(3)	1.27%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.64%	1.39%
Portfolio Turnover Rate***	33%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

52 | DECEMBER 31, 2009

Notes to Schedules of Investments (unaudited)

Lipper Large-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index	Measures the performance of the stocks of the 3,000 largest publicly-traded U.S. companies, based on market capitalization, and it measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates.

Janus Value Funds | 53

Notes to Schedules of Investments (unaudited) (continued)

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended December 31, 2009.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/09

Perkins Mid Cap Value Fund
Potlatch Corp.	–	$–	–	$–	$–	$1,164,483	$72,791,604
SRA International, Inc.	585,100	10,700,643	–	–	–	–	45,840,000

		$10,700,643		$–	$–	$1,164,483	$118,631,604

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/09

Perkins Small Cap Value Fund
Omnicell, Inc.	–	$–	–	$–	$–	$–	$18,704,000

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of December 31, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Perkins Large Cap Value Fund
Common Stock
Cellular Telecommunications	$–	$415,620	$–
Diversified Banking Institutions	1,780,362	371,085	–
Food – Miscellaneous/Diversified	755,950	223,300	–
Wireless Equipment	–	231,300	–
All Other	42,905,885	–	–

Repurchase Agreement	–	7,800,000	–

Total Investments in Securities	$45,442,197	$9,041,305	$–

Investments in Securities:
Perkins Mid Cap Value Fund
Common Stock
Diversified Banking Institutions	$–	$91,344,000	$–
Food – Miscellaneous/Diversified	159,367,038	31,900,000	–
Wireless Equipment	–	42,405,000	–
All Other	9,681,669,252	–	–

Repurchase Agreements	–	1,288,800,000	–

Total Investments in Securities	$9,841,036,290	$1,454,449,000	$–

Purchased Options	$–	$41,533,017	$–

Investments in Securities:
Perkins Small Cap Value Fund
Common Stock	$1,515,565,072	$–	$–

Repurchase Agreement	–	382,700,000	–

Total Investments in Securities	$1,515,565,072	$382,700,000	$–

Investments in Purchased Options:
Perkins Mid Cap Value Fund	$–	$41,533,017	$–

Other Financial Instruments:(1)
Perkins Large Cap Value Fund	$–	$(28,500)	$–
Perkins Mid Cap Value Fund	–	(10,882,648)	–

(1)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

54 | DECEMBER 31, 2009

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2009 is noted below.

Fund	Aggregate Value

Perkins Large Cap Value Fund	$4,325,434
Perkins Mid Cap Value Fund	22,094,606

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Value Funds | 55

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class J Shares are available to shareholders investing in the Funds either directly or through financial intermediaries.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of

56 | DECEMBER 31, 2009

the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter

Janus Value Funds | 57

Notes to Financial Statements (unaudited) (continued)

M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the two-month or five-month period ended December 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2009 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

2.	Derivative Instruments

The Funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

58 | DECEMBER 31, 2009

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. A Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. A Fund’s ability to use derivatives instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. Derivatives traded OTC, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives

Janus Value Funds | 59

Notes to Financial Statements (unaudited) (continued)

through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on

60 | DECEMBER 31, 2009

the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The following Fund recognized realized gains/(losses) from written options contracts during the two-month period ended December 31, 2009 as indicated in the table below:

Fund	Gains

Perkins Mid Cap Value Fund	$35,056,675

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the two-month period ended December 31, 2009 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Perkins Mid Cap Value Fund
Options outstanding at October 31, 2009	119,494	$39,390,528
Options written	33,473	14,187,970
Options closed	–	–
Options expired	(72,689)	(35,056,675)
Options exercised	–	–

Options outstanding at December 31, 2009	80,278	$18,521,823

Other Options
In addition to the option strategies described above, a Fund may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Funds may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of each Fund’s net assets, when combined with all other illiquid investments of each Fund. A Fund may use exotic options to the extent that they are consistent with the Fund’s investment objective and investment policies, and applicable regulations.

The Funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include but are not limited to outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the

Janus Value Funds | 61

Notes to Financial Statements (unaudited) (continued)

credit default swap agrees to insure this risk in exchange for regular periodic payments. The Funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers (undiscounted), is the notional value of the contract. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging”, which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of December 31, 2009

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Perkins Large Cap Value Fund
Equity Contracts
Futures(a)	Variation Margin	$–	Variation Margin	$28,500

Total		$–		$28,500

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Perkins Mid Cap Value Fund
Equity Contracts
Options	Unaffiliated investments at value	$41,533,017	Options written, at value	$10,882,648

Total		$41,533,017		$10,882,648

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the Schedule of Investments. Only the current day’s variation margin is reported on the Statement of Assets and Liabilities.

62 | DECEMBER 31, 2009

The effect of Derivative Instruments on the Statements of Operations for the period ended December 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Large Cap Value Fund

Equity Contracts	$38,954	$–	$–	$–	$38,954

Total	$38,954	$–	$–	$–	$38,954

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Large Cap Value Fund

Equity Contracts	$33,608	$–	$–	$–	$33,608

Total	$33,608	$–	$–	$–	$33,608

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Mid Cap Value Fund

Equity Contracts	$–	$–	$(68,411,651)	$–	$(68,411,651)

Total	$–	$–	$(68,411,651)	$–	$(68,411,651)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Mid Cap Value Fund

Equity Contracts	$–	$–	$17,232,820	$–	$17,232,820

Total	$–	$–	$17,232,820	$–	$17,232,820

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with

Janus Value Funds | 63

Notes to Financial Statements (unaudited) (continued)

counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are

64 | DECEMBER 31, 2009

denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Funds’ contractual investment advisory “base” fee rate prior to any performance adjustment (expressed as an annual rate).

		Base
	Average Daily Net	Fee (%)
Fund	Assets of the Fund	(annual rate)

Perkins Large Cap Value Fund	N/A	0.64
Perkins Mid Cap Value Fund	N/A	0.64
Perkins Small Cap Value Fund	N/A	0.72

For each Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Large Cap Value Fund	Russell 1000® Value Index
Perkins Mid Cap Value Fund	Russell Midcap® Value Index
Perkins Small Cap Value Fund	Russell 2000® Value Index

Only the base fee rate applied until February 2007 for Perkins Mid Cap Value Fund and January 2010 for each of Perkins Large Cap Value Fund and Perkins Small Cap

Janus Value Funds | 65

Notes to Financial Statements (unaudited) (continued)

Value Fund, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began February 2007 for Perkins Mid Cap Value Fund and January 2010 for each of Perkins Large Cap Value Fund and Perkins Small Cap Value Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, the Funds calculated their Performance Adjustment by comparing the performance of Class J Shares (formerly named Investor Shares) against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of a Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. Until that time, a Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class J Shares performance for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period.

After Janus Capital determines whether a Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class J Shares as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

66 | DECEMBER 31, 2009

During the two-month period ended December 31, 2009, the following Fund recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

Perkins Mid Cap Value Fund	$1,719,549

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Funds. Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Funds to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Funds’ performance relative to their benchmark indices over the performance measurement period.

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. The same level of services is expected to be provided under the subadvisory arrangement as is currently provided. Janus Capital owns approximately 78% of Perkins.

As Perkins Mid Cap Value Fund’s and Perkins Small Cap Value Fund’s administrator, Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of each Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund pay Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Funds’ transfer agent, an asset-weighted averaged annual fee based on the proportion of certain Funds’ total net assets sold directly and the proportion of certain Funds’ net assets sold through intermediaries. The applicable fee rates are 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries for both Class J Shares and Class L Shares.

In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds. Certain intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds as applicable for providing or arranging for the provision of, administrative services including but not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors in Class R Shares and Class S Shares of the Funds, as applicable. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, and other financial intermediaries for providing these services.

Class T Shares of Perkins Large Cap Value Fund pay an annual administrative fee of 0.25% of net assets of Class T Shares for administrative services, including recordkeeping, subaccounting, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. These administrative fees are paid by Class T Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Janus Services or its affiliates may also pay administrative fees to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.

Janus Services has agreed to voluntarily waive the administrative fee payable of Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year is less than the payments made

Janus Value Funds | 67

Notes to Financial Statements (unaudited) (continued)

during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least February 16, 2011 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class J Shares, Class L Shares, Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Perkins Large Cap Value Fund	1.00
Perkins Mid Cap Value Fund	0.86
Perkins Small Cap Value Fund	0.96

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of December 31, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the two-month or five-month period ended December 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the two-month or five-month period ended December 31, 2009.

For the five-month period ended December 31, 2009, Janus Capital assumed $9,091 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 10. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $128,761 was paid by the Trust during the five-month period ended December 31, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the two-month or five-month period ended December 31, 2009, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Large Cap Value Fund	$298
Perkins Mid Cap Value Fund	12,554
Perkins Small Cap Value Fund	7,678

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the two-month period ended December 31, 2009, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Perkins Mid Cap Value Fund	$1,427
Perkins Small Cap Value Fund	213

68 | DECEMBER 31, 2009

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the five-month period ended December 31, 2009, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 8/1/09	Purchases	Purchases	Redemptions	Redemption	at 12/31/09

Perkins Large Cap Value Fund - Class A Shares	$500,000	$–	–	$–	–	$500,000
Perkins Large Cap Value Fund - Class C Shares	500,000	–	–	–	–	500,000
Perkins Large Cap Value Fund - Class I Shares	500,000	–	–	–	–	500,000
Perkins Large Cap Value Fund - Class S Shares	500,000	–	–	–	–	500,000
Perkins Large Cap Value Fund - Class T Shares	1,000	10,000	10/29/2009	–	–	11,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)	Net Tax Appreciation

Perkins Large Cap Value Fund	$48,362,887	$6,355,041	$(234,426)	$6,120,615
Perkins Mid Cap Value Fund	10,022,216,995	1,592,220,523	(277,419,211)	1,314,801,312
Perkins Small Cap Value Fund	1,637,447,190	261,312,141	(494,259)	260,817,882

Net capital loss carryovers as of October 31, 2009 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2009

	June	June	Accumulated
Fund	30, 2016	30, 2017	Capital Losses

Perkins Mid Cap Value Fund(1)	(149,143,508)	(764,121,072)	(913,264,580)
Perkins Small Cap Value Fund(1)	(14,556,221)	(148,559,227)	(163,115,448)

(1)	Capital loss carryovers subject to annual limitations.

The capital loss carryforward in Perkins Small Cap Value Fund is subject to annual limitations under applicable tax laws and may expire unused as a result of the Janus Adviser Small Company Value Fund acquisition during the current year. Due to these limitations, the carryforward amount in the table below will not be available for use. As a result, this amount has been reclassified as paid-in capital.

Janus Value Funds | 69

Notes to Financial Statements (unaudited) (continued)

Fund	Capital Loss Carryover Unavailable Due to Merger

Perkins Small Cap Value Fund	$2,413,283

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the two- or five-month period ended December 31, 2009 (unaudited)
and the fiscal years or periods ended October 31 or July 31

	Perkins Large Cap	Perkins Mid Cap	Perkins Small Cap
	Value Fund	Value Fund	Value Fund

Class A Shares
2009(1)	1.61%	N/A	N/A
2009(2)	N/A	1.10%	0.95%
2009(3)	2.19%	N/A	N/A
2009(4)	N/A	1.27%	1.02%

Class C Shares
2009(1)	2.45%	N/A	N/A
2009(2)	N/A	1.84%	1.81%
2009(3)	2.90%	N/A	N/A
2009(4)	N/A	2.00%	2.13%

Class I Shares
2009(1)	1.33%	N/A	N/A
2009(2)	N/A	0.78%	0.78%
2009(3)	2.15%	N/A	N/A
2009(4)	N/A	0.81%	0.77%

Class J Shares
2009(2)	N/A	1.05%(6)	1.06%(6)
2009(5)	N/A	1.11%(6)	1.11%(6)
2008	N/A	1.07%(6)	1.03%(6)
2007	N/A	0.86%(6)	1.01%(6)
2006	N/A	0.93%(6)	1.01%(6)
2005	N/A	0.93%(6)	0.97%(6)

Class L Shares
2009(2)	N/A	1.08%(6)	1.06%(6)
2009(5)	N/A	1.13%(6)	1.10%(6)
2008	N/A	1.04%(6)	1.02%(6)
2007	N/A	0.81%(6)	0.97%(6)
2006	N/A	0.89%(6)	1.00%(6)
2005	N/A	0.88%(6)	0.96%(6)

Class R Shares
2009(2)	N/A	1.52%	1.52%
2009(4)	N/A	1.53%	1.54%

Class S Shares
2009(1)	1.95%	N/A	N/A
2009(2)	N/A	1.26%	1.28%
2009(3)	2.32%	N/A	N/A
2009(4)	N/A	1.28%	1.29%

Class T Shares
2009(1)	1.28%	N/A	N/A
2009(7)	4.70%	N/A	N/A

(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from December 31, 2008 (inception date) through July 31, 2009.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Period from November 1, 2008 through October 31, 2009.
(6)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7)	Period from July 6, 2009 (inception date) through July 31, 2009.

70 | DECEMBER 31, 2009

7.	Capital Share Transactions

For the two- or five-month period ended December 31, 2009 (unaudited) and	Perkins Large Cap		Perkins Mid Cap		Perkins Small Cap
the fiscal years ended October 31, 2009 or July 31, 2009 (all numbers in	Value Fund		Value Fund		Value Fund
thousands)	2009(1)	2009(2)	2009(3)	2009(4)	2009(3)	2009(4)

Transactions in Fund Shares – Class A Shares:
Shares sold	87	67	4,763	8,635	636	575
Shares issued in connection with acquisition (see Note 9)	N/A	N/A	N/A	37,761	N/A	538
Reinvested dividends and distributions	–	–	47	–	–	–
Shares repurchased	(3)	(3)	(1,434)	(4,492)	(44)	(85)
Net Increase/(Decrease) in Fund Shares	84	64	3,376	41,904	592	1,028
Shares Outstanding, Beginning of Period	64	–	41,904	–	1,028	–
Shares Outstanding, End of Period	148	64	45,280	41,904	1,620	1,028
Transactions in Fund Shares – Class C Shares:
Shares sold	12	50	797	1,597	195	214
Shares issued in connection with acquisition (see Note 9)	N/A	N/A	N/A	5,297	N/A	111
Reinvested dividends and distributions	–	–	–	–	–	–
Shares repurchased	–	–	(214)	(385)	(9)	(6)
Net Increase/(Decrease) in Fund Shares	12	50	583	6,509	186	319
Shares Outstanding, Beginning of Period	50	–	6,509	–	319	–
Shares Outstanding, End of Period	62	50	7,092	6,509	505	319
Transactions in Fund Shares – Class I Shares:
Shares sold	1,504	2,866	12,593	18,921	4,733	11,739
Shares issued in connection with acquisition (see Note 9)	N/A	N/A	N/A	52,515	N/A	497
Reinvested dividends and distributions	21	9	169	–	–	–
Shares repurchased	(35)	(284)	(2,303)	(4,080)	(429)	(105)
Net Increase/(Decrease) in Fund Shares	1,490	2,591	10,459	67,356	4,304	12,131
Shares Outstanding, Beginning of Period	2,591	–	67,356	–	12,131	–
Shares Outstanding, End of Period	4,081	2,591	77,815	67,356	16,435	12,131
Transactions in Fund Shares – Class J Shares:
Shares sold	N/A	N/A	21,274	182,232	6,724	18,146
Shares issued in connection with acquisition (see Note 9)	N/A	N/A	N/A	N/A	–	139
Reinvested dividends and distributions	N/A	N/A	686	21,752	–	3,565
Shares repurchased	N/A	N/A	(20,065)	(122,827)	(2,142)	(15,988)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	1,895	81,157	4,582	5,862
Shares Outstanding, Beginning of Period	N/A	N/A	392,139	310,982	33,849	27,987
Shares Outstanding, End of Period	N/A	N/A	394,034	392,139	38,431	33,849
Transactions in Fund Shares – Class L Shares:
Shares sold	N/A	N/A	687	6,973	465	14,737
Reinvested dividends and distributions	N/A	N/A	51	1,280	–	4,056
Shares repurchased	N/A	N/A	(437)	(11,441)	(3,806)	(13,839)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	301	(3,188)	(3,341)	4,954
Shares Outstanding, Beginning of Period	N/A	N/A	18,627	21,815	35,850	30,896
Shares Outstanding, End of Period	N/A	N/A	18,928	18,627	32,509	35,850
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	606	1,181	66	39
Shares issued in connection with acquisition (see Note 9)	N/A	N/A	N/A	2,983	N/A	171
Reinvested dividends and distributions	N/A	N/A	–	–	–	–
Shares repurchased	N/A	N/A	(207)	(344)	(32)	(18)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	399	3,820	34	192
Shares Outstanding, Beginning of Period	N/A	N/A	3,820	–	192	–
Shares Outstanding, End of Period	N/A	N/A	4,219	3,820	226	192

Janus Value Funds | 71

Notes to Financial Statements (unaudited) (continued)

For the two- or five-month period ended December 31, 2009 (unaudited) and	Perkins Large Cap		Perkins Mid Cap		Perkins Small Cap
the fiscal years ended October 31, 2009 or July 31, 2009 (all numbers in	Value Fund		Value Fund		Value Fund
thousands)	2009(1)	2009(2)	2009(3)	2009(4)	2009(3)	2009(4)

Transactions in Fund Shares – Class S Shares:
Shares sold	–	50	2,977	6,098	459	332
Shares issued in connection with acquisition (see Note 9)	N/A	N/A	N/A	19,652	N/A	1,177
Reinvested dividends and distributions	–	–	25	–	–	–
Shares repurchased	–	–	(1,275)	(2,455)	(134)	(153)
Net Increase/(Decrease) in Fund Shares	–	50	1,727	23,295	325	1,356
Shares Outstanding, Beginning of Period	50	–	23,295	–	1,356	–
Shares Outstanding, End of Period	50	50	25,022	23,295	1,681	1,356
Transactions in Fund Shares – Class T Shares:
Shares sold	2	98*	N/A	N/A	N/A	N/A
Shares issued in connection with acquisition (see Note 9)	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	–	–	N/A	N/A	N/A	N/A
Shares repurchased	–	–	N/A	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	2	98*	N/A	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	98*	–	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	2	98*	N/A	N/A	N/A	N/A

*	Transactions not in thousands.
(1)	Period from August 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009 for Class A Shares, Class C Shares, Class I Shares, and Class S Shares and July 6, 2009 (inception date) through July 31, 2009 for Class T Shares.
(3)	Period from November 1, 2009 through December 31, 2009. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares and November 1, 2008 through October 31, 2009 for Class J Shares and Class L Shares.

8.	Purchases and Sales of Investment Securities

For the two-month or five-month period ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Large Cap Value Fund	$20,156	$4,859	$–	$–
Perkins Mid Cap Value Fund	1,361,719,692	1,090,747,676	–	–
Perkins Small Cap Value Fund	203,729	145,130	–	–

9.	Fund Acquisition

On July 6, 2009, Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund acquired all of the net assets of Janus Adviser Perkins Mid Cap Value Fund and Janus Adviser Perkins Small Company Value Fund, respectively, pursuant to separate plans of reorganization approved by the Trustees of Janus Investment Fund. The reorganization involved certain funds that were a series of the Janus Adviser Series trust (“JAD Trust”) being merged into corresponding funds of the Trust. The reorganization was accomplished by a tax-free exchange of the series of the JAD Trust for the series of the Trust. The table below reflects the merger activity.

						Target Fund’s
	Target Fund’s		Acquiring	Acquiring		Unrealized
	Shares	Target Fund’s	Fund’s Shares	Fund’s Net	Combined Net	Appreciation/
	Outstanding	Net Assets Prior	Issued in	Assets Prior to	Assets after	(Depreciation)
Fund	Prior to Merger	to Merger	Merger	Merger	Merger	Prior to Merger

Perkins Mid Cap Value Fund	138,163,103	$1,899,985,868	118,208,457	$6,489,618,981	$8,389,604,849	$68,465,211
Perkins Small Cap Value Fund	4,271,025	43,398,734	2,495,253	1,097,606,566	1,141,005,300	(5,523,182)

72 | DECEMBER 31, 2009

10.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, one of which still remains, and which was brought by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818).

In the Wiggins case, a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, Janus filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the United States Court of Appeals for the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether Janus’ petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on Janus’ petition for a writ of certiorari. In addition to the Wiggins case, on January 20, 2010, the Court entered orders dismissing the remaining claims asserted against Janus Capital and its affiliates by fund investors in Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518 (a derivative claim involving alleged frequent trading practices).

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a “Notice that Matter is Deemed Concluded.” At this time, no further proceedings are scheduled in this matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

11.	Subsequent Events

Effective February 16, 2010, Class J Shares will be renamed Class T Shares and will be available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus will be moved to a newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares will commence operations on or about February 16, 2010. The transfer agency (TA) fee structure for Class D Shares and Class T Shares will be different than that of Class J Shares. Class D Shares will pay a fixed annual TA fee rate of 0.12% of net assets. Class T Shares will pay a fixed annual TA fee rate of 0.25% of net assets. Currently, Class J Shares pay a blended annual fee rate of 0.12% of average net assets for the proportion of assets sold directly and 0.25% of average net assets sold through financial intermediaries. A Fund’s total expense ratio could be impacted by the change in TA fee structure.

In May 2009, in accordance with the FASB guidance, the Funds adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. The

Janus Value Funds | 73

Notes to Financial Statements (unaudited) (continued)

guidance also requires entities to disclose the date through which subsequent events were evaluated as well as the basis for that date. Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through February 18, 2010, the date of issuance of the Funds’ financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

74 | DECEMBER 31, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

In this disclosure, each fund and portfolio of Janus Investment Fund are referred to as “Fund” and, collectively, as “Funds.”

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the seven Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 11, 2009, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2010 through February 1, 2011, subject to earlier termination as provided for in each agreement,

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent

Janus Value Funds | 75

Additional Information (unaudited) (continued)

with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the

76 | DECEMBER 31, 2009

Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 11, 2009 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Value Funds | 77

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

78 | DECEMBER 31, 2009

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the

Janus Value Funds | 79

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

80 | DECEMBER 31, 2009

Notes

Janus Value Funds | 81

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

This is for information purposes only. Janus Capital Group Inc., does not guarantee that the information supplied is accurate, complete or timely or make any warranties with regards to the results obtained from its use.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (1/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0110-041	2-28-10 125-24-71115 02-10

Item 2 — Code of Ethics
     Not applicable to semiannual reports.
Item 3 — Audit Committee Financial Expert
     Not applicable to semiannual reports.
Item 4 — Principal Accountant Fees and Services
     Not applicable to semiannual reports.
Item 5 — Audit Committee of Listed Registrants
     Not applicable.
Item 6 — Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan.
Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
     Not applicable.
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
     Not applicable.
Item 10 — Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 — Exhibits
(a)(l)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)

Date:	February 26, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date:	February 26, 2010

By:	/s/ Jesper Nergaard Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)

Date:	February 26, 2010